UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.     )

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

TINGO, INC.

(Name of Registrant As Specified In Its Charter)

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Tingo, Inc.
43 West 23rd Street
2nd Floor
New York, NY 10010
USA
+1 646 847 0144
Fax: +1 212 671 1534
www.tingoinc.com

November ____, 2022

Dear Stockholders:

This Notice and accompanying Information Statement is being furnished to the holders of common stock of Tingo, Inc. (“we,” “us,” “our,” “Tingo” or the “Company”), a Nevada corporation. We are not soliciting your proxy and you are requested not to send us a proxy. This Information Statement is the consequence of the Company entering into a Second Amended and Restated Agreement and Plan of Merger (“Merger Agreement”) with MICT, Inc., a Delaware corporation whose shares are traded on Nasdaq (“MICT”), and certain subsidiaries of MICT and Tingo, wherein MICT will acquire, via a forward triangular merger (“Merger”), the operating business of the Company.

In connection with the foregoing, and in furtherance of the Merger, we are notifying you of the following additional actions taken by holders of a majority of our voting shares:

•

approval of the contribution by the Company of its ownership interests in and to Tingo Mobile PLC, the Company’s sole operating subsidiary (“Tingo Mobile”), to a newly-formed corporation organized under the laws of the British Virgin Islands (“Tingo BVI Sub”, and the contribution of Tingo Mobile to Tingo BVI Sub, as the “Contribution”);

•

approval of the Merger Agreement and, in particular, the Merger of a wholly-owned subsidiary of MICT with and into Tingo BVI Sub, with MICT BVI Sub surviving the Merger as a wholly-owned subsidiary of MICT, in exchange for Tingo receiving certain securities of MICT as more particularly described herein; and

•	approval, on a non-binding advisory basis, of certain Merger-related compensatory arrangements with the Tingo named executive officers (“Executive Merger Compensation”).

The Contribution, the Merger, and the Executive Merger Compensation (collectively, the “Actions”) are each described in more detail in the Information Statement attached to this Notice. I encourage you to read the Information Statement in its entirety. This Notice and accompanying Information Statement is being mailed on or about _____________, 2022 to stockholders of record as of the close of business on October 28, 2022 (the “Record Date”).

BOARD APPROVAL

The Tingo Board of Directors (“Board”) has (i) determined that it is advisable, fair to, and in the best interests of the Company and its stockholders to effect the Contribution and the Merger by entering into the Merger Agreement, (ii) adopted the Merger Agreement and approved the transactions contemplated thereby, and (iii) recommended that the stockholders of the Company approve each of the Actions in their entirety.

i

RECORD DATE, VOTE REQUIRED AND RELATED INFORMATION

Charter, Bylaws, and Statutory Requirements

Tingo Articles of Incorporation. Our Articles of Incorporation presently provide for two classes of voting stock: Class A common stock and Class B common stock. Shares of Class A common stock carry one (1) vote per share and are entitled to customary dividend and liquidation rights afforded to common stockholders under Nevada law. Shares of Class B common stock carry ten (10) votes per share and, while not entitled to dividend, liquidation, conversion, or economic rights of any kind, are entitled to vote together with holders of Class A common stock on all matters. Based upon the number of shares of Class A common stock and Class B common stock outstanding as of the date of this Information Statement, the number of votes representing a majority of the voting rights held by Class A and Class B common stockholders is 938,758,106.

Tingo Bylaws. Section 2.9 of our Bylaws permits the holders of a majority of our voting securities to take an action by written consent on behalf of all stockholders, provided that ‘prompt’ notice of such action is provided to all non-consenting stockholders. This Information Statement constitutes the required notice under our Bylaws.

NRS Provisions. Section 78.320(1) of the Nevada Revised Statutes (“NRS”) requires that, regarding a vote of our stockholders, an action by our stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. NRS Section 78.320(2) further states that, unless otherwise provided in our Articles of Incorporation or Bylaws, any action required or permitted to be taken at a meeting of our stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power of the Company. If the Actions were not adopted by majority written consent pursuant to Section 78.320(2), each of the Actions would have been required to be considered by our stockholders at a special stockholders’ meeting convened for the specific purpose of approving them.

Vote Obtained. As of the Record Date, the Company had authorized capital stock consisting of 2,500,000,000 shares, of which 2,250,000,000 are Class A common stock, 200,000,000 are Class B common stock, and 50,000,000 are undesignated preferred stock. As of the Record Date and the date of this Notice and Information Statement, the Company had 1,227,516,211 shares of Class A common stock, representing as many votes, issued and outstanding, and 65,000,000 shares of Class B common stock, representing 650,000,000 votes, issued and outstanding. On October 28, 2022, the Secretary of the Company received the written consent of shareholders collectively holding 839,512,750 shares of our Class A common stock and 61,000,000 shares of our Class B common stock, or 77.20% of the total voting power of our common stock, approving the Actions. No further vote of our stockholders is required to affect the Actions, which are expected to become effective on or about November ____, 2022.

The transfer agent for our common stock is Action Stock Transfer, LLC, 2649 East, Fort Union Blvd, Suite 214, Salt Lake City, UT 84121.

NO MEETING OF STOCKHOLDERS REQUIRED

We are not soliciting any votes in connection with the Actions. The stockholders that have consented to the Actions collectively hold a majority of the Company’s outstanding common stock and, accordingly, such stockholders have sufficient voting rights to approve the Actions.

Under Nevada law, the effective date of the Actions is twenty (20) days following the giving of notice of the Actions to all other stockholders. This Notice and accompanying Information Statement constitutes the required notice under Nevada law, as well as pursuant to applicable requirements of the Securities Exchange Act of 1934, as amended.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Kenneth I. Denos
Kenneth I. Denos
Secretary

ii

Annex A — Merger Agreement

PRELIMINARY INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being sent to stockholders of Tingo, Inc. (hereafter, “we,” “us,” “our,” “Tingo,” or the “Company”) in connection with the following actions taken by holders of a majority of the voting power of our outstanding voting securities (collectively referred to in this Information Statement as the “Actions”):

•	approval of the contribution by the Company of its ownership interests in Tingo Mobile PLC, the Company’s sole operating subsidiary (“Tingo Mobile”) to a newly-formed corporation organized under the laws of the British Virgin Islands (“Tingo BVI Sub” and the contribution of the interests of Tingo Mobile to Tingo BVI Sub, the “Contribution”);

•	approval of the merger of a newly-formed subsidiary of MICT with and into Tingo BVI Sub (the “Merger”) contemplated by the Second Amended and Restated Agreement and Plan of Merger, dated October 6, 2022, as it may be amended from time to time, which is referred to as the “Merger Agreement,” by and among MICT, Inc. (“MICT”), a Delaware corporation, the Company, Darren Mercer, an individual, in the capacity as the representative from and after the closing (the “Closing”) for the stockholders of MICT, (in such capacity, the “MICT Representative”) and Dozy Mmobuosi, an individual, in the capacity as the representative of the Tingo stockholders from and after the Closing as of immediately prior to the Closing, (in such capacity, the “Tingo Representative”), a copy of which is attached to this Information Statement as Annex A;

•	approval of the Merger Agreement; and

•	approval, on a non-binding advisory basis, the compensation that may be paid or become payable to Tingo named executive officers that is based on or otherwise relates to the transactions contemplated by the Merger Agreement (“Executive Merger Compensation”).

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and Regulation 14C and Schedule C thereunder, this Information Statement will be mailed out on or about November ____, 2022 (the “Mailing Date”) to the Company’s shareholders of record, as of October 28, 2022 (the “Record Date”). As of the Record Date, we had outstanding 1,227,516,211 shares of Class A common stock and 65,000,000 shares of Class B common stock. We have no other shares of voting stock outstanding.

This Information Statement is being circulated to advise our shareholders of the Actions described above. Nevertheless, pursuant to Rule 14c-2 of the Exchange Act, the Actions will not be effective until 20 days after the Mailing Date. We anticipate that the effective date of the Actions to be on or about November ____, 2022 (the “Effective Date”).

SUMMARY

This summary highlights selected information from this Information Statement with respect to the combining of the business of Tingo Mobile and MICT by way of the Merger, and the subsequent conversion (subject to certain conditions) of certain of the Merger Consideration received by Tingo into shares of MICT common stock (the “Conversions”), such that Tingo, and derivatively the Tingo shareholders, will hold 75.0% of the outstanding shares of MICT common stock. This summary also highlights the principal components of the Merger Agreement which embody the Merger, the issuance of the Merger Consideration in connection with the Merger, and the other Actions approved by holders of a majority of our voting shares. This summary may not contain all of the information that is important to you. To understand the Merger, the Actions, and other related matters fully and for a more complete description of the legal terms of the Merger Agreement and the related agreements, you should carefully read this entire Information Statement. You should also read the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2021 and Quarterly Report on Form 10-Q, as amended, for the quarter and six months ended June 30, 2022. Please see “Where You Can Find More Information” beginning on page 110. We have included references to other portions of this Information Statement to direct you to a more complete description of the topics presented in this summary, which you should review carefully in their entirety.

The Companies

Tingo. Tingo is a Nevada corporation organized in February, 2015 whose shares are traded on OTC Markets under the symbol ‘TMNA’. In August 2021, Tingo acquired Tingo Mobile in a reverse acquisition, following which the operations of Tingo Mobile became the operations of the consolidated business of Tingo. Tingo is led by its CEO, Dozy Mmobuosi, the founder of Tingo Mobile, and an experienced management team and board of directors. For more information, visit the Tingo website at www.tingoinc.com. Tingo’s website does not constitute a part of this Information Statement. Tingo’s principal executive offices are located at 43 West 23rd Street, 2nd Floor, New York, NY 10010, and its telephone number is (646) 847-0144.

Tingo BVI Sub. Prior to the Merger, Tingo BVI Sub will be formed by Tingo for the sole purpose of effecting the Merger. At the time of the Merger, Tingo BVI Sub will not have conducted any business and, with the exception of its holding of all of the shares of Tingo Mobile, will have no assets, liabilities or obligations of any nature other than as set forth in the Merger Agreement. By operation of the Merger, MICT BVI Merger Sub (defined below) will be merged with and into Tingo BVI Sub, with MICT BVI Sub continuing as the surviving corporation and as a wholly-owned subsidiary of MICT, and the separate existence of Tingo BVI Merger Sub will cease. Tingo BVI Sub’s principal executive offices are located at 43 West 23rd Street, Second Floor, New York, NY 10010, and its telephone number is (646) 847-0144.

Tingo Mobile. Tingo Mobile, the sole operating subsidiary of Tingo, is an Agri-Fintech company offering a comprehensive platform service through use of smartphones — ‘device as a service’ (using GSM technology) to empower a marketplace to enable subscribers/farmers within and outside of the agricultural sector in Nigeria to manage their commercial activities of growing and selling their production to market participants both domestically and internationally. The ecosystem provides a ‘one stop shop’ solution to enable such subscribers to manage everything from airtime top ups, bill pay services for utilities and other service providers, access to insurance services and micro finance to support their value chain from ‘seed to sale’.

As of June 30, 2022, Tingo Mobile had approximately 9.3 million subscribers using its mobile phones and Nwassa payment platform (www.nwassa.com). Tingo believes that Nwassa is Africa’s leading digital agriculture ecosystem that empowers rural farmers and agri-businesses by using proprietary technology to enable access to markets in which they operate. Farm produce can be shipped from farms across Africa to any part of the world, in both retail and wholesale quantities. Nwassa’s payment gateway also has an escrow structure that creates trust between buyers and sellers. Tingo Mobile’s system provides real-time pricing, straight from the farms, eliminating middlemen. Users’ customers pay for produce bought using available pricing on Tingo Mobile’s platform. Tingo Mobile’s platform is paperless, verified and matched against a smart contract. Data is efficiently stored on the blockchain.

Tingo Mobile’s platform has created an escrow solution that secures the buyer, where funds are not released to its members until fulfilment. The platform also facilitates trade financing, ensuring that banks and other lenders compete to provide credit to its members.

MICT. MICT, whose common shares are traded on the Nasdaq Capital Market under the symbol ‘MICT’, is a financial technology business principally focused on the growth and development technology company currently selling insurance products across approximately 130 cities in China, with planned expansion into additional markets. MICT has developed highly scalable proprietary platforms for insurance products (B2B, B2B2C and B2C) and financial services/products (B2C), the technology for which is highly adaptable for other applications and markets. MICT has acquired and holds the requisite license and approvals with the Hong Kong Securities and Futures Commission to deal in securities and provide securities advisory and asset management services. MICT also has memberships/registrations with the Hong Kong Stock Exchange, the London Stock Exchange and the requisite Hong Kong and China Direct clearing companies. MICT’s financial services business and first financial services product, the Magpie Invest app, is able to trade securities on NASDAQ, NYSE, TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange. MICT shares have been listed for trading on The Nasdaq Capital Market under the symbol “MICT” since April 29, 2013. For more corporate and product information please visit MICT’s website at http://www.MICT-inc.com. MICT’s principal executive offices are located at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, and its telephone number is (201) 225-0190.

MICT Delaware Sub. Prior to the closing date of the Merger, MICT Delaware Sub will be formed by MICT for the sole purpose of holding all of the shares of MICT BVI Sub, effecting the Merger, and constituting the operating parent of Tingo Mobile following the Merger. At the time of the Merger, MICT Delaware Sub will not have conducted any business and, with the exception of its holding of all of the shares of MICT BVI Sub, will have no assets, liabilities or obligations of any nature other than as set forth in the Merger Agreement. At the time of the Merger, MICT Delaware Sub will hire Dozy Mmobuosi as its Chief Executive Officer, as well as other executive management personnel, and will have a 6-person governing board of directors. MICT and Tingo shall each appoint two members of the MICT Delaware Sub board, with the remaining two members, prior to such appointment, being independent of MICT or Tingo. MICT Delaware Sub’s principal executive offices are located at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, and its telephone number is (201) 225-0190.

MICT BVI Sub. Prior to the closing of the Merger, MICT BVI Sub will be formed by MICT for the sole purpose of effecting the Merger. At the time of the Merger, MICT BVI Sub will not have conducted any business and will have no assets, liabilities or obligations of any nature other than as set forth in the Merger Agreement. By operation of the merger, MICT BVI Merger Sub will be merged with and into Tingo BVI Sub, with MICT BVI Sub continuing as the surviving corporation and as a wholly owned subsidiary of MICT, and the separate existence of Tingo BVI Merger Sub will cease. MICT BVI Sub’s principal executive offices are located at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, and its telephone number is (201) 225-0190.

Immediately following the Merger, the corporate structures of MICT and Tingo, solely insofar as such structures concern the operations of Tingo Mobile, will be as follows:

*	Tingo’s initial entitlement to a 19.9% ownership interest in MICT is based on the number of outstanding shares of MICT immediately prior to the Merger.

The Merger, the Conversions, and Associated Transactions (page 69)

Overview. The Merger Agreement is the second restatement of the agreement and the result of efforts of Tingo and MICT to restructure the transaction as a multi-phase forward triangular merger instead of as a reverse triangular merger as previously agreed. Under the terms of the Merger Agreement, Tingo will contribute all of its ownership of Tingo Mobile to Tingo BVI Sub, a newly created entity formed to facilitate the Merger. MICT will also create a BVI subsidiary, MICT BVI Sub, which will be merged with and into Tingo BVI Sub, with MICT BVI Sub as the surviving corporation and a subsidiary of MICT. The Merger will, therefore, result in Tingo Mobile becoming an indirect wholly-owned subsidiary of MICT, and the operations of Tingo Mobile, as an agri-fintech company, becoming the predominant operations of MICT. The aggregate consideration tendered by MICT to Tingo, the sole shareholder of Tingo Mobile, will consist of newly-issued common stock of MICT equal to 19.9% of its outstanding shares, calculated immediately prior to the closing date of the Merger (the “Common Consideration Shares”) and two series of convertible preferred shares – Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Convertible Preferred Stock (“Series B Preferred Stock”). The Series A Preferred Stock, Series B Preferred Stock, and the Consideration Shares are collectively referred to herein as “Merger Consideration”.

Preliminary to Merger – Amended Purchaser Loan and Contribution of Tingo Mobile Ownership to Tingo BVI Sub. Following execution of the Merger Agreement, MICT extended to Tingo a loan in the principal amount of $23,700,000 with an interest rate of 5% per year (the "Amended Purchaser Loan”), and which amended and restated the previous loan agreement between MICT and Tingo dated May 10, 2022, for a principal amount of $3,500,000. In addition to the Amended Purchase Loan, prior to the Merger, Tingo will contribute all of its ownership in Tingo Mobile to Tingo BVI Sub (the “Contribution”), such that Tingo Mobile will be wholly-owned by Tingo BVI Sub at the time of the Merger.

Stage 1 – Closing of Merger and Issuance of Merger Consideration. The first stage of the transaction involves the Merger of MICT BVI Sub with and into Tingo BVI Sub, with MICT BVI Sub as the surviving corporation and as a wholly-owned subsidiary of MICT. At the closing of the Merger (“Closing”), Tingo will receive the Merger Consideration consisting of the Common Consideration Shares, the Series A Preferred Stock, and the Series B Preferred Stock. Also at the Closing, MICT will add two individuals appointed by Tingo to MICT’s existing 4-person board of directors.

Stage 2 – MICT Shareholder Approval of Conversion of Series A Preferred Stock. The second stage of the transaction involves MICT obtaining, subsequent to the Merger Closing, shareholder approval of the conversion of the Series A Preferred Stock (“Series A Conversion”). Following the Series A Conversion, Tingo will hold MICT common stock equal to 40.0% of MICT’s outstanding common stock, calculated as of the Merger Closing.

Stage 3 – Nasdaq Approval of Change of Control and MICT Shareholder Approval of Conversion of Series B Preferred Stock. The third stage of the transaction involves, subsequent to the Series A Conversion, MICT obtaining Nasdaq approval of the change of control of MICT and, concomitantly, MICT shareholder approval of the conversion of the Series B Preferred Stock (“Series B Conversion” and, together with the Series A Conversion, the “Conversions”). Following the Series B Conversion, Tingo will hold MICT common stock equal to 75.0% of MICT’s outstanding common stock, calculated as of the Merger Closing. Following the Conversions and assuming no other issuances of equity securities of MICT during the interim period, the resulting corporate structure of Tingo and MICT will be as follows:

Expected Timing. We expect to complete the Merger during the fourth quarter of 2022, and we expect the MICT shareholders to approve the Series A Conversion within approximately thirty days thereafter. During the first quarter of 2023, we expect MICT to submit a change of control application to Nasdaq and to also seek shareholder approval of the Series B Conversion, both of which we expect to be approved in the second quarter of 2023. The Closing of the Merger and the subsequent Conversions are both subject to a number of conditions and uncertainties. See “The Merger Agreement” beginning on page 80 of this Information Statement and “Risk Factors—The Merger may not be completed and the Merger Agreement may be terminated in accordance with its terms” beginning on page 17 of this Information Statement for further information.

Filing of Registration Statement for Common Stock Underlying Merger Consideration. Following the Series B Conversion, MICT has undertaken to file a registration statement, on Form S-4, registering the MICT common stock underlying the Merger Consideration.

Conditions to Completion of the Merger. The completion of the Merger is subject to the satisfaction or, to the extent legally permissible, the waiver of a number of conditions in the Merger Agreement, including:

•	the absence of any injunctions, writs, or orders enjoining the Acquisition, Merger or other transaction contemplated by the Merger Agreement;

•	approval by Nasdaq for listing of the Common Consideration Shares and payment of the listing fee;

•	the accuracy of certain representations and warranties concerning the Company, Tingo Mobile, MICT, and their various subsidiaries and affiliates as set forth in the Merger Agreement; and

•	the compliance of the Company, Tingo Mobile, MICT, and certain shareholders of the Company with all applicable covenants as set forth in the Merger Agreement.

Termination of the Merger Agreement. The Merger Agreement may be terminated at any time prior to the completion of the Merger in any of the following ways:

•	by the mutual written consent of the parties to the Merger Agreement; and

•	by the Company or MICT in certain circumstances. See “The Merger Agreement—The Merger—Termination of the Merger Agreement” below.

Appraisal or Dissenters’ Rights. Holders of Company common stock will not be entitled to exercise appraisal or dissenters rights under Nevada law in connection with the Merger or the issuance of the Merger Consideration.

Reasons for the Merger (page 74)

The terms of the Merger Agreement were considered by the Board. The Board: (i) determined that it is advisable, fair to, and in the best interests of the Company and its stockholders to enter into the Merger Agreement, (ii) adopted the Merger Agreement and approved the transactions contemplated thereby, including the Contribution, the Merger and the Executive Merger Compensation, and (iii) recommended that the stockholders of the Company approve the Actions in connection with the Merger.

In making its decision, the Board considered the factors described in the section of this Information Statement entitled “The Merger—Reasons for the Merger” beginning on page 74 of this Information Statement.

Interests of Executive Officers and Directors of the Company in the Merger (page 75)

Following the Closing of the Merger, certain of our executive officers, including Dozy Mmobuosi, our Chief Executive Officer, are expected to serve as officers of MICT Delaware Sub, the parent company of MICT BVI Sub and Tingo Mobile. In addition, one of our executive officers and one of our independent directors are expected to serve as members of the MICT Board of Directors. Even though these persons will assume additional responsibilities within MICT, all of these persons are expected to continue in their present roles within the Company following the Closing. Other than the foregoing, our executive officers and directors do not have any material interests in the Merger that are different from, or in addition to, the interests of all Company stockholders.

Approvals Required (page 71)

Nevada Stockholder Approval Requirement. Certain of the Actions require approval of the Company’s stockholders under the NRS, namely: (i) the Contribution of the ownership of Tingo Mobile to Tingo BVI Sub, (ii) the Merger Agreement and the Merger of MICT BVI Sub with and into Tingo BVI Sub; and (ii) the Executive Merger Compensation. We are sending you this Information Statement because we have obtained the required stockholder approval for each of the above Actions, which requires notice to be promptly provided to all non-consenting stockholders.

Nasdaq Stockholder Approval Requirement. Because the conversion of the Series A Preferred Stock would result in Tingo holding more than 19.9% of the issued and outstanding shares of MICT, Nasdaq rules require the conversion and subsequent issuance of MICT common stock to be approved by MICT shareholders. For similar reasons, Nasdaq rules will also require MICT shareholder approval for the conversion and subsequent issuance of MICT common stock in connection with the conversion of the Series B Preferred Stock. In the case of both the Series A Preferred Stock conversion and the Series B Preferred Stock conversion, MICT will seek shareholder approval pursuant to special meetings of its shareholders and will file with the SEC and mail to MICT shareholders, separate proxy statements complying with the requirements of Section 14A under the Exchange Act.

Nasdaq Change of Control Approval Requirement. Because the conversion of the Series B Preferred Stock would result in Tingo holding a controlling voting interest in MICT, in addition to MICT shareholder approval, such conversion must be approved by Nasdaq as a change of control of MICT (“Change of Control”). We expect that MICT will submit a change of control application to Nasdaq in the first quarter of 2023, and expect MICT to receive Nasdaq approval of the conversion of the Series B Preferred Stock in the second quarter of 2023.

Approvals Not Guaranteed. We cannot assure you that MICT will obtain shareholder approval of the Conversions or that Nasdaq approval of the Change of Control will be obtained. If such approvals are not obtained by June 30, 2023, Tingo will have certain redemption rights with respect to the Series A Preferred Stock and the Series B Preferred Stock as described on page 87 under “The Merger Agreement – Series A Trigger Event” and “ – Series B Trigger Event”.

Impact of Merger and Conversions on Tingo and Tingo Stockholders (page 69)

If the Merger and the Conversions are consummated, the Company will hold and/or control 75.0% of the outstanding common stock of MICT. Because MICT will own 100% of Tingo Mobile, our shareholders’ derivative interest in Tingo Mobile will be diluted as a result of the Merger and related transactions. Moreover, if MICT issues additional equity securities, the ownership and voting interests of the Company in MICT will be further proportionately reduced.

U.S. Federal Income Tax Consequences of the Merger to the Company and its Stockholders (page 78)

We and MICT have structured the Merger as a forward triangular merger of MICT BVI Sub and Tingo BVI Sub. Consequently, we do not expect any material U.S. federal income tax consequences to the Company or its existing stockholders that will result from the issuance of the Merger Consideration, the conversion of the Series A Preferred Stock, or the conversion of the Series B Preferred Stock.

Anticipated Accounting Treatment (78)

The Merger will be accounted for as a forward triangular merger under the acquisition method of accounting. Under the acquisition method of accounting, MICT will be treated as the accounting acquirer and Tingo BVI Sub and its subsidiaries will be treated as the “acquired” company for financial reporting purposes because, immediately upon the Closing of the Merger, Tingo will hold less than 20.0% of the voting interest of MICT. Therefore, the consideration paid in connection with the Merger will be allocated to Tingo Mobile’s assets and liabilities assumed based on their fair market values. The assets and liabilities and results of operations of Tingo Mobile will be consolidated into the results of operations of MICT as of the effective time of the Merger. These allocations will be based upon a valuation that has not yet been finalized.

As a holder of common and preferred stock of MICT, we will be required to classify our holding of these equity securities into three categories: (i) trading securities, (ii) available-for-sale securities or (iii) held-to maturity securities. Publicly-traded securities are classified as trading securities and reported at fair value, with changes in fair value to be recorded in the “Other Income” section of our Statement of Operations. Private securities will be reported at fair value pursuant to the fair value option for financial assets and financial liabilities available under provisions of accounting principles generally accepted in the United States of America (“GAAP”), with changes in fair value also recorded in the “Other Income” section of our Statement of Operations.

Directors and Officers of MICT (page 78)

Although there will be no changes to the executive officers of MICT in connection with the Merger, Tingo will be entitled to appoint two individuals to serve on the MICT Board of Directors, which will consist of six directorships.

Termination of the Merger Agreement (page 87)

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including: (i) by mutual written consent of MICT and Tingo; (ii) by either MICT or Tingo if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger, and such order or other action has become final and non-appealable; (iii) by either MICT or Tingo in the event of the other party’s uncured breach, if such breach would result in the failure of a closing condition and is incapable of being cured or is not cured within 30 days after notice of such breach; (iv) by MICT if there has been a material adverse effect on Tingo and its subsidiaries taken as a whole following the date of the Merger Agreement that remains uncured and continuing; (v) by either MICT or Tingo if the shareholders of MICT or Tingo, respectively, do not provide necessary stockholder approval at a the special shareholder meeting held by MICT and Tingo, respectively; and (vi) by MICT, if within forty-five (45) days after execution of the Merger Agreement, Tingo has not duly filed certain SEC reports as further delineated in the Merger Agreement.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for certain obligations related to publicity, confidentiality, fees and expenses, no recourse, termination and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Merger Agreement prior to termination. The Merger Agreement provides that MICT must pay Tingo a termination fee equal to $5,000,000 in the event that either party chooses to terminate the Merger upon MICT accepting a Superior Offer as defined in the Merger Agreement after consultation with its legal and financial advisors and in the event of certain specified circumstances, such as by way of the board of MICT withdrawing its approval of the Merger Agreement or otherwise changing its recommendation that MICT’s shareholders vote in favor of consummating the Merger.

Summary of Risk Factors

In understanding the Merger and the Conversions, you should carefully read this Information Statement and give special consideration to the factors discussed in the section titled “Risk Factors.” Such risks include, but are not limited to:

Risks Concerning the Merger

•	There are a number of conditions that must be satisfied in order to complete the Merger, some of which are beyond the control of Tingo or MICT.

•	Tingo, and derivatively the Tingo stockholders, will have a significantly lower ownership and voting interest in Tingo Mobile as a result of the Merger.

•	The Merger will involve substantial costs for both Tingo and MICT.

•	Litigation might delay or prevent the Merger from being consummated.

•	The market price of MICT common stock will continue to fluctuate after the Merger, which may negatively affect the liquidity and perceived value of these shares.

Risks Concerning the Conversions

•	MICT shareholders might not approve the conversion of the Series A Preferred Stock, in which case Tingo would hold a minority interest in MICT and a minority interest in the MICT subsidiary that owns Tingo Mobile.

•	Nasdaq or, alternatively, the MICT shareholders, might not approve the conversion of the Series B Preferred Stock, in which case Tingo could redeem the Series B Preferred Stock for cash or, alternatively, obtain a majority interest in the MICT subsidiary that owns Tingo Mobile.

Risks Concerning Tingo Mobile

•	Many African countries are, or have been, characterized by political instability or changes in regulatory or other government policies.

•	Governments in Africa frequently intervene in the economies of their respective countries and occasionally make significant changes in policy and regulations.

•	Tingo Mobile’s business may be materially and adversely affected by an economic slowdown in any region of Africa.

•	Uncertainties with respect to the legal system in certain African markets could adversely affect Tingo Mobile.

•	Many African legal systems are based in part on government policies and internal rules, some of which are not published on a timely basis, or at all, and may have retroactive effect.

•	Tingo Mobile’s business may be materially and adversely affected by violent crime or terrorism in any region of Africa.

•	The operations of Tingo Mobile’s agricultural customer base in Nigeria may be affected by climate change.

•	Tingo Mobile is experiencing difficulties in obtaining foreign exchange for use in its operations outside of Nigeria and is dependent for those operations on financing providers not situated in Nigeria.

•	Tingo Mobile’s cash reserves are not diversified across a variety of financial institutions.

•	Inflation may have an adverse effect on Tingo Mobile’s subscriber base.

•	Tingo Mobile faces competition, which may intensify.

•	If Tingo Mobile fails to maintain its brand cost-effectively, its ability to expand the number of users of its network will be impaired, its reputation may be harmed, and its business, results of operations, and financial condition may suffer.

•	Tingo Mobile may not be able to respond quickly enough to changes in technology and technological risks, and to develop and maintain its intellectual property.

•	Interruptions or delays in the services provided by cellular networks or Internet service providers could impair Tingo Mobile’s operations and its business could suffer.

•	Tingo Mobile has entered into, or may enter into, agreements with various parties for certain business operations. Any difficulties experienced by Tingo Mobile in these arrangements could result in additional expense, loss of subscribers and revenue, interruption of Tingo Mobile’s services, or a failure or delay in the roll-out of new technology.

•	Tingo Mobile may not be able to protect the intellectual property rights upon which it relies, or the products and services utilized by it and its suppliers and service providers may infringe on intellectual property rights owned by others.

•	Negative outcomes of legal proceedings may adversely affect Tingo Mobile’s business and financial condition.

•	Tingo Mobile’s reputation and business may be harmed and it may be subject to legal claims if there is a loss, disclosure, misappropriation of, unauthorized access to, or other security breach of its proprietary or sensitive information.

•	Tingo Mobile is subject to anti-corruption, anti-bribery, and similar laws, and non-compliance with such laws can subject Tingo Mobile to criminal penalties or significant fines and harm its business and reputation.

•	Tingo Mobile may also be subject to consumer privacy or consumer protection laws that may impact its sales, marketing, and compliance efforts, including laws related to subscriptions, billing, and auto-renewal.

•	Required licenses, permits or approvals may be difficult to obtain in the countries in which Tingo Mobile currently operates, and once obtained may be amended or revoked arbitrarily or may not be renewed.

•	Tingo Mobile depends on its executive officers and other key employees, and the loss of one or more of these employees or an inability to attract and retain other highly skilled employees could harm its business.

•	Tingo Mobile’s failure to raise additional capital or generate cash flows necessary to expand its operations and invest in new technologies in the future could reduce its ability to compete successfully and harm its results of operations.

•	Tingo Mobile is subject to governmental regulation and other legal obligations related to privacy, data protection and information security. If Tingo Mobile is unable to comply with these, it may be subject to governmental enforcement actions, litigation, fines and penalties or adverse publicity.

•	Tingo Mobile may be adversely affected by changes in the regulations applicable to the telecommunications sector.

•	Tingo Mobile’s use of open-source software may pose particular risks to its proprietary software and systems.

•	We cannot guarantee that Tingo Mobile will continue to be profitable in the future.

Risks Concerning MICT

•	MICT may be unable to successfully execute its growth strategy including the consummation of the Merger with Tingo Mobile. MICT’s ability to be successful will be dependent upon the efforts of the MICT Board and key personnel and the loss of such persons could negatively impact the operations and profitability of MICT’s post-Merger business.

•	MICT may need a significant amount of additional capital, which could substantially dilute your investment.

•	If MICT fails to meet all applicable Nasdaq requirements, Nasdaq may delist its Common Stock, which could have an adverse impact on its liquidity and market price.

•	Because almost all of MICT’s officers and directors are located in non-U.S. jurisdictions, its shareholders may have no effective recourse against management for misconduct.

•	MICT anticipates that its operating costs and expenses will increase.

•	MICT’s platform and internal systems rely on software and technological infrastructure that is highly technical, and if they contain undetected errors, its business could be adversely affected.

•	Changes in China’s economic, political or social conditions or government policies could have a material adverse effect on MICT’s business and operations.

•	The complexities, uncertainties and rapid changes in PRC regulation of the Internet-related businesses and companies require significant resources for compliance and the uncertainties in the PRC legal system could limit the legal protections available to MICT.

•	The 2006 M&A Rules established complex procedures for some acquisitions of Chinese companies by foreign investors, which could make it difficult for MICT to pursue growth through acquisitions in China.

•	Fluctuations in exchange rates of the RMB could materially affect financial results. Furthermore, MICT’s financial results may be negatively affected by foreign exchange rate fluctuations.

•	Under the enterprise income tax (“EIT”) law, MICT may be classified as a “resident enterprise” of China. Such classification would likely result in unfavorable tax consequences.

•	MICT’s trading platform has no operating history, which makes it difficult to evaluate MICT’s future prospects.

•	Changes in tax laws or regulations, including the recently adopted Inflation Reduction Act, may negatively affect MICT’s results of operations, net income, financial condition and cash flows.

The other matters described in the section of this Information Statement entitled “Risk Factors” beginning on page 17.

QUESTIONS AND ANSWERS

The following questions and answers address briefly some questions you may have regarding the Merger, the Merger Agreement, the issuance of the Merger Consideration, and the other Actions taken by the Company. These questions and answers may not address all questions that may be important to you as a stockholder of the Company. Please refer to the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to in this Information Statement.

Why is the Company merging the business of Tingo Mobile with MICT?

The Board believes that the Merger will be beneficial to the Company and its stockholders in a number of ways, including:

•	acceleration of Tingo Mobile’s export business and the development of its commodity platform business;

•	realization of Tingo Mobile’s expansion plans to roll-out its services across Africa;

•	the possible launch of Tingo Mobile’s Agri-Fintech platforms into China and South East Asia, and certain other key markets in the world;

•	access to U.S. capital markets as a subsidiary of a Nasdaq-listed company; and

•	greater opportunities for both Tingo Mobile and MICT to significantly grow their operating businesses and service offerings in new markets, as well as seek value-enhancing strategic acquisitions.

Please see “Reasons for the Merger” beginning on page 74 for a detailed discussion of the reasons for and anticipated benefits of the Merger.

Did the Board approve and recommend the Merger and the other Actions?

Yes. The Board has (i) determined that it is advisable, fair to, and in the best interests of the Company and its stockholders to effect the Merger by entering into the Merger Agreement, (ii) adopted the Merger Agreement and approved the transactions contemplated thereby, including the Contribution, (iii) approved the remainder of the Actions, and (iv) recommended that the stockholders of the Company approve each of the Actions in their entirety.

To review the Board’s reasons for approving the Merger and recommending the same to our stockholders, see “Reasons for the Merger” beginning on page 74.

What will happen in the Merger?

Pursuant to the Merger Agreement, (i) Tingo will form a British Virgin Islands company and wholly-owned subsidiary (“Tingo BVI Sub”) and transfer into Tingo BVI Sub all of its rights, title, interest and liabilities in all of its other subsidiaries, and (ii) MICT will form a Delaware corporation and wholly-owned subsidiary (“MICT Delaware Sub”) and cause Delaware Sub to form a British Virgin Islands company and wholly-owned subsidiary of Delaware Sub (“MICT BVI Sub”). At the Closing, MICT BVI Sub will merger with and into Tingo BVI Sub, with MICT BVI Sub as the corporation surviving the Merger as a wholly-owned subsidiary of MICT.

Upon completion of the Merger and the conversion of Series A Preferred Stock and Series B Preferred Stock into MICT Common Stock, Tingo is expected to own approximately 75.0% of the outstanding shares of the combined company and current MICT stockholders are expected to own approximately 25.0% of the outstanding shares of the combined company.

What will happen in the Series A Conversion?

Upon the approval of MICT’s stockholders, each share of Series A Preferred Stock issued by MICT to Tingo shall automatically convert into 10,000 shares of MICT Common Stock in accordance with the terms of the Series A Preferred Stock certificate of designation (the “Series A Conversion”).

What will happen in the Series B Conversion?

Upon approval by Nasdaq of the change of control of MICT and upon the approval of MICT’s stockholders, each share of Series B Preferred Stock issued by MICT to Tingo shall automatically convert into 10,000 shares of MICT Common Stock in accordance with the terms of the Series A Preferred Stock certificate of designation (the “Series B Conversion”).

What will Tingo receive in the Merger?

Tingo will receive 25,783,675 shares of MICT common stock, equal to 19.9% of MICT’s common stock outstanding immediately prior to the Merger (the “Common Consideration Shares”). In addition, Tingo will also receive shares of Series A Convertible Preferred Stock that are convertible into MICT common stock, equal to 20.1% of MICT’s common stock outstanding (“Series A Preferred Stock”) and shares of Series B Convertible Preferred Stock that are convertible into MICT common stock, equal to 35.0% of MICT’s common stock outstanding (“Series B Preferred Stock”) such that Tingo will hold 75.0% of the outstanding shares of MICT following the Conversions, provided however, that 5% of the foregoing consideration shall be withheld in Escrow. The Common Consideration Shares, Series A Preferred Stock, and Series B Preferred Stock are collectively referred to throughout this Information Statement as the “Merger Consideration”.

When will Tingo shareholders receive MICT securities?

Following conversion of the Series B Convertible Preferred Stock, MICT will file a registration statement on Form S-4 to register the MICT common stock underlying the Merger Consideration to enable Tingo to distribute the same pro rata to its shareholders, if and when determined by the Tingo Board of Directors.

What percentage of MICT Common Stock will Tingo’s current stockholders own, in the aggregate, after the Merger, assuming conversion of the Preferred Shares and Distribution to the Tingo Shareholders?

Following consummation of the Merger and the Conversions, based on MICT’s capitalization as of the date of this Information Statement, Tingo will own 75.0% of the outstanding shares of MICT common stock. See “Security Ownership of Certain Beneficial Owners and Management as of the Date of the Information Statement” on page 90, and “Beneficial Ownership of MICT Following the Merger” on page 93.

What will be the composition of the Board of Directors of MICT following the Merger?

Following the Merger, MICT will be governed by a 6-person board of directors. The shareholders of MICT shall be entitled to appoint 4 members, and Tingo will be entitled to appoint 2 members.

Will there be any changes in the directors and officers of the Company following the Merger?

We do not expect to make any changes to the directors and officers of the Company following the Merger. Tingo will continue its corporate existence, as well as its reporting status under the Exchange Act, and will work with MICT to register the MICT common stock underlying the Merger Consideration with the SEC so that, if and when determined by our Board, such shares can be distributed to the Tingo shareholders following the conversion of the Series B Preferred Stock.

When do you expect the Merger and the Conversion of the Preferred Shares to be completed?

We currently expect the Merger to close in the fourth quarter of 2022, subject to the satisfaction of regulatory authorities; closing conditions, including approval by both companies’ shareholders; and completion of due diligence by both companies. Following the closing of the Merger, we expect that MICT will hold a special meeting of its stockholders to approve the conversion of the Series A Preferred Stock. In the first quarter of 2023, we expect MICT to submit a Change of Control application with Nasdaq and call a meeting of its stockholders to approve the conversion of the Series B Preferred Stock.

What if the Merger does not close?

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including: (i) by mutual written consent of MICT and Tingo; (ii) by either MICT or Tingo if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions, and such order or other action has become final and non-appealable; (iii) by either MICT or Tingo in the event of the other party’s uncured breach, if such breach would result in the failure of a Closing condition and is incapable of being cured or isn’t cured within 30 days after notice of such breach; (iv) by MICT if there has been a Material Adverse Effect on Tingo and its subsidiaries taken as a whole following the date of the Merger Agreement that remains uncured and continuing; (v) by either MICT or Tingo if the shareholders of MICT or Tingo, respectively, do not approve the Merger and related actions at a special shareholder meeting held by, or majority written consent obtained by, MICT and Tingo, respectively; and (vi) by MICT, if within forty-five (45) days after execution of the Merger Agreement, Tingo has not duly filed certain SEC reports as further delineated in the Merger Agreement.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for certain obligations related to publicity, confidentiality, fees and expenses, no recourse, termination and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Merger Agreement prior to termination. The Merger Agreement provides that MICT must pay Tingo a termination fee equal to $5,000,000 in the event that either party chooses to terminate the Merger upon MICT accepting a ‘Superior Offer’ as such term defined in the Merger Agreement, after consultation with its legal and financial advisors and, in the event of certain specified circumstances, such as by way of the board of MICT withdrawing its approval of the Merger Agreement or otherwise changing its recommendation that MICT’s shareholders vote in favor of consummating the Merger.

If the Merger Agreement is terminated under specified circumstances, such as by way of the board of MICT withdrawing its approval of the Merger Agreement or otherwise changing its recommendation that MICT’s shareholders vote in favor of consummating the Merger, MICT may be required to pay Tingo a termination fee of $5 million. See Article VIII of the Merger Agreement.

What if the Series A Conversion is not approved?

If approval by MICT’s stockholders of the Series A Conversion is not obtained by June 30, 2023, all issued and outstanding shares of Series A Preferred Stock shall be redeemed by MICT in exchange for Tingo receiving 27% of the total issued and outstanding shares of MICT Delaware Sub (“Series A Redemption”).

What if the Series B Conversion is not approved?

If approval by Nasdaq of the change of control of MICT or if approval by MICT’s stockholders of the Series B Conversion is not obtained by June 30, 2023, Tingo shall have the right to (i) cause the Series A Redemption to take place within 90 days; and (ii) cause MICT to redeem all of the Series B Preferred Stock in exchange for (x) $666,666,667 in cash or (y) an amount of common stock of Delaware Sub equivalent in value to $666,666,667 (reduced from the aggregate value of the Series B Preferred Stock at issuance, which is $1,000,000,000).

Why do Tingo shareholders need to approve, by non-binding advisory vote, the merger-related compensation for Tingo named executive officers, which is referred to as the Executive Merger Compensation?

Under SEC rules, Tingo is required to seek a non-binding advisory vote of its stockholders relating to the compensation that may be paid or become payable to Tingo named executive officers that is based on or otherwise relates to the Merger (also known as ‘golden parachute’ compensation). You are receiving this Information Statement because holders of a majority of our voting securities have already approved the Executive Merger Compensation.

Because the vote to approve the Executive Merger Compensation was advisory in nature, the outcome of the vote is not binding upon Tingo or Tingo Mobile. Accordingly, the Merger-related compensation, which is described under “Interests of Tingo Directors and Executive Officers in the Merger,” may be paid to Tingo’s named executive officers even if Tingo stockholders did not approve the Tingo compensation proposal.

Why am I not being asked to vote on the issuance of the Consideration Shares in connection with the Merger?

On October 28, 2022, Company stockholders representing, in the aggregate, approximately 77.20% of the voting power of our issued and outstanding common stock, executed a written consent approving (i) the Contribution, (ii) the Merger and the Merger Agreement, and (iii) the Executive Merger Compensation in accordance with the NRS and our Bylaws. As a result, because stockholder approval has already been obtained, no further action by any other stockholder of the Company is required. The approval of the Merger and the other Actions approved by holders of a majority of our voting shares will not be effective until the date that is 20 calendar days after this Information Statement is first sent or given to our stockholders.

What are the material U.S. federal income tax consequences of the Merger to U.S. holders of shares of Tingo common stock?

MICT and Tingo intend for the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Code. Assuming the Merger qualifies as a reorganization, Tingo will not recognize any gain or loss for U.S. federal income tax purposes upon the exchange of its ownership in Tingo BVI Sub in exchange for the Merger Consideration.

You should read the section titled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 78 for a more complete discussion of the U.S. federal income tax consequences of the Merger and the subsequent Conversions. Tax matters can be complicated, and the tax consequences of the Merger to you will depend on your particular situation. You should consult your tax advisor to determine the tax consequences of the Merger and the Conversions to you.

Why did I receive this Information Statement?

Provisions of federal securities laws and regulations and Nevada law require us to provide you with information regarding the Actions and require us to provide you with notice of approval of the Actions delivered by the holders of our common stock having not less than the minimum number of votes that would be necessary to authorize or take such Actions, even though your vote or consent is neither required nor requested in connection therewith.

How can I find more information about MICT and Tingo?

You can find more information about MICT and Tingo from various sources described in the section titled “Where You Can Find More Information.”

Who can answer additional questions?

If you have any questions after reading this Information Statement, please write to Tingo, Inc., 43 West 23rd Street, 2nd Floor, New York, NY 10010.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” about us and MICT within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future, not past, events. All statements other than statements of historical fact included in this document are forward-looking statements. These forward-looking statements are based on the current beliefs and expectations of our management and are subject to known and unknown risks and uncertainties. Words or expressions such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “may,” “will,” “plans,” “projects,” “could,” “should,” “would,” “seek,” “forecast,” or other similar expressions help identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company and MICT undertake no obligation to update or revise any forward-looking statements.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Factors that could cause actual results or events to differ materially from these forward-looking statements include, but are not limited to:

•	risks that the market value of the consideration payable to Tingo in the Merger will fluctuate with the market price of MICT common stock;

•	risks relating to fluctuations of the market value of MICT and Tingo’s common stock before the completion of the Merger, including as a result of uncertainty as to the long-term value of the common stock of MICT or as a result of broader stock market movements;

•	the inability to complete the Merger due to the failure of MICT stockholders to approve the share issuance or of Tingo stockholders to adopt the Merger Agreement, or the failure to satisfy any of the other conditions to the completion of the Merger, including regulatory approvals, in a timely manner or otherwise;

•	delays in closing, or the failure to close, the Merger for any reason, could negatively impact MICT, Tingo or Tingo Mobile;

•	the market price for shares of MICT common stock may be affected by factors different from, or in addition to, those that historically have affected or currently affect the market price of shares of Tingo common stock;

•	the issuance of the Merger Consideration may cause the market price of MICT common stock to decline;

•	Tingo stockholders who receive shares of MICT common stock to the extent the same are distributed by Tingo, will have rights as MICT stockholders that differ from their current rights as Tingo stockholders;

•	after the Merger, Tingo stockholders will derivatively have a significantly lower ownership and voting interest in MICT than they currently have in Tingo and will exercise less influence over management and policies of the combined company;

•	until the completion of the Merger or the termination of the Merger Agreement pursuant to its terms, MICT and Tingo are each prohibited from entering into certain transactions and taking certain actions that might otherwise be beneficial to MICT, Tingo and/or their respective stockholders;

•	obtaining required approvals and satisfying closing conditions may prevent or delay completion of the Merger;

•	failure to attract, motivate and retain executives and other key employees could diminish the anticipated benefits of the Merger;

•	the Merger, and uncertainty regarding the Merger, may cause business partners, or vendors to delay or defer decisions concerning MICT or Tingo and adversely affect each company’s ability to effectively manage its respective business, which could adversely affect each company’s business, operating results and financial position and, following the completion of the Merger, the combined company;

•	whether or not the Merger is completed, the announcement and pendency of the Merger could cause disruptions in the businesses of MICT and Tingo, which could have an adverse effect on their respective businesses and financial results;

•	Tingo directors and executive officers have interests and arrangements that may be different from, or in addition to, those of the Company or of Tingo stockholders generally;

•	the Merger Agreement contains provisions that could discourage a potential competing acquirer that might be willing to pay more to acquire or merge with either MICT or Tingo;

•	the Merger will involve substantial costs;

•	Tingo stockholders will not be entitled to appraisal or dissenters’ rights in the Merger;

•	lawsuits may in the future be filed against MICT, Tingo, and members of their respective boards of directors, challenging the Merger, and an adverse ruling in any such lawsuit may prevent the Merger from becoming effective or from becoming effective within the expected time frame;

•	if the Merger does not qualify as a tax-free reorganization there may be adverse tax consequences;

•	combining the businesses of MICT and Tingo Mobile may be more difficult, costly or time-consuming than expected and the combined company may fail to realize the anticipated benefits of the Merger, which may adversely affect the combined company’s business results and negatively affect the value of MICT’s common stock;

•	MICT and Tingo Mobile may be unable to realize the anticipated synergies and expects to incur substantial expenses related to the Merger, which could adversely affect the combined company’s business, financial condition and results of operations;

•	certain contractual counterparties may seek to modify contractual relationships with the combined company, which could have an adverse effect on the combined company’s business and operations;

•	completion of the transaction may trigger change in control, assignment or other provisions in certain agreements to which Tingo is a party, which may have an adverse impact on the combined company’s business and results of operations;

•	the combined company may be exposed to increased litigation, which could have an adverse effect on the combined company’s business and operations;

•	the unaudited pro forma condensed combined financial information in this Information Statement is presented for illustrative purposes only and may not be reflective of the operating results and financial condition of the combined company following completion of the Merger;

•	the combined company’s debt may limit its financial flexibility; and

•	the COVID-19 pandemic may cause harm to the business, results of operations, and financial condition of the combined company.

All written and oral forward-looking statements attributable to the Company or MICT, or persons acting on behalf of the Company or MICT, are expressly qualified in their entirety by such factors. For additional information with respect to these factors, please see the section entitled “Where You Can Find More Information” beginning on page 110 of this Information Statement.

RISK FACTORS

You should carefully read and consider the following risk factors, as well as the other information contained and referred to in this Information Statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements” and the financial statements and notes to the financial statements included herein. In addition, you should carefully read and consider the risks associated with the business of the Company and MICT as disclosed in each company’s 10-K as updated by subsequent Quarterly Reports on Form 10-Q, all of which are filed with the SEC. For purposes of these risk factors, unless specifically identified otherwise, “Tingo” “us”, “we” “our” or the “Company” refers collectively to Tingo, Inc. and its subsidiaries and “MICT” refers collectively to MICT, Inc. and its subsidiaries.

Risks Relating to the Merger

The market price of MICT common stock will continue to fluctuate after the Merger.

Upon completion of the Merger, Tingo will become a holder of MICT common stock and convertible preferred stock. The market price of MICT common stock will continue to fluctuate, potentially significantly, following completion of the Merger, including for the reasons described above. As a result, Tingo could lose some or all of the value of its investment in MICT common stock. In addition, any significant price or volume fluctuations in the stock market generally could have a material adverse effect on the market for, or liquidity of, the MICT common or preferred stock received in the Merger, regardless of the combined company’s actual operating performance.

The Merger may not be completed and the Merger Agreement may be terminated in accordance with its terms.

The Merger is subject to a number of conditions that must be satisfied. These conditions are described in the section titled “The Merger Agreement — Conditions to Completion of the Merger.” These conditions to the completion of the Merger, some of which are beyond the control of MICT and Tingo, may not be satisfied or waived in a timely manner or at all, and, accordingly, the Merger may be delayed or not completed.

Additionally, either MICT or Tingo may terminate the Merger Agreement under certain circumstances, subject to the payment of a “termination fee” in certain cases, including if the Merger Agreement is terminated by either MICT or Tingo as a result of an adverse change in the recommendation of the other party’s board of directors. In such circumstances, MICT is required to pay to Tingo (in the case of a termination by Tingo), or Tingo is required to pay to MICT (in the case of a termination by MICT), a termination fee of $5 million. See the sections titled “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Termination Fees and Expenses; Liability for Breach” for a more complete discussion of the circumstances under which the merger agreement could be terminated and when a termination fee may be payable by MICT or Tingo. Failure to complete the Merger could negatively impact the future business and financial results of MICT and Tingo and the trading prices of the MICT common stock or Tingo common stock.

If the Merger is not completed for any reason, the ongoing businesses of MICT and Tingo may be adversely affected and, without realizing any of the expected benefits of having completed the Merger, MICT and Tingo would be subject to a number of risks, including the following:

•	each company may experience negative reactions from the financial markets, including negative impacts on its stock price;

•	each company may experience negative reactions from its customers, partners, suppliers and employees;

•	each company will be required to pay its respective costs relating to the Merger, such as financial advisory, legal, accounting costs and associated fees and expenses, whether or not the Merger is completed;

•	there may be disruptions to each company’s respective business resulting from the announcement and pendency of the Merger, and any adverse changes in their relationships with their respective customers, partners, suppliers, other business partners and employees may continue or intensify; and

•	each company will have committed substantial time and resources to matters relating to the Merger (including integration planning) which would otherwise have been devoted to day-to-day operations and other opportunities that may have been beneficial to either company as an independent company.

The market price for shares of MICT common stock may be affected by factors different from, or in addition to, those that historically have affected or currently affect the market price of shares of Tingo common stock.

Upon completion of the Merger, Tingo will receive shares of MICT common stock and preferred stock and will accordingly become an MICT stockholder. MICT’s business differs from that of Tingo, and MICT’s results of operations and stock price may be adversely affected by factors different from those that historically have affected or currently affect Tingo’s results of operations and stock price. Following the completion of the Merger, Tingo Mobile will be part of a larger company, so decisions affecting Tingo Mobile may be made in respect of the larger combined business as a whole rather than the Tingo business individually. For a discussion of the businesses of each of MICT and Tingo and some important factors to consider in connection with those businesses, see the section titled “The Parties to the Merger” and the other information contained or incorporated in this Information Statement. See the section titled “Where You Can Find More Information.”

MICT share issuances resulting from the Merger may cause the market price of MICT common stock to decline.

Based on 129,566,207 shares of MICT common stock issued and outstanding as of October 21, 2022, the latest practicable date prior to the date of this Information Statement, it is expected that MICT will issue as much as 389 million shares of MICT common stock in connection with the Merger. Tingo, or its shareholders, as the case may be, may decide not to hold the shares of MICT common stock that they will receive in the Merger, and MICT stockholders may decide to reduce their investment in MICT as a result of the changes to MICT’s investment profile as a result of the Merger. Both the issuance of this amount of new shares in the Merger and any subsequent sales of these shares may cause the market price of MICT common stock to decline.

Until the completion of the Merger or the termination of the Merger Agreement pursuant to its terms, MICT and Tingo are each prohibited from entering into certain transactions and taking certain actions that might otherwise be beneficial to MICT, Tingo and/or their respective stockholders.

From and after the date of the Merger Agreement and prior to the completion of the Merger or the termination of the Merger Agreement pursuant to its terms, the Merger Agreement restricts MICT and Tingo from taking specified actions without the consent of the other party and requires that the businesses of MICT, Tingo and their respective subsidiaries be conducted in the ordinary course. These restrictions may prevent MICT or Tingo, as applicable, from taking actions during the pendency of the Merger that would have been beneficial. Adverse effects arising from these restrictions during the pendency of the Merger could be exacerbated by any delays in the completion of the Merger or termination of the merger agreement. See the section titled “The Merger Agreement — Conduct of Business.”

Obtaining required approvals and satisfying closing conditions may prevent or delay completion of the Merger.

The Merger is subject to a number of conditions to closing as specified in the Merger Agreement. These closing conditions include, among others, the filing by Tingo of a definitive Information Statement and the mailing of the same to the Tingo stockholders; approval for listing on Nasdaq of the shares of MICT common stock to be issued in connection with the Merger; and the absence of governmental restraints or prohibitions preventing the consummation of the Merger. The obligation of each of MICT and Tingo to complete the Merger is also conditioned on, among other things, the accuracy of the representations and warranties made by the other party on the date of the Merger Agreement and on the Closing date (subject to certain materiality and material adverse effect qualifiers), and the performance by the other party in all material respects of its obligations under the Merger Agreement. No assurance can be given that the required stockholder approvals and governmental and regulatory consents and approvals will be obtained or that the required conditions to Closing will be satisfied, and, if all required consents and approvals are obtained and the required conditions are satisfied, no assurance can be given as to the terms, conditions and timing of such consents and approvals. Any delay in completing the Merger could cause the combined company not to realize, or to be delayed in realizing, some or all of the benefits that MICT and Tingo expect to achieve if the Merger is successfully completed within its expected time frame. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Merger, see the section titled “The Merger Agreement — Conditions to Completion of the Merger.”

Failure to attract, motivate and retain executives and other key employees could diminish the anticipated benefits of the Merger.

The success of the Merger will depend in part on the combined company’s ability to retain the talents and dedication of the professionals currently employed by MICT and Tingo. It is possible that these employees may decide not to remain with MICT or Tingo, as applicable, while the Merger is pending, or with the combined company. If key employees of either company terminate their employment, or if an insufficient number of employees are retained to maintain effective operations, the combined company’s business activities may be adversely affected and management’s attention may be diverted from successfully integrating MICT and Tingo Mobile to hiring suitable replacements, all of which may cause the combined company’s business to suffer. In addition, MICT and Tingo may not be able to locate suitable replacements for any key employees that leave either company or offer employment to potential replacements on reasonable terms. Moreover, there could be disruptions to or distractions for the workforce and management, including disruptions associated with integrating employees into the combined company. No assurance can be given that the combined company will be able to attract or retain key employees of MICT and Tingo to the same extent that those companies have been able to attract or retain their own employees in the past.

The Merger, and uncertainty regarding the Merger, may cause business partners, or vendors to delay or defer decisions concerning MICT or Tingo and adversely affect each company’s ability to effectively manage its respective business, which could adversely affect each company’s business, operating results and financial position and, following the completion of the Merger, the combined companies.

The Merger will happen only if various stated conditions are met. Many of the conditions are beyond the control of MICT and Tingo, and both parties also have certain rights to terminate the Merger Agreement. Accordingly, there may be uncertainty regarding the completion of the Merger. This uncertainty may cause existing or business partners, advertisers and vendors to:

•	delay or defer other decisions concerning MICT, Tingo or the combined company, including entering into contracts with MICT or Tingo or making other decisions concerning MICT or Tingo or seek to change or cancel existing business relationships with MICT or Tingo; or

•	otherwise seek to change the terms on which they do business with MICT, Tingo or the combined company.

Any such disruptions such as delays or deferrals of those decisions or changes in existing agreements could adversely affect the respective business, operating results and financial position of MICT and Tingo, whether the Merger is ultimately completed, and following the completion of the Merger, the combined company, including an adverse effect on the combined company’s ability to realize the anticipated synergies and other benefits of the Merger. The risk, and adverse effect, of any such disruptions could be exacerbated by a delay in completion of the Merger or termination of the Merger Agreement.

Whether or not the Merger is completed, the announcement and pendency of the Merger could cause disruptions in the businesses of MICT and Tingo, which could have an adverse effect on their respective businesses and financial results.

Whether or not the Merger is completed, the announcement and pendency of the Merger could cause disruptions in the businesses of MICT and Tingo, including by diverting the attention of MICT and Tingo’s respective management and employee teams, such as those involved in day-to-day operations and sales, toward the completion of the Merger. In addition, MICT and Tingo have each diverted significant management resources in an effort to complete the Merger and are each subject to restrictions contained in the merger agreement on the conduct of their respective businesses. If the Merger is not completed, MICT and Tingo will have incurred significant costs, including the diversion of management resources, for which they will have received little or no benefit.

Tingo directors and executive officers have interests and arrangements that may be different from, or in addition to, those of Tingo stockholders generally.

When considering the recommendations of the Tingo board of directors on how to vote on the proposals described in this joint proxy statement/prospectus, Tingo stockholders should be aware that Tingo directors and executive officers may have interests in the Merger that are different from, or in addition to, those of Tingo stockholders generally. These interests include MICT’s agreement to add two directors designated by Tingo to the MICT board of directors, and the right to continued indemnification of former MICT directors and officers by Tingo. The Tingo Board was aware of and considered these interests when it determined that the Merger was fair to, and in the best interests of, Tingo and its stockholders, approved and declared advisable the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and recommended that Tingo stockholders adopt the Merger Agreement. The interests of Tingo directors and executive officers are described in more detail in the section titled “Interests of Tingo Directors and Executive Officers in the Merger.”

The Merger Agreement contains provisions that could discourage a potential competing acquirer that might be willing to pay more to acquire or merge with either MICT or Tingo.

The Merger Agreement contains “no shop” provisions that restrict the ability of MICT and Tingo to, among other things (each as described in the sections titled “The Merger Agreement — Go-Shop Period; Restrictions on Solicitations of Other Offers — Tingo No-Shop Period” and “The Merger Agreement — Go-Shop Period; Restrictions on Solicitations of Other Offers — MICT No-Shop Period”), subject to limited exceptions set forth in the Merger Agreement: MICT and Tingo agreed during the Interim Period not to solicit, assist, initiate, facilitate or knowingly encourage any proposal or offer, or enter into any agreement for, an alternative competing transaction, to notify the others as promptly as practicable in writing of the receipt of any proposals or offers or requests for information relating to an alternative competing transaction or any requests for non-public information relating to such transaction, and to keep the others informed of the status of any such requests, proposals or offers.

Furthermore, there are only limited exceptions to the requirement under the Merger Agreement that neither the MICT board of directors nor the Tingo board of directors withdraw or modify the MICT board recommendation or the Tingo board recommendation, as applicable (each as defined in the section titled “The Merger Agreement — Changes in Board Recommendations”). Although the MICT board of directors or Tingo Board is permitted to effect a change of recommendation, after complying with certain procedures set forth in the Merger Agreement, in response to certain superior offers or to certain intervening events (if the applicable board of directors determines in good faith, after having taken into account the advice of outside legal counsel, that a failure to do so would be inconsistent with its fiduciary duties under applicable law), such change of recommendation would entitle the other party to terminate the Merger Agreement and receive a termination fee from the party making a change of recommendation. See the sections titled “The Merger Agreement — Termination of the Merger Agreement” and “The Merger Agreement — Termination Fees and Expenses; Liability for Breach.”

These provisions could discourage a potential competing acquirer from considering or proposing an acquisition or merger, even if it were prepared to pay consideration with a higher value than that implied by the merger consideration in the Merger, or might result in a potential competing acquirer proposing to pay a lower per share price than it might otherwise have proposed to pay because of the added expense of the termination fee.

Lawsuits may in the future be filed against MICT, Tingo, and members of their respective boards of directors, challenging the Merger, and an adverse ruling in any such lawsuit may prevent the Merger from becoming effective or from becoming effective within the expected time frame.

Transactions such as the Merger are frequently subject to litigation or other legal proceedings, including actions alleging that the MICT board of directors or the Tingo Board breached their respective fiduciary duties to their stockholders by entering into the Merger Agreement, by failing to obtain a greater value in the transaction for their stockholders or otherwise. Neither MICT nor Tingo can provide assurance that such litigation or other legal proceedings will not be brought. If litigation or other legal proceedings are in fact brought against MICT or Tingo, or against the MICT board of directors or Tingo Board, they will defend against it, but might not be successful in doing so. An adverse outcome in such matters, as well as the costs and efforts of a defense even if successful, could have a material adverse effect on the business, results of operation or financial position of MICT, Tingo or the combined company, including through the possible diversion of either company’s resources or distraction of key personnel.

Furthermore, one of the conditions to the completion of the Merger is that no injunction by any governmental body of competent jurisdiction will be in effect that prevents the consummation of the Merger. As such, if any of the plaintiffs are successful in obtaining an injunction preventing the consummation of the Merger, that injunction may prevent the Merger from becoming effective or from becoming effective within the expected time frame.

There may be adverse tax consequences if the Merger does not qualify as a reorganization under the Code.

The parties intend that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. If the Merger were to fail to qualify as a reorganization, Tingo would recognize gain or loss, as applicable, equal to the difference between (i) the sum of the fair market value of the MICT equity securities and any cash consideration (including in lieu of fractional shares) received by Tingo in the Merger; and (ii) Tingo’s adjusted tax basis in the shares of Tingo Mobile. See the section titled “U.S. Federal Income Tax Consequences of the Merger.”

Risks Relating to the Conversions

Obtaining required approvals may prevent or delay the Conversions of the MICT preferred stock.

The conversion of the Series A Preferred Stock and Series B Preferred Stock into MICT Common Stock requires MICT’s obtainment of the requisite vote from MICT stockholders. Furthermore, the conversion of the Series B Preferred Stock into MICT Common Stock also requires approval, by Nasdaq, of the change of control of MICT. Any delay or failure in the obtainment of the aforementioned approval by either MICT Stockholders or Nasdaq may delay or prevent the Series A Conversion and/or the Series B Conversion from taking place.

After the Conversions, Tingo will have a significantly lower ownership and voting interest in MICT than it currently has in Tingo Mobile and will exercise less influence over the management and policies of Tingo Mobile as a result.

Based on the number of shares of MICT common stock and Tingo common stock outstanding as of the date of this Information Statement, upon completion of the Conversions, Tingo is expected to own approximately 75.0% of the outstanding shares of MICT common stock and the current MICT stockholders are expected to own approximately 25.0% of the outstanding shares of MICT common stock. Consequently, Tingo and its stockholders will have less influence over the management and policies of MICT than they currently have over the management and policies of Tingo Mobile.

The Merger, the Conversions, and Associated Transactions will all involve substantial costs.

MICT and Tingo have incurred and expect to incur non-recurring costs associated with combining the operations of the two companies, as well as transaction fees and other costs related to the Merger. Such costs include, among others, filing and registration fees with the SEC, printing and mailing costs associated with this Information Statement, and legal, accounting, investment banking, consulting, public relations and proxy solicitation fees. Some of these costs are payable by MICT or Tingo regardless of whether the Merger is completed.

The combined company will also incur restructuring and integration costs in connection with the Merger. There are processes, policies, procedures, operations, technologies and systems that must be integrated in connection with the Merger and the integration of Tingo Mobile’s business. Although MICT expects that the elimination of duplicative costs, strategic benefits and additional income, as well as the realization of other efficiencies related to the integration of the businesses, may offset incremental transaction, Merger-related and restructuring costs over time, any net benefit may not be achieved in the near term or at all. While MICT has assumed that certain expenses would be incurred in connection with the Merger and the other transactions contemplated by the merger agreement, there are many factors beyond MICT’s control that could affect the total amount or the timing of the integration and implementation expenses.

Risks Relating to the Combined Company

Combining the businesses of MICT and Tingo Mobile may be more difficult, costly or time-consuming than expected and the combined company may fail to realize the anticipated benefits of the Merger, which may adversely affect the combined company’s business results and negatively affect the value of the combined company’s common stock.

The success of the Merger will depend on, among other things, MICT’s ability to realize the anticipated benefits and operational scale efficiencies from combining the businesses of MICT and Tingo Mobile. This success will depend largely on MICT’s ability to successfully integrate the business of Tingo. If MICT is not able to successfully integrate Tingo’s business within the anticipated time frame, or at all, the anticipated operational scale efficiencies and other benefits of the Merger may not be realized fully, or at all, or may take longer to realize than expected.

An inability to realize the full extent of the anticipated benefits of the Merger and the other transactions contemplated by the Merger Agreement, as well as any delays encountered in the integration process, could have an adverse effect upon the revenues, level of expenses and operating results of the combined company, which may adversely affect the value of the common stock of the combined company.

MICT and Tingo Mobile have operated and, until the completion of the Merger, will continue to operate independently. There can be no assurances that their businesses can be integrated successfully. It is possible that the integration process could result in the loss of key MICT or Tingo Mobile employees, the loss of players, the disruption of either company’s or both companies’ ongoing businesses, inconsistencies in standards, controls, procedures and policies, unexpected integration issues, higher than expected integration costs and an overall post-completion integration process that takes longer than originally anticipated. The challenges involved in this integration, which will be complex and time-consuming, include the following:

•	combining the companies’ operations and corporate functions;

•	combining the businesses of MICT and Tingo and Tingo Mobile, and meeting the capital requirements of the combined company in a manner that permits the combined company to achieve any revenue synergies or operational scale efficiencies anticipated to result from the Merger, the failure of which would result in the anticipated benefits of the Merger not being realized in the time frame currently anticipated or at all;

•	integrating and retaining personnel from the two companies, especially in the COVID-19 environment which has required employees to work remotely in most locations;

•	integrating the companies’ technologies and technologies licensed from third parties;

•	integrating and unifying each company’s intellectual property and capabilities;

•	identifying and eliminating redundant and underperforming functions and assets;

•	harmonizing the companies’ operating practices, employee development and compensation programs, internal controls and other policies, procedures and processes;

•	maintaining existing agreements with business partners, suppliers and vendors, avoiding delays in entering into new agreements with prospective business partners, suppliers and vendors, and leveraging relationships with such third parties for the benefit of the combined company;

•	addressing possible differences in business backgrounds, corporate cultures and management philosophies;

•	consolidating the companies’ administrative and information technology infrastructure;

•	coordinating sales motions and go-to-market efforts;

•	coordinating geographically dispersed organizations; and

•	effecting actions that may be required in connection with obtaining regulatory or other governmental approvals.

In addition, at times the attention of certain members of either company’s or both companies’ management and resources may be focused on completion of the Merger and the integration of the businesses of the two companies and diverted from day-to-day business operations or other opportunities that may have been beneficial to such company, which may disrupt each company’s ongoing business and the business of the combined company.

Certain contractual counterparties may seek to modify contractual relationships with the combined company, which could have an adverse effect on the combined company’s business and operations.

As a result of the Merger, the combined company may experience impacts on relationships with contractual counterparties (such as business partners, vendors or other third party service providers) that may harm the combined company’s business and results of operations. Certain counterparties may seek to terminate or modify contractual obligations following the Merger whether or not contractual rights are triggered as a result of the Merger. There can be no guarantee that MICT’s or Tingo’s contractual counterparties will remain with or continue to have a relationship with the combined company or do so on the same or similar contractual terms following the Merger. If any contractual counterparties (such as business partners, vendors or other third party service providers) seek to terminate or modify contractual obligations or discontinue the relationship with the combined company, then the combined company’s business and results of operations may be harmed.

Completion of the Merger may trigger change in control, assignment or other provisions in certain agreements to which Tingo is a party, which may have an adverse impact on the combined company’s business and results of operations.

The completion of the Merger may trigger change in control, assignment and other provisions in certain agreements to which Tingo or Tingo Mobile is a party. If Tingo is unable to negotiate waivers of or consents under those provisions, the counterparties may exercise their rights and remedies under the agreements, potentially terminating the agreements or seeking monetary damages or other remedies. Even if Tingo is able to negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to the combined company. Any of the foregoing or similar developments may have an adverse impact on the business, financial condition and results of operations of the combined company, or the ability of MICT to successfully integrate Tingo Mobile’s business.

The combined company may be exposed to increased litigation, which could have an adverse effect on the combined company’s business and operations.

The combined company may be exposed to increased litigation from stockholders, customers, partners, suppliers, consumers and other third parties due to the Merger of MICT’s and Tingo’s businesses following the Merger. Such litigation may have an adverse impact on the combined company’s business and results of operations or may cause disruptions to the combined company’s operations.

The unaudited pro forma condensed combined financial information in this Information Statement is presented for illustrative purposes only and may not be reflective of the operating results and financial condition of the combined company following completion of the Merger.

The unaudited pro forma condensed combined financial information included in this joint proxy statement/prospectus are presented for illustrative purposes only, contain a variety of adjustments, assumptions and preliminary estimates and are not necessarily indicative of what the combined company’s actual financial position or results of operations would have been had the Merger been completed on the dates indicated. The combined company’s actual results and financial position after the Merger may differ materially and adversely from the unaudited pro forma condensed combined financial information included in this Information Statement. The unaudited pro forma condensed combined financial information reflects adjustments based upon preliminary estimates of the fair value of assets to be acquired and liabilities to be assumed. The final acquisition accounting will be based upon the actual consideration transferred and the fair value of the assets and liabilities of Tingo Mobile as of the date of the completion of the Merger. Accordingly, the final acquisition accounting may differ materially from the unaudited pro forma condensed combined financial information reflected in this Information Statement. For more information, see the section titled “Unaudited Pro Forma Condensed Combined Financial Information.”

While presented with numeric specificity, the unaudited pro forma condensed combined financial information provided in this Information Statement is based on numerous variables and assumptions (including, but not limited to, those related to industry performance and competition, general business, the software and related industries, and economic, market and financial conditions and additional matters specific to MICT’s or Tingo Mobile’s business, as applicable) that are inherently subjective and uncertain and are beyond the control of the respective management teams of MICT and Tingo Mobile. As a result, actual results may differ materially from the unaudited pro forma condensed combined financial information. Important factors that may affect actual results include, but are not limited to, risks and uncertainties relating to MICT’s or Tingo Mobile’s business, as applicable (including each company’s ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, general business and economic conditions. See the section titled “Unaudited Pro Forma Condensed Combined Financial Information.”

To finance the Merger, MICT will incur indebtedness in connection with the completion of the Merger. Tingo Mobile also has existing indebtedness.

MICT’s or Tingo Mobile’s substantial indebtedness could have adverse effects on such company’s and/or the combined company’s financial condition and results of operations, including:

•	increasing its vulnerability to changing economic, regulatory and industry conditions;

•	limiting its ability to compete and its flexibility in planning for, or reacting to, changes in its business and the industry;

•	limiting its ability to borrow additional funds; and

•	increasing its interest expense and requiring it to dedicate a substantial portion of its cash flow from operations to payments on its debt, thereby reducing funds available for working capital, capital expenditures, acquisitions, and share repurchases, and other purposes.

The companies’ ability to arrange any additional financing for the purposes described above or otherwise will depend on, among other factors, the companies’ respective financial positions and performance, as well as prevailing market conditions and other factors beyond their control. The level and quality of the combined company’s earnings, operations, business and management, among other things, will impact the determination of the combined company’s credit ratings. A decrease in the ratings assigned to the combined company by the ratings agencies may negatively impact the combined company’s access to the debt capital markets and increase the combined company’s cost of borrowing. There can be no assurance that the combined company will be able to obtain financing on acceptable terms or at all. In addition, there can be no assurance that the combined company will be able to maintain the current creditworthiness or prospective credit ratings of MICT or Tingo Mobile, and any actual or anticipated changes or downgrades in such credit ratings may have a negative impact on the liquidity, capital position or access to capital markets of the combined company.

Risks Relating to MICT

MICT’s ability to be successful will be dependent upon the efforts of the MICT Board of Directors and key personnel and the loss of such persons could negatively impact the operations and profitability of MICT’s post-Merger business.

MICT’s ability to be successful will be dependent upon the efforts of the MICT Board of Directors (the “MICT Board”) and key personnel. Furthermore, the business of MICT following the acquisition of Tingo Mobile is made up in part of Tingo Mobile’s business, and is entirely different from MICT’s historical business. Individuals associated with Tingo Mobile may be unfamiliar with the requirements of operating a U.S. public company, which could cause MICT’s management to have to expend time and resources helping them become familiar with such requirements.

Provisions in MICT’s certificate of incorporation and under Delaware law could make a future acquisition of MICT, which may be beneficial to stockholders, more difficult and may prevent attempts by MICT stockholders to replace or remove the current management.

Provisions in MICT’s certificate of incorporation, as amended, and MICT’s amended and restated bylaws may discourage, delay or prevent a merger, acquisition or other change in control that stockholders may consider favorable, including transactions in which you might otherwise receive a premium for MICT’s common stock. These provisions could also limit the price that investors might be willing to pay in the future for MICT securities, thereby depressing the market price of MICT’s securities. In addition, these provisions may frustrate, deter or prevent any attempts by MICT stockholders to replace or remove current management by making it more difficult for stockholders to replace members of the MICT Board. Because the MICT Board is responsible for appointing the members of the MICT management team, these provisions could in turn affect any attempt by stockholders to replace current members of the MICT management team.

Moreover, because MICT is incorporated in Delaware, it is governed by the provisions of Section 203 of the General Corporation Law of the State of Delaware, or the DGCL, which prohibits a person who owns in excess of 15% of outstanding voting stock from merging or combining with MICT for a period of three years after the date of the transaction in which the person acquired in excess of 15% of outstanding voting stock, unless the merger or Merger is approved in a prescribed manner. MICT has not opted out of the restrictions under Section 203.

MICT may need a significant amount of additional capital, which could substantially dilute your investment.

MICT may need significant additional capital in the future to continue MICT’s planned operations. No assurance can be given that MICT will be able to obtain such funds upon favorable terms and conditions, if at all. Failure to do so could have a material adverse effect on MICT’s business. To the extent MICT raise additional capital by issuing equity securities, MICT’s stockholders may experience substantial dilution. MICT may sell common stock, convertible securities, or other equity securities in one or more transactions that may include voting rights (including the right to vote as a series on particular matters), preferences as to dividends and liquidation, and conversion and redemption rights, subject to applicable law, and at prices and in a manner MICT determine from time to time.

Such issuances and the exercise of any convertible securities will dilute the percentage ownership of MICT’s stockholders and may affect the value of MICT’s capital stock and could adversely affect the rights of the holders of such stock, thereby reducing the value of such stock. Moreover, any exercise of convertible securities may adversely affect the terms upon which MICT will be able to obtain additional equity capital, since the holders of such convertible securities can be expected to exercise them at a time when MICT would, in all likelihood, be able to obtain any needed capital on terms more favorable to MICT than those provided in such convertible securities.

If MICT sells shares or other equity securities in one or more other transactions, or issue stock or stock options pursuant to any future employee equity incentive plan, investors may be materially diluted by such subsequent issuances.

If the price of MICT’s common stock is volatile, purchasers of MICT’s securities could incur substantial losses.

The price of MICT’s common stock has been and may continue to be volatile. The market price of MICT’s common stock may be influenced by many factors, including but not limited to the following:

•	developments regarding the Merger;

•	announcements of developments related to MICT’s business;

•	quarterly fluctuations in actual or anticipated operating results;

•	announcements of technological innovations;

•	new products or product enhancements;

•	developments in patents and other intellectual property rights and litigation;

•	developments in relationships with third party manufacturers and/or strategic partners;

•	developments in relationships with customers and/or suppliers;

•	regulatory or legal developments in the United States, Israel, China and other countries;

•	general conditions in the global economy; and

•	the other factors described in this “Risk Factors” section.

For these reasons and others, you should consider an investment in MICT’s common stock as risky and invest only if you can withstand a significant loss and wide fluctuations in the value of such investment.

A sale by MICT of a substantial number of shares of the common stock or securities convertible into or exercisable for common stock may cause the price of the common stock to decline and may impair the ability to raise capital in the future.

MICT’s common stock is traded on Nasdaq and despite certain increases of trading volume from time to time, there have been periods when it could be considered “thinly-traded,” meaning that the number of persons interested in purchasing common stock at or near bid prices at any given time may have been relatively small or non-existent. Financing transactions resulting in a large amount of newly-issued securities, or other events that cause current stockholders to sell shares, could place downward pressure on the trading price of common stock. In addition, the lack of a robust resale market may require a stockholder who desires to sell a large number of shares of common stock to sell those shares in increments over time to mitigate any adverse impact of the sales on the market price of MICT stock. If MICT stockholders sell, or the market perceives that its stockholders intend to sell for various reasons, including the ending of restriction on resale, substantial amounts of common stock in the public market, including shares issued upon the exercise of outstanding options or warrants, the market price of common stock could fall. Sales of a substantial number of shares of common stock may make it more difficult for MICT to sell equity or equity-related securities in the future at a time and price that MICT deems reasonable or appropriate. Moreover, MICT may become involved in securities class action litigation arising out of volatility resulting from such sales that could divert management’s attention and harm MICT’s business.

MICT may acquire other companies, and the Tingo Mobile Merger could divert MICT’s management’s attention, result in additional dilution to MICT’s stockholders and otherwise disrupt its operations and adversely affect MICT’s operating results.

MICT may in the future seek to acquire or invest in other businesses, features or technologies that MICT believes could complement or expand MICT’s market, enhance MICT’s technical capabilities or otherwise offer growth opportunities. The pursuit of potential acquisitions including Tingo Mobile, may divert the attention of management and cause MICT to incur various expenses in identifying, investigating and pursuing suitable acquisitions, whether or not they are consummated. In addition, to the extent that MICT enters into any term sheets or otherwise announce any intention to acquire any additional businesses, features or technologies, any such acquisition would generally be subject to completion of due diligence and required approvals, and would require additional financing, and there can be no assurance that any such acquisition will occur or be completed in a timely manner, or at all.

If MICT acquires additional businesses, MICT may not be able to integrate the acquired personnel, operations, existing contracts and technologies successfully or effectively manage the combined business following the acquisition. MICT also may not achieve the anticipated benefits from any acquired business, due to a number of factors, including:

•	failure to identify all of the problems, liabilities or other shortcomings or challenges of an acquired company or technology, including issues related to intellectual property, regulatory compliance practices, product quality and safety, revenue recognition or other accounting practices, or employee or client issues;

•	difficulty incorporating acquired technology and rights into MICT’s proprietary software and of maintaining quality and security standards consistent with our brands;

•	inability to generate sufficient revenue to offset acquisition or investment costs;

•	incurrence of acquisition-related costs or equity dilution associated with funding the acquisition;

•	difficulties and additional expenses associated with supporting legacy products and hosting infrastructure of the acquired business;

•	risks of entering new markets or new product categories in which MICT have limited or no experience;

•	difficulty converting the customers of the acquired business into MICT customers;

•	diversion of MICT management’s attention from other business concerns;

•	adverse effects to MICT’s existing business relationships as a result of the acquisition;

•	potential loss of key employees, clients, vendors and suppliers from either MICT’s current business or an acquired company’s business;

•	use of resources that are needed in other parts of MICT’s business;

•	possible write offs or impairment charges relating to acquired businesses;

•	compliance with regulatory matters covering the products of the acquired business; and

•	use of substantial portions of MICT’s available cash to consummate the Merger.

In addition, a significant portion of the purchase price of companies MICT acquires may be allocated to acquired goodwill and intangible assets, which must be assessed for impairment at least annually. In the future, if MICT’s acquisitions do not yield expected returns, MICT may be required to take charges to MICT’s operating results based on this impairment assessment process, which could adversely affect MICT’s results of operations. Acquisitions could also result in dilutive issuances of equity securities or the incurrence of debt, which could adversely affect MICT’s operating results. If an acquired business fails to meet MICT’s expectations, MICT’s business, operating results and financial condition may suffer.

If securities or industry analysts do not publish research or reports or publish unfavorable research about MICT’s enlarged business, the price of its common stock could decline.

MICT does not currently have any significant research coverage by securities and industry analysts and may never obtain such research coverage. If securities or industry analysts do not commence or maintain coverage of MICT, the trading price for its common stock might be negatively affected. In the event such securities or industry analyst coverage is obtained, if one or more of the analysts who covers MICT or will cover MICT downgrades its securities, the price of common stock would likely decline. If one or more of these analysts ceases to cover MICT or fails to publish regular reports on it, interest in the purchase of common stock could decrease, which could cause the price of common stock and trading volume to decline.

If MICT fails to continue to meet all applicable Nasdaq requirements, Nasdaq may delist MICT’s common stock, which could have an adverse impact on the liquidity and market price of MICT’s common stock.

MICT’s common stock is currently listed on Nasdaq, which has qualitative and quantitative listing criteria. If MICT continues to be unable to comply with Nasdaq listing requirements, including, for example, if the closing bid price for MICT common stock continues to fall below $1.00 per share, in breach of Nasdaq Listing Rule 5550(a)(2), Nasdaq could determine to delist the MICT common stock which could adversely affect its market liquidity market price. In that regard, on January 27, 2022, MICT received written notice from Nasdaq indicating that it was not in compliance with Nasdaq Listing Rule 5550(a)(2), as the closing bid price of its common stock had been below $1.00 per share. Nasdaq’s letter advised MICT that, based upon the closing bid price during the period from December 21, 2021 to January 26, 2022, MICT no longer meets this test. MICT was able to regain compliance by maintaining a minimum closing bid price of at least $1.00 for a minimum of 10 consecutive trading days; however there can be no assurance that MICT will be able to maintain compliance with the Nasdaq listing requirements, or that the common stock will not be delisted from Nasdaq in the future. Such delisting could adversely affect the ability to obtain financing for the continuation of MICT’s operations or prevent MICT from completing the Acquisition or any other alternative transaction, and could result in the loss of confidence by investors, customers and employees and cause MICT’s shareholders to incur substantial losses.

If Nasdaq delists MICT’s securities from trading on its exchange and MICT is not able to list its securities on another national securities exchange, MICT expects its securities could be quoted on an over-the-counter market. If this were to occur, MICT could face significant material adverse consequences, including:

•	a limited availability of market quotations for its securities;

•	reduced liquidity for its securities;

•	a determination that the MICT’s common stock is a “penny stock” which will require brokers trading in the MICT’s common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for MICT’s securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

MICT has issued and may issue additional preferred stock in the future, and the terms of the preferred stock may reduce the value of MICT’s common stock.

MICT is authorized to issue up to 15,000,000 shares of preferred stock in one or more series. MICT’s board of directors may determine the terms of future preferred stock offerings without further action by MICT’s stockholders. If MICT issues shares of preferred stock, it could affect stockholder rights or reduce the market value of MICT’s outstanding common stock. In particular, specific rights granted to future holders of preferred stock may include voting rights, preferences as to dividends and liquidation, conversion and redemption rights, sinking fund provisions, and restrictions on MICT’s ability to merge with or sell MICT’s assets to a third party.

MICT may be subject to litigation and regulatory investigations and proceedings, and may not always be successful in defending itself against such claims or proceedings.

MICT’s business operations entail substantial litigation and regulatory risks, including the risk of lawsuits and other legal actions relating to, among other matters, breach of contract, information disclosure, client onboarding procedures, sales practices, product design, fraud and misconduct, and control procedures deficiencies, as well as the protection of personal and confidential information of MICT’s or its subsidiaries’ clients. MICT or its subsidiaries may be subject to arbitration claims and lawsuits in the ordinary course of its business. MICT or its subsidiaries may also be subject to inquiries, inspections, investigations and proceedings by regulatory and other governmental agencies. MICT and its subsidiaries will be subject to extensive and evolving regulatory requirements, non-compliance with which, may result in penalties, limitations and prohibitions on its future business activities or suspension or revocation of its licenses and trading rights, and consequently may materially and adversely affect its business, financial condition, operations and prospects.

Actions brought against MICT or its subsidiaries may result in settlements, injunctions, fines, penalties, suspension or revocation of licenses, reprimands or other results adverse to it that could harm its reputation. Even if MICT is successful in defending itself against these actions, the costs of such defense may be significant. In market downturns, the number of legal claims and the amount of damages sought in legal proceedings may increase.

In addition, MICT may face arbitration claims and lawsuits brought by its or tis subsidiaries’ users and clients who use its services and find them unsatisfactory. MICT may also encounter complaints alleging misrepresentation with regard to its platforms and/or services. Actions brought against MICT may result in settlements, awards, injunctions, fines, penalties or other results adverse to it including harm to its reputation. Even if MICT is successful in defending against these actions, the defense of such matters may result in its incurring significant expenses. Predicting the outcome of such matters is inherently difficult, particularly where claimants seek substantial or unspecified damages, or when arbitration or legal proceedings are at an early stage. A significant judgement or regulatory action against MICT or a material disruption in MICT’s stock trading platform business arising from adverse adjudications in proceedings against the directors, officers or employees would have a material adverse effect on MICT’s liquidity, business, financial condition, results of operations and prospects.

Because almost all of MICT’s officers and directors are located in non-U.S. jurisdictions, you may have no effective recourse against management for misconduct.

Currently, a majority of MICT’s directors and officers are or will be nationals and/or residents of countries other than the United States, and all or a substantial portion of their assets are located outside the United States. As a result, it may be difficult for investors to enforce within the United States any judgments obtained against such officers or directors, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any U.S. state. Additionally, it may be difficult to enforce civil liabilities under U.S. securities law in original actions instituted in Israel, the UK or PRC. UK, PRC or Israeli courts may refuse to hear a claim based on a violation of U.S. securities laws because such jurisdictions are not the most appropriate forum to bring such a claim. In addition, even if such courts agree to hear a claim, they may determine that Israeli, UK or PRC law, as applicable, and not U.S. law is applicable to hear the claim. If U.S. law is found to be applicable, the content of applicable U.S. law must be proved as a fact, which can be a time-consuming and costly process. Certain matters of procedure may also be governed by UK, PRC or Israeli law.

MICT’s financial results may be negatively affected by foreign exchange rate fluctuations.

MICT’s revenues are mainly denominated in U.S. Dollars and prior to the Merger, costs were mainly denominated in New Israeli Shekels (“NIS”). Where possible, MICT matches sales and purchases in these and other currencies to achieve a natural hedge. Currently, MICT does not have a policy with respect to the use of derivative instruments for hedging purposes, except that MICT will consider engaging in such hedging activities on a case-by-case basis. To the extent MICT is unable to fully match sales and purchases in different currencies, its business will be exposed to fluctuations in foreign exchange rates. Following the Merger, MICT’s revenue and expenses have been and are expected to continue to be primarily denominated in RMB and we are exposed to the risks associated with the fluctuation in the currency exchange rate of RMB. Should RMB appreciate against other currencies, the value of the proceeds from this offering and any future financings, which are to be converted from U.S. dollar or other currencies into RMB, would be reduced and might accordingly hinder MICT’s business development due to the lessened amount of funds raised. Substantial fluctuation in the currency exchange rate of RMB may have a material adverse effect on MICT’s business, operations and financial position and the value of your investment in MICT’s common stock.

MICT has identified a material weakness in its internal control over financial reporting as of December 31, 2021.

MICT conducted an evaluation under the supervision of MICT’s Chief Executive Officer and Chief Financial Officer (MICT’s Principal Executive Officer and Principal Financial Officer, respectively), regarding the effectiveness of the Company’s disclosure controls and procedures (as defined in Rules 13a-1I) and 15I5(e) under the Exchange Act) as of December 31, 2021 and management concluded that they were not effective. The five material weaknesses related to information technology and one material weakness related to engaging enough qualified employees knowledgeable in U.S. GAAP were directly related to MICT’s rapid growth, inability to timely integrate various information technology systems from all of its acquired businesses, the ongoing effects of COVID-19 and PRC regulations related thereto. If MICT is unable to maintain an effective system of internal control over financial reporting, we may not be able to accurately report MICT’s financial results in a timely manner, which may adversely affect investor confidence in MICT and materially and adversely affect MICT’s business and operating results.

Changes in tax laws or regulations, including the recently adopted Inflation Reduction Act, may negatively affect MICT’s results of operations, net income, financial condition and cash flows.

MICT is subject to taxation by various taxing authorities at the federal, state and local levels. On August 16, 2022, President Biden signed into law the Inflation Reduction Act (“IRA”), which may impact how the U.S. taxes certain large corporations. The IRA imposes a 15% alternative minimum tax on the “adjusted financial statement income” of certain large corporations (generally, corporations reporting at least $1 billion average adjusted pre-tax net income on their consolidated financial statements) for tax years beginning after December 31, 2022. This alternative minimum tax requires complex computations to be performed that were not previously required in U.S. tax law, significant judgments to be made in interpretation of the provisions of the IRA, significant estimates in calculations, and the preparation and analysis of information not previously relevant or regularly produced. The U.S. Treasury Department, the Internal Revenue Service, and other standard-setting bodies are expected to issue guidance on how the alternative minimum tax provisions of the IRA will be applied or otherwise administered that may differ from our interpretations. As MICT completes its analysis of the IRA, collect and prepare necessary data, and interpret any additional guidance, we may make adjustments to provisional amounts that we have recorded that may materially impact our provision for income taxes in the period in which adjustments are made.

MICT will depend on its proprietary technology, and its future results may be impacted if it cannot maintain technological superiority in its industry.

MICT’s potential success depends on MICT’s sophisticated proprietary technology to empower the efficient operations of its platforms. If MICT’s technology becomes more widely available to its current or future competitors for any reason, its operating results may be adversely affected.

Additionally, to keep pace with changing technologies and client demands, MICT must correctly interpret and address market trends and enhance the features and functionality of its technology in response to these trends, which may lead to significant research and development costs. MICT may be unable to accurately determine the needs of its users and clients or the trends of the various industries it anticipates to enter or to design and implement the appropriate features and functionality of its technology in a timely and cost-effective manner, which could result in decreased demand for its services and a corresponding decrease in its revenue. Also, any adoption or development of similar or more advanced technologies by its competitors may require that MICT devotes substantial resources to the development of more advanced technology at MICT to remain competitive. The markets in which MICT competes are characterized by rapidly changing technology, evolving industry standards and changing trading systems, practices and techniques. MICT may not be able to keep up with these rapid changes in the future, develop new technology, realize a return on amounts invested in developing new technologies or remain competitive in the future.

In addition, MICT must protect its systems against physical damage from fire, earthquakes, power loss, telecommunications failures, computer viruses, hacker attacks, physical break-ins and similar events. Any software or hardware damage or failure that causes interruption or an increase in response time of its proprietary technology could reduce client satisfaction and decrease usage of its services.

Unexpected network interruptions, security breaches or computer virus attacks and failures in MICT’s information technology systems could have a material adverse effect on its business, financial condition and results of operations.

MICT’s information technology systems will support all phases of its operations and will be an essential part of its technology infrastructure. If MICT’s systems fail to perform, it could experience disruptions in operations, slower response time or decreased customer satisfaction. MICT must be able to process, record and monitor a large number of transactions and its operations are highly dependent on the integrity of its technology systems and its ability to make timely enhancements and additions to its systems. System interruptions, errors or downtime can result from a variety of causes, including unexpected interruptions to the Internet infrastructure, technological failures, changes to MICT’s systems, changes in customer usage patterns, linkages with third-party systems and power failures. MICT’s systems will also be vulnerable to disruptions from human error, execution errors, errors in models such as those used for risk management and compliance, employee misconduct, unauthorized trading, external fraud, distributed denial of service attacks, computer viruses or cyberattacks, terrorist attacks, natural disaster, power outage, capacity constraints, software flaws, events impacting MICT’s key business partners and vendors, and other similar events.

MICT’s Internet-based businesses depend on the performance and reliability of the Internet infrastructure. MICT cannot assure its investors that the Internet infrastructure it depends on will remain sufficiently reliable for its needs. Any failure to maintain the performance, reliability, security or availability of MICT’s network infrastructure may cause significant damage to its ability to attract and retain users and clients. Major risks involving MICT’s network infrastructure include:

•	breakdowns or system failures resulting in a prolonged shutdown of its servers;

•	disruption or failure in the national backbone networks in the PRC, which would make it impossible for users and clients to access its platforms;

•	damage from natural disasters or other catastrophic events such as typhoon, volcanic eruption, earthquake, flood, telecommunications failure, or other similar events; and

•	any infection by or spread of computer viruses or other system failures.

Any network interruption or inadequacy that causes interruptions in the availability of MICT’s platforms or deterioration in the quality of access to its platforms could reduce user and client satisfaction and result in a reduction in the activity level of its users and clients as well as the number of clients making trading transactions on its platforms. Furthermore, increases in the volume of traffic on MICT’s platforms could strain the capacity of its computer systems and bandwidth, which could lead to slower response times or system failures. This could cause a disruption or suspension in MICT’s service delivery, which could hurt its brand and reputation. MICT may need to incur additional costs to upgrade its technology infrastructure and computer systems in order to accommodate increased demand if it anticipates that its systems cannot handle higher volumes of traffic and transaction in the future. In addition, it could take an extended period of time to restore full functionality to its technology or other operating systems in the event of an unforeseen occurrence, which could affect its ability to process and settle client transactions. Despite MICT’s efforts to identify areas of risk, oversee operational areas involving risks, and implement policies and procedures designed to manage these risks, there can be no assurance that it will not suffer unexpected losses, reputational damage or regulatory actions due to technology or other operational failures or errors, including those of its vendors or other third parties.

Failure or poor performance of third-party software, infrastructure or systems on which MICT relies could adversely affect its business.

MICT relies on third parties to provide and maintain certain infrastructure that will be critical to its business. For example, a strategic partner provides services to MICT in connection with various aspects of MICT’s operations and systems. If such services become limited, restricted, curtailed or less effective or more expensive in any way or become unavailable to MICT for any reason, its business may be materially and adversely affected. The infrastructure of MICT’s third-party service providers may malfunction or fail due to events out of its control, which could disrupt its operations and have a material adverse effect on its business, financial condition, results of operations and cash flows. Any failure to maintain and renew MICT’s relationships with these third parties on commercially favorable terms, or to enter into similar relationships in the future, could have a material adverse effect on its business, financial condition, results of operations and cash flows.

MICT also relies on certain third-party software, computer systems and service providers. Any interruption in these third-party services or software, deterioration in their performance, or other improper operation could interfere with its trading activities, cause losses due to erroneous or delayed responses, or otherwise be disruptive to its business. If MICT’s arrangements with any third party are terminated, it may not be able to find an alternative source of software or systems support on a timely basis or on commercially reasonable terms. This could also have a material adverse effect on MICT’s business, financial condition, results of operations and cash flows.

If MICT fails to protect its platform or the confidential information of its users and clients, whether due to cyber-attacks, computer viruses, physical or electronic break-ins or other reasons, it may be subject to liabilities imposed by relevant laws and regulations, and its reputation and business may be materially and adversely affected.

MICT’s computer system, the networks it uses, the networks and online trading platforms of the exchanges and other third parties with whom it interacts, are potentially vulnerable to physical or electronic computer break-ins, viruses and similar disruptive problems or security breaches. A party that is able to circumvent MICT’s security measures could misappropriate proprietary information or customer information, jeopardize the confidential nature of the information MICT transmits over the Internet and mobile network or cause interruptions in its operations. MICT or its service providers may be required to invest significant resources to protect against the threat of security breaches or to alleviate problems caused by any breaches.

In addition, MICT will collect, store and process certain personal and other sensitive data from its users and clients, which makes MICT potentially vulnerable targets to cyber-attacks, computer viruses, physical or electronic break-ins or similar disruptions. While MICT will take steps to protect the confidential information that it expects to have access to, its security measures could be breached. Because the techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, MICT may not be able to anticipate these techniques or implement adequate preventative measures. Any accidental or willful security breaches or other unauthorized access to MICT’s system could cause confidential user and client information to be stolen and used for criminal purposes. Security breaches or unauthorized access to confidential information could also expose MICT to liability related to the loss of the information, time-consuming and expensive litigation and negative publicity. If security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in MICT’s technology infrastructure are exposed and exploited, its relationships with users and clients could be severely damaged, it could incur significant liability and its stock trading platform business and operations could be adversely affected. Furthermore, MICT’s corporate clients may utilize its technology to serve their own employees and customers. Any failure or perceived failure by MICT to prevent information security breaches or to comply with privacy policies or privacy-related legal obligations, or any compromise of security that results in the unauthorized release or transfer of personally identifiable information or other customer data, could cause MICT’s clients to lose trust in it and could expose MICT to legal claims.

There are uncertainties as to the interpretation and application of laws in one jurisdiction which may be interpreted and applied in a manner inconsistent to another jurisdiction and may conflict with MICT’s policies and practices or require changes to the features of its system. MICT cannot assure that its user information protection system and technical measures will be considered sufficient under applicable laws and regulations. If MICT is unable to address any information protection concerns, any compromise of security that results unauthorized disclosure or transfer of personal data, or to comply with the then applicable laws and regulations, it may incur additional costs and liability and result in governmental enforcement actions, litigation, fines and penalties or adverse publicity and could cause its users and clients to lose trust in us, which could have a material adverse effect on its stock trading platform business, results of operations, financial condition and prospects. MICT may also be subject to new laws, regulations or standards or new interpretations of existing laws, regulations or standards, including those in the areas of data security and data privacy, which could require MICT to incur additional costs and restrict its stock trading platform business operations.

MICT’s business and reputation may be harmed by changes in business, economic or political conditions that impact global financial markets, or by a systemic market event.

As MICT offers financial services, its business, results of operations and reputation are directly affected by elements beyond its control, such as economic and political conditions, changes in the volatility in financial markets (including volatility as a result of the COVID-19 pandemic), significant increases in the volatility or trading volume of particular securities, broad trends in business and finance, changes in volume of securities trading generally, changes in the markets in which such transactions occur and changes in how such transactions are processed. These elements can arise suddenly and the full impact of such conditions can remain uncertain. A prolonged weakness in equity markets, such as a slowdown causing reduction in trading volume in securities, derivatives or cryptocurrency markets, may result in reduced revenues and would have an adverse effect on MICT’s business, financial condition and results of operations. Significant downturns in the securities markets or in general economic and political conditions may also cause individuals to be reluctant to make their own investment decisions and thus decrease the demand for MICT’s products and services and could also result in MICT’s customers reducing their engagement with its platform. Conversely, significant upturns in the securities markets or in general economic and political conditions may cause individuals to be less proactive in seeking ways to improve the returns on their trading or investment decisions and, thus, decrease the demand for our products and services. Any of these changes could cause MICT’s future performance to be uncertain or unpredictable, and could have an adverse effect on MICT’s business, financial condition and results of operations.

In addition, some market participants could be overleveraged. In case of sudden, large price movements, such market participants may not be able to meet their obligations to their respective brokers who, in turn, may not be able to meet their obligations to their counterparties. As a result, the financial system or a portion thereof could suffer, and the impact of such an event could have an adverse effect on MICT’s business, financial condition and results of operations.

In addition, a prolonged weakness in the U.S. equity markets or a general economic downturn could cause MICT’s customers to incur losses, which in turn could cause MICT’s brand and reputation to suffer. If MICT’s reputation is harmed, the willingness of our existing customers, and potential new customers, to do business with MICT could be negatively impacted, which would adversely affect its business, financial condition and results of operations.

Unfavorable financial market and economic conditions could materially and adversely affect MICT’s business, financial condition, and results of operations.

As a digital financial services firm with business exposure and operations in Singapore and Hong Kong, MICT’s businesses are or will be materially affected by conditions in the financial markets and economic conditions in Singapore, Hong Kong, and throughout the world. Financial markets and economic conditions could be negatively impacted by many factors beyond MICT’s control, such as inability to access credit markets, rising interest rates or inflation, terrorism, political uncertainty, pandemic, social unrest, fiscal policy of Singapore, Hong Kong, or other governments and the timing and nature of any regulatory reform. The rising political tensions between the United States and China, which is caused by, among other things, trade disputes, the COVID-19 outbreak, sanctions imposed by the U.S. Department of Treasury on certain officials of the Hong Kong Special Administrative Region and the PRC central government and the executive orders issued by the U.S. government in August 2020 that prohibit certain transactions with certain selected leading Chinese internet companies as well as their products, may also give rise to uncertainties in global economic conditions and adversely affect general investor confidence. The global spread of coronavirus disease (COVID-19) in a significant number of countries around the world has resulted in, and may intensify, global economic distress, and the extent to which it may affect MICT’s results of operations will depend on future developments, which are highly uncertain and cannot be predicted.

The credit and financial markets have experienced extreme volatility and disruptions due to the current conflict between Ukraine and Russia. The conflict is expected to have further global economic consequences, including but not limited to the possibility of severely diminished liquidity and credit availability, declines in consumer confidence, declines in economic growth, increases in inflation rates and uncertainty about economic and political stability. In addition, the United States and other countries have imposed sanctions on Russia which increases the risk that Russia may resort to retaliatory actions, including the launching of cyberattacks. Any of the foregoing consequences, including those we cannot yet predict, may cause our business, financial condition, results of operations and the price of our ADSs to be adversely affected.

Social unrest such as protests or demonstrations could disrupt economic activities and adversely affect MICT’s business. For example, the political unrest in Hong Kong in the second half of 2019 led to a decrease in inbound tourism to Hong Kong, decreased consumer spending, and an overall impact on the domestic economy. There can be no assurance that these protests and other economic, social, or political unrest in the future will not have a material adverse effect on MICT’s financial condition and results of operations.

Unfavorable financial market and economic conditions in Singapore, Hong Kong, and elsewhere in the world could negatively affect MICT’s clients’ business, including their ability to pay for its products and services, and materially reduce demand for MICT’s products and services and increase price competition among financial services firms seeking engagements, and thus could materially and adversely affect MICT’s business, financial condition, and results of operations. In addition, MICT’s profitability could be adversely affected due to its fixed costs and the possibility that MICT would be unable to reduce its variable costs without reducing revenue or within a timeframe sufficient to offset any decreases in revenue relating to changes in market and economic conditions.

The current tensions in international economic relations may negatively affect the demand for MICT’s services, and MICT’s results of operations and financial condition may be materially and adversely affected.

Recently there have been heightened tensions in international economic relations, such as the one between the United States and China and also as a result of the conflict in Ukraine and sanctions on Russia.

The U.S. government has recently imposed, and has recently proposed to impose additional, new, or higher tariffs on certain products imported from China to penalize China for what it characterizes as unfair trade practices. China has responded by imposing, and proposing to impose additional, new, or higher tariffs on certain products imported from the United States. For example, September 17, 2018, former President Trump announced his decision to impose a 10% tariff on the third list of US$200 billion in imports from China to the United States effective September 24, 2018. On May 8, 2019, the U.S. government announced it would increase these tariffs to 25%. These tariffs are in addition to two earlier rounds of tariffs implemented against Chinese products on June 6, 2018 and August 16, 2018 that amount to tariffs on US$50 billion of Chinese products imported into the United States. On May 13, 2019, China responded by imposing tariffs on certain U.S. goods on a smaller scale, and proposed to impose additional tariffs on U.S. goods. On January 15, 2020, the United States and China entered into a phase one trade deal.

In addition, political tensions between the United States and China have escalated due to, among other things, trade disputes, the COVID-19 outbreak, sanctions imposed by the U.S. Department of Treasury on certain officials of the Hong Kong Special Administrative Region and the PRC central government and the executive orders issued by the U.S. government in August 2020 that prohibit certain transactions with certain selected leading Chinese internet companies as well as their products. Rising political tensions could reduce levels of trades, investments, technological exchanges, and other economic activities between the two major economies. Such tensions between the United States and China, and any escalation thereof, may have a negative impact on the general, economic, political, and social conditions in China and, in turn, adversely impacting our business, financial condition, and results of operations.

Amid these tensions, the U.S. government has imposed and may impose additional measures on entities in China, including sanctions.

Uncertainty surrounding the escalating conflict between Russia and Ukraine could also negatively impact global and regional financial markets. Poor relations between the United States and Russia, sanctions by the United States and the European Union against Russia, and any escalation of political tensions or economic instability could increase the threat of armed conflict, cyberwarfare and economic instability that could further increase market volatility and uncertainty.

As a financial services firm with business exposure and operations in Singapore and Hong Kong, MICT is materially affected by the financial markets and economic conditions in Singapore, Hong Kong, China, and elsewhere in the world. Escalations of the tensions may lead to slower growth in the global economy in general, which in turn could negatively affect MICT’s clients’ businesses and materially reduce demand for MICT’s services, thus potentially negatively affect MICT’s business, financial condition, and results of operations.

MICT operates in highly competitive markets, and many of its competitors have greater resources than MICT does and may have products and services that may be more appealing than MICT to MICT’s current or potential customers.

The markets in which MICT competes are evolving and highly competitive, with multiple participants competing for the same customers. MICT’s current and potential future competition principally comes from incumbent discount brokerages, established financial technology companies, venture-backed financial technology firms, banks, cryptocurrency exchanges, asset management firms and technology platforms. The majority of MICT’s competitors have longer operating histories and greater capital resources than MICT has and offer a wider range of products and services. The impact of competitors with superior name recognition, greater market acceptance, larger customer bases or stronger capital positions could adversely affect our results of operations and customer acquisition and retention. MICT’s competitors may also be able to respond more quickly to new or changing opportunities and demands and withstand changing market conditions better than MICT can, especially larger competitors that may benefit from more diversified product and customer bases. For example, some of MICT’s competitors have quickly adopted, or are seeking to adopt, some of MICT’s key offerings and services, including commission-free trading, fractional share trading and no account minimums, since their introduction on MICT’s platform to compete with MICT. In addition, competitors may conduct extensive promotional activities, offer better terms or offer differentiating products and services that could attract our current and prospective customers and potentially result in intensified competition within our markets. MICT continues to experience aggressive price competition in MICT’s markets and MICT may not be able to match the marketing efforts or prices of MICT’s competitors. MICT may also be subject to increased competition as our competitors enter into business Mergers or partnerships, or established companies in other market segments expand to become competitive with our business.

In addition, MICT competes in a technology-intensive market characterized by rapid innovation. Some of MICT’s competitors in this market, including new and emerging competitors, are not subject to the same regulatory requirements or scrutiny to which MICT are subject, which could place MICT at a competitive disadvantage, in particular in the development of new technology platforms or the ability to rapidly innovate. MICT may be unable to effectively use new technologies, adapt MICT’s products and services to emerging market standards or develop or introduce and market enhanced or new products and services. If MICT is not able to update or adapt MICT’s products and services to take advantage of the latest technologies and standards, or are otherwise unable to tailor the delivery of MICT’s services to the latest personal and mobile computing devices preferred by MICT’s customers or to provide products or services that are of a quality preferred by MICT’s customers, it could have an adverse effect on MICT’s business, financial position and results of operations.

MICT’s ability to compete successfully in the financial services market depends on a number of factors, including, among other things:

•	providing easy-to-use, innovative and attractive products and services, as well as effective customer support;

•	maintaining and expanding MICT’s market position;

•	attracting and retaining customers;

•	its reputation and the market perception of MICT’s brand and overall value;

•	maintaining our relationships with our counterparties;

•	maintaining competitive pricing;

•	competing in a competitive landscape, including in the provision of products and services that have until recently been available only from MICT’s bank competitors;

•	the effectiveness, reliability and stability of MICT’s technology (including the success of our outage prevention efforts and our cybersecurity measures and defenses), products and services;

•	innovating effectively in launching new or enhanced products and services;

•	adjusting to a dynamic regulatory environment;

•	the differences in regulatory oversight regimes to which MICT and MICT’s competitors are subject; and

•	general economic and market trends, including customer demand for financial products and services.

MICT’s competitive position within MICT’s markets could be adversely affected if MICT is unable to adequately address these factors, which could have an adverse effect on our business, financial condition and results of operations.

If MICT fails to retain existing customers or attract new customers, or if MICT’s customers decrease their use of MICT’s products and services, its growth could be slower than we expect and its business may be harmed.

MICT’s continued business and revenue growth is dependent on MICT’s ability to attract new customers, retain existing customers, increase the amount that MICT’s customers use MICT’s products and services and sell MICT’s premium services, and MICT cannot be sure that MICT will be successful in these efforts. There are a number of factors that could lead to a decline in MICT’s number of customers or their usage of MICT’s products and services, or that could prevent us from increasing MICT’s number of customers, including:

•	MICT’s failure to introduce new products or services, or MICT’s introduction of new products or services, or changes in MICT’s existing products or services, that are not favorably received;

•	pricing for MICT’s products and services;

•	harm to MICT’s brand and reputation, or decreases in the perceived quality, reliability or usefulness of MICT’s products and services;

•	MICT’s customers engaging with competitive products and services;

•	MICT’s customers having difficulty installing, updating or otherwise accessing the our app on mobile devices as a result of actions by MICT or third parties that MICT relies on to distribute MICT’s app;

•	MICT’s customers experiencing security breaches, account intrusions or other unauthorized access as a result of actions by MICT or MICT’s business partners, including third parties that MICT relies on to distribute the application;

•	MICT’s failure to provide adequate customer service to MICT’s customers;

•	a cybersecurity attack, data breach or other security incident resulting in loss in customer confidence;

•	MICT’s inability to manage network or service outages, interruptions and internet disruptions, including during times of high trading activity, or other performance or technical problems that prevent MICT’s customers from accessing and managing their accounts or assets in a rapid and reliable manner;

•	changes in MICT’s customers’ investment strategies or level of interest in investing;

•	the enactment of proposed legislation that would impose taxes on certain financial transactions;

•	changes mandated by legislation, regulatory authorities or litigation that adversely affect MICT’s products and services, or our ability to provide them to MICT’s customers;

•	any restrictions on trading that MICT imposes on MICT’s platform as a result of the capital requirements and cash deposit and collateral requirements; and

•	deteriorating general economic conditions, including as a result of the COVID-19 pandemic or a general downturn in the equity markets.

Many of MICT’s customers could be first-time investors and MICT’s trading volumes and revenues could be reduced if these customers stop trading altogether or stop using MICT’s platform for their investing activities.

MICT’s platform focuses on making the financial markets accessible to a broad demographic of retail investors. MICT’s success, and our ability to increase revenues and operate profitably, depends in part on such customers continuing to utilize our platform, even as global social and economic conditions shift. However, MICT’s customers do not have long-term contractual arrangements with MICT and can utilize MICT’s platform on a transaction-by-transaction basis and may also cease to use MICT’s platforms at any time. MICT may face particular challenges in retaining these investors as customers, for example as a result of a return to pre-COVID-19 behaviors, increased volatility in the financial markets or increasing availability of competing products that seek to target the same demographic. In particular, a broad decline in the equity or other financial markets could result in some of these investors exiting the markets and leaving MICT’s platform. Any significant loss of customers or a significant reduction in their use of MICT’s platform could have a material impact on MICT’s trading volumes and revenues, and materially adversely affect MICT’s business, financial condition and results of operations.

MICT introduction of new products and services, or changes to existing products and services, could fail to attract or retain customers or generate growth and revenue.

MICT’s ability to attract, engage and retain our customers and to increase MICT’s revenue depends heavily on MICT’s ability to continue to maintain and evolve MICT’s existing products and services and to create successful new products and services. MICT may introduce significant changes to MICT’s existing products and services or acquire or introduce new and unproven products and services, including using technologies with which MICT has little or no prior development or operating experience. MICT continues to incur substantial costs, and MICT may not be successful in continuing to generate profits, in connection with these efforts. In addition, the introduction of new products and services, or changes to existing products and services, may result in new or enhanced governmental or regulatory scrutiny or other complications that could adversely affect MICT’s business and results of operations. If MICT’s new or enhanced products and services fail to attract customers, or if MICT’s business plans are unsuccessful, MICT may fail to attract or retain customers or to generate sufficient revenue, operating margin or other value to justify our investments, and MICT’s business may be adversely affected.

If MICT does not keep pace with industry and technological changes and continue to provide new and innovative products and services, its business may become less competitive and its business may be adversely impacted.

Rapid and significant technological changes continue to confront the financial services industry, including developments in the methods in which securities are traded. If MICT fails to innovate and deliver products and services with market fit and differentiation, or fail to do so quickly enough as compared to its competitors, MICT may not be able to keep pace with industry and technological changes in MICT’s industry and MICT may face difficulty in competing within MICT’s market, which could harm its business.

MICT expects new technologies, products, services and industry norms to continue to emerge and evolve, and we cannot predict the effects of technological changes or industry practices on MICT’s business. Further, new technologies introduced in MICT’s markets may be superior to, or render obsolete, the technologies MICT currently uses in MICT’s products and services. Incorporating new technologies into MICT’s products and services may require substantial expenditures and take considerable time, and MICT may not be successful in realizing a return on these development efforts in a timely manner or at all. MICT’s ability to successfully adopt new products and services and to develop and incorporate new technologies may be inhibited by industry-wide standards, changes to laws and regulations, changing customer expectations, demands and preferences or third-party intellectual property rights. If MICT is unable to enhance our products and services or to innovate or to develop new products and services that achieve market acceptance or that keep pace with rapid technological developments and evolving industry standards or practices, our business could be adversely affected.

MICT will need to continuously modify, enhance and improve its products and services to keep pace with changes in internet-related hardware, mobile operating systems such as iOS and other software, communication, browser and database technologies. MICT may not be successful in either developing these modifications, enhancements and improvements or in bringing them to market quickly or cost-effectively in response to market demands. Furthermore, uncertainties about the timing and nature of new network platforms or technologies, or modifications to existing platforms or technologies, could increase MICT’s research and development expenses. Any failure of MICT’s products and services to keep pace with technological changes or to innovate or to operate effectively with future network platforms and technologies, or to do so in a timely and cost-effective manner, could reduce the demand for MICT’s products and services, result in customer dissatisfaction and negative publicity, reduce MICT’s competitive advantage and harm MIICT’s business and reputation.

MICT’s products and internal systems rely on software that is highly technical, and if these systems contain errors, bugs or vulnerabilities, or if MICT is unsuccessful in addressing or mitigating technical limitations or vulnerabilities in MICT’s systems, our business could be adversely affected.

MICT’s trading platform relies on software, including software developed or maintained internally and by third parties, that is highly technical and complex. In addition, MICT’s platform and MICT’s internal systems depend on the ability of such software, which includes machine learning models, to collect, store, retrieve, transmit, manage and otherwise process immense amounts of data. The software on which MICT relies may contain errors, bugs or vulnerabilities, and MICT’s systems are subject to certain technical limitations that may compromise MICT’s ability to meet MICT’s objectives. Some errors, bugs or vulnerabilities inherently may be difficult to detect and may only be discovered after code has been released for external or internal use. Errors, bugs, vulnerabilities, design defects or technical limitations within the software on which MICT rely may lead to negative customer experiences (including the communication of inaccurate information to customers), compromised ability of MICT’s products to perform in a manner consistent with customer expectations, delayed product introductions, compromised ability to protect the data (including personal data) of MICT’s customers and MICT’s intellectual property or an inability to provide some or all of MICT’s services. Such errors, bugs, vulnerabilities or defects could also be exploited by malicious actors and result in exposure of data of customers on MICT’ platform, or otherwise result in a security breach or other security incident. MICT may need to expend significant financial and development resources to analyze, correct, eliminate, or work around errors or defects or to address and eliminate vulnerabilities. Any failure to timely and effectively resolve any such errors, bugs, vulnerabilities or defects in the software on which MICT rely, and any associated degradations or interruptions of service, could result in damage to MICT’s reputation, loss of customers, loss of revenue, regulatory or governmental inquiries, civil litigation, or liability for damages, any of which could have an adverse effect on MICT’s business, financial condition and results of operations.

MICT’s success depends in part upon effective operation with mobile operating systems, networks, technologies, products, hardware and standards that MICT does not control.

A substantial majority of MICT’s customers’ activity on MICT’s platform occurs on mobile devices. There is no guarantee that popular mobile devices will continue to feature MICT’s app, or that mobile device customers will continue to use MICT’s products and services rather than those of MICT’s competitors. MICT is dependent on the interoperability of MICT’s app with popular mobile operating systems, networks, technologies, products, hardware and standards that MICT does not control, such as mobile device operating systems. Any changes, bugs or technical issues in such systems or changes in our relationships with mobile operating system partners, device manufacturers or mobile carriers, or in their terms of service or policies that degrade the functionality of MICT’s app, reduce or eliminate MICT’s ability to distribute applications, give preferential treatment to competitive products, limit MICT’s ability to target or measure the effectiveness of applications, or impose fees or other charges related to MICT’s delivery of MICT’s application could adversely affect customer usage of MICT’s app. Further, MICT is subject to the standard policies and terms of service of these operating systems, as well as policies and terms of service of the various application stores that make MICT’s application and experiences available to our developers, creators and customers. These policies and terms of service govern the availability, promotion, distribution, content and operation generally of applications and experiences on such operating systems and stores. Each provider of these operating systems and stores has broad discretion to change and interpret its terms of service and policies with respect to MICT’s platform and those changes may be unfavorable to MICT and MICT’s developers’, creators’ and customers’ use of MICT’s platform. If MICT was to violate, or an operating system provider or application store believes that MICT has violated, its terms of service or policies, that operating system provider or application store could limit or discontinue MICT’s access to its operating system or store. In some cases, these requirements may not be clear or MICT’s interpretation of the requirements may not align with the interpretation of the operating system provider or application store, which could lead to inconsistent enforcement of these terms of service or policies against us, and could also result in the operating system provider or application store limiting or discontinuing access to its operating system or store. Any limitation or discontinuation of MICT’s access to any third-party platform or application store could adversely affect MICT’s business, financial condition or results of operations.

Additionally, in order to deliver a high-quality mobile experience for our customers, it is important that our products and services work well with a range of mobile technologies, products, systems, networks, hardware and standards that MICT does not control, and that MICT has good relationships with mobile operating system partners, device manufacturers and mobile carriers. MICT may not be successful in maintaining or developing relationships with key participants in the mobile ecosystem or in developing products that operate effectively with these technologies, products, systems, networks or standards. In the event that it is more difficult for MICT’s customers to access and use MICT’s app, or if MICT’s customers choose not to access or use MICT’s app on their mobile devices or use mobile products that do not offer access to MICT’s app, MICT’s customer growth and engagement could be harmed. In the event that MICT’s customers are adversely affected by these actions or if MICT’s relationships with such third parties deteriorate, MICT’s customer growth and engagement could be adversely affected and MICT’s business could be harmed.

Employee misconduct could expose MICT to significant legal liability and reputational harm.

MICT’s platforms will operate in industries in which integrity and the confidence of its users and clients are of critical importance. During MICT’s daily operations, it will be subject to the risks of errors and misconduct by its employees, which include:

•	engaging in misrepresentation or fraudulent activities when marketing or performing services to users and clients;

•	improperly using or disclosing confidential information of its users and clients or other parties;

•	concealing unauthorized or unsuccessful activities; or

•	otherwise not complying with applicable laws and regulations or its internal policies or procedures.

If any of MICT’s employees engages in illegal or suspicious activities or other misconduct, it could suffer serious harm to its reputation, financial condition, client relationships and ability to attract new clients and even be subject to regulatory sanctions and significant legal liability. MICT may also be subject to negative publicity from the sanction that would adversely affect its brand, public image and reputation, as well as potential challenges, suspicions, investigations or alleged claims against MICT. It is not always possible to deter misconduct by its employees or senior management during the operations of its business or uncover any misconduct occurred in their past employment, and the precautions MICT takes to detect and prevent any misconduct may not always be effective. Misconduct by MICT’s employees, or even unsubstantiated allegations of misconduct, could result in a material adverse effect on its reputation and its business.

MICT anticipates that its operating costs and expenses will increase.

MICT anticipates that its operating costs and expenses will increase in the foreseeable future as it endeavors to launch and grow its business, attract users and clients, enhance and develop its service offerings, enhance its technology capabilities, and increase its brand recognition. These efforts may prove more costly than MICT anticipates, and it may not succeed in generating revenues sufficiently to offset these higher expenses. There are other external and internal factors that could negatively affect MICT’s financial condition. For example, the transaction volume achieved on MICT’s platforms may be lower than expected, which may lead to lower than expected revenues. Furthermore, MICT has adopted a share incentive plan in the past and may adopt new share incentive plans in the future, which have caused, and will result in, significant share-based compensation expenses to us. As a result of the foregoing and other factors, MICT may incur net losses in the future.

If there is any negative publicity with respect to MICT, its industry peers or its industries in general, MICT’s business and results of operations may be materially and adversely affected.

MICT’s reputation and brand recognition plays an important role in earning and maintaining the trust and confidence of its current and potential users and clients. MICT’s reputation and brand are vulnerable to many threats that can be difficult or impossible to control, and costly or impossible to remediate. Regulatory inquiries or investigations, lawsuits initiated by clients or other third parties, employee misconduct, perceptions of conflicts of interest and rumors, among other things, could substantially damage MICT’s reputation, even if they are baseless or satisfactorily addressed. In addition, any perception that the quality of its services may not be the same as or better than that of other companies can also damage its reputation. Moreover, any negative media publicity about the industries in general or product or service quality problems of other firms in these industries, including MICT’s competitors, may also negatively impact MICT’s reputation and brand. If MICT is unable to maintain a good reputation or further enhance its brand recognition, its ability to attract and retain users, clients, third-party partners and key employees could be harmed and, as a result, its business and revenues would be materially and adversely affected.

MICT may not succeed in promoting and sustaining its brand, which could have an adverse effect on its future growth and business.

A critical component of MICT’s launch and growth will be its ability to promote and sustain its brand. Promoting and positioning MICT’s brand and platforms will depend largely on the success of its marketing efforts, its ability to attract users and clients cost-efficiently and its ability to consistently provide high-quality services and a superior experience. MICT expects to incur significant expenses related to advertising and other marketing efforts, which may not be effective and may adversely affect its net margins.

In addition, to provide a high-quality user and client experience, MICT expects to invest substantial amounts of resources in the development and functionality of MICT’s platforms, websites, technology infrastructure and client service operations. MICT’s ability to provide a high-quality user and client experience will also be highly dependent on external factors over which it may have little or no control, including, without limitation, the reliability and performance of software vendors and business partners. Failure to provide MICT’s users and clients with high quality services and experience for any reason could substantially harm its reputation and adversely impact its efforts to develop a trusted brand, which could have a material adverse effect on its stock trading platform business, results of operations, financial condition and prospects.

MICT’s platform and internal systems rely on software and technological infrastructure that is highly technical, and if they contain undetected errors, its business could be adversely affected.

MICT’s platforms and internal systems rely on software that is highly technical and complex. In addition, MICT’s platforms and internal systems depend on the ability of the software to store, retrieve, process and manage immense amounts of data. The software may now or in the future contain, undetected errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which MICT relies may result in a negative experience for users and clients, delay introductions of new features or enhancements, result in errors or compromise MICT’s ability to protect data or its intellectual property. Any errors, bugs or defects discovered in the software on which it relies could result in harm to MICT’s reputation, loss of users or financial service providers or liability for damages, any of which could adversely affect its business, results of operations and financial conditions.

Any failure to protect MICT’s intellectual property could harm its business and competitive position.

MICT expects to rely primarily on trade secret, contract, copyright, trademark and patent law to protect its proprietary technology. It is possible that third parties may copy or otherwise obtain and use MICT’s proprietary technology without authorization or otherwise infringe on its rights. MICT may not be able to successfully pursue claims for infringement that interfere with its ability to use its technology, website or other relevant intellectual property or have adverse impact on its brand. MICT cannot assure MICT’s investors that any of its intellectual property rights would not be challenged, invalidated or circumvented, or such intellectual property will be sufficient to provide MICT with competitive advantages. In addition, other parties may misappropriate its intellectual property rights, which would cause it to suffer economic or reputational damages. Because of the rapid pace of technological change, MICT cannot assure you that all of MICT’s proprietary technologies and similar intellectual property will be patented in a timely or cost-effective manner, or at all. Furthermore, parts of MICT’s business rely on technologies developed or licensed by other parties, or co-developed with other parties, and MICT may not be able to obtain or continue to obtain licenses and technologies from these other parties on reasonable terms, or at all.

Any claims or litigation could cause MICT and MICT to incur significant expenses and, if successfully asserted against MICT or MICT, could require that MICT pays substantial damages or ongoing royalty payments, restrict MICT or MICT from conducting MICT’s business or require that MICT or MICT comply with other unfavorable terms. MICT and MICT may also be obligated to indemnify parties or pay substantial settlement costs, including royalty payments, in connection with any such claim or litigation and to obtain licenses, modify applications or refund fees, which could be costly. Even if MICT and MICT were to prevail in such a dispute, any litigation regarding MICT’s intellectual property could be costly and time-consuming and divert the attention of MICT’ management from MICT and MICT’s business operations.

From time-to-time MICT may evaluate and potentially consummate investments and acquisitions or enter into alliances, which may require significant management attention, disrupt MICT’s stock trading platform business and adversely affect its financial results.

MICT may evaluate and consider strategic investments, Mergers, acquisitions or alliances to further increase the value of MICT’s platforms and better serve MICT’s users and clients. These transactions could be material to its financial condition and results of operations if consummated. MICT may not have the financial resources necessary to consummate any acquisitions in the future or the ability to obtain the necessary funds on satisfactory terms. Any future acquisitions may result in significant transaction expenses and risks associated with entering new markets in addition to integration and Merger risks. MICT may not have sufficient management, financial and other resources to integrate any such future acquisitions or to successfully operate new businesses, and it may be unable to profitably operate its expanded company.

Internet-related issues may reduce or slow the growth in the use of MICT’s services in the future. In particular, MICT’s future growth depends on the further acceptance of the Internet in China and particularly the mobile Internet as an effective platform for assessing trading and other financial services and content.

Critical issues concerning the commercial use of the Internet, such as ease of access, security, privacy, reliability, cost, and quality of service, remain unresolved and may adversely impact the growth of Internet use. If Internet usage continues to increase rapidly, the Internet infrastructure may not be able to support the demands placed on it by this growth, and its performance and reliability may decline. Continuous rapid growth in Internet traffic may cause decreased performance, outages and delays. MICT’s ability to increase the speed with which MICT provides services to users and clients and to increase the scope and quality of such services is limited by and dependent upon the speed and reliability of MICT’s users’ and clients’ access to the Internet, which is beyond MICT’s control.

If periods of decreased performance, outages or delays on the Internet occur frequently or other critical issues concerning the Internet are not resolved, overall Internet usage or usage of our web-based services could increase more slowly or decline, which would cause MICT’s stock trading platform business, results of operations and financial condition to be materially and adversely affected.

MICT faces risks related to natural disasters, health epidemics and other outbreaks, which could significantly disrupt its operations.

MICT’s stock trading platform business could be materially and adversely affected by natural disasters, health epidemics or other public safety concerns. Natural disasters may give rise to server interruptions, breakdowns, system failures, technology platform failures or Internet failures, which could cause the loss or corruption of data or malfunctions of software or hardware as well as adversely affect its ability to operate its platform and provide services and solutions. MICT’s stock trading platform business could also be adversely affected if its employees are affected by health epidemics. In addition, MICTs’ results of operations could be adversely affected to the extent that any health epidemic harms the economy in general. If any natural disasters, health epidemics or other public safety concerns were to affect the locations where MICT operates, its operation may experience material disruptions, which may materially and adversely affect its stock trading platform business, financial condition and results of operations.

Failure to comply with cybersecurity, data privacy, data protection, or any other laws and regulations related to data may materially and adversely affect our business, financial condition, and results of operations.

MICT may be subject to a variety of cybersecurity, data privacy, data protection, and other laws and regulations related to data, including those relating to the collection, use, sharing, retention, security, disclosure, and transfer of confidential and private information, such as personal information and other data. These laws and regulations apply not only to third-party transactions, but also to transfers of information within its organization. These laws and regulations may restrict MICT’s business activities and require it to incur increased costs and efforts to comply, and any breach or noncompliance may subject us to proceedings against MICT, damage its reputation, or result in penalties and other significant legal liabilities, and thus may materially and adversely affect its business, financial condition, and results of operations.

In some jurisdictions, including Mainland China where MICT does not have material operations, the cybersecurity, data privacy, data protection, or other data-related laws and regulations are relatively new and evolving, and their interpretation and application may be uncertain.

The following summarizes some of the key recent legislative initiatives in China on the matters of data security and privacy.

Data Security

•	In June 2021, the Standing Committee of the NPC promulgated the Data Security Law, which took effect in September 2021. The Data Security Law, among other things, provides for security review procedure for data-related activities that may affect national security. In July 2021, the state council promulgated the Regulations on Protection of Critical Information Infrastructure, which became effective on September 1, 2021. Critical information infrastructure encompasses, under this regulation, key network facilities or information systems of critical industries or sectors, such as public communication and information service, energy, transportation, water conservation, finance, public services, e-government affairs and national defense science, the damage, malfunction or data leakage of which may endanger national security, people’s livelihoods and the public interest. In December 2021, the CAC, together with other authorities, jointly promulgated the Cybersecurity Review Measures, which became effective on February 15, 2022 and replaces its predecessor regulation. Pursuant to the Cybersecurity Review Measures, critical information infrastructure operators that procure internet products and services must be subject to the cybersecurity review if their activities affect or may affect national security. The Cybersecurity Review Measures further stipulates that critical information infrastructure operators or network platform operators that hold personal information of over one million users shall apply with the Cybersecurity Review Office for a cybersecurity review before any public offering at a foreign stock exchange. As of the date of this Information Statement, no detailed rules or implementation rules have been issued by any authority. Furthermore, the exact scope of “critical information infrastructure operators” under the current regulatory regime remains unclear, and the PRC government authorities may have wide discretion in the interpretation and enforcement of the applicable laws. As of the date of this Information Statement, we have not been informed that we are a critical information infrastructure operator by any government authorities and we do not have any material operation or maintain any office or personnel in Mainland China. We have not collected, stored, or managed any personal information in Mainland China. In addition, we plan to emphasize Southeast Asia as our core future area of growth. As such, we currently do not expect the foregoing measures will have an impact on our business, results of operations, or this offering, and we believe that we are compliant with these measures to date. However, we still face uncertainties regarding the interpretation and implementation of these laws and regulations in the future. Cybersecurity review could result in disruption in our operations, negative publicity with respect to our company, and diversion of our managerial and financial resources. Furthermore, if we were found to be in violation of applicable laws and regulations in China during such review, we could be subject to fines or other government sanctions and reputation damages. Therefore, potential cybersecurity review, if applicable to us, could materially and adversely affect our business, financial condition, and results of operations.

•	In November 2021, the CAC released the Regulations on the Network Data Security (Draft for Comments), or the Draft Regulations. The Draft Regulations provide that data processors refer to individuals or organizations that, during their data processing activities such as data collection, storage, utilization, transmission, publication and deletion, have autonomy over the purpose and the manner of data processing. In accordance with the Draft Regulations, data processors shall apply for a cybersecurity review for certain activities, including, among other things, (i) the listing abroad of data processors that process the personal information of more than one million users and (ii) any data processing activity that affects or may affect national security. However, there have been no clarifications from the relevant authorities as of the date of this annual report as to the standards for determining whether an activity is one that “affects or may affect national security.” In addition, the Draft Regulations stipulates that data processors that process “important data” or are listed overseas must conduct an annual data security assessment by itself or commission a data security service provider to do so, and submit the assessment report of a given year to the municipal cybersecurity department by the end of January in the following year. As of the date of this prospectus, the Draft Regulations was released for public comment only, and their respective provisions and anticipated adoption or effective date may be subject to change with substantial uncertainty. We cannot predict the impact of the Draft Regulations on us, if any, at this stage, and we will closely monitor and assess any development in the rule-making process. If the enacted version of the Draft Regulations mandates clearance of cybersecurity review and other specific actions to be completed by companies operating in Hong Kong like us, we face uncertainties as to whether such clearance can be timely obtained, or at all.

Personal Information and Privacy

•	The Anti-monopoly Guidelines for the Platform Economy Sector published by the Anti-monopoly Committee of the State Council, effective on February 7, 2021, prohibits collection of user information through coercive means by online platforms operators.

•	In August 2021, the Standing Committee of the NPC promulgated the Personal Information Protection Law, which integrates the scattered rules with respect to personal information rights and privacy protection and took effect on November 1, 2021. The Personal Information Protection Law steps up the protection for personal information and imposes additional requirements in terms of its processing. Nonetheless, many provisions under this law remain to be clarified by the CAC, other regulatory authorities, and courts in practice. We may be required to make further adjustments to our business practices to comply with the personal information protection laws and regulations. Although as of the date of this prospectus, we have not collected, stored, or managed any personal information in Mainland China, given that there remain uncertainties regarding the further interpretation and implementation of the relevant laws and regulations, if they are deemed to be applicable to companies operating in Hong Kong like us, we cannot assure you that we will be able to comply or remain compliant with such new regulations in all respects, and we may be ordered to rectify and terminate any actions that are deemed illegal by the government authorities and become subject to fines and other government sanctions, which may materially and adversely affect our business, financial condition, and results of operations.

If MICT is required to obtain any permission or approval from the CSRC, the CAC, or other PRC authorities in connection with the Merger under PRC law, it may be fined or subject to other sanctions, and its business, reputation financial condition, and results of operations may be materially and adversely affected.

The Regulations on Mergers and Acquisitions of Domestic Companies by Foreign Investors, or the M&A Rules, adopted by six PRC regulatory agencies in 2006 and amended in 2009, purport to require offshore special purpose vehicles that are controlled by PRC companies or individuals and that have been formed for the purpose of seeking a public listing on an overseas stock exchange through acquisitions of PRC domestic companies or assets to obtain CSRC approval prior to publicly listing their securities on an overseas stock exchange. The interpretation and implementation of the regulations remain unclear.

In addition, the PRC government authorities may strengthen oversight over offerings that are conducted overseas. For instance, on July 6, 2021, the relevant PRC governmental authorities promulgated the Opinions on Strictly Cracking Down on Illegal Securities Activities, which emphasized the need to strengthen the supervision over overseas listings by PRC companies. Effective measures, such as promoting the establishment of relevant regulatory systems, are to be taken to deal with the risks and incidents of overseas listing of China-based companies, cybersecurity and data privacy protection requirements and similar matters. As a follow-up, on December 24, 2021, the State Council issued a draft of the Provisions of the State Council on the Administration of Overseas Securities Offering and Listing by Domestic Companies, or the Draft Provisions, and the CSRC issued a draft of Administration Measures for the Filing of Overseas Securities Offering and Listing by Domestic Companies, or the Draft Administration Measures, for public comments. The Draft Provisions and the Draft Administration Measures propose to establish a new filing-based regime to regulate overseas offerings and listings by PRC domestic companies. On December 28, 2021, the Cyberspace Administration of China and other PRC authorities promulgated the Cybersecurity Review Measures, which took effect on February 15, 2022, and further restates and expands the applicable scope of the cybersecurity review in effect. Pursuant to the Cybersecurity Review Measures, critical information infrastructure operators that procure internet products and services and network platform operators engaging in data processing activities must be subject to the cybersecurity review if their activities affect or may affect national security. The Cybersecurity Review Measures further stipulates that network platform operators holding personal information of over one million users must apply to the Cybersecurity Review Office for a cybersecurity review before an overseas listing. Personal information to apply for a cybersecurity review before any public offering at a foreign stock exchange. On December 27, 2021, the NDRC and the Ministry of Finance jointly issued the Special Administrative Measures (Negative List) for Foreign Investment Access (2021 Version), or the 2021 Negative List, which became effective on January 1, 2022. Pursuant to such Special Administrative Measures, if a domestic company engaging in the prohibited business stipulated in the 2021 Negative List seeks an overseas offering and listing, it must obtain the approval from the competent governmental authorities. Besides, the foreign investors of the company should not be involved in the company’s operation and management, and their shareholding percentage should be subject to the relevant regulations on the domestic securities investments by foreign investors. The foregoing regulations are either recently issued or remain in draft form and there remain substantial uncertainties with respect to their interpretation and implementation.

As of the date of this Information Statement, MICT does not have any material operation or maintain any office or personnel in Mainland China. Further, MICT has not collected, stored, or managed any personal information in Mainland China. In addition, MICT plans to emphasize Southeast Asia as its core future area of growth. As such, we believe that, based on the advice of Han Kun Law Offices, MICT’s PRC counsel, MICT is not required to obtain any permission from PRC authorities to operate and issue its ADSs to foreign investors as of the date of this Information Statement, including permissions from the CSRC or CAC. If (i) MICT does not receive or maintain any permission or approval required of us, (ii) MICT inadvertently concludes that certain permissions or approvals have been acquired or are not required, or (iii) applicable laws, regulations, or interpretations thereof change and MICT becomes subject to the requirement of additional permissions or approvals in the future, MICT may have to expend significant time and costs to procure them. If MICT is unable to do so, on commercially reasonable terms, in a timely manner or otherwise, we may become subject to sanctions imposed by the PRC regulatory authorities, which could include fines and penalties, proceedings against MICT, and other forms of sanctions, and its ability to conduct business, invest into Mainland China as foreign investments or accept foreign investments, or list on a U.S. or other overseas exchange may be restricted, and its business, reputation, financial condition, and results of operations may be materially and adversely affected.

Risks Related to Doing Business in China

Changes in China’s economic, political or social conditions or government policies could have a material adverse effect on MICT’s business and operations.

MICT operates in China through its operating subsidiaries which are domiciled and located in China. MICT also plans to launch various platforms which are being built initially in China. Accordingly, MICT’s business, financial condition, results of operations and prospects may be influenced to a significant degree by political, economic, social conditions and government policies in China generally. The Chinese economy differs from the economies of most developed countries in many respects, including the level of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. Although the PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in China is still owned by the government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth through allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies.

While the Chinese economy has experienced significant growth over the past decades, such growth has been uneven, both geographically and among various sectors of the economy, and the rate of growth has been slowing since 2012. Any adverse changes in economic conditions in China, in the policies of the PRC government or in the laws and regulations in China, could have a material adverse effect on the overall economic growth of China. Such developments could adversely affect MICT’s business and operating results, lead to reduction in demand for MICT’s services and adversely affect MICT’s competitive position. COVID-19 had a severe and negative impact on Chinese and global economy in the past few years. Whether this will lead to a prolonged downturn in the economy is still unknown. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall Chinese economy, but may have a negative effect on us. For example, MICT division’s financial condition and results of operations may be adversely affected by government control over capital investments or changes in tax regulations. In addition, in the past the PRC government has implemented certain measures, including interest rate adjustment, to control the pace of economic growth. These measures may cause decreased economic activity in China, which may adversely affect our MICT division’s business and operating results.

The PRC legal system embodies uncertainties which could limit the legal protections available to MICT.

PRC laws and the PRC legal system in general may have a significant impact on MICT’s business operations in China. Although China’s legal system has developed over the last several decades, PRC laws, regulations and legal requirements remain underdeveloped relative to the United States of America. Moreover, PRC laws and regulations change frequently and their interpretation and enforcement involve uncertainties. For example, the interpretation or enforcement of PRC laws and regulations may be subject to government rules or policies, some of which are not published on a timely basis or at all. In addition, the relative inexperience of China’s judiciary system in some cases may create uncertainty as to the outcome of litigation. These uncertainties could limit our ability to enforce certain legal or contractual rights or otherwise adversely affect MICT’s business and operations.

Furthermore, due to the existence of unpublished rules and policies, and since newly issued PRC laws and regulations may have expected and unexpected retrospective effects, MICT may not be aware of a violation of certain PRC laws, regulations, policies or rules until after the event.

The complexities, uncertainties and rapid changes in PRC regulation of the Internet-related businesses and companies require significant resources for compliance.

The PRC government extensively regulates the Internet industries, including foreign ownership of, and the licensing and permit requirements pertaining to, companies doing business in the Internet industry. These laws and regulations are relatively new and evolving, and their interpretation and enforcement involve significant uncertainty. As a result, in certain circumstances it may be difficult to determine what actions or omissions may be deemed to be in violation of applicable laws and regulations.

There are uncertainties relating to the regulation of the Internet-related businesses in China, including evolving licensing practices. This means that certain of MICT’s permits, licenses or operations may be subject to challenge, or MICT may fail to obtain permits or licenses that may be deemed necessary for operations.

New laws and regulations that regulate Internet activities, including operating online platforms for insurance intermediary may be promulgated. If these new laws and regulations are promulgated, additional licenses may be required for operations. If MICT’s operations do not comply with these new regulations after they become effective, or if MICT fails to obtain any licenses required under these new laws and regulations, MICT or its subsidiaries could be subject to penalties.

The principal regulation governing the operation of Internet insurance business is the Measures for the Regulation of Internet Insurance Business, or Regulation of Internet Insurance Business, promulgated by the CBIRC on December 7, 2020 and effective on February 1, 2021. There is no assurance that MICT would be able to meet all the requirements set forth under the Regulation of Internet Insurance Business and effectively operate an online insurance brokerage business. Please refer to “Regulation of Internet Insurance Businesses”.

The interpretation and application of existing PRC laws, regulations and policies and any new laws, regulations or policies relating to the Internet-related industries have created substantial uncertainties regarding the legality of existing and future foreign investments in, and the businesses and activities of companies in these industries. MICT cannot assure you that MICT had obtained all the permits or licenses required for conducting its business in China or will be able to maintain existing licenses or obtain any new licenses required under any new laws or regulations. There are also risks associated with being found in violation of existing or future laws and regulations given the uncertainty and complexity of China’s regulation of these businesses.

In addition, new laws and regulations applicable to the Internet-related industries could be issued at the national or provincial level, or existing regulations could be interpreted more strictly. No assurance can be given that business on these industries in general or MICT’s services in particular will not be adversely impacted by further regulations. In particular, technical limitations on Internet use can also be developed or implemented. For example, restrictions can be implemented on personal Internet use in the workplace in general or access to MICT’s sites in particular. All such regulations, restrictions and limitations could lead to a reduction of user activities or a loss of users, and restrict the types of products and services MICT may be able to offer in China, which in turn could have a material adverse effect on MICT’s financial condition and results of operations in China.

The 2006 M&A Rules established complex procedures for some acquisitions of Chinese companies by foreign investors, which could make it difficult to pursue growth through acquisitions in China.

On August 8, 2006, six PRC regulatory authorities promulgated the Regulations on Mergers and Acquisitions of Domestics Enterprises by Foreign Investors (the “2006 M&A Rules”), which were later amended on June 22, 2009. The 2006 M&A Rules and some other regulations and rules concerning mergers and acquisitions established additional procedures and requirements that could make merger and acquisition activities by foreign investors more time consuming and complex, including requirements in some instances that the Ministry of Commerce, People’s Republic of China (“MOFCOM”) be notified in advance of any change-of-control transaction in which a foreign investor takes control of a PRC domestic enterprise. Moreover, the Anti-Monopoly Law of China requires that the anti-monopoly law enforcement authority shall be notified in advance of any concentration of undertaking if certain thresholds are triggered. In addition, the security review rules issued by the State Council that became effective in September 2011 specify that mergers and acquisitions by foreign investors that raise “national defense and security” concerns and mergers and acquisitions through which foreign investors may acquire de facto control over domestic enterprises that raise “national security” concerns are subject to strict review by the MOFCOM, and the rules prohibit any activities attempting to bypass a security review, including by structuring the transaction through a proxy or contractual control arrangement. In the future, MICT may grow its business by acquiring complementary businesses. Complying with the requirements of the above-mentioned regulations and other relevant rules to complete such transactions could be time consuming, and any required approval processes, including obtaining approval from the MOFCOM or its local counterparts may delay or inhibit MICT’s ability to complete such transactions, which could affect MICT’s ability to expand MICT’s business or maintain MICT’s market share.

Governmental control of currency conversion may affect the value of business in China.

The PRC government imposes controls on the convertibility of the RMB into foreign currencies and, in certain cases, the remittance of foreign currency out of China. Certain revenues may be received in RMB. Shortages in the availability of foreign currency may restrict MICT’s or MICT’s partners’ ability in China to remit sufficient foreign currency to pay dividends or other payments, or otherwise satisfy their foreign currency-denominated obligations. Under existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments, expenditures from trade related transactions and services-related foreign exchange transactions, can be made in foreign currencies without prior approval from the State Administration of Foreign Exchange (“SAFE”) by complying with certain procedural requirements. However, approval from SAFE or its local branch is required where RMB is to be converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. The PRC government may also at its discretion restrict access to foreign currencies for current account transactions in the future.

Fluctuations in exchange rates of the RMB could materially affect financial results.

The exchange rates between the RMB and the U.S. dollars and other foreign currencies are affected by, among other things, changes in China’s political and economic conditions. The People’s Bank of China regularly intervenes in the foreign exchange market to limit fluctuations in RMB exchange rates and achieve policy goals.

Regulation and censorship of information disseminated over the Internet in China may adversely affect MICT’s business, and may cause liability for content that is displayed on any of its websites.

China has enacted laws and regulations governing Internet access and the distribution of products, services, news, information, audio-video programs and other content through the Internet. In the past, the PRC government has prohibited the distribution of information through the Internet that it deems to be in violation of PRC laws and regulations. If any of MICT’s Internet information on its online platforms is deemed by the PRC government to violate any content restrictions, MICT or MICT’s partners may not be able to continue to display such content and could become subject to penalties, including confiscation of income, fines, suspension of business and revocation of required licenses, which could materially and adversely affect MICT’s business, financial condition and results of operations. MICT or MICT’s partners may also be subjected to liability for any unlawful actions of their customers or users of their websites or for content distributed by such subsidiaries or partners that is deemed inappropriate. It may be difficult to determine the type of content that may result in liability.

MICT’s business is subject to complex and evolving Chinese laws and regulations regarding data privacy and security. Many of these laws and regulations are subject to change and uncertain interpretation, and could result in claims, penalties, changes to MICT’s business practices, increased cost of operations, damages to MICT’s reputation and brand, or otherwise harm MICT’s business.

In the PRC, governmental authorities have enacted a series of laws and regulations to enhance the protection of data privacy and cybersecurity. The Cybersecurity Law of the PRC and relevant regulations require network operators, which may include MICT, to ensure the security and stability of the services provided via network and protect individual privacy and the security of personal data in general by requiring the consent of internet users prior to the collection, use or disclosure of their personal data. Under the Cybersecurity Law, the owners and administrators of networks and network service providers have various personal information security protection obligations, including restrictions on the collection and use of personal information of users, and they are required to take steps to prevent personal data from being divulged, stolen, or tampered with. Regulatory requirements regarding the protection of personal information are constantly evolving and can be subject to differing interpretations or significant changes, making the extent of our responsibilities in that regard uncertain. An example of such evolving regulatory requirements is the Measures for Cybersecurity Review (2021 version), which was promulgated on December 28, 2021 and took effect on February 15, 2022. The measures, among others, stipulate that any “online platform operators” controlling personal information of more than one million users which seeks to list in a foreign stock exchange should also be subject to cybersecurity review by the CAC. The cybersecurity review, among others, evaluates the potential risks of critical information infrastructure, core data, important data, or a large amount of personal information being influenced, controlled or maliciously used by foreign governments after the overseas listing of an operator. The procurement of network products and services, data processing activities and overseas listing should also be subject to the cybersecurity review if the CAC concerns or they potentially pose risks to national security. Our PRC counsel, DeHeng Law Offices, is of the view that MICT is not subject to the cybersecurity review by the CAC, since (i) the cybersecurity review is not applicable to further equity or debt offerings by companies that have completed their initial public offerings in the United States; (ii) data processed in our business does not have a bearing on national security and may not be classified as core or important data by the PRC governmental authorities. However, MICT cannot assure you that the PRC governmental authorities will not hold opposing views or interpretations regarding the applicability of the cybersecurity review to us. As of the date of this report, we have not been identified as an “operator of critical information infrastructure” by any PRC governmental authority, nor has MICT been informed by any PRC governmental authority to undergo a cybersecurity review for this offering.

In addition, the Data Security Law of the People’s Republic of China (the “Data Security Law”) was promulgated by the SCNPC on June 10, 2021 and took effect on September 1, 2021. Further, the CAC released the Measures for the Security Assessment of Cross-Border Data (Revised Draft for Comments) on October 29, 2021, which specifies the government security review procedure for the transfer of a wide range of data out of the territory of China. The draft measures for the first time clarify the threshold for being treated as a massive personal information processor to be—(i) personal information processors holding over one million users which transfer personal information out of the territory of China, or (ii) personal information processors which transfer accumulatively personal information of more than 100,000 users out of the territory of China or accumulatively sensitive personal information of more than 10,000 users out of the territory of China. Massive personal information processors would be required to apply for the CAC’s security review of cross-border data transfer with the provincial cyberspace administration. Before personal information processors can transfer data out of the territory of China, they are required to conduct an internal risk assessment, regardless of whether they are subject to the CAC security review. On November 14, 2021, the CAC released the Regulations on Cyber Data Security Management (Draft for Comments), or the draft regulations, which shall apply to the processing of personal and organizational data out of the territory of China, under the following circumstances: (i) for the purpose of providing products or services in the PRC; (ii) conducting analysis and evaluation of domestic individuals and organizations; (iii) processing of important domestic data; or (iv) other circumstances provided by laws and administrative regulations. The draft regulations classify data into three categories–general data, important data and core data. Data processors that transfer data collected and generated in the PRC outside of the territory of China are required to prepare a data security assessment report to the local cyberspace administration if (i) the data to be transmitted outside of the territory of China include important data, (ii) critical information technology infrastructure operators and data processors holding over one million users that transfer data outside the territory of China, or (iii) other circumstances that the CAC deems necessary. Meanwhile, a data processor that transfers personal information and important data out of the territory of China shall report to the local cyberspace administration of the following in the past calendar year: (i) the identities and contact information of all data receivers, (ii) the types, quantities and purposes of the transmitted data, (iii) the locations and periods of storage as well as the scope and method of use of the transmitted data, (iv) user complaints and the corresponding treatments related to the transmitted data, (v) violation of data security and the corresponding treatments related to the transmitted data, (vi) the re-transmission of the transmitted data, and (vii) other circumstances that the CAC deems necessary. A maximum of RMB10 million can be imposed on a data processor that is in violation of the draft regulations. It is uncertain whether and when the abovementioned draft measures and regulations will be adopted, and if adopted, whether the final version will contain the same provisions as the draft regulations.

The Data Security Law and the Cybersecurity Law, together with other relevant regulations, are promulgated to jointly regulate China’s online spheres in relation to personal information cybersecurity protection. There remain uncertainties regarding the further interpretation and implementation of those laws and regulations. Despite MICT’s efforts to comply with applicable laws, regulations and other obligations relating to privacy, data protection and information security, MICT cannot assure you that we will be compliant with such new laws, regulations and obligations in all respects, and we may be ordered to rectify and terminate any actions that are deemed non-compliant by the regulatory authorities and become subject to fines and other sanctions. As of the date of this report, MICT has not been involved in any investigations on cybersecurity review made by the CAC on such basis, and MICT has not received any inquiry, notice, warning, or sanctions in such respect. MICT believes that that MICT is compliant with the regulations and policies that have been issued by the CAC to date.

In order for MICT to maintain or achieve compliance with applicable laws as they come into effect, it may require substantial expenditures of resources to continually evaluate MICT’s policies and processes and adapt to new requirements that are or become applicable to MICT. Complying with any additional or new regulatory requirements may impose significant burdens and costs on MICT’s operations or require it to alter its business practices. While MICT strives to protect its users’ privacy and data security and to comply with data protection laws and regulations applicable to us, however, MICT cannot assure that our existing user information protection system and technical measures will be considered sufficient under all applicable laws and regulations in all respects. Any failure or perceived failure by MICT to comply with applicable data privacy laws and regulations, including in relation to the collection of necessary end-user consents and providing end-users with sufficient information with respect to our use of their personal data, may result in fines and penalties imposed by regulators, governmental enforcement actions (including enforcement orders requiring us to cease collecting or processing data in a certain way), litigation and/or adverse publicity. Proceedings against MICT—regulatory, civil or otherwise—could force MICT to spend money and devote resources in the defense or settlement of, and remediation related to, such proceedings. MICT’s business operations could be adversely affected if the existing or future laws and regulations are interpreted or implemented in a manner that is inconsistent with our current business practices or requires changes to these practices.

It may be difficult for overseas regulators to conduct investigation or collect evidence within China.

Shareholder claims or regulatory investigation that are common in the United States generally are difficult to pursue as a matter of law or practicality in China. For example, in China, there are significant legal and other obstacles to providing information needed for regulatory investigations or litigation initiated outside China. Although the authorities in China may establish a regulatory cooperation mechanism with the securities regulatory authorities of another country or region to implement cross-border supervision and administration, such cooperation with the securities regulatory authorities in the Unities States may not be efficient in the absence of mutual and practical cooperation mechanism. Furthermore, according to Article 177 of the PRC Securities Law, or Article 177, which became effective in March 2020, no overseas securities regulator is allowed to directly conduct investigation or evidence collection activities within the territory of the PRC. While detailed interpretation of or implementation rules under Article 177 have yet to be promulgated, the inability for an overseas securities regulator to directly conduct investigation or evidence collection activities within China may further increase difficulties faced by you in protecting your interests.

Under the enterprise income tax (“EIT”) Law, MICT may be classified as a “resident enterprise” of China. Such classification would likely result in unfavorable tax consequences.

Under the EIT Law, which has been revised effective as of December 29, 2018, and its implementation rules, (the “Implementation Rules”), which has been revised and effective as April 23, 2019, an enterprise established outside of the PRC with “de facto management bodies” within the PRC is considered a resident enterprise and is subject to enterprise income tax, or EIT, at the rate of 25% on its global income. The Implementation Rules define the term “de facto management bodies” as “establishments that carry out substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc. of an enterprise.” The State Administration of Taxation issued the Notice Regarding the Determination of Chinese-Controlled Offshore Incorporated Enterprises as PRC Tax Resident Enterprises on the Basis of De Facto Management Bodies, or Circular 82, on April 22, 2009. Circular 82 provides that a foreign enterprise controlled by a PRC company or a PRC company group will be classified as a “resident enterprise” with its “de facto management bodies” located within China if the following criteria are satisfied: (i) the place where the senior management and core management departments that are in charge of its daily operations perform their duties is mainly located in the PRC; (ii) its financial and human resources decisions are made by or are subject to approval by persons or bodies in the PRC; (iii) its major assets, accounting books, company seals, and minutes and files of its board and shareholders’ meetings are located or kept in the PRC; and (iv) more than half of the enterprise’s directors or senior management with voting rights frequently reside in the PRC.

Currently, MICT does not believe MICT meets all of the criteria above. If the PRC authorities consider that MICT meet all of the criteria above and treat us as a resident enterprise, a 25% EIT on global income could significantly increase MICT’s tax burden and materially and adversely affect its financial condition and results of operations.

In addition, even if MICT is not deemed as a resident enterprise by the PRC authorities, pursuant to the EIT Law, dividends generated after January 1, 2008 and payable by a foreign-invested enterprise in China to its foreign investors will be subject to a 10% withholding tax, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement and provided that relevant tax authorities approved the foreign investors as the beneficial owners of such dividends under applicable tax regulations.

MICT faces uncertainty with respect to indirect transfers of equity interests in PRC resident enterprises by non-PRC holding companies.

On February 3, 2015, the China State Administration of Taxation (“SAT”) issued the Circular on issues of enterprise Income Tax on Indirect Transfer of Assets by Non-PRC Resident Enterprise, or the SAT Circular 7, pursuant to which if a non-resident enterprise transfers the equity interests of a PRC resident enterprise indirectly by transfer of the equity interests of an offshore holding company (other than the purchase and sale of shares in public securities market) without a reasonable commercial purpose, the PRC tax authorities have the power to reassess the nature of the transaction and the indirect equity transfer might be treated as a direct transfer. As a result, the gain derived from such transfer, which means the equity transfer price minus the cost of equity, will be subject to the PRC withholding tax at a rate of up to 10%. SAT Circular 7 also brings challenges to both foreign transferor and transferee (or other person who is obligated to pay for the transfer) of taxable assets. Under the SAT Circular 7, the transfer which meets all of the following circumstances shall be deemed as having no reasonable commercial purpose: (i) over 75% of the value of the equity interests of the offshore holding company are directly or indirectly derived from PRC taxable properties; (ii) at any time during the year before the indirect transfer, over 90% of the total properties of the offshore holding company are investments within PRC territory, or in the year before the indirect transfer, over 90% of the offshore holding company’s total income is directly or indirectly derived from within PRC territory; (iii) the function performed and risks assumed by the offshore holding company are insufficient to substantiate its corporate existence; or (iv) the foreign income tax imposed on the indirect transfer is lower than the PRC tax imposed on the direct transfer of the PRC taxable properties. In October 2017, SAT issued the Announcement of the State Administration of Taxation on Issues Concerning the Withholding of Non-resident Enterprise Income Tax at Source, or SAT Circular 37, which came into effect on December 1, 2017 and was amended on June 15, 2018. The SAT Circular 37 further clarifies the practice and procedure of the withholding of nonresident enterprise income tax. Where a non-resident enterprise transfers taxable assets indirectly by disposing of the equity interests of an overseas holding company, which is an indirect transfer, the non-resident enterprise as either transferor or transferee, or the PRC entity that directly owns the taxable assets, may report such indirect transfer to the relevant tax authority. Using a “substance over form” principle, the PRC tax authority may disregard the existence of the overseas holding company if it lacks a reasonable commercial purpose and was established for the purpose of reducing, avoiding or deferring PRC tax.

MICT faces uncertainties as to the reporting and other implications of certain past and future transactions that involve PRC taxable assets, such as offshore restructuring, sale of the shares in MICT’s offshore subsidiaries and investments. MICT may be subject to filing obligations or taxed if MICT is a transferor in such transactions, and may be subject to withholding obligations if MICT is a transferee in such transactions, under SAT Circular 7 or SAT Circular 37, or both.

The enforcement of the PRC Labor Contract Law and other labor-related regulations in the PRC may adversely affect MICT’s business and results of operations.

The Standing Committee of the National People’s Congress enacted the Labor Contract Law in 2008 and amended it on December 28, 2012. The Labor Contract Law introduced specific provisions related to fixed-term employment contracts, part-time employment, probationary periods, consultation with labor unions and employee assemblies, employment without a written contract, dismissal of employees, severance, and collective bargaining to enhance previous PRC labor laws. Under the Labor Contract Law, an employer is obligated to sign an unlimited-term labor contract with any employee who has worked for the employer for ten consecutive years. Further, if an employee requests or agrees to renew a fixed-term labor contract that has already been entered into twice consecutively, the resulting contract, with certain exceptions, must have an unlimited term, subject to certain exceptions. With certain exceptions, an employer must pay severance to an employee where a labor contract is terminated or expires. In the case of retrenching 20 or more employees or where the number of employees to be retrenched is less than 20 but comprises 10% or more of the total number of employees of such employer under certain circumstances, the employer shall explain the situation to the labor union or all staff 30 days in advance and seek the opinion of the labor union or the employees, the employer may carry out the retrenchment exercise upon reporting the retrenchment scheme to the labor administrative authorities. In addition, the PRC governmental authorities have continued to introduce various new labor-related regulations since the effectiveness of the Labor Contract Law.

Under the PRC Social Insurance Law and the Administrative Measures on Housing Fund, employees are required to participate in pension insurance, work-related injury insurance, medical insurance, unemployment insurance, maternity insurance, and housing funds and employers are required, together with their employees or separately, to pay the social insurance premiums and housing funds for their employees. If MICT fails to make adequate social insurance and housing fund contributions, or fail to withhold individual income tax adequately, we may be subject to fines and legal sanctions, and business, financial conditions and results of operations may be adversely affected.

These laws designed to enhance labor protection tend to increase MICT’s labor costs. In addition, as the interpretation and implementation of these regulations are still evolving, our employment practices may not be at all times be deemed in compliance with the regulations. As a result, MICT could be subject to penalties or incur significant liabilities in connection with labor disputes or investigations.

PRC regulations relating to investments in offshore companies by PRC residents may subject MICT’s PRC-resident beneficial owners or MICT’s PRC subsidiaries to liability or penalties, limit our ability to inject capital into our PRC subsidiaries or limit our PRC subsidiaries’ ability to increase their registered capital or distribute profits.

SAFE promulgated the SAFE Circular 37 on July 4, 2014, which replaced the former circular commonly known as “SAFE Circular 75” promulgated by SAFE on October 21, 2005. SAFE Circular 37 and its implementing rules require PRC residents to register with banks designated by local branches of SAFE in connection with their direct establishment or indirect control of an offshore entity, for the purpose of overseas investment and financing, with the PRC residents’ legally owned assets or equity interests in domestic enterprises or offshore assets or interests, referred to in SAFE Circular 37 as a “special purpose vehicle.”

MICT notified substantial beneficial owners of ordinary shares who MICT knows are PRC residents of their filing obligation, and pursuant to the former SAFE Circular 75, MICT filed the above-mentioned foreign exchange registration on behalf of certain employee shareholders who MICT knows are PRC residents. However, MICT may not be aware of the identities of all of our beneficial owners who are PRC residents. MICT does not have control over our beneficial owners, and there can be no assurance that all of MICT’s PRC-resident beneficial owners will comply with relevant SAFE regulations. The failure of MICT’s beneficial owners who are PRC residents to register or amend their SAFE registrations in a timely manner or the failure of future beneficial owners of MICT who are PRC residents to comply with the registration procedures set forth in SAFE Circular 37 and subsequent implementation rules, may subject the beneficial owners or MICT’s PRC subsidiaries to fines and legal sanctions.

Furthermore, since it is unclear how those SAFE regulations, and any future regulation concerning offshore or cross-border transactions, will be further interpreted, amended and implemented by the relevant PRC government authorities, MICT cannot predict how these regulations will affect MICT’s business operations or future strategy. Failure to register or comply with relevant requirements may also limit MICT’s ability to contribute additional capital to our PRC subsidiaries and limit our PRC subsidiaries’ ability to distribute dividends to MICT. These risks may have a material adverse effect on MICT’s business, financial condition and results of operations.

Any failure to comply with PRC regulations regarding MICT’s employee equity incentive plans may subject the PRC participants in the plans, MICT or its our overseas and PRC subsidiaries to fines and other legal or administrative sanctions.

Pursuant to SAFE Circular 37, PRC residents who participate in share incentive plans in overseas non-publicly-listed companies may, prior to the exercise of an option, submit applications to SAFE or its local branches for the foreign exchange registration with respect to offshore special purpose companies. In the meantime, MICT’s directors, executive officers and other employees who are PRC citizens or who are non-PRC citizens residing in the PRC for a continuous period of not less than one year, subject to limited exceptions, and whom MICT or its overseas listed subsidiaries have granted restricted share units, or RSUs, options or restricted shares, may follow the Notice on Issues Concerning the Foreign Exchange Administration for Domestic Individuals Participating in Stock Incentive Plan of Overseas Publicly Listed Company, issued by SAFE in February 2012, to apply for the foreign exchange registration. According to those regulations, employees, directors and other management members participating in any stock incentive plan of an overseas publicly listed company who are PRC citizens or who are non-PRC citizens residing in China for a continuous period of not less than one year, subject to limited exceptions, are required to register with SAFE through a domestic qualified agent, which may be a PRC subsidiary of the overseas listed company, and complete certain other procedures. Failure to complete the SAFE registrations may subject them to fines and legal sanctions and may also limit their ability to make payment under the relevant equity incentive plans or receive dividends or sales proceeds related thereto in foreign currencies, or our ability to contribute additional capital into our domestic subsidiaries in China and limit our domestic subsidiaries’ ability to distribute dividends to us. MICT also faces regulatory uncertainties under PRC law that could restrict our ability or the ability of our overseas listed subsidiaries to adopt additional equity incentive plans for MICT’s directors and employees who are PRC citizens or who are non-PRC citizens residing in the PRC for a continuous period of not less than one year, subject to limited exceptions.

In addition, the STA has issued circulars concerning employee RSUs, share options or restricted shares. Under these circulars, employees working in the PRC whose RSUs or restricted shares vest, or who exercise share options, will be subject to PRC individual income tax. The PRC subsidiaries of an overseas listed company have obligations to file documents related to employee RSUs, share options or restricted shares with relevant tax authorities and to withhold individual income taxes of those employees related to their RSUs, share options or restricted shares. Although MICT and MICT’s overseas listed subsidiaries currently withhold individual income tax from MICT’s PRC employees in connection with the vesting of their RSUs and restricted shares and their exercise of options, if the employees fail to pay, or the PRC subsidiaries fail to withhold, their individual income taxes according to relevant laws, rules and regulations, the PRC subsidiaries may face sanctions imposed by the tax authorities.

If MICT’s auditor is sanctioned or otherwise penalized by the Public Company Accounting Oversight Board (“PCAOB”) or the SEC as a result of failure to comply with inspection or investigation requirements, our financial statements could be determined to be not in compliance with the requirements of the Exchange Act or other laws or rules in the United States, which could ultimately result in MICT’s common stock being delisted from The Nasdaq Capital Market.

MICT’s auditor is located in Israel and has been inspected and continues to be subject to PCAOB inspection. However, without approval from the Chinese government authorities, the PCAOB is currently unable to conduct inspections of the audit work and practices of PCAOB-registered audit firms within the PRC on a basis comparable to other non-U.S. jurisdictions. Since MICT has substantial operations in the PRC, if MICT utilizes the services of MICT’s auditor’s China based firm or various other auditors located in China, such auditors and their audit work are currently not fully inspected by the PCAOB.

Inspections of other auditors conducted by the PCAOB outside of China have at times identified deficiencies in those auditors’ audit procedures and quality control procedures, which may be addressed as part of the inspection process to improve future audit quality. The inability of the PCAOB to conduct full inspections of auditors in China makes it more difficult to evaluate the effectiveness of MICT’s auditor’s audit procedures or quality control procedures as compared to auditors outside of China that are subject to PCAOB inspections.

The SEC previously instituted proceedings against mainland Chinese affiliates of the numerous accounting firms, including the affiliate of MICT’s auditor, for failing to produce audit work papers under Section 106 of the Sarbanes-Oxley Act because of restrictions under PRC law. Each of the “big four” accounting firms in mainland China agreed to a censure and to pay a fine to the SEC to settle the dispute and stay the proceedings for four years, until the proceedings were deemed dismissed with prejudice on February 6, 2019. It remains unclear whether the SEC will commence a new administrative proceeding against the four mainland China-based accounting firms. Any such new proceedings or similar action against MICT’s audit firm for failure to provide access to audit work papers could result in the imposition of penalties, such as suspension of MICT’s auditor’s ability to practice before the SEC. If MICT’s independent registered public accounting firm, or its affiliate, was denied, even temporarily, the ability to practice before the SEC, and it was determined that MICT’s financial statements or audit reports were not in compliance with the requirements of the Exchange Act, MICT could be at risk of delisting or become subject to other penalties that would adversely affect MICT’s ability to remain listed on The Nasdaq Capital Market.

In recent years, U.S. regulators have continued to express their concerns about challenges in their oversight of financial statement audits of U.S.-listed companies with significant operations in China. More recently, as part of increased regulatory focus in the U.S. on access to audit information, on May 20, 2020, the U.S. Senate passed the Holding Foreign Companies Accountable Act, or the HFCA Act, which includes requirements for the SEC to identify issuers whose audit reports are prepared by auditors that the PCAOB is unable to inspect or investigate completely because of a restriction imposed by a non-U.S. authority in the auditor’s local jurisdiction. While MICT understands that there has been dialogue among the CSRC, the SEC and the PCAOB regarding the inspection of PCAOB-registered accounting firms in China, there can be no assurance that MICT’s auditor or MICT will be able to comply with requirements imposed by U.S. regulators.

Furthermore, on June 4, 2020, the U.S. President issued a memorandum ordering the President’s Working Group on Financial Markets to submit a report to the President within 60 days of the memorandum that includes recommendations for actions that can be taken by the executive branch, the SEC, the PCAOB or other federal agencies and departments with respect to Chinese companies listed on U.S. stock exchanges and their audit firms, in an effort to protect investors in the United States. The recommendations are to include actions that could be taken under current laws and rules as well as possible new rulemaking recommendations.

On May 20, 2020, the HFCAA passed the United States Senate by unanimous consent. On December 2, 2020, the US House of Representatives passed by voice vote the Holding Foreign Companies Accountable Act (HFCAA), which would require auditors of foreign public companies to allow the Public Company Accounting Oversight Board (PCAOB) to inspect their audit work papers for audits of non-US operations as required by the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley). If a company’s auditors fail to comply for three consecutive years, then MICT’s shares would be prohibited from trading in the United States. The legislation passed the Senate in May. The HFCAA was signed into law on December 18, 2020. Furthermore, on June 22, 2021. the U.S. Senate passed. and the US house of representative on February 4, 2022 passed the Accelerating Holding Foreign Companies Accountable Act (the “AHFCAA”), which, if signed into law, would amend the HFCAA and require the SEC to prohibit an issuer’s securities from trading on any U.S. stock exchanges if its auditor is not subject to PCAOB inspections for two consecutive years instead of three consecutive years.

The HFCAA aims to address restrictions China has placed on the PCAOB’s ability to inspect or investigate PCAOB-registered public accounting firms in connection with their audits of Chinese companies. Sarbanes-Oxley created the PCAOB “to oversee the audit of public companies that are subject to the securities laws, and related matters, in order to protect the interests of investors and further the public interest in the preparation of informative, accurate, and independent audit reports for companies the securities of which are sold to, and held by and for, public investors.”

Specifically, the PCAOB is responsible for registering public accounting firms, establishing standards applicable to the preparation of audit reports for companies, conducting inspections and investigations of public accounting firms to ensure they are complying with those standards, and bringing enforcement actions when they are not.

The HFCAA could adversely affect the listing and compliance status of China-based issuers listed in the United States, such as MICT’s company, and may have a material and adverse impact on the trading prices of the securities of such issuers, including MICT’s Common Stock, and substantially reduce or effectively terminate the trading of MICT’s common stock in the United States.

Risk Factors Related to MICT’s insurance business

Results in MICT’s insurance brokerage segment may be adversely affected by a general decline in economic activity.

Demand for many types of insurance and reinsurance generally rises or falls as economic growth expands or slows. This is especially the case with MICT’s automobile insurance which is dependent upon the ability of persons to own and operate an automobile. This dynamic affects the level of commissions and fees generated by MICT’s VIEs. To the extent MICT’s customers become adversely affected by declining business conditions, they may choose to limit their purchases of insurance and reinsurance coverage, as applicable, which would inhibit MICT’s ability to generate commission revenue and other revenue based on premiums placed by MICT. Also, the insurance they seek to obtain through MICT may be impacted by changes in their assets, property values, sales or number of employees, which may reduce MICT’s commission revenue, and they may decide not to purchase MICT’s risk advisory or other services, which would inhibit MICT’s ability to generate fee revenue. Moreover, insolvencies and Mergers associated with an economic downturn, especially insolvencies and Mergers in the insurance industry, could adversely affect MICT’s brokerage business through the loss of customers or by limiting MICT’s ability to place insurance and reinsurance business, as well as MICT’s revenues from insurers. MICT is especially susceptible to this risk given the limited number of insurance company clients and reinsurers in the marketplace.

Volatility or declines in premiums and other market trends may significantly impede MICT’s ability to grow revenues and profitability.

A significant portion of MICT’s insurance brokerage revenue consists of commissions paid to MICT out of the premiums that insurers and reinsurers charge MICT’s clients for coverage. MICT does not determine the insurance premiums on which MICT’s commissions are generally based. MICT’s revenues and profitability are subject to change to the extent that premium rates fluctuate or trend in a particular direction. The potential for changes in premium rates is significant, due to the normal cycles of pricing in the commercial insurance and reinsurance markets.

As traditional insurance companies continue to rely on non-affiliated brokers or agents to generate premium, those insurance companies may seek to reduce their expenses by lowering their commission rates. The reduction of these commission rates, along with general volatility or declines in premiums, may significantly affect MICT’s revenue and profitability. Because MICT does not determine the timing or extent of premium pricing changes, it is difficult to accurately forecast MICT’s commission revenues, including whether they will significantly decline. As a result, MICT may have to adjust MICT’s plans for future acquisitions, capital expenditures, dividend payments, loan repayments and other expenditures to account for unexpected changes in revenues, and any decreases in premium rates may adversely affect the results of MICT’s operations.

In addition to movements in premium rates, MICT’s ability to generate premium-based commission revenue may be challenged by disintermediation and the growing availability of alternative methods for clients to meet their risk-protection needs. This trend includes a greater willingness on the part of corporations to self-insure, the use of captive insurers, and the presence of capital markets-based solutions for traditional insurance and reinsurance needs. Further, the profitability of MICT’s insurance brokerage segment depends in part on MICT’s ability to be compensated for the analytical services and other advice that MICT provides, including the consulting and analytics services that MICT provide to insurers. If MICT is unable to achieve and maintain adequate billing rates for all of MICT’s services, MICT’s margins and profitability could decline. Furthermore, the insurance business in China where MICT operates is maturing and developing and if MICT does not compete efficiently and keep current with the trends in the market, MICT business may decline.

MICT business may be harmed by any negative developments that may occur in the insurance industry or if MICT fails to maintain good relationships with insurance carriers.

MICT’s businesses are heavily dependent on the insurance industry. Any negative developments that occur in the insurance industry may have a material adverse effect on MICT’s business and MICT’s results of operations. In addition, if MICT fails to maintain good relationships with insurance carriers, it may have a material adverse effect on MICT’s business and results of operations. The termination, amendment or Merger of MICT’s relationships with MICT’s insurance carriers could harm MICT’s business, results of operations and financial condition.

MICT could incur significant liability or MICT’s reputation could be damaged if MICT’s information systems are breached or MICT otherwise fail to protect customer or MICT data or information systems.

In operating MICT’s business and providing services and solutions to customers, MICT collects, uses, stores, transmits and otherwise processes certain electronic information, including personal, confidential, proprietary and sensitive data such as information related to financial records, health care and personal data of MICT’s customers, colleagues and vendors. MICT relies on the efficient, uninterrupted and secure operation of complex information technology systems and networks to operate MICT’s business and securely process, transmit and store electronic information. In the normal course of business, MICT also share electronic information with MICT’s vendors and other third parties. This electronic information comprises sensitive and confidential data, including information related to financial records, health care and customers’ personal data. MICT’s information technology systems and safety control systems, and those of MICT’s numerous third-party providers, as well as the control systems of critical infrastructure they rely on are potentially vulnerable to unauthorized access, damage or interruption from a variety of external threats, including cyberattacks, computer viruses and other malware, ransomware and other types of data and systems-related modes of attack. MICT’s systems are also subject to compromise from internal threats such as improper action by employees, vendors and other third parties with otherwise legitimate access to MICT’s systems. MICT could experience significant financial and reputational harm if MICT’s information systems are breached, sensitive customer or MICT’s data are compromised, surreptitiously modified, rendered inaccessible for any period of time or maliciously made public, or if MICT fails to make adequate or timely disclosures to the public or law enforcement agencies following any such event, whether due to delayed discovery or a failure to follow existing protocols.

Cyberattacks are increasing in frequency and evolving in nature.

MICT is at risk of attack by a variety of adversaries, including state-sponsored organizations, organized crime, hackers, through use of increasingly sophisticated methods of attack. In particular, MICT is at increased risk of a cyberattack when geopolitical tensions are high, as diplomatic events and economic policies may trigger espionage or retaliatory cyber incidents. In addition, remote work arrangements in response to COVID-19 have increased the risk of phishing and other cybersecurity attacks or unauthorized dissemination of personal, confidential, proprietary or sensitive data.

MICT’s information systems must be continually updated, patched, and upgraded to protect against known vulnerabilities. The volume of new software vulnerabilities has increased markedly, as has the criticality of patches and other remedial measures. In addition to remediating newly identified vulnerabilities, previously identified vulnerabilities must also be continuously addressed. Accordingly, MICT is at risk that cyberattacks exploit these known vulnerabilities before they have been communicated by vendors or addressed. Any failure related to these activities could have a material adverse effect on MICT’s business.

MICT has numerous vendors and other third parties who receive personal information from MICT in connection with the services MICT offer MICT’s customers. MICT also uses tens of IT vendors and software providers to maintain and secure MICT’s global information systems infrastructure. In addition, MICT has migrated certain data, and may increasingly migrate data, to the cloud hosted by third-party providers. Some of these vendors and third parties also have direct access to MICT’s systems. MICT is at risk of a cyberattack involving a vendor or other third party, which could result in a breakdown of such third party’s data protection processes or the cyberattacks gaining access to MICT’s infrastructure through a supply chain attack.

MICT has a history of making acquisitions and investments within the insurance market. The process of integrating the information systems of any businesses MICT acquires is complex and exposes MICT to additional risk. For instance, MICT may not adequately identify weaknesses and vulnerabilities in an acquired entity’s information systems, either before or after the acquisition, which could affect the value MICT are able to derive from the acquisition, expose MICT to unexpected liabilities or make MICT’s own systems more vulnerable to a cyberattack.

In addition, if MICT discovers a historical compromise, security breach or other cyber incident related to the target’s information systems following the close of the acquisition, MICT may be liable and exposed to significant costs and other unforeseen liabilities. MICT may also be unable to integrate the systems of the businesses MICT acquires into MICT’s environment in a timely manner, which could further increase these risks until such integration takes place.

The costs to comply with, or MICT’s failure to comply with laws related to privacy, data security and data protection could adversely affect our financial condition, operating results and MICT’s reputation.

Improper collection, use disclosure, cross border transfer, and retention of confidential, personal, or proprietary data could result in regulatory scrutiny, legal and financial liability, or harm to MICT’s reputation. In operating MICT’s business and providing services and solutions to clients, MICT stores and transfers sensitive employee and client data, including personal data, in and across multiple jurisdictions. MICT collects data from client and individuals located all over the world and leverage systems and teams to process it. As a result, MICT is subject to a variety of laws and regulations regarding privacy, data protection, data security and cyber-security. These laws and regulations are continuously evolving and developing. Some of these laws and regulations are increasing the level of data handling restrictions, including rules on data localization, all of which could affect MICT’s operations and result in regulatory liability and high fines. In particular, high-profile security breaches at major companies continue to be disclosed regularly, which is leading to even greater regulatory scrutiny and fines at the highest levels they have ever been.

The scope and interpretation of the laws that are or may be applicable to us are often uncertain and may be conflicting. Given the breadth and depth of changes in data protection obligations, including classifying data and committing to a range of administrative, technical and physical controls to protect data, MICT’s compliance with laws will continue to require time, resources and review of the technology and systems MICT uses.

MICT expects competition in the Chinese insurance industry to increase, which may materially and adversely affect the growth of MICT’s business.

MICT faces competitive pressures from both domestic and foreign-invested insurance brokerage companies operating in China, which may compete with MICT’s insurance businesses, and other financial institutions that sell other financial investment products in competition with ours. If MICT is not able to adapt to these increasingly competitive pressures in the future, MICT’s growth rate may decline, which could materially and adversely affect MICT’s earnings.

Further development of regulations in China may impose additional costs or restrictions on MICT’s activities.

MICT operates in a highly regulated industry. The CBIRC supervises and administers the insurance industry in China. In exercising its authority, it is given certain discretion to administer the law. China’s insurance regulatory regime is undergoing significant changes toward a more transparent regulatory process and a convergent movement toward international standards. Some of these changes may result in additional costs or restrictions on MICT’s activities. For example, in November 2020, the Insurance Association of China issued a notice on revising the definition of critical illnesses, including revisions to the applicable scope and principles of critical illnesses as well as relevant provisions on insurance clauses for critical illnesses. From February 1, 2021, insurers may not continue to sell critical illness insurance products which were developed based on previous rules. The CBIRC in the same month also issued a notice stipulating that Critical Illness Morbidity Table in the Chinese Personal Insurance Industry (2020) promulgated by the China Association of Actuaries will serve as the evaluation table and pricing reference table for statutory liability reserve of life insurance products that include critical illness insurance liability. The notice also imposed restrictions on the applicable scope, evaluation of statutory reserves and pricing of the products. These new requirements apply to a number of key products sold by MICT. Although these new requirements are consistent with MICT’s long-term development strategy, making adjustments to relevant products during a short period of time may increase MICT’s operating costs and may adversely affect MICT’s business, results of operations and financial condition.

Because the terms of MICT’s products are subject to regulations, changes in regulations may affect MICT’s profitability on the policies and contracts MICT issue.

Any actions by the Chinese government, including any decision to influence MICT’s operations or to exert more oversight and control over any offering of securities conducted overseas and/or foreign investment in China-based issuers, may cause us to make material changes to MICT’s operations and could significantly limit or completely hinder MICT’s ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless.

The Chinese government has exercised and continues to exercise significant oversight and regulation over almost every sector of the Chinese economy, including the insurance industry, and has discretion over many aspects in which it exercises such authority. MICT’s operations are subject to various regulatory requirements. The Chinese government may also impose new and stricter regulations or impose new interpretations of existing regulations and take other actions that may influence MICT’s operations. These government actions, including changes in laws and regulations, particularly those relating to insurance, overseas listing, taxation, land use rights, foreign investment limitations, may result in a material change in MICT’s operations and the value of MICT’s securities.

On December 24, 2021, CSRC published proposed tightening rules governing Chinese companies listing abroad, which require an offshore IPO application to be filed with the CSRC. The proposed rules reflect the continued efforts and plan of the Chinese government to scrutinize and exert more oversight and control over capital market activities including offshore listings. MICT believes that MICT is currently not required to file with or obtain permissions from the CSRC to maintain MICT’s listing in U.S., but the CSRC or any other PRC regulatory authorities may issue any laws or rules that would require us to file with or obtain approvals from the CSRC or other governmental agencies, and may also take actions imposing restrictions on MICT’s continued listing in the U.S. Any such actions could significantly limit or completely hinder MICT’s ability to continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless.

MICT’s insurance business is exposed to various catastrophic events in which multiple losses can occur and affect multiple lines of business in any calendar year.

Natural disasters, such as hurricanes, earthquakes and other catastrophes, have the potential to adversely affect MICT’s operating results. Other risks, such as man-made catastrophes or pandemic disease, could also adversely affect MICT’s business and operating results to the extent they are covered by MICT’s insurance products. Concentration of exposure in certain industries or geographies may cause MICT to suffer disproportionate losses.

Catastrophic events, and any relevant regulations, could result in losses in any business in which we operate, and could expose MICT to:

•	widespread claim costs associated with property, workers’ compensation, accident and health, travel, business interruption and mortality and morbidity claims;

•	loss resulting from a decline in the value of MICT’s invested assets;

•	limitations on MICT’s ability to recover deferred tax assets;

•	loss resulting from actual policy experience that is adverse compared to the assumptions made in product pricing;

•	revenue loss due to decline in customer base;

•	declines in value and/or losses with respect to companies and other entities whose securities we hold and counterparties we transact business with and have credit exposure to, including insurers and reinsurers; and

•	significant disruptions to MICT’s physical infrastructure, systems and operations.

Catastrophes will require MICT to pay out on many insurance claims including weather related natural disasters. The possibilities that the insurance companies that MICT write policies for cannot pay for the insurance claim could have a material adverse effect on MICT’s results of operations, cash flows and liquidity and MICT may be held liable for the unpaid insurance claims.

Risks Related to MICT’s Corporate Structure

If the PRC government deems that the VIE Agreements do not comply with PRC regulatory restrictions on foreign investment in the relevant industries or other laws or regulations of the PRC, or if these regulations or the interpretation of existing regulations change in the future, MICT could be subject to severe penalties or be forced to relinquish MICT’s interests in those operations, which may therefore materially reduce the value of MICT’s common stock.

MICT is a holding company. As a holding company with no material operations of MICT’s own, MICT conduct a substantial majority of MICT’s operations through MICT’s VIEs in the PRC. MICT receives the economic benefits of MICT’s VIE’s business operations through certain contractual arrangements; however, MICT’s rights under the VIEs Agreements do not provide MICT with an equity interest in MICT’s VIEs and is not the same as actual ownership.

MICT’s PRC subsidiary has entered into the VIE Agreements with MICT’s consolidated VIEs and their shareholders, which enable MICT to (i) exercise effective control over the consolidated VIE, (ii) receive substantially all of the economic benefits of the consolidated VIEs, and (iii) have an exclusive option to purchase all or part of the equity interests and assets in the consolidated VIEs when and to the extent permitted by PRC law. As a result of these contractual arrangements, MICT has control over and are the primary beneficiary of the consolidated VIE and hence consolidate its financial results as MICT’s consolidated VIE under U.S. GAAP.

MICT believes that MICT’s corporate structure and contractual arrangements comply with the current applicable PRC laws and regulations. MICT’s PRC legal counsel, Global Law Office, based on its understanding of the relevant laws and regulations, is of the opinion that each of the contracts among MICT’s wholly-owned PRC subsidiary, MICT’s consolidated VIE and its shareholders is valid, binding and enforceable in accordance with its terms. However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Thus, the PRC governmental authorities may take a view contrary to the opinion of our PRC legal counsel. It is uncertain whether any new PRC laws or regulations relating to variable interest entity structure will be adopted or if adopted, what they would provide. PRC laws and regulations governing the validity of these contractual arrangements are uncertain and the relevant government authorities have broad discretion in interpreting these laws and regulations.

If MICT’s corporate structure and contractual arrangements are deemed by the relevant regulators that have competent authority, to be illegal, either in whole or in part, MICT may lose control of MICT’s consolidated VIEs, which holds significant assets and accounts for significant revenue, and has to modify such structure to comply with regulatory requirements. However, there can be no assurance that MICT can achieve this without material disruption to MICT’s business. Further, if MICT’s corporate structure and contractual arrangements are found to be in violation of any existing or future PRC laws or regulations, the relevant regulatory authorities would have broad discretion in dealing with such violations, including:

•	revoking MICT’s business and operating licenses;

•	levying fines on MICT;

•	confiscating any of MICT’s income that they deem to be obtained through illegal operations;

•	shutting down MICT’s services;

•	discontinuing or restricting MICT’s operations in China;

•	imposing conditions or requirements with which MICT may not be able to comply;

•	requiring MICT to change MICT’s corporate structure and contractual arrangements;

•	restricting or prohibiting MICT’s use of the proceeds from overseas offering to finance MICT’s consolidated VIE’s business and operations; and

•	taking other regulatory or enforcement actions that could be harmful to MICT’s business.

The PRC government has broad discretion in determining rectifiable or punitive measures for non-compliance with or violations of PRC laws, rules and regulations may be introduced to. The PRC government could disallow the variable interest entity structure, which would likely result in a material change in MICT’s operations and/or value of its securities, including that it could cause the value of such securities to significantly decline or become worthless. The VIEs agreements have never been tested in a court of law in China. If the PRC government deems that MICT’s contractual arrangements in relation to the VIE do not comply with PRC regulatory restrictions on foreign investment in the relevant industries, or if these regulations or the interpretation of existing regulations change or are interpreted differently in the future, MICT could be subject to severe penalties or be forced to relinquish its interests in those operations. If the PRC government determines that MICT or the VIEs do not comply with applicable law, it could revoke the VIE’s business and operating licenses, require the VIEs to discontinue or restrict the VIEs’ operations, restrict the VIEs’ right to collect revenues, block the VIEs’ websites, require the VIEs to restructure its operations, impose additional conditions or requirements that may be applicable to its corporate structure and contractual arrangements. Occurrence of any of these events with which the VIEs may not be able to comply, impose restrictions on the VIEs’ business operations, or take other regulatory or enforcement actions against the VIE that could be harmful to its business. Any of these or similar occurrences could significantly disrupt our or the VIEs’ business operations or restrict the VIEs from conducting a substantial portion of its business operations, which could materially and adversely affect the VIEs’ business, financial condition and results of operations. In addition, if the imposition of any of these penalties or requirement to restructure MICT’s corporate structure causes MICT to lose the rights to direct occurrences results in MICT’s inability to determine the activities of its consolidated VIEs that most significantly impact its economic performance, and/or MICT’s failure to receive the economic benefits from the VIEs, MICT would no longer be able to consolidate the financial results of such VIEs in MICT’s consolidated financial statements. However, MICT does not believe that such actions would result in the liquidation or dissolution of its wholly-owned subsidiary in China or of its consolidated VIE or its subsidiaries.

Furthermore, new PRC laws, rules and regulations may be introduced to impose additional requirements that may be applicable to MICT’s corporate structure and contractual arrangements. Occurrence of any of these events could materially and adversely affect MICT’s business, financial condition and results of operations and the market price of MICT’s ordinary shares. In addition, if the imposition of any of these penalties or requirement to restructure MICT’s corporate structure causes us to lose the rights to direct the activities of MICT’s consolidated VIE or MICT’s right to receive their economic benefits, MICT would no longer be able to consolidate the financial results of such VIE in MICT’s consolidated financial statements, which may cause the value of MICT’s securities to significantly decline or even become worthless. However, MICT does not believe that such actions would result in the liquidation or dissolution of MICT’s company, MICT’s wholly-owned subsidiary in China or MICT’s consolidated VIE.

MICT’s current corporate structure and business operations and the market price of MICT’s ordinary shares may be affected by the newly enacted Foreign Investment Law which does not explicitly classify whether VIE that are controlled through contractual arrangements would be deemed as foreign-invested enterprises if they are ultimately “controlled” by foreign investors.

The VIE structure has been adopted by many Chinese-based companies, including MICT, to obtain necessary licenses and permits in the industries that are currently subject to foreign investment restrictions in China. On March 15, 2019, the National People’s Congress, China’s national legislative body (the “NPC”) approved the Foreign Investment Law, which took effect on January 1, 2020. On December 26, 2019, the PRC State Council approved the Implementation Rules of the Foreign Investment Law, which came into effect on January 1, 2020. Since they are relatively new, uncertainties exist in relation to their interpretation. The Foreign Investment Law does not explicitly classify whether variable interest entities that are controlled through contractual arrangements would be deemed as foreign-invested enterprises if they are ultimately “controlled” by foreign investors. However, it has a catch-all provision under definition of “foreign investment” that includes investments made by foreign investors in China through other means as provided by laws, administrative regulations or the State Council. Therefore, it still leaves leeway for future laws, administrative regulations or provisions of the State Council to provide for contractual arrangements being viewed as a form of foreign investment. Therefore, there can be no assurance that MICT’s control over MICT’s consolidated VIE through contractual arrangements will not be deemed as foreign investment in the future.

Furthermore, if future laws, administrative regulations or provisions mandate further actions to be taken by companies with respect to existing contractual arrangements, MICT may face substantial uncertainties as to whether we can complete such actions in a timely manner, or at all. Failure to take timely and appropriate measures to cope with any of these or similar regulatory compliance challenges could materially and adversely affect MICT’s current corporate structure and business operations and the market price of MICT’s common stock.

MICT conducts a significant portion of its operations through its VIEs, which is established in the PRC, and MICT relies on contractual arrangements with MICT’s consolidated VIEs and its shareholders to operate its business, which may not be as effective as direct ownership in providing operational control and otherwise have a material adverse effect as to MICT’s business.

MICT relies on contractual arrangements with MICT’s consolidated VIEs and its shareholders. A substantial majority of MICT’s revenue is generated by and a significant percentage of MICT’s consolidated assets are owned by the VIEs, whose financial statements are consolidated with MICT. These contractual arrangements do not give MICT an equity interest in the VIEs and may not be as effective as direct ownership in providing MICT with control over MICT’s consolidated VIEs. If MICT’s consolidated VIEs or its shareholders fail to perform their respective obligations under these contractual arrangements, MICT’s recourse to the assets held by MICT’s consolidated VIEs is indirect and MICT may have to incur substantial costs and expend significant resources to enforce such arrangements in reliance on legal remedies under PRC law. These remedies may not always be effective, particularly in light of uncertainties in the PRC legal system. Furthermore, in connection with litigation, arbitration or other judicial or dispute resolution proceedings, assets under the name of any of record holder of equity interest in MICT’s consolidated VIEs, including such equity interest, may be put under court custody. As a consequence, MICT cannot be certain that the equity interest will be disposed pursuant to the contractual arrangement or ownership by the record holder of the equity interest.

All of these contractual arrangements are governed by PRC law and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in other jurisdictions, such as the U.S. As a result, uncertainties in the PRC legal system could limit MICT’s ability to enforce these contractual arrangements. In the event that MICT are unable to enforce these contractual arrangements, or if MICT suffers significant time delays or other obstacles in the process of enforcing these contractual arrangements, it would be very difficult to exert effective control over MICT’s consolidated VIEs, and MICT’s ability to conduct MICT’s business and MICT’s financial condition and results of operations may be materially and adversely affected.

Any failure by MICT’s consolidated VIEs or its shareholders to perform their contractual obligations would have a material adverse effect on MICT’s business and the market price of MICT’s common stock.

MICT’s wholly foreign-owned enterprise in the PRC, has entered into the VIEs Agreements with MICT’s consolidated VIEs and its shareholders. If MICT’s consolidated VIEs or its shareholders fail to perform their respective obligations under these contractual arrangements, MICT may incur substantial costs and expend additional resources seeking to enforce such arrangements. MICT may also have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which MICT cannot assure you will be effective under PRC laws. For example, if the shareholders of MICT’s consolidated VIEs were to refuse to transfer their equity interests in the consolidated VIEs to MICT’s WFOE or its designee when MICT’s WFOE exercises the purchase option pursuant to these contractual arrangements, or if the shareholders of the VIEs were otherwise to act in bad faith toward MICT or MICT’s WFOE, then MICT’s WFOE may have to take legal actions to compel them to perform their contractual obligations.

All of the VIEs Agreements are governed by PRC laws and provide for the resolution of disputes through arbitration in China. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures, but an arbitration proceeding is not as formal as a court proceeding and the arbitrator may apply PRC law in a manner different from a court. The legal system in the PRC is not as developed as in some other jurisdictions, such as the U.S., and the arbitrator may render a decision which is in conflict with MICT’s understanding of the laws of the PRC and MICT may have little if any recourse. As a result, uncertainties in the PRC legal system and the arbitration procedure could limit the ability of MICT’s WFOE to enforce these contractual arrangements. Meanwhile, there are very few precedents and formal guidelines as to how contractual arrangements in the context of a VIEs should be interpreted or enforced under PRC laws. There remain significant uncertainties regarding the ultimate outcome of such arbitration should it become necessary. In addition, under PRC laws, rulings by arbitrators are final and parties cannot appeal arbitration results in court unless such rulings are revoked or determined unenforceable by a competent court. If the losing parties fail to carry out the arbitration awards within a prescribed time limit, the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would require additional expenses and delay. In the event that MICT’s WFOE is unable to enforce these contractual arrangements, or if MICT’s WFOE suffers significant delay or other obstacles in the process of enforcing these contractual arrangements, MICT may not be able to exert effective control over MICT’s consolidated VIEs, in which event MICT may lose the value of the VIEs Agreements and the relevant rights and licenses held by the VIEs which MICT requires in order to operate its business, and its ability to conduct its business may be negatively affected. Any delay in effecting enforcement of MICT’s WFOE’s rights under the VIEs Agreements could materially and adversely affect MICT’s consolidated financial condition, the results of MICT’s operations, MICT’s prospects, MICT’s ability to continue in business and the market for and market price of MICT’s ordinary shares. If MICT’s WFOE is not able to enforce its rights, MICT may not be able to include the VIE’s financial statements with MICT, which could cause MICT’s ordinary shares to lose most, if not all, of their value.

The arbitration provisions under the VIEs Agreements have no effect on the rights of MICT’s shareholders to pursue claims against MICT under the United States federal securities laws, although any such actions would have no effect on MICT’s WFOE’s ability to enforce its rights under the VIEs Agreements.

The shareholders of MICT’s consolidated VIEs may have potential conflicts of interest with MICT, which may materially and adversely affect MICT’s business and financial condition and the value of MICT’s common stock.

The interests of the shareholders of MICT’s consolidated VIEs in their capacities as such shareholders may differ from the interests of MICT’s company as a whole, as what is in the best interests of MICT’s consolidated VIEs, including matters such as whether to distribute dividends or to make other distributions to fund MICT’s offshore requirement to the extent that such funding is permitted under PRC laws, may not be in MICT’s best interests. There can be no assurance that when conflicts of interest arise, any or all of these shareholders will act in MICT’s best interests of or that any conflicts of interest will be resolved in MICT’s favor. In addition, these shareholders may breach or cause MICT’s consolidated VIEs and its subsidiaries to breach or refuse to renew the existing contractual arrangements with MICT.

MICT’s WFOE, however, could, at all times, exercise its option under the exclusive option agreement to cause the VIEs shareholders to transfer all of their equity ownership in MICT’s consolidated VIEs to a PRC entity or individual designated by MICT’s WFOE as permitted by the then applicable PRC laws. In addition, if such conflicts of interest arise, MICT’s WFOE could also, in the capacity of attorney-in-fact of the shareholders of MICT’s consolidated VIEs as provided under the power of attorney, directly appoint new directors of MICT’s consolidated VIEs. MICT relies on the shareholders of MICT’s consolidated VIEs to comply with PRC laws and regulations, which protect contracts and provide that directors and executive officers owe a duty of loyalty to MICT’s company and require them to avoid conflicts of interest and not to take advantage of their positions for personal gains, and the laws of the Cayman Islands, which provide that directors have a duty of care and a duty to act honestly in good faith with a view to MICT’s best interests. However, the legal frameworks of both China and the Cayman Islands do not provide guidelines on resolving conflicts with other corporate governance regimes. If MICT’s WFOE cannot resolve any conflicts of interest or disputes between MICT’s WFOE and the shareholders of MICT’s consolidated VIEs, MICT would have to rely on the arbitration provisions of the VIEs Agreements, which, as discussed in the previous risk factor, could result in the disruption of MICT’s business and subject us to substantial uncertainty as to the outcome of any such. As a result, in the event that the shareholders of the VIEs do not comply with their obligations under the VIEs Agreements, MICT’s WFOE may not be able to enforce its rights, in which event MICT may not be able to include the VIEs financial statements with MICT’s which could cause MICT’s ordinary shares to lose most, if not all, of their value.

Contractual arrangements in relation to MICT’s consolidated VIEs may be subject to scrutiny by the PRC tax authorities who may determine that MICT’s consolidated VIEs owes additional taxes, which could negatively affect MICT’s financial condition and the value of your investment.

Under applicable PRC laws and regulations, arrangements and transactions among related parties may be subject to audit or challenge by the PRC tax authorities. The PRC Enterprise Income Tax Law, or the EIT Law, requires every enterprise in China to submit its annual enterprise income tax return together with a report on transactions with its related parties to the relevant tax authorities. The tax authorities may impose reasonable adjustments on taxation if they have identified any related party transactions that are inconsistent with the arm’s length principles. MICT may face material and adverse tax consequences if the PRC tax authorities determine that the contractual arrangements among MICT’s wholly-owned PRC subsidiary, MICT’s consolidated VIEs and its shareholders were not entered into on an arm’s length basis in such a way as to result in an impermissible reduction in taxes under applicable PRC laws, regulations and rules, and adjust their income in the form of a transfer pricing adjustment. A transfer pricing adjustment could, among other things, result in a reduction of expense deductions recorded by MICT’s wholly-owned PRC subsidiary or consolidated VIEs for PRC tax purposes, which could in turn increase their tax liabilities without reducing their tax expenses. Furthermore, the PRC tax authorities may impose late payment fees and other penalties on MICT’s PRC subsidiary and consolidated VIEs for adjusted but unpaid taxes according to applicable regulations. MICT’s financial position could be materially and adversely affected if the tax liabilities of MICT’s PRC subsidiary and consolidated VIEs increase, or if they are required to pay late payment fees and other penalties.

MICT may lose the ability to use and enjoy assets held by MICT’s consolidated VIEs that are material to the operation of MICT’s business if the entity goes bankrupt or becomes subject to a dissolution or liquidation proceeding.

MICT’s consolidated VIEs holds substantially all of MICT’s assets. Under the contractual arrangements, MICT’s consolidated VIEs may not and its shareholders may not cause it to, in any manner, sell, transfer, mortgage or dispose of its assets or its legal or beneficial interests in the business without MICT’s WFOE’s prior consent. However, in the event that the shareholders of MICT’s consolidated VIEs breach these contractual arrangements and voluntarily liquidate MICT’s consolidated VIEs, or MICT’s consolidated VIEs declares bankruptcy and all or part of its assets become subject to liens or rights of third-party creditors, or are otherwise disposed of without MICT’s WFOE’s consent, MICT may be unable to continue some or all of MICT’s business activities, which could materially and adversely affect MICT’s business, financial condition and results of operations. If MICT’s consolidated VIEs undergoes a voluntary or involuntary liquidation proceeding, independent third-party creditors may claim rights to some or all of these assets, thereby hindering MICT’s ability to operate MICT’s business, which could materially and adversely affect MICT’s business, financial condition and results of operations.

Risks Relating to Tingo Mobile

Risks Related to Doing Business in Africa

Many African countries are, or have been, characterized by political instability or changes in regulatory or other government policies.

Frequent and intense periods of political instability make it difficult to predict future trends in governmental policies. For example, the Arab Spring of 2010 and 2011 caused substantial political turmoil across the Middle East and North Africa, particularly in Egypt. During this period of instability in Egypt, the government temporarily dissolved the parliament, suspended the constitution and shut down the internet. In addition, if government or regulatory policies in a market in which Tingo Mobile operates were to change or become less business-friendly, Tingo Mobile’s business could be adversely affected.

Governments in Africa frequently intervene in the economies of their respective countries and occasionally make significant changes in policy and regulations.

Governmental actions have often involved, among other measures, nationalizations and expropriations, price controls, currency devaluations, mandatory increases on wages and employee benefits, capital controls and limits on imports. Tingo Mobile’s business, financial condition and results of operations may be adversely affected by changes in government policies or regulations, including such factors as exchange rates and exchange control policies, inflation control policies, price control policies, consumer protection policies, import duties and restrictions, liquidity of domestic capital and lending markets, electricity rationing, tax policies, including tax increases and retroactive tax claims, and other political, diplomatic, social and economic developments in or affecting the countries where Tingo Mobile operates. For example, the Central Bank of Nigeria requires domestic companies to obtain a certificate to obtain foreign exchange for operation in other countries. There can be no assurance that Tingo Mobile will be successful in obtaining these certificates. Any failure to obtain the required certificates could impact Tingo Mobile’s ability to utilize corporate funds in Nigeria for business purposes outside of Nigeria, or adversely affect the exchange rate at which such foreign exchange could be obtained. In the future, the level of intervention by the Nigerian Centra Bank may continue to increase. These or other measures could have a material adverse effect on Tingo Mobile’ business, financial condition, results of operations and prospects.

Tingo Mobile’s business may be materially and adversely affected by an economic slowdown in any region of Africa.

While we believe that economic conditions in Africa will improve, poverty in Africa will decline and the purchasing power of African consumers will increase in the long term, there can be no assurance that these expected developments will actually materialize. The development of African economies, markets and levels of consumer spending are influenced by many factors beyond Tingo Mobile’s control, including consumer perception of current and future economic conditions, political uncertainty, employment levels, inflation or deflation, real disposable income, poverty rates, wealth distribution, interest rates, taxation, currency exchange rates and weather conditions. For example, a collapse in oil prices in early 2016 placed pressure on Nigeria’s currency, causing a currency shortage and threatening substantial inflation. Consumer spending declined in the face of significant price increases. As Tingo Mobile’s operations in Nigeria generate the substantial majority of Tingo’s revenues than its operations in any other country in which Tingo currently operates, adverse economic developments in Nigeria could have a much more significant impact on Tingo’s results than a similar downturn in other countries. The occurrence of any of these risks could have a material adverse effect on Tingo Mobile’s business, financial condition, results of operations and prospects.

Uncertainties with respect to the legal system in certain African markets could adversely affect Tingo Mobile.

Legal systems in Africa vary significantly from jurisdiction to jurisdiction. Many countries in Africa have not yet developed a fully integrated legal system, and recently-enacted laws and regulations may not sufficiently cover all aspects of economic activities in such markets. In particular, the interpretation and enforcement of these laws and regulations involve uncertainties. Since local administrative and court authorities have significant discretion in interpreting and implementing statutory provisions and contractual terms, it may be difficult to predict the outcome of administrative and court proceedings and our level of legal protection in many of Tingo Mobile’s markets. Moreover, local courts may have broad discretion to reject enforcement of foreign awards. These uncertainties may affect Tingo Mobile’s ability to enforce its contractual rights or other claims. Uncertainty regarding inconsistent regulatory and legal systems may also embolden plaintiffs to exploit such uncertainties through unmerited or frivolous legal actions or threats in attempts to extract payments or benefits from Tingo Mobile.

Many African legal systems are based in part on government policies and internal rules, some of which are not published on a timely basis, or at all, and may have retroactive effect.

There are other circumstances where key regulatory definitions are unclear, imprecise or missing, or where interpretations that are adopted by regulators are inconsistent with interpretations adopted by a court in analogous cases. In Nigeria, for example, there are Sharia law courts that operate in the predominantly Muslim north, to which only Muslims are subject. Decisions of these courts are subject to appeal and reversal by the secular courts. As a result, Tingo Mobile may not be aware of its violation of certain policies and rules until after the violation. In addition, any administrative and court proceedings in Africa may be protracted, resulting in substantial costs and the diversion of resources and management attention.

Tingo Mobile’s business may be materially and adversely affected by violent crime or terrorism in any region of Africa.

Many of the markets in which Tingo Mobile operates suffer from a high incidence in violent crime and terrorism, which may harm our business. Violent crime has the potential to interfere with our delivery and fulfilment operations. Further, the terrorist attacks of Boko Haram have created considerable economic instability in north-eastern Nigeria for nearly a decade. Although it is difficult to quantify the economic effect of Boko Haram’s terrorist activities, countless markets, shops, and schools have been temporarily or permanently closed over the years out of fear of coordinated attacks. In some of the areas most devastated by terrorism, commercial banks have chosen to remain open for only three hours per day. Many Nigerians have also chosen to migrate from the north to the south, or out of the country altogether. If Boko Haram’s terrorist activities were to spread throughout Nigeria, the increasing violence could have material adverse effects on the Nigerian economy. Recently there have been nationwide protests resulting in deaths of demonstrators in clashes with the armed forces in Nigeria calling for the ban of a police unit, the Special Anti- Robbery Squad, which demonstrations have continued after the squad was disbanded as broader protests against police brutality and corrupt government. A terrorist attack in Nairobi in January 2019 by Somalia-based militant group al-Shabab drew increased attention to the risks of destabilization in Kenya. An increase in violent crime or terrorism in any region of Africa may interfere with transportation activities and discourage economic activity, weaken consumer confidence, diminish consumer purchasing power or cause harm to Tingo Mobile’s sellers and consumers in other ways, any of which could have a material adverse effect on Tingo Mobile’s business, financial position, results of operations and prospects.

The operations of Tingo Mobile’s agricultural customer base in Nigeria may be affected by climate change.

The global climate is changing, and will continue to change, in ways that affect the planning and day to day operations of businesses, government agencies and other organizations. The manifestations of climate change include higher temperatures, altered rainfall patterns, and more frequent or intense extreme events such as heatwaves, drought, and storms. Nigeria is still practicing rain fed agriculture which renders agricultural operations there vulnerable to the adverse effects of climate change. Extreme events such as flooding, extreme heat and drought has led to soil degradation which has resulted in decreased agricultural production. These effects can impact agricultural operations in Nigeria and other African countries directly, as well as the personnel, physical assets, supply chain and marketing and distribution involved in those operations, and in turn adversely affect Tingo Mobile’s customer base.

Tingo Mobile is experiencing difficulties in obtaining foreign exchange for use in its operations outside of Nigeria and is dependent for those operations on financing providers not situated in Nigeria.

Tingo Mobile and other businesses in Nigeria generally are having difficulty sourcing foreign exchange through the Central Bank of Nigeria, which has restricted access to foreign exchange in an effort to support the local Naira currency. This has adversely affected Tingo Mobile’s customers and the business community generally in Nigeria. As a result, it has been necessary for Tingo Mobile to arrange financing outside of Nigeria for compliance, operations, and other costs associated with its business in the United States and other locations outside of Nigeria. Nevertheless, if Tingo Mobile is unsuccessful in raising capital or generated cash flow outside of Nigeria, its operations may be adversely affected.

Tingo Mobile’s cash reserves are not diversified across a variety of financial institutions.

Tingo Mobile generates considerable cash flow from operations which it manages in conjunction with its primary deposit institution. Tingo Mobile has not, thus far, diversified its deposits among other financial institutions in Nigeria, and the amount that Tingo Mobile has on hand vastly exceeds the maximum deposit insurance provided by the Nigeria Deposit Insurance Corporation. If Tingo Mobile’s primary deposit institution were to experience a liquidity shortage or an interruption in banking activity, Tingo Mobile could be constrained from having access to its funds, and its operations could be materially adversely affected as a result.

Risks Related to Tingo Mobile’s Business and Industry Sectors in Which It Operates

Inflation may have an adverse effect on Tingo Mobile’s subscriber base.

Throughout 2020, 2021, and continuing into 2022, growing demand and supply chain disruption had resulted in increased prices of agricultural inputs, such as seeds and fertilizer, which in turn constrained growers’ ability to preserve margins on agricultural production, particularly for smaller farmers. Phosphate prices, for example, had increased approximately 139% from February 2020 to the end of 2021, while nitrogen had increased more than 80% during that period. The invasion of Ukraine by Russian armed forces in February 2022 has exacerbated inflationary pressure for these inputs, particularly inasmuch as Russia accounts for 13% of global production of potash, phosphate, and nitrogen and has been subjected to sweeping sanctions from western governments and the global financial system. Because of these input price pressures, Tingo Mobile’s subscribers may find it more cost effective to produce at lower rates than historical levels, or abandon the current growing season entirely. Any diminution of growing activity by Tingo Mobile’s subscriber base could also lead to lower activity on its Nwassa platform and lower revenue overall. We cannot guarantee you that Tingo Mobile’s subscriber base will not be adversely affected by inflationary pressures regarding agricultural inputs, or that Tingo Mobile’s financial condition or results of operations will not be adversely affected as a result.

Tingo Mobile faces competition, which may intensify.

In Nigeria, Tingo Mobile competes with a large number of mobile phone carriers. Current competitors, such as MTN, Airtel, Glo and 9 Mobile, being the four largest mobile networks, may seek to intensify their investments in those markets and also expand their businesses in new markets. Competitive pressure from current or future competitors or our failure to quickly and effectively adapt to a changing competitive landscape could adversely affect Tingo Mobile’s growth. Current or future competitors may offer lower prices and enhanced features, and Tingo Mobile may be forced to lower its prices and upgrade its phones and network in order to maintain its market share. With respect to Tingo Mobile’s payment services, it faces competition from financial institutions with payment processing offerings, debit and credit card service providers, other offline payment options and other electronic payment system operators, in each of the markets in which it operates. We expect competition to intensify in the future as existing and new competitors of Tingo Mobile may introduce new services or enhance existing services. New entrants tied to established brands may engender greater user confidence in the safety and efficacy of their services. The expansion of mobile network operators and independent payment service providers may increase competition in the medium term.

If Tingo Mobile fails to compete effectively, it may lose existing users and fail to attract new users, which could have a material adverse effect on its business, financial condition, results of operations and prospects.

If Tingo Mobile fails to maintain its brand cost-effectively, its ability to expand the number of users of the Tingo Mobile network will be impaired, its reputation may be harmed, and its business, results of operations, and financial condition may suffer.

We believe that developing and maintaining awareness of the Tingo brand is critical to achieving widespread acceptance of the Tingo Mobile network and is an important element in attracting new users. Furthermore, we believe that the importance of Tingo brand recognition will increase as competition in its market increases. Successful promotion of the Tingo brand will depend largely on the effectiveness of its marketing efforts and on its ability to ensure that the Tingo Mobile network remains reliable, and useful at competitive prices. Brand promotion activities may not yield increased revenue, and even if they do, any increased revenue may not offset the expenses Tingo Mobile incurs in building its brand. If Tingo Mobile fails to successfully promote and maintain its brand or incur substantial expenses in an unsuccessful attempt to promote and maintain its brand, it may fail to attract new organizations to Tingo Mobile or to grow or maintain its telecommunications network.

Tingo Mobile may not be able to respond quickly enough to changes in technology and technological risks, and to develop and maintain its intellectual property.

Changes in legislative, regulatory or industry requirements or in competitive technologies may render certain of Tingo Mobile’s planned products obsolete or less attractive. Tingo Mobile’s communications equipment may become obsolete, and our ability to anticipate changes in technology and regulatory standards and to successfully develop and introduce new and enhanced products on a timely basis will be a significant factor in Tingo Mobile’s ability to remain competitive. We cannot provide assurance that Tingo Mobile will be able to achieve the technological advances that may be necessary for it to remain competitive or that certain of Tingo Mobile’s products will not become obsolete.

Interruptions or delays in the services provided by cellular networks or Internet service providers could impair Tingo Mobile’s operations and its business could suffer.

Any damage to or failure of Tingo Mobile’s systems generally would prevent it from operating its business. Tingo Mobile relies on the cellular networks and internet and, accordingly, depend upon the continuous, reliable, and secure operation of these networks and internet servers, related hardware and software, and network infrastructure that Tingo Mobile uses are vulnerable to damage or interruption from human error, intentional bad acts, earthquakes, floods, fires, severe storms, war, terrorist attacks, power losses, hardware failures, systems failures, telecommunications failures, and similar events, many of which are beyond Tingo Mobile’s control, any of which could disrupt its service, destroy user content, or prevent Tingo Mobile from being able to continuously back up or record changes in its users’ content. In the event of significant physical damage to one of these data centers, it may take a significant period of time to achieve full resumption of our services, and Tingo Mobile’s disaster recovery planning may not account for all eventualities. Moreover, negative publicity arising from these types of disruptions could damage Tingo Mobile’s reputation and may adversely impact use of its products. Tingo Mobile may not carry sufficient business interruption insurance to compensate it for losses that may occur as a result of any events that cause interruptions in its service.

Tingo Mobile has entered into, or may enter into, agreements with various parties for certain business operations. Any difficulties experienced by Tingo Mobile in these arrangements could result in additional expense, loss of subscribers and revenue, interruption of Tingo Mobile’s services, or a failure or delay in the roll-out of new technology.

Tingo Mobile has entered into, and may in the future enter into, agreements with various third parties for the day-to-day execution of services, provisioning, maintenance, and upgrading of Tingo Mobile’s wireless and wireline networks, including the permitting, building, and installation of network upgrades; leases and subleases for space on communications towers; the development and maintenance of certain systems necessary for the operation of its business; customer service, related support to its wireless subscribers, outsourcing aspects of its wireline network and back office functions; and to provide network equipment, handsets, devices, and other equipment. For example, Tingo Mobile depends heavily on local access facilities obtained from ILECs to serve its data and voice subscribers, and payments to ILECs for these facilities are a significant cost of service for Tingo Mobile’s wireless customers. We also expect Tingo Mobile’s dependence on key suppliers to continue as more advanced technologies are developed, which may lead to additional significant costs. If Tingo Mobile’s key vendors fail to meet their contractual obligations or experience financial difficulty, or if Tingo Mobile fails to adequately diversify its reliance among vendors, it may experience disruptions to its business operations or incur significant costs implementing alternative arrangements.

Tingo Mobile may not be able to protect the intellectual property rights upon which it relies, or the products and services utilized by it and its suppliers and service providers may infringe on intellectual property rights owned by others.

Tingo Mobile relies on various patent, service mark, trademark, and trade secret laws and contractual restrictions to establish and protect its proprietary rights. Despite these actions, they only offer limited protection and may not prevent the misappropriation of Tingo Mobile’s rights. Also, Tingo Mobile may not be able to discover or determine the extent of or protect against any unauthorized use of its proprietary rights, which may increase the cost of protecting these rights or reduce Tingo Mobile’s revenues. Any of these factors could have a material adverse effect on Tingo Mobile’s business, financial condition, and operating results. Tingo Mobile also purchases products from suppliers, including device suppliers, and outsource services to service providers, including billing and customer care functions, that incorporate or utilize intellectual property. Tingo Mobile and some of its suppliers and service providers have received, and may receive in the future, assertions and claims from third parties that the products or software utilized by Tingo Mobile or its suppliers and service providers infringe on the patents or other intellectual property rights of these third parties. These claims could require Tingo Mobile or an infringing supplier or service provider to cease certain activities or to cease selling the relevant products and services. These claims can be time-consuming and costly to defend and divert management resources. If these claims are successful, Tingo Mobile could be forced to pay significant damages or stop selling certain products or services or stop using certain trademarks, which could adversely affect its results of operations.

Negative outcomes of legal proceedings may adversely affect Tingo Mobile’s business and financial condition.

Tingo Mobile is regularly involved in a number of legal proceedings before various courts. These proceedings may be complicated, costly, and disruptive to its business operations. Tingo Mobile may incur significant expenses in defending these matters and may be required to pay significant fines, awards, or settlements. In addition, litigation or other proceedings could result in restrictions on our current or future manner of doing business. Any of these potential outcomes, such as judgments, awards, settlements, or orders could have a material adverse effect on Tingo Mobile’s business, financial condition, operating results, or ability to do business.

Tingo Mobile’s reputation and business may be harmed and it may be subject to legal claims if there is a loss, disclosure, misappropriation of, unauthorized access to, or other security breach of its proprietary or sensitive information.

Any disruption of Tingo Mobile’s business operations due to a cyber attack, even for a limited amount of time, may adversely affect its business and financial condition. Tingo Mobile’s information technology and other systems — including those of its third-party service providers — that maintain and transmit our proprietary information, the confidential information of Tingo Mobile’s business partners and its employees, and its subscribers’ information, including credit card information, location data, or other personal information, may be compromised by a malicious third-party penetration of Tingo Mobile’s network security, including by state-sponsored parties, or company employees or external actors, and impacted by advertent or inadvertent actions or inactions by Tingo Mobile employees and agents. As a result, Tingo Mobile’s proprietary or confidential information or the proprietary or confidential information of Tingo Mobile’s business partners, employees and subscribers may be lost, disclosed, accessed, used, corrupted, destroyed, or taken without consent. Cyber attacks, such as the use of malware, computer viruses, dedicated denial of service attacks, or other means for disruption or unauthorized access, and data breaches have increased in frequency, scope, and potential harm in recent years. Cyber attacks may occur in conjunction with physical attacks on Tingo Mobile’s network infrastructure. Tingo Mobile also purchases equipment and software from third parties that could contain software defects, Trojan horses, malware, or other means by which third parties could access its network or the information stored or transmitted on such network or equipment.

While, to date, we are not aware of any cyber attacks or other cyber incidents that, individually or in the aggregate, have been material to Tingo Mobile’s operations or financial condition, the preventive actions Tingo Mobile takes to reduce the risk of cyber incidents and protect its information technology and networks may be insufficient to repel a cyber attack in the future. In addition, the costs of such preventative actions, including insurance coverage that Tingo Mobile maintains relating to cybersecurity incidents, may be significant, which may adversely affect its results of operations. Any disruption of the information technology systems that are necessary to conducting normal business operations due to a cyber attack, even for a limited amount of time, may prevent Tingo Mobile from conducting normal business operations and adversely affect its financial condition. Any major compromise of Tingo Mobile’s data or network security or that of its third-party service suppliers, failure to prevent or mitigate a loss of our services or network, its proprietary information, or its subscribers’ information, and delays in detecting any such compromise or loss, even for a limited amount of time, could disrupt Tingo Mobile’s operations, impact its reputation and subscribers’ willingness to purchase its service, and subject Tingo Mobile to significant additional expenses. Such expenses could include incentives offered to existing subscribers and other business relationships in order to retain their business, increased expenditures on cyber security measures and the use of alternate resources, lost revenues from business interruption, significant penalties under privacy laws, and litigation, which could be material. Furthermore, the potential costs associated with any such cyber attacks could be greater than the insurance coverage Tingo Mobile maintains.

Equipment failure, natural disasters or terrorist acts may affect Tingo Mobile’s infrastructure and result in significant disruption to its business.

Major equipment failures, natural disasters, including severe weather, terrorist acts or other disruptions that affect Tingo Mobile’s wireline and wireless networks, including transport facilities, communications switches, routers, microwave links, cell sites, or other equipment or third-party owned local and long-distance networks on which Tingo Mobile relies, could disrupt its operations, require significant resources to remedy, result in a loss of subscribers or impair its ability to attract new subscribers, which in turn could have a material adverse effect on Tingo Mobile’s business, results of operations and financial condition.

Tingo Mobile is subject to anti-corruption, anti-bribery, and similar laws, and non-compliance with such laws can subject Tingo Mobile to criminal penalties or significant fines and harm its business and reputation.

Tingo Mobile is subject to anti-corruption and anti-bribery and similar laws, such as the U.S. Foreign Corrupt Practices Act of 1977, as amended, or the FCPA, the U.S. domestic bribery statute contained in 18 U.S.C. § 201, U.S. Travel Act, the USA PATRIOT Act, the U.K. Bribery Act 2010, Nigeria anti-corruption statutes and other anti-corruption, anti-bribery and anti-money laundering laws in countries in which Tingo Mobile conducts activities. Anti-corruption and anti-bribery laws have been enforced aggressively in recent years and are interpreted broadly and prohibit companies and their employees and agents from promising, authorizing, making, or offering improper payments or other benefits to government officials and others in the private sector. As Tingo Mobile expands its networks in Africa and internationally, its risks under these laws may increase. Noncompliance with these laws could subject us to investigations, sanctions, settlements, prosecution, other enforcement actions, disgorgement of profits, significant fines, damages, other civil and criminal penalties or injunctions, adverse media coverage, and other consequences. Any investigations, actions or sanctions could harm its business, results of operations, and financial condition.

Tingo Mobile may also be subject to consumer privacy or consumer protection laws that may impact its sales, marketing, and compliance efforts, including laws related to subscriptions, billing, and auto-renewal.

Consumer privacy and consumer protection laws may be interpreted or applied by regulatory authorities in a manner that could require Tingo Mobile to make changes to its contracts, or its operations, or incur fines, penalties, or settlement expenses, which may result in harm to its business, results of operations, financial condition, and brand.

Tingo Mobile is also subject to other Nigeria and international laws. Although Tingo Mobile takes precautions to prevent violations of these laws, its exposure for violating these laws increases as Tingo Mobile continues to expand its international presence and any failure to comply with such laws could harm its reputation and our business.

Required licenses, permits or approvals may be difficult to obtain in the countries in which Tingo Mobile currently operates, and once obtained may be amended or revoked arbitrarily or may not be renewed.

Given Tingo Mobile’s diversified offering of services, it requires approvals and licenses from national, regional, and local governmental or regulatory authorities in the countries in which we currently operate. For example, we may be required to obtain licenses to be able to continue offering or expand certain of our payment solutions, and there can be no assurance that we will obtain any such licenses in a timely manner or at all. Even if obtained, licenses are subject to review, interpretation, modification or termination by the relevant authorities. Any unfavorable interpretation or modification or any termination of a required license may significantly harm our operations in the relevant country or may require us to close down parts or all of our operations in the relevant country.

We can offer no assurance that the relevant authorities will not take any action that could materially and adversely affect these licenses, permits or approvals or Tingo Mobile’s ability to provide its services. Tingo Mobile may experience difficulties in obtaining or maintaining some of these licenses, approvals and permits, which may require it to undertake significant efforts and incur additional expenses. If Tingo Mobile operates without a license, it could be subject to fines, criminal prosecution or other legal action. Any difficulties in obtaining or maintaining licenses, approvals or permits or the amendment or revocation thereof could have a material adverse effect on Tingo Mobile’s business, financial condition, results of operations and prospects.

Tingo Mobile depends on its executive officers and other key employees, and the loss of one or more of these employees or an inability to attract and retain other highly skilled employees could harm its business.

Tingo Mobile’s success depends largely upon the continued services of its executive officers and other key employees, and in particular on Dozy Mmobuosi, the founder and CEO of Tingo Mobile, and senior management staff in Nigeria and elsewhere. Tingo Mobile relies on its leadership team in the areas of research and development, operations, security, marketing, sales, customer experience, general, and administrative functions, and on individual contributors in its research and development and operations. From time to time, there may be changes in Tingo Mobile’s executive management team resulting from the hiring or departure of executives, which could disrupt its business. While Tingo Mobile has employment agreements with its executive officers or other key personnel that require them to continue to work for Tingo Mobile, some of these agreements are not for any specified period and, therefore, they could terminate their employment with Tingo Mobile at any time. The loss of one or more of Tingo Mobile’s executive officers, especially its Chief Executive Officer, or key employees could harm its business. Changes in Tingo Mobile’s executive management team may also cause disruptions in, and harm to, its business.

Tingo Mobile’s failure to raise additional capital or generate cash flows necessary to expand its operations and invest in new technologies in the future could reduce its ability to compete successfully and harm its results of operations.

Historically, Tingo Mobile has funded its operations and capital expenditures primarily through equity issuances and cash generated from its operations along with negotiating credit terms with suppliers that allows to effectively match revenues from customers with supplier payment terms. Although Tingo Mobile currently anticipates that its existing cash and cash equivalents and cash flow from operations will be sufficient to meet its cash needs for the foreseeable future, it may require additional financing, and it may not be able to obtain debt or equity financing on favorable terms, if at all and to manage any currency risk due to a mismatch in the currency of revenues, primarily Naira and those of expenses. If Tingo Mobile raises debt financing, it may be required to accept terms that restrict its ability to incur additional indebtedness, force Tingo Mobile to maintain specified liquidity or other ratios or restrict its ability to pay dividends or make acquisitions.

Tingo Mobile is subject to governmental regulation and other legal obligations related to privacy, data protection and information security. If Tingo Mobile is unable to comply with these, it may be subject to governmental enforcement actions, litigation, fines and penalties or adverse publicity.

Tingo Mobile collects personally identifiable information and other data from its consumers and prospective consumers. Tingo Mobile uses this information to provide services and relevant products to its consumers, to support, expand and improve its business, and to tailor our marketing and advertising efforts. Tingo Mobile may also share consumers’ personal data with certain third parties as authorized by the consumer or as described in Tingo Mobile’s privacy policy. As a result, Tingo Mobile is subject to governmental regulation and other legal obligations related to the protection of personal data, privacy and information security in certain countries where it does business, and there has been, and we expect there will be a continuing increase globally in laws that restrict or control the use of personal data.

Additionally, the regulatory landscape surrounding data protection, data privacy and information security is rapidly changing across Africa. Among the African countries, only Ivory Coast, Ghana, Senegal, Morocco, Nigeria, South Africa and Tunisia have established comprehensive data protection and data privacy laws. These data protection laws and regulations were only recently enacted. For example, the National Information Technology Development Agency in Nigeria passed new data protection guidelines in 2017, and we have implemented new policies to comply with these regulations.

Compliance with the various data protection laws in Africa is challenging due to the complex and sometimes contradictory nature of the different regulatory regimes. Because data protection regulations are not uniform among the various African nations in which Tingo Mobile operates, its ability to transmit consumer information across borders is limited by its ability to comply with conditions and restrictions that vary from country to country. In countries with particularly strict data protection laws, Tingo Mobile might not be able to transmit data out of the country at all and may be required to host individual servers in each such country where it collects data. For example, Ivory Coast, Ghana, Senegal, Morocco, and Tunisia all restrict data transfer across borders. Ghana also requires that a company notify consumers in the event of a personal data breach. Egypt currently has no data protection and privacy laws. However, the Egyptian government announced in 2017 that it is committed to doubling the size of its e-commerce sector by 2020 and intends to update all legislation and regulation relevant to e-commerce. Moreover, many data protection regimes apply based on where a consumer is located, and as Tingo Mobile expands and new laws are enacted or existing laws change, it may be subject to new laws, regulations or standards or new interpretations of existing laws, regulations or standards, including those in the areas of data security, data privacy and regulation of email providers and those that require localization of certain data, which could require Tingo Mobile to incur additional costs and restrict its business operations.

Any failure or perceived failure by Tingo Mobile to comply with rapidly evolving privacy or security laws, policies, legal obligations or industry standards or any security incident that results in the unauthorized release or transfer of personally identifiable information or other consumer data may result in governmental enforcement actions, litigation (including consumer class actions), criminal prosecution, fines and penalties or adverse publicity and could cause our consumers to lose trust in Tingo Mobile, which could have a material adverse effect on its business, financial condition, results of operations and prospects.

Tingo Mobile may be adversely affected by changes in the regulations applicable to the telecommunications sector.

As the internet continues to revolutionize commercial relationships on a global scale and online penetration increases, new laws and regulations relating to the use of the internet in general and the e-commerce sector in particular may be adopted. These laws and regulations may govern the collection, use and protection of data, consumer protection, online payments, pricing, anti-bribery, tax, country specific prices and website contents and other aspects relevant to our business. The adoption or modification of laws or regulations relating to our operations could adversely affect our business by increasing compliance costs, including as a result of confidentiality or security breaches in case of non-compliance, and administrative burdens. In particular, privacy related regulation could interfere with Tingo Mobile’s strategy to collect and use personal information as part of its data-driven approach along the value chain. We currently believe that Tingo Mobile complies with these new guidelines, and its data protection and privacy policies address methods for continued compliance with such guidelines. Tingo Mobile must comply with applicable regulations in all of the countries in which it operates, and any non-compliance could lead to fines and other sanctions.

Tingo Mobile’s use of open-source software may pose particular risks to its proprietary software and systems.

Tingo Mobile uses open-source software in its proprietary software and systems and intends to continue using open-source software in the future. The licenses applicable to Tingo Mobile’s use of open-source software may require that source code that is developed using open-source software be made available to the public and that any modifications or derivative works to certain open-source software continue to be licensed under open-source licenses. From time to time, Tingo Mobile may face claims from third parties claiming infringement of their intellectual property rights, or demanding the release or license of the open source software or derivative works that Tingo Mobile developed using such software (which could include Tingo Mobile’s proprietary source code) or otherwise seeking to enforce the terms of the applicable open source license. These claims could result in litigation and could require Tingo Mobile to purchase a costly license, publicly release the affected portions of its source code, be limited in or cease using the implicated software unless and until it can re-engineer such software to avoid infringement or change the use of, or remove, the implicated open-source software.

In addition to risks related to license requirements, use of certain open-source software can lead to greater risks than use of third-party commercial software, as open-source licensors generally do not provide warranties, indemnities or other contractual protections with respect to the software (for example, non- infringement or functionality). Tingo Mobile’s use of open-source software may also present additional security risks because the source code for open source software is publicly available, which may make it easier for hackers and other third parties to determine how to breach its website and systems that rely on open source software. Any of these risks could be difficult to eliminate or manage, and, if not addressed, could have a material adverse effect on Tingo Mobile’s business, financial condition, results of operations and prospects.

We cannot guarantee that Tingo Mobile will continue to be profitable in the future.

Tingo Mobile operates as an agri-fintech, agritech and agricultural marketplace business primarily in Nigeria. Tingo Mobile supplies its mobile phones as the means by which its subscriber base can access its agri-fintech solutions — ‘Device as a Service’ strategy. Tingo Mobile primarily generates revenue from sale and lease of its mobile phones, voice, internet, payment services and commissions from our agri-marketplace — Nwassa. There is no guarantee that Tingo Mobile will generate sufficient revenue in the future to operate profitably and maintain and grow its business. If Tingo Mobile cannot successfully generate revenue at a rate that exceeds the costs associated with its business, it will not be able to achieve or sustain profitability or generate positive cash flow on a sustained basis and its revenue growth rate may decline. If Tingo Mobile fails to remain profitable, this could have a material adverse effect on its business, financial condition, results of operations and prospects.

Other Risk Factors Related to MICT and Tingo

MICT’s and Tingo Mobile’s businesses are and will be subject to the risks described above. In addition, MICT and Tingo Mobile are, and will continue to be, subject to the risks described in, as applicable, MICT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Tingo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as amended, as such risks may be updated or supplemented in each company’s subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each of which are filed with the SEC and incorporated by reference in this Information Statement. See the section titled “Where You Can Find More Information.”

THE MERGER

This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this Information Statement as Annex A. You should read the entire Merger Agreement carefully, as it is the legal document that governs the Merger.

General Description of the Merger

Overview. The Merger Agreement is the second restatement of the agreement and the result of efforts of Tingo and MICT to restructure the transaction as a multi-phase forward triangular merger instead of as a reverse triangular merger as previously agreed. Under the terms of the Merger Agreement, Tingo will contribute all of its ownership of Tingo Mobile to Tingo BVI Sub, a newly created entity formed to facilitate the Merger. MICT will also create a BVI subsidiary, MICT BVI Sub, which will be merged with and into Tingo BVI Sub, with MICT BVI Sub as the surviving corporation and a subsidiary of MICT. The Merger will, therefore, result in Tingo Mobile becoming an indirect wholly-owned subsidiary of MICT, and the operations of Tingo Mobile, as an agri-fintech company, becoming the predominant operations of MICT. The aggregate consideration tendered by MICT to Tingo, the sole shareholder of Tingo Mobile, will consist of newly-issued common stock of MICT equal to 19.9% of its outstanding shares, calculated as of the closing date of the Merger (the “Common Consideration Shares”) and two series of convertible preferred shares – Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Convertible Preferred Stock (“Series B Preferred Stock”). The Series A Preferred Stock, Series B Preferred Stock, and the Consideration Shares are collectively referred to herein as “Merger Consideration”.

Preliminary to Merger – Amended Purchaser Loan and Contribution of Tingo Mobile Ownership to Tingo BVI Sub. Following execution of the Merger Agreement, MICT extended to Tingo a loan in the principal amount of $23,700,000 with an interest rate of 5% per year (the "Amended Purchaser Loan”), and which amended and restated the previous loan agreement between MICT and Tingo dated May 10, 2022, for a principal amount of $3,500,000. In addition to the Amended Purchase Loan, prior to the Merger, Tingo will contribute all of its ownership in Tingo Mobile to Tingo BVI Sub (the “Contribution”), such that Tingo Mobile will be wholly-owned by Tingo BVI Sub at the time of the Merger.

Stage 1 – Closing of Merger and Issuance of Merger Consideration. The first stage of the transaction involves the Merger of MICT BVI Sub with and into Tingo BVI Sub, with MICT BVI Sub as the surviving corporation and as a wholly-owned subsidiary of MICT. At the Closing of the Merger, Tingo will receive the Merger Consideration, consisting of the Common Consideration Shares, the Series A Preferred Stock, and the Series B Preferred Stock. Also at the Closing, MICT will add two individuals appointed by Tingo to MICT’s existing 4-person board of directors.

Stage 2 – MICT Shareholder Approval of Conversion of Series A Preferred Stock. The second stage of the transaction involves MICT obtaining, subsequent to the Merger Closing, shareholder approval of the conversion of the Series A Preferred Stock (“Series A Conversion”). Following the Series A Conversion, Tingo will hold MICT common stock equal to 40.0% of MICT’s outstanding common stock, calculated as of the Merger Closing.

Stage 3 – Nasdaq Approval of Change of Control and MICT Shareholder Approval of Conversion of Series B Preferred Stock. The third stage of the transaction involves, subsequent to the Series A Conversion, MICT obtaining Nasdaq approval of the change of control of MICT and, concomitantly, MICT shareholder approval of the conversion of the Series B Preferred Stock (“Series B Conversion” and, together with the Series A Conversion, the “Conversions”). Following the Series B Conversion, Tingo will hold MICT common stock equal to 75.0% of MICT’s outstanding common stock, calculated as of the Series B Conversion.

The Companies

Tingo. Tingo is a Nevada corporation organized in February, 2015 whose shares are traded on OTC Markets under the symbol ‘TMNA’. In August 2021, Tingo acquired Tingo Mobile in a reverse acquisition, following which the operations of Tingo Mobile became the operations of the consolidated business of Tingo. Tingo is led by its CEO, Dozy Mmobuosi, the founder of Tingo Mobile, and an experienced management team and board of directors. For more information, visit the Tingo website at www.tingoinc.com. Tingo’s website does not constitute a part of this Information Statement. Tingo’s principal executive offices are located at 43 West 23rd Street, 2nd Floor, New York, NY 10010, and its telephone number is (646) 847-0144.

Tingo BVI Sub. Prior to the Merger, Tingo BVI Sub will be formed by Tingo for the sole purpose of effecting the Merger. At the time of the Merger, Tingo BVI Sub will not have conducted any business and, with the exception of its holding of all of the shares of Tingo Mobile, will have no assets, liabilities or obligations of any nature other than as set forth in the Merger Agreement. By operation of the Merger, MICT BVI Merger Sub (defined below) will be merged with and into Tingo BVI Sub, with MICT BVI Sub continuing as the surviving corporation and as a wholly-owned subsidiary of MICT, and the separate existence of Tingo BVI Merger Sub will cease. Tingo BVI Sub’s principal executive offices are located at 43 West 23rd Street, Second Floor, New York, NY 10010, and its telephone number is (646) 847-0144.

Tingo Mobile. Tingo Mobile, the sole operating subsidiary of Tingo, is an Agri-Fintech company offering a comprehensive platform service through use of smartphones — ‘device as a service’ (using GSM technology) to empower a marketplace to enable subscribers/farmers within and outside of the agricultural sector in Nigeria to manage their commercial activities of growing and selling their production to market participants both domestically and internationally. The ecosystem provides a ‘one stop shop’ solution to enable such subscribers to manage everything from airtime top ups, bill pay services for utilities and other service providers, access to insurance services and micro finance to support their value chain from ‘seed to sale’.

As of June 30, 2022, Tingo Mobile had approximately 9.3 million subscribers using its mobile phones and Nwassa payment platform (www.nwassa.com). Tingo believes that Nwassa is Africa’s leading digital agriculture ecosystem that empowers rural farmers and agri-businesses by using proprietary technology to enable access to markets in which they operate. Farm produce can be shipped from farms across Africa to any part of the world, in both retail and wholesale quantities. Nwassa’s payment gateway also has an escrow structure that creates trust between buyers and sellers. Tingo Mobile’s system provides real-time pricing, straight from the farms, eliminating middlemen. Users’ customers pay for produce bought using available pricing on Tingo Mobile’s platform. Tingo Mobile’s platform is paperless, verified and matched against a smart contract. Data is efficiently stored on the blockchain.

Tingo Mobile’s platform has created an escrow solution that secures the buyer, where funds are not released to its members until fulfilment. The platform also facilitates trade financing, ensuring that banks and other lenders compete to provide credit to its members.

MICT. MICT, whose common shares are traded on the Nasdaq Capital Market under the symbol ‘MICT’, is a financial technology business principally focused on the growth and development technology company currently selling insurance products across approximately 130 cities in China, with planned expansion into additional markets. MICT has developed highly scalable proprietary platforms for insurance products (B2B, B2B2C and B2C) and financial services/products (B2C), the technology for which is highly adaptable for other applications and markets. MICT has acquired and holds the requisite license and approvals with the Hong Kong Securities and Futures Commission to deal in securities and provide securities advisory and asset management services. MICT also has memberships/registrations with the Hong Kong Stock Exchange, the London Stock Exchange and the requisite Hong Kong and China Direct clearing companies. MICT’s financial services business and first financial services product, the Magpie Invest app, is able to trade securities on NASDAQ, NYSE, TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange. MICT shares have been listed for trading on The Nasdaq Capital Market under the symbol “MICT” since April 29, 2013. For more corporate and product information please visit MICT’s website at http://www.MICT-inc.com. MICT’s principal executive offices are located at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, and its telephone number is (201) 225-0190.

MICT Delaware Sub. Prior to the closing date of the Merger, MICT Delaware Sub will be formed by MICT for the sole purpose of holding all of the shares of MICT BVI Sub, effecting the Merger, and constituting the operating parent of Tingo Mobile following the Merger. At the time of the Merger, MICT Delaware Sub will not have conducted any business and, with the exception of its holding of all of the shares of MICT BVI Sub, will have no assets, liabilities or obligations of any nature other than as set forth in the Merger Agreement. At the time of the Merger, MICT Delaware Sub will hire Dozy Mmobuosi as its Chief Executive Officer, as well as other executive management personnel, and will have a 6-person governing board of directors. MICT and Tingo shall each appoint two members of the MICT Delaware Sub board, with the remaining two members, prior to such appointment, being independent of MICT or Tingo. MICT Delaware Sub’s principal executive offices are located at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, and its telephone number is (201) 225-0190.

MICT BVI Sub. Prior to the closing of the Merger, MICT BVI Sub will be formed by MICT for the sole purpose of effecting the Merger. At the time of the Merger, MICT BVI Sub will not have conducted any business and will have no assets, liabilities or obligations of any nature other than as set forth in the Merger Agreement. By operation of the merger, MICT BVI Merger Sub will be merged with and into Tingo BVI Sub, with MICT BVI Sub continuing as the surviving corporation and as a wholly owned subsidiary of MICT, and the separate existence of Tingo BVI Merger Sub will cease. MICT BVI Sub’s principal executive offices are located at 8 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, and its telephone number is (201) 225-0190.

Immediately following the Merger, the corporate structures of MICT and Tingo, solely insofar as such structures concern the operations of Tingo Mobile, will be as follows:

*	Tingo’s initial entitlement to a 19.9% ownership interest in MICT is based on the number of outstanding shares of MICT immediately prior to the Merger.

Closing and Effective Time of the Merger

The closing of the Merger (“Closing”) will take place on a date to be designated jointly by MICT and Tingo, which date will be no later than the second business day after the satisfaction or waiver (subject to applicable law) of the conditions to Closing (described in the section titled “The Merger Agreement — Conditions to Completion of the Merger”) other than such conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of each of such conditions at the Closing.

Unless the parties agree otherwise, the Closing will take place on the second business day after the satisfaction or waiver (subject to applicable law) of the conditions to the Closing contained in the Merger Agreement have been satisfied or waived. The Merger will be effective on the date shown on the Articles of Merger filed with the Registrar of Corporate Affairs of the British Virgin Islands, in accordance with the BVI Business Companies Act (as revised) of the British Virgin Islands (the “Effective Time”).

MICT and Tingo currently expect the merger to close between the end of the fourth quarter of 2022 and the first quarter of 2023, subject to the satisfaction of regulatory authorities; Closing conditions, including approval by both companies’ shareholders; and completion of due diligence by both companies.

Governance Matters After the Combination

MICT and Tingo also agreed to take all necessary action, so that effective at the Closing, the post-Closing MICT board of directors will consist of six (6) individuals, comprised of (i) two (2) board members designated by Tingo, and (ii) four (4) directors designated by MICT, one of whom shall be Darren Mercer, and at least three (3) of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, in each case subject to each individual’s ability and willingness to serve and who shall serve until such individual’s successor is duly elected or appointed and qualified in accordance with applicable law. In the event any designee becomes unable or unwilling to serve prior to the Effective Time on the post-Closing MICT board of directors in the role identified, a replacement for such designee shall be determined prior to the Closing.

Regulatory Approvals and Related Matters

Under the Merger Agreement, each of MICT and Tingo has agreed to use their respective reasonable best efforts, subject to certain limitations, to take, or cause to be taken, all actions necessary to complete the Merger and make effective the other contemplated transactions as soon as practicable after the date of the Merger Agreement, including to receive all required regulatory approvals so as to complete the combination and the other contemplated transactions expeditiously.

On or prior to December 31, 2022, MICT shall prepare with the reasonable assistance of Tingo, and file with the SEC a Proxy Statement for the purpose of soliciting proxies from MICT stockholders to vote, at a special meeting of MICT’s stockholders, in favor of resolutions approving (i) the adoption and approval of the Merger Agreement, and the transactions contemplated thereby, in accordance with MICT’s organizational documents, the DCGL and the rules and regulations of the SEC and Nasdaq and (ii) the approval of MICT’s amended charter to in part increase the authorized capital stock of MICT; (iii) the approval of the conversion of the Series A Preferred Stock and Series B Preferred Stock into MICT Common Stock; and (iv) such other matters as MICT and Tingo shall mutually determine to be necessary or appropriate in order to effect the Merger and the other transactions contemplated by the Merger Agreement.

Stockholder Action by Written Consent

On October 28, 2022, Company stockholders, representing, in the aggregate, approximately 77.20% of the voting power of our issued and outstanding common stock, executed a written consent in lieu of a meeting, authorizing and approving the Merger Agreement, the Contribution, and the Executive Compensation.

Accordingly, because majority stockholder approval has already been obtained, no further action by any other stockholder of the Company is required to approve the Actions under the NRS or our Bylaws. The approval of the Actions by a majority of our stockholders will become effective on the date that is 20 calendar days after this Information Statement is first sent or given to our stockholders.

Background of the Merger

The following chronology summarizes the key meetings and events among representatives of the Company, MICT and certain of their advisors during the period leading to the signing of the Merger Agreement. The following chronology does not purport to describe every interaction among representatives of the Company, MICT or any of their advisors, as the case may be.

Description of Negotiation Process with MICT. During July 2021, representatives of Tingo International Holdings, Inc. (“TIH”) the then-parent company of Tingo Mobile, contacted MICT about a potential business combination transaction between the parties. Following various discussions between the TIH representatives and MICT, the parties mutually agreed to proceed with other transactions, with MICT preferring at the time to focus on potential targets in the financial services sector with a closer fit to its own Magpie Securities business, and TIH deciding to progress a business combination transaction with an OTC listed company, which it completed on August 15, 2021 and changed such company’s name to Tingo, Inc.

Having observed that Tingo had launched its agri-fintech platform and subsequently entered into a strategic partnership with Visa, which it announced on October 27, 2021 and had also appointed a corporate and financial advisor, which it announced on March 31, 2022, the latter two of which would have entailed extensive due diligence on Tingo, and had reported strong financial results for the year ended December 31, 2021 in its Form 10-K, MICT reengaged with the representatives of Tingo in April 2022.

On April 25, 2022, MICT received a corporate presentation concerning Tingo and, on April 26, 2022, MICT and its representative met with the founder and CEO of Tingo to further discuss the businesses of Tingo and MICT, the potential combination rationale and synergies, and outline deal terms.

On April 27, 2022, further information on Tingo was provided by Tingo and certain of its representatives, which information was used by MICT and its advisors to undertake certain due diligence.

On April 28, 2022, Tingo’s financial advisor presented to MICT’s board of directors, as part of which the advisor explained the significant amount of due diligence it had undertaken over more than three months on Tingo, before taking them on as a client. The advisor also spoke about their valuation of Tingo and their views on Tingo’s business strengths and Tingo’s strong management team.

On April 29, 2022, MICT issued a non-binding term sheet to Tingo, which MICT and Tingo negotiated throughout the day, before executing the term sheet later that evening.

Between April 29, 2022 and May 9, 2022 MICT undertook further due diligence on Tingo and held numerous meetings and telephone conference meetings with the management of Tingo and its financial advisor. In parallel, MICT and Tingo negotiated final terms of the deal as well as an initial definitive Agreement and Plan of Merger, which was executed by MICT and Tingo on May 9, 2022 and announced by each of the companies on May 10, 2022.

From May 10, 2022, further due diligence was performed by MICT on Tingo, as part of which MICT engaged Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft (“Ernst & Young”) to undertake financial due diligence, tax due diligence and quality of earnings analysis, as well as Houlihan Lokey to undertake financial analysis, the Nigerian office of Dentons to undertake legal, operational, corporate and Ellenoff Grossman & Schole to undertake local due diligence and corporate due diligence and securities due diligence. The due diligence was conducted through document review and numerous telephonic conferences with representatives and management of Tingo, in addition to which Ernst & Young and Dentons visited the offices and operations of Tingo and its trading subsidiary in Lagos. To assist with the due diligence process, Tingo made available a virtual dataroom, which was periodically updated with additional information.

From May 12, 2022 to May 24, 2022, MICT’s management team interviewed several Big 4 and Top 10 accounting firms to undertake a range of detailed analysis and due diligence work on Tingo.

On May 25, 2022, MICT formally engaged a Big 4 accounting firm to assist MICT’s management with its financial due diligence, tax due diligence and a quality of earnings analysis, and to produce reports on their findings in each of these areas. The accounting firm was not retained by MICT to provide analysis or a recommendation regarding the consideration to be paid to Tingo securityholders in connection with the combination. Tingo provided the information and financial team to support the diligence completed by MICT’s management and the accounting firm, including providing access to a virtual data room and facilitating face-to-face and virtual meetings with members of the Tingo management team and financial team over a three week period.

Between June 10, 2022 and June 14, 2022, the accounting firm delivered its reports to MICT. During the course of their work, the accounting firm held multiple discussions with MICT’s management team and advisory team to discuss their findings to agree changes to the scope of work from time to time. In order to undertake their work thoroughly and efficiently, the accounting firm assigned a large number of employees to Tingo, which included teams in Africa, Europe and the United States of America.

The due diligence reports from the accounting firm covered a broad scope of work including but not limited to a review of historic information, an analytical review, the background of the company, the business model, the quality of earnings (including revenues, pricing, costs, margins and profitability, an analysis of trends, quality of net assets and the balance sheet, quality of cashflows, quality of financial information, and a review of all direct and indirect taxes. The reports and findings of the accounting firm corroborated the information and representations provided by Tingo during the previous negotiation of the terms of the Merger.

At the request of MICT’s board of directors, Houlihan Lokey then reviewed and discussed its financial analyses with respect to MICT, Tingo and the proposed merger. Thereafter, at the request of MICT’s board of directors, Houlihan Lokey orally rendered its opinion to MICT’s board of directors (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion dated June 14, 2022 addressed to the MICT’s board of directors) as to, as of such date, the fairness, from a financial point of view, to MICT of the aggregate ownership ratio provided for in the merger pursuant to the merger agreement.

Having completed all due diligence by June 14 2022, MICT and Tingo entered into and executed an Amended and Restated Merger Agreement on June 15, 2022 (“Amended Merger Agreement”) amending the original merger agreement and MICT issued a press release announcing the transaction on the same date.

Following execution of the Amended Merger Agreement, Tingo and MICT explored ways in which the combination of the core businesses and MICT could be accomplished with the greatest speed and efficiency and on a tax-free basis. In addition, subsequent to the Amended Merger Agreement, MICT engaged Deloitte LLP as its independent accountants.

Based upon advice from each of the companies’ advisors, the parties negotiated a Second Amended and Restated Merger Agreement, a copy of which is attached to this Information Statement as Annex A (“Merger Agreement”), which restructured the Merger as a multi-phase forward-triangular Merger instead of a single phase reverse-triangular merger as had been contemplated in the Amended Merger Agreement.

On October 6, 2022, Tingo and MICT, as well as individual representatives of each company’s shareholders, executed the Merger Agreement. Each company also issued a press release on the same date.

Tingo’s Reasons for the Merger and Recommendation of the Tingo Board of Directors

In reaching the decision to proceed with the transactions contemplated by the Merger Agreement and recommend the Merger Agreement for approval by the Tingo stockholders, our Board consulted with the Company’s executive management and its legal, business and strategy consultants, and considered a variety of factors with respect to such transactions, including those matters involving Tingo discussed above in “Background of the Merger.” As discussed in greater detail below, these consultations included discussions regarding MICT and Tingo’s strategic business plans, the costs and risks of executing these business plans, the respective companies’ past and current business operations and financial condition, their future prospects, the strategic rationale for the transaction and the terms and conditions of the Merger Agreement.

The following discussion of the information and factors considered by our Board is not exhaustive. In view of the wide variety of factors considered in connection with the Merger, the Board did not consider it practical, nor did it attempt, to quantify or otherwise assign relative weight to different factors it considered in reaching its decision. In addition, individual members of the Board may have given different weight to different factors. The Board considered this information as a whole, and overall considered it to be favorable to, and in support of, its determination and recommendations.

Among the material information and factors considered by our Board were the following:

•	MICT as a Platform for Organizational Growth. The Merger could provide Tingo Mobile with the ability to combine the resources afforded to it as a subsidiary of a Nasdaq-traded company with MICT’s core business to capitalize on additional growth and development opportunities, as well as acquisition prospects;

•	MICT as a Platform for Geographic Expansion. The Merger could also provide Tingo Mobile with the ability to expand its operations into new markets where MICT has already developed expertise and relationships with key constituencies in these markets;

•	Access to Capital for Business Expansion. As of June 30, 2022, MICT had approximately $76.1 million on hand in cash. Tingo Mobile expects to be able to access a substantial portion of these cash resources in furtherance of business of the combined company;

•	Valuation. Following the Merger, with Tingo Mobile as a subsidiary of a Nasdaq-traded company, the combined enterprise could be valued by the investing public at a higher multiple of earnings, revenue or other indicator of value than has been currently applied to the business of Tingo or Tingo Mobile;

•	Market Depth. The post-Merger company is expected to have greater trading volume and market depth than currently available to Tingo, which could make the shares of the post-Merger company more attractive for acquisition targets and key employees;

•	Shareholder Base. The Merger would increase the diversity of the post-Merger company’s shareholder base, which could facilitate greater liquidity for its stockholders;

•	Visibility. Following completion of the Merger, the increased size of the combined company on a consolidated basis could increase its visibility to market researchers, analysts, industry publications, and trading firms;

•	No Financing Condition. A financing condition is not attached to the consummation of the Merger;

•	Available Alternatives. The possible alternatives to the Merger of Tingo Mobile with MICT that were discussed or considered by the Tingo Board during the previous several months, and the desirability and perceived risks of those alternatives, the potential benefits to Tingo and its stockholders of these alternatives and the timing and the likelihood of completing such alternatives, as well as the likelihood that such alternatives could result in greater value for Tingo and its stockholders, taking into account risks of execution as well as business, competitive, industry and market risks;

•	Likelihood of Completion. The Tingo Board considered that the Merger would likely be completed based on, among other things, the limited number of Closing conditions to the Merger contained in the Merger Agreement;

Our Board also considered the potential risks of the Merger, including the following:

•	Risk of Non-Completion. Although the Board considered consummation of the Merger as likely, the Board also considered the risk that the Merger may not be completed as a result of several factors, including (i) the receipt of the MICT Board of a ‘superior proposal’ as such term is defined in the Merger Agreement that would enable it to terminate the Merger Agreement, (ii) the non-fulfillment of a condition to Closing, or (iii) the occurrence of an event that would cause a material adverse effect upon the operations or financial condition of either Tingo or MICT that would prevent completion of the Merger or otherwise permit the parties thereto to withdraw from or abandon the Merger;

•	Risk of Share Price Decline. The possibility that the Tingo share price may decline because the investing public may assign lower values to MICT’s business than the values Tingo used in negotiating the terms of the Merger;

•	Lack of Accretion; Dilution. The possibility that the Merger may not be accretive to Tingo or its stockholders and that the ratio between the post-Conversion ownership of MICT by Tingo will be dilutive to the value of the holdings of Tingo and its stockholders;

•	Risk of Asset Impairment. The possibility that any goodwill or identifiable intangible assets we record due to the Merger could become impaired; and

•	Opportunity Costs. The foreclosure of other possible transformative transactions for Tingo that cannot be pursued because of the limited resources of Tingo’s management team to investigate or evaluate any such possible transactions.

The Board believed that, overall, the potential benefits of the Merger to Tingo and its stockholders outweighed the risks considered by the Board. After considering the factors discussed above, the Tingo Board (i) determined that it is advisable, fair, and in the best interests of Tingo and its stockholders, to effect the Contribution, (ii) determined that it is advisable, fair, and in the best interests of Tingo and its stockholders, to enter into the Merger agreement, (iii) adopted the Merger Agreement and approved the transactions contemplated thereby, and (iv) recommended that the stockholders of Tingo also approve the Contribution, the Merger Agreement and the Merger.

The Board realized that there can be no assurance about future results, including results considered or expected as described in the factors listed above. It should be noted that this explanation of the Board’s reasoning and all other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements” on page 15 of this Information Statement.

Interests of Executive Officers and Directors of the Company in the Merger

In considering the recommendations of the Tingo Board, Tingo stockholders should be aware that Tingo directors and executive officers may have interests in the combination including financial interests, which may be different from, or in addition to, the interests of Tingo stockholders generally. These interests are described in more detail below and, with respect to Tingo’s named executive officers (“NEOs”), are quantified under “— Quantification of Payments and Benefits to Tingo’s Named Executive Officers.” The Tingo Board was aware of and considered these interests, among other matters, in reaching its determination that the Merger is fair to and in the best interests of Tingo and its stockholders, approving and declaring advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, and recommending that Tingo stockholders approve the Actions. See the sections titled “The Merger — Background of the Merger” and “The Merger — Tingo’s Reasons for the Merger and Recommendation of the Tingo Board of Directors.”

Named Executive Officers

Tingo’s NEOs are:

•	Dozy Mmobuosi, Chief Executive Officer

•	Christopher Cleverly, President

•	Dakshesh Patel, Chief Financial Officer

•	Kenneth Denos, EVP and General Counsel

•	Rory Bowen, Chief of Staff

Share Ownership

Tingo’s directors and executive officers will not receive any of the Merger Consideration directly, but may receive certain of the Merger Consideration as a stockholder of Tingo when and if: (i) a registration statement is declared effective regarding the shares of MICT common stock underlying the Merger Consideration, and (ii) the Tingo Board determines to distribute some or all of the Merger Consideration to its shareholders. For information regarding beneficial ownership of Tingo common stock by each of Tingo’s current directors, NEOs and all directors and executive officers as a group, see the section titled “Certain Beneficial Owners of Tingo Common Stock.”

Treatment of Tingo’s Equity Awards

Tingo Restricted Stock Awards

Most of the directors and executive officers of Tingo own restricted shares of Tingo common stock that are subject to vesting provisions. Restricted stock awards were granted to executive officers and directors of Tingo under Tingo’s 2021 Equity Incentive Plan (“Incentive Plan”). As of October 20, 2022, there were outstanding unvested awards of Tingo restricted stock under the Incentive Plan covering an aggregate of 20,000,000 shares of Tingo Class A common stock, of which 11,333,334 shares were held by Tingo’s non-employee directors and 8,666,666 shares were held by Tingo’s NEOs.

The individual award agreements for the restricted stock awards granted to Tingo’s executive officers and directors do not provide for accelerated vesting in the event of a change in control and, in any event, the Merger would not be considered by the Board to be a change in control of Tingo. For information on accelerated vesting of restricted stock awards in the event of a termination of employment, see the section titled “Tingo Severance Arrangements with Named Executive Officers” below.

New Compensation Arrangements with the Combined Company

Among the conditions to Closing is that MICT Delaware Sub enter into an employment agreement with Dozy Mmobuosi, the CEO of Tingo and Tingo Mobile. Any other Tingo executive officers and directors who become officers, directors or employees or who otherwise are retained to provide services to the combined company may enter into new individualized compensation arrangements and may participate in cash or equity incentive or other benefit plans maintained by the combined company. As of the date of this Information Statement, it is expected that, contingent upon the consummation of the Merger, effective with the closing date, Tingo and the combined company will enter into new executive employment agreements with certain of Tingo’s other NEOs.

Tingo Severance Arrangements with Named Executive Officers

Each of Tingo’s NEOs is party to an employment agreement with Tingo. In accordance with the terms of their employment agreements, Tingo’s NEOs may be entitled to severance payments if their employment is terminated under certain circumstances.

These agreements provide that each NEO will be entitled to specified severance benefits if his employment is terminated without “cause” or in the event of a change in control of Tingo. Because the Merger has been structured so as to maintain intact the existing corporate structure, ownership, directors, and executive management of Tingo, we do not believe that any such severance benefits will become payable solely as a result of the Merger. As disclosed above under “New Compensation Arrangements with the Combined Company,” certain of Tingo’s NEOs are expected to be retained as executive officers of MICT Delaware Sub following the Closing date of the Merger.

In addition, certain of Tingo’s NEOs hold restricted stock awards which have not yet fully vested. The award agreements entered into by Tingo with these NEOs each provide for accelerated vesting of all shares of restricted stock granted to the NEO if his employment is terminated under certain circumstances. The award agreements provide that the NEO’s shares will immediately vest and not be subject to forfeiture in the event the NEO is “constructively terminated” or the NEO is terminated without “cause.”

The following table represents severance benefits and payments to which our NEOs are entitled in the event of a termination of their service agreements or employment with the Company, none of which will occur solely as a result of the Merger. For purposes of estimating the value of equity awards, we have used $1.50, which is the closing trading price of our common stock on the day prior to the date of this Information Statement. This narrative and the table that follows are estimates based on multiple assumptions that may or may not actually occur. Accordingly, the actual amounts, if any, to be received by a Tingo NEO may differ from the amounts set forth below.

Severance Compensation

Name	Cash ($)(1)(3)	Equity ($)(2)	Total ($)
Dozy Mmobuosi(4)	$600,000	—	600,000
Christopher Cleverly	$500,000	3,500,000	4,000,000
Dakshesh Patel	$500,000	3,500,000	4,000,000
Kenneth Denos	$480,000	3,500,000	3,980,000
Rory Bowen(4)	$144,000	4,166,666	4,310,666

(1)      Reflects a lump sum amount equal to the value of 12 months of salary. The cash amounts in this column are all payable solely in connection with a qualifying termination of employment by Tingo without “cause,” or a change of control of Tingo. No such amounts are payable solely in connection with completion of the Merger.

(2)      Reflects the value of single-trigger vesting of outstanding restricted stock awards in connection with an actual or constructive termination of employment, or a change of control of Tingo, neither of which will occur as a result of the Merger. We have estimated the value of these awards based on $1.50 – the closing trading price of the Company’s common stock on the day prior to the date of this Information Statement.

(3)      Excludes accrued vacation pay, sick days, or holidays, any health insurance contributions pursuant to the Consolidated Omnibus Budget Reconciliation Act (COBRA) or equivalent act in the United Kingdom, bonuses earned, or standard payments paid generally to employees of Tingo at termination.

(4)      Severance payment converted from UK Pounds Sterling into USD at the spot exchange rate on October 19, 2022.

In addition to not being entitled to receive any Merger-related compensation or severance benefits from the Company relating to the Merger, no Tingo NEO is eligible to receive any type of compensation from MICT that is based on or otherwise relates to the Merger.

Quantification of Payments and Benefits to Tingo’s Named Executive Officers

Golden Parachute Compensation Disclosure

In accordance with Item 402(t) of Regulation S-K, we have examined the estimated amounts, if any, of compensation and benefits that each Tingo NEO could receive that are based on or otherwise relate to the Merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section such term is used to describe the Merger-related compensation payable to Tingo’s NEOs. We have determined, for the purposes of this golden parachute disclosure, the amount of payments and benefits (on a pre-tax basis) that each of Tingo’s NEOs would receive, using the following assumptions:

•	the closing of the Merger occurring on December 31, 2022 (which is the assumed date solely for purposes of this Information Statement including this golden parachute compensation disclosure);

•	the Tingo NEOs having a qualifying termination of employment that results in severance benefits becoming payable under their employment agreements, and the occurrence of vesting acceleration under the restricted stock award agreements, in each case without taking into account any possible reduction that might be required to avoid the excise tax in connection with Section 280G under Section 4999 of the Code; and

•	equity awards that are outstanding as of the date of this Information Statement, assuming that the Tingo NEO remains in continuous service through to the date of completion of the Merger.

Based on the foregoing, none of our NEOs will be entitled to receive compensation, whether in cash or in securities or property of the Company, relating to the Merger.

Membership on the Board of Directors of MICT

In accordance with the Merger Agreement, Tingo is entitled to appoint two (2) individuals to serve on the MICT Board of Directors.  The two individuals selected by Tingo for appointment to the MICT board of directors are John J. Brown and Kenneth Denos.

U.S. Federal Income Tax Consequences of the Merger to the Company and its Stockholders

We and MICT have structured the Merger as a forward triangular merger of MICT BVI Sub and Tingo BVI Sub. Consequently, we do not expect any material U.S. federal income tax consequences to the Company or its existing stockholders that will result from the issuance of the Merger Consideration, the conversion of the Series A Preferred Stock, or the conversion of the Series B Preferred Stock.

Anticipated Accounting Treatment

The Merger will be accounted for as a forward triangular merger under the acquisition method of accounting. Under the acquisition method of accounting, MICT will be treated as the accounting acquirer and Tingo BVI Sub and its subsidiaries will be treated as the “acquired” company for financial reporting purposes because, immediately upon the Closing, Tingo will hold less than 20.0% of the voting interest of MICT. Therefore, the consideration paid in connection with the Merger will be allocated to Tingo Mobile’s assets and liabilities assumed based on their fair market values. The assets and liabilities and results of operations of the Tingo Mobile will be consolidated into the results of operations of MICT as of the effective time of the Merger. These allocations will be based upon a valuation that has not yet been finalized.

As a holder of common and preferred stock of MICT, we will be required to classify our publicly-traded investments in these equity securities into three categories: (i) trading securities, (ii) available-for-sale securities or (iii) held-to maturity securities. Publicly-traded securities are classified as trading securities and reported at fair value, with changes in fair value recorded in the “Other Income” section of our Statement of Operations. Private securities will be reported at fair value pursuant to the fair value option for financial assets and financial liabilities available under provisions of accounting principles generally accepted in the United States of America (“GAAP”), with changes in fair value also recorded in the “Other Income” section of our Statement of Operations.

Nasdaq Change of Control Approval

Because the conversion of the Series A Preferred Stock would result in Tingo holding more than 19.9% of the issued and outstanding shares of MICT, Nasdaq rules require the conversion and subsequent issuance of MICT common stock to be approved by MICT shareholders. For similar reasons, Nasdaq rules will also require MICT shareholder approval for the conversion and subsequent issuance of MICT common stock in connection with the conversion of the Series B Preferred Stock. In the case of both the Series A Preferred Stock conversion and the Series B Preferred Stock conversion, MICT will seek shareholder approval pursuant to special meetings of its shareholders and will file with the SEC and mail to MICT shareholders, separate proxy statements complying with the requirements of Section 14A under the Exchange Act.

It is a condition to the closing of the Merger that the Common Consideration Shares and the common stock of the Company issuable upon conversion of the Preferred Consideration Shares be approved for listing on Nasdaq. As discussed above, the Consideration Shares, although approved for listing, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements (see “—Federal Securities Law Consequences” below).

Federal Securities Law Consequences

At the Closing, MICT will deliver the Merger Consideration to Tingo, consisting of the Common Consideration Shares, the Series A Preferred Stock, and the Series B Preferred Stock. None of the Merger Consideration or any shares of MICT common stock into which they may be converted will initially be registered under the Securities Act of 1933 (the “Securities Act”). Instead, the Merger Consideration provided to Tingo will be issued pursuant to a private placement exemption under Section 4(a)(2) of the Securities Act or other available exemptions. As soon as practicable following the Series B Conversion, however, MICT will file a registration statement with the SEC on Form S-4 to register the MICT common stock underlying the Merger Consideration. Unless and until this registration statement is declared effective by the SEC, such shares may not be resold by Tingo or distributed to its shareholders except pursuant to an applicable exemption from registration.

In addition to resale restrictions as may be applicable to the Merger Consideration under the Securities Act, Tingo and certain of its shareholders will also be subject to certain contractual resale restrictions.

Expected Timing of the Merger

We expect to complete the Merger during the fourth quarter of 2023, and we expect the MICT shareholders to approve the Series A Conversion within thirty days thereafter. During the first quarter of 2022, we expect MICT to submit a Change of Control application to Nasdaq and also seek shareholder approval of the Series B Conversion, both of which we expect to be approved in the second quarter of 2023. The Closing of the Merger and the subsequent Conversions are both subject to a number of conditions and uncertainties. See “The Merger Agreement” beginning on page 80 of this Information Statement and “Risk Factors—The Merger and the Conversions may not be completed, which could adversely affect our business operations and stock price and subject us to a number of risks” beginning on page 17 of this Information Statement for further information.

Appraisal or Dissenters’ Rights

Holders of our Class A or Class B common stock will not be entitled to exercise appraisal or dissenters’ rights under Nevada law in connection with the Merger or the issuance of the Merger Consideration pursuant to the Merger.

THE MERGER AGREEMENT

The following discussion sets forth the principal terms of the Merger Agreement, a copy of which is attached as Annex A to this Information Statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not by this discussion, which is summary by nature. This discussion is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement. You are encouraged to read the Merger Agreement carefully in its entirety, as well as this Information Statement and any documents incorporated by reference herein. The Merger Agreement has been attached as an annex to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about MICT, the Company or Tingo Mobile. The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and shareholders accordingly should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of MICT, the Company, Tingo Mobile, or any of their respective subsidiaries or affiliates. In addition, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules exchanged between MICT and Tingo in connection with the execution of the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties to the Merger Agreement and the Merger contained in, or incorporated by reference into, this Information Statement.

Terms of the Merger; Merger Consideration

Pursuant to the Merger Agreement, (i) Tingo will form a British Virgin Islands company and wholly-owned subsidiary (“Tingo BVI Sub”) and transfer into Tingo BVI Sub all of its rights, title, interest and liabilities in Tingo Mobile, and (ii) MICT will form a Delaware corporation and wholly-owned subsidiary (“MICT Delaware Sub”) and cause MICT Delaware Sub to form a British Virgin Islands company and wholly-owned subsidiary of MICT Delaware Sub (“MICT BVI Sub”).

Subject to the terms and conditions set forth in the Merger Agreement, upon the consummation of the transactions contemplated therein, MICT BVI Sub will merge with and into Tingo BVI Sub, with MICT BVI Sub continuing as the surviving company of the Merger and a wholly-owned subsidiary of MICT Delaware Sub. As consideration for the Merger, Tingo will receive from MICT: (i) 25,783,675 shares of MICT Common Stock (equal to approximately 19.9% of the total issued and outstanding MICT Common Stock); (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of MICT Common Stock (equal to approximately 20.1% of the total issued and outstanding MICT Common Stock); and (iii) 46,643.83 shares of Series B Preferred Stock convertible into 466,438,345 shares of MICT Common Stock (equal to approximately 35.0% of the total issued and outstanding MICT Common Stock), provided that 5% of the foregoing consideration shall be withheld in escrow to secure certain indemnification obligations of Tingo.

Upon completion of the Merger and the conversion of Series A Preferred Stock and Series B Preferred Stock into MICT Common Stock, Tingo is expected to own approximately 75.0% of the outstanding shares of the combined company and current MICT stockholders are expected to own approximately 25.0% of the outstanding shares of the combined company.

Completion of the Merger

Unless the parties agree otherwise, the Closing will take place on the second business day after the satisfaction or waiver (subject to applicable law) of the conditions to the closing to the Merger Agreement have been satisfied or waived. The Merger will be effective on the date shown on the Articles of Merger filed with the Registrar of Corporate Affairs of the British Virgin Islands, in accordance with the BVI Business Companies Act (as revised) of the British Virgin Islands.

Representations and Warranties

The Merger Agreement contains a number of representations and warranties by each of MICT, MICT Delaware Sub, Tingo BVI Sub and Tingo as of the signing of the Merger Agreement and as of the date of the Closing (except in the case of parties to be formed and to become subsequent parties by joinder to the Merger Agreement, such subsequent party to make its representations and warranties from the date as of which it becomes a party to the Merger Agreement). Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means, with respect to any specified person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or (b) the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Merger Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement. The representations and warranties made by MICT and Tingo are customary for transactions similar to the transactions contemplated by the Merger Agreement.

Under the Merger Agreement, Tingo is required to indemnify MICT for losses arising from certain indemnifiable matters, subject to an indemnity period of two years. A number of shares equal to 5% of each of the shares of MICT common stock, Series A Preferred Stock and Series B Preferred Stock to be transferred to Tingo as Merger Consideration will be placed into an escrow with a mutually acceptable escrow agent and will serve as the source of payment for Tingo’s indemnity obligations.

Covenants of the Parties

Each of MICT and Tingo agreed to use its commercially reasonable efforts to effect the Closing. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier of the Closing or the termination of the merger agreement in accordance with its terms (the “Interim Period”), including with respect to (1) the provision of access to their properties, books and personnel; (2) the operation of their respective businesses in the ordinary course of business and subject to certain restrictions without the other party’s consent; (3) provision of their respective financial statements; (4) each party’s public filings; (5) no solicitation of competing transactions; (6) no insider trading;(7) notifications of certain consent requirements or other matters; (8) efforts to consummate the closing and obtain third party and regulatory approvals; (9) tax matters; (10) further assurances; (10) public announcements; (11) confidentiality; (12) stock exchange listing requirements; (13) post-closing Board composition; (14) formation and joinder of MICT Delaware Sub, MICT BVI Sub and Tingo BVI Sub to the Merger Agreement; (17) MICT’s efforts to cause additional MICT stockholders to sign voting and support agreements in favor of the Merger (18) MICT and Tingo mutually agreeing on a budget for Tingo for the remainder of the fiscal year ending December 31, 2023; (19) timely response by each party to SEC comments in connection with the Merger; and (20) other appropriate actions to be taken by each party to obtain (i) Nasdaq approval of a change in control of MICT and (ii) MICT stockholder approval relating to the conversion of the Series A Preferred Stock and Series B Preferred Stock. The parties also agreed that if they together decide in good faith during the Interim Period that financing is reasonably required prior to the Closing, they will reasonably cooperate to obtain financing. In addition, the Merger Agreement also includes certain customary post-closing covenants regarding indemnification of directors and officers.

The Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”) requires the approval of both MICT’s shareholders and Tingo’s stockholders. MICT agreed to promptly as practicable after the date of the Merger Agreement, prepare and file with the SEC, a proxy statement on Form S-4 (as amended, the “Proxy Statement”) in connection with the registration under the Securities Act, of the issuance of the shares of MICT common stock to be issued to Tingo and, as applicable distributed by Tingo to its shareholders, containing a proxy statement/prospectus for the purpose of MICT soliciting proxies from its stockholders to approve the Merger Agreement, the Transactions and related matters (the “MICT Stockholder Approval”) at the MICT special meeting. Tingo also agreed in the Merger Agreement to call a meeting of its shareholders (or obtain written consent from holders of a majority of its voting securities) as promptly as practicable after the Proxy Statement has become effective and use its reasonable best efforts to solicit from Tingo’s stockholders proxies (or obtain the written consent of holders of a majority of Tingo’s voting securities) in favor of the Merger Agreement and the Transactions and certain related matters (the “Tingo Stockholder Approval”), and to take all other actions necessary or advisable to secure such approvals, including enforcing the Tingo voting agreements (as described below).

The parties also agreed to take all necessary action, so that effective at the Closing, the post-closing MICT board of directors will consist of six (6) individuals, comprised of (i) two (2) directors designated by the holder of a majority of the Series B Preferred Stock (i.e., Tingo), and (ii) four (4) directors designated by MICT, at least three (3) of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, one of whom shall be Darren Mercer, in each case subject to each individual’s ability and willingness to serve and who shall serve until such individual’s successor is duly elected or appointed and qualified in accordance with applicable law.

The Parties will use commercially reasonable efforts to identify the designees in advance of and for inclusion in the Proxy Statement. In the event any designee becomes unable or unwilling to serve prior to the Effective Time on the post-closing MICT board of directors in the role identified, a replacement for such designee shall be determined prior to the Closing. MICT agreed to enter into customary indemnification agreements with such designees in form and substance reasonably acceptable to them. MICT also agreed to invite up to two (2) representatives of Tingo to attend, in a non-voting observer capacity, all meetings of the post-closing MICT Board.

The Merger Agreement further provides that, if at the time of, and as a result of, the distribution by Tingo of the MICT securities and MICT Delaware Sub securities received by Tingo in the Transactions, Dozy Mmobuosi would become the beneficial owner of more than 19.9% of the outstanding MICT common stock, then at such time all of the MICT common stock beneficially held by him will be exchanged for shares of a new series of MICT preferred stock and having such features and characteristics as MICT and Tingo may agree and carrying the full economic benefits of the shares of MICT common stock for which they were exchanged, but conferring aggregate voting rights not greater than 19.9% of the aggregate voting rights of all MICT voting securities from time to time.

The Merger Agreement contemplates that, prior to the Closing, Tingo will contribute and transfer to Tingo BVI Sub all of its interests in its direct and indirect subsidiaries (other than Tingo BVI Sub), Tingo BVI Sub will assume up to $4 million of liabilities on Tingo’s balance sheet, and MICT will pay such assumed liabilities within 30 days after the MICT Stockholder Approval (all of the foregoing transactions being collectively referred to as the “Target Contribution”). The parties to the Merger Agreement have undertaken to take all requisite action to effect the Target Contribution, and it is a condition to the Closing obligations of MICT and MICT Delaware Sub that MICT have received reasonably acceptable evidence that the Target Contribution has been effected in its entirety.

Restrictions on Solicitations of Other Offers

MICT and Tingo agreed during the Interim Period not to solicit, assist, initiate, facilitate or knowingly encourage any proposal or offer, or enter into any agreement for, an alternative competing transaction, to notify the other party as promptly as practicable in writing of the receipt of any proposals or offers or requests for information relating to an alternative competing transaction or any requests for non-public information relating to such transaction, and to keep the others informed of the status of any such requests, proposals or offers.

Notice and Information Requirements

Tingo is required to:

•	promptly (and in any event within forty-eight (48) hours of its receipt thereof) (i) notify MICT of any Tingo alternative acquisition proposal or any other written proposals or inquiries, that, to the knowledge of Tingo, is received by Tingo or any of its subsidiaries or representatives that would reasonably be expected to lead to a Tingo alternative acquisition proposal, which notice shall identify the material terms and conditions thereof and the person making any such Tingo alternative acquisition proposal (or other written proposal or inquiry that would reasonably be expected to lead to a Tingo alternative acquisition proposal), (ii) provide to MICT copies of any written documentation material to understanding such Tingo alternative acquisition proposal which is received by Tingo from the person making such Tingo alternative acquisition proposal (or other written proposal or inquiry that would reasonably be expected to lead to a Tingo alternative acquisition proposal) and (iii) notify MICT of any determination by Tingo’s board of directors regarding its recommendation with respect to such Tingo alternative acquisition proposal; and

•	keep MICT reasonably informed, on a prompt basis (but in no event later than forty-eight (48) hours), of the status and any material developments regarding any such Tingo alternative acquisition proposal or any material changes to the material terms of any such Tingo alternative acquisition proposal.

MICT is required to:

•	promptly (and in any event within forty-eight (48) hours of its receipt thereof) (i) notify Tingo of any MICT alternative acquisition proposal or any other written proposals or inquiries, that, to the knowledge of MICT, is received by MICT or any of its subsidiaries or representatives that would reasonably be expected to lead to a MICT alternative acquisition proposal, which notice shall identify the material terms and conditions thereof and the person making any such MICT alternative acquisition proposal (or other written proposal or inquiry that would reasonably be expected to lead to a MICT alternative acquisition proposal), (ii) provide to Tingo copies of any written documentation material to understanding such MICT alternative acquisition proposal which is received by MICT from the person making such MICT alternative acquisition proposal (or other written proposal or inquiry that would reasonably be expected to lead to a MICT alternative acquisition proposal) and (iii) notify Tingo of any determination by MICT’s board of directors regarding its recommendation with respect to such MICT alternative acquisition proposal; and

•	keep Tingo reasonably informed, on a prompt basis (but in no event later than forty-eight (48) hours), of the status and any material developments regarding any such MICT alternative acquisition proposal or any material changes to the material terms of any such MICT alternative acquisition proposal.

Certain Definitions

For purposes of the Merger Agreement:

•	a “Tingo alternative acquisition proposal” is any proposal or offer made by any person (other than MICT, Merger Sub) or group of persons as defined in Section 13(d)(3) of the Exchange Act to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions, (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of more than twenty percent (20%) of any class of equity securities of Tingo pursuant to a merger, reorganization, recapitalization, consolidation or other business Merger, sale of shares of capital stock by Tingo, tender offer, exchange offer or similar transaction or (ii) any one or more assets or businesses of Tingo and its subsidiaries that constitute more than twenty percent (20%) of the consolidated revenues or assets of Tingo and its subsidiaries, taken as a whole;

•	a “MICT alternative acquisition proposal” is any proposal or offer made by any person (other than Tingo or any of its affiliates) or group of persons as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) to purchase or otherwise acquire, directly or indirectly, in one transaction or a series of transactions, (i) beneficial ownership (as defined under Section 13(d) of the Exchange Act) of more than twenty percent (20%) of any class of equity securities of MICT pursuant to a merger, reorganization, recapitalization, consolidation or other business Merger, sale of shares of capital stock by MICT, tender offer, exchange offer or similar transaction or (ii) any one or more assets or businesses of MICT and its subsidiaries that constitute more than twenty percent (20%) of the consolidated revenues or assets of MICT and its subsidiaries, taken as a whole;

•	a “Tingo superior proposal” is any alternative acquisition proposal (with all percentages in the definition of “Tingo alternative acquisition proposal” increased to fifty percent (50%)) made by any person or group of persons (other than MICT, MICt Delaware Sub, Tingo or any of their respective affiliates), that did not arise out of a material breach of the no-shop provisions under the Merger Agreement as described under the section titled “ — Tingo No-Shop Period”, on terms that the Tingo board of directors determines in good faith, after consultation with its outside legal counsel and financial advisors and considering such factors as the Tingo board of directors considers to be appropriate, are more favorable to Tingo’s stockholders than the transactions contemplated by the Merger Agreement, taking into account all terms and conditions of such transaction (including, as applicable, any changes to the terms of the Merger Agreement committed to by MICT to Tingo in writing in response to such Tingo alternative acquisition proposal, any breakup fees, expense reimbursement provisions and financial terms);

•	a “MICT superior proposal” is any alternative acquisition proposal (with all percentages in the definition of “MICT alternative acquisition proposal” increased to fifty percent (50%)) made by any person or group of persons (other than MICT, MICT Delaware Sub, Tingo or any of their respective affiliates) (i) that did not arise out of a material breach of the no-shop provisions under the Merger Agreement as described under the section titled “— MICT No-Shop Period”, on terms that the MICT board of directors determines in good faith, after consultation with its outside legal counsel and financial advisors and considering such factors as the MICT board of directors considers to be appropriate, are more favorable to MICT’s stockholders than the transactions contemplated by the Merger Agreement, taking into account all terms and conditions of such transaction (including, as applicable, any changes to the terms of the Merger Agreement committed to by Tingo to MICT in writing in response to such MICT alternative acquisition proposal, any breakup fees, expense reimbursement provisions and financial terms) and (ii) (a) that is conditioned upon the termination of the Merger Agreement or any other failure of the Merger to be consummated or (b) that otherwise does not expressly endorse or support the merger agreement and the consummation of the Merger; and

•	an “excluded party” is a person or group of persons who, prior to Tingo no-shop period start date, has submitted a written Tingo alternative acquisition proposal to Tingo or one of its representatives, and the Tingo board of directors has determined prior to the Tingo no-shop period start date in good faith after consultation with outside legal and financial advisors that such Tingo alternative acquisition proposal either constitutes a Tingo superior proposal or would reasonably be expected to lead to a Tingo superior proposal; provided, however, that a person or group of persons will immediately cease to be an excluded party if such Tingo alternative acquisition proposal is withdrawn by such person or group of persons, it being understood that a modification of a Tingo alternative acquisition proposal submitted by a person or group of persons will not be deemed to be a withdrawal or termination of a Tingo alternative acquisition proposal by such person or group of persons, but only if the Tingo board of directors has determined in good faith after consultation with outside legal and financial advisors that such Tingo alternative acquisition proposal, as so modified, either constitutes a Tingo superior proposal or would reasonably be expected to lead to a Tingo superior proposal.

Changes in Board Recommendations

MICT Change in Recommendation

Notwithstanding the foregoing non-solicitation restrictions, the board of directors of MICT, or any committee thereof, may, at any time prior to the date of the MICT special meeting: (a)(i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) its recommendation that the MICT’s stockholders vote in favor of the approval of the Merger Agreement, the Merger and the other MICT Stockholder Approval Matters (the “MICT Recommendation”); (ii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any proposal for an alternative competing transactions on terms that the board of directors of MICT determines, in good faith, based upon consultations with its outside legal counsel and its financial advisors, are more favorable to the MICT’s stockholders than the Merger Agreement and the transactions contemplated hereby, taken as a whole, after giving effect to any adjustments to the terms and conditions of the Merger Agreement agreed to in writing by Tingo in response to such proposal, and is reasonably likely to be consummated (the “MICT Superior Offer”); (iii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, or allow MICT to execute or enter into, any agreement related to an MICT Superior Offer; (iv) enter into any agreement, letter of intent, or agreement in principle requiring MICT or the effects of which is to require to abandon, terminate or fail to consummate the transactions contemplated hereby; (v) fail to recommend against a MICT Superior Offer; (vi) fail to re-affirm the MICT Recommendation at the written request of Tingo; or (vii) fail to include the MICT Recommendation in the Proxy Statement.

If, in the cases of clauses (i) through (vii) above: (x) an unsolicited, bona fide written offer is made to MICT by a third party for an acquisition proposal; (y) the board of directors of MICT determines in good faith, after consultation with its financial advisors, that such offer constitutes a MICT Superior Offer; and (z) following consultation with outside legal counsel, the board of directors of MICT determines that the withdrawal or modification of its approval of the Merger Agreement or the transactions contemplated hereby or its recommendation that holders of the securities of MICT adopt the Merger Agreement and approve the transactions contemplated hereby is required to comply with the fiduciary duties of the board of directors of MICT to the stockholders of MICT under applicable law, but only, in the case of clause (i) through (vii) above, after providing written notice to Tingo, and if Tingo does not make an offer at least as favorable as determined in good faith by the board of directors of MICT, the board of directors of MICT may withdraw or modify its approval of the Merger Agreement or the transactions contemplated thereby or its recommendation that holders of the securities of MICT adopt the Merger Agreement and approve the transactions contemplated thereby, if the board of directors of MICT reasonably determines (after consultation with outside legal counsel) that the withdrawal or modification of such approval or recommendation is required to comply with the fiduciary duties of the board of directors of MICT to the stockholders of MICT under applicable law.

MICT Proxy Statement

On or prior to December 31, 2022, MICT shall prepare with the reasonable assistance of Tingo, and file with the SEC a Proxy Statement for the purpose of soliciting proxies from MICT stockholders to vote, at a special meeting of MICT’s stockholders, in favor of resolutions approving (i) the adoption and approval of the Merger Agreement, and the transactions contemplated thereby, in accordance with MICT’s organizational documents, the DCGL and the rules and regulations of the SEC and Nasdaq and (ii) the approval of MICT’s amended charter to in part increase the authorized capital stock of MICT; (iii) the approval of the conversion of the Series A Preferred Stock and Series B Preferred Stock into MICT Common Stock; and (iv) such other matters as MICT and Tingo shall mutually determine to be necessary or appropriate in order to effect the Merger and the other transactions contemplated by the Merger Agreement.

MICT, with the assistance of the other Parties, shall use its commercially reasonable best efforts to promptly respond to any SEC comments on the Proxy Statement and shall otherwise use its commercially reasonable best efforts to cause the Proxy Statement to “clear” comments from the SEC and become effective. As soon as practicable following the Proxy Statement “clearing” comments from the SEC and becoming effective, MICT shall distribute the Proxy Statement to MICT’s stockholders, and, pursuant thereto, shall call a special meeting of MICT stockholders in accordance with the DGCL for a date no later than thirty (30) days following the “clearing” of comments on the Proxy Statement. If (i) MICT fails to respond to SEC comments related to the Proxy Statement within five (5) Business Days following receipt all required documentation required from third parties, including, but not limited to Tingo, auditors of each of MICT and Tingo and any other third party advisors of MICT and Tingo; (ii) MICT does not cause the Proxy Statement to be mailed to its stockholders within ten (10) days following SEC clearance; or (iii) a quorate meeting of MICT’s stockholders is not duly convened for the purpose of obtaining the approvals for the conversion of the Series A Preferred Stock and Series B Preferred Stock within forty (40) days following the mailing of the Proxy Statement to MICT’s stockholders, then unless prohibited by Delaware law governing distributions to stockholders, all issued and outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall be immediately and automatically redeemed by the Corporation, and all accrued and unpaid dividends thereon to the date of redemption extinguished, and Tingo shall obtain 93.3% ownership in MICT Delaware Sub following such issuance and MICT shall own 6.7% of MICT Delaware Sub.

Tingo Information Statement

As promptly as practicable, Tingo shall prepare with the reasonable assistance of MICT, and file with the SEC an Information Statement (as amended, the “Information Statement”) for the purpose of informing Tingo’s stockholders of the matters approved by Tingo by written consent. This Information Statement constitutes the required Information Statement under the Merger Agreement. The Information Statement shall include information regarding (i) the adoption and approval of the Merger Agreement by the holders of Tingo’s common stock; and (ii) the approval of such other matters as Tingo and MICT mutually determine to be necessary or appropriate in order to effect the Merger and the other transactions contemplated by the Merger Agreement. In connection with the Information Statement, Tingo will file with the SEC financial and other information about the transactions contemplated by the Merger Agreement in accordance with applicable law and applicable written consent rules set forth in Tingo’s Articles of Incorporation or Bylaws and the rules and regulations of the SEC. Tingo shall use its best efforts take any and all reasonable and necessary actions required to satisfy the requirements of the Exchange Act and other applicable laws in connection with the Information Statement.

Tingo, with the assistance of MICT, shall use its best efforts to promptly respond to any SEC comments on the Information Statement and shall otherwise use its commercially reasonable best efforts to cause the Information Statement to “clear” comments from the SEC. As soon as practicable following the Information Statement “clearing” comments from the SEC and becoming effective, Tingo shall distribute the Information Statement to Tingo’s stockholders. If (i) Tingo fails to respond to SEC comments related to the Information Statement within five (5) Business Days following receipt of all required documentation required from third parties, including, but not limited to MICT, auditors of each of MICT and Tingo and any other third party advisors of MICT and Tingo; (ii) Tingo does not cause the Information Statement to be mailed to its stockholders within ten (10) days following SEC clearance; or (iii) the required stockholder approval from Tingo’s stockholders has not been received by December 1, 2022, Tingo shall pay to MICT an amount equal to $50,000 per day of delay, and if the Tingo has not obtained the required approval from its stockholders by January 1, 2023, Tingo shall pay to MICT an amount equal to $10,000,000 in partially liquidated damages.

Indemnification and Insurance

The Merger Agreement requires MICT to cause the surviving corporation and its subsidiaries, to the fullest extent permitted by law, (i) to indemnify each indemnified person to the same extent and under the same conditions and procedures as such indemnified person is entitled on the date the Merger Agreement under the organizational documents of Tingo (or the organizational documents of any subsidiary of Tingo) in connection with any claim, action, suit, proceeding or investigation based directly or indirectly (in whole or in part) on, or arising directly or indirectly (in whole or in part) out of, the fact that such person was an officer or director of Tingo or any of its subsidiaries, or is or was serving at the request of Tingo as an officer or director of another corporation, joint venture or other enterprise or general partner of any partnership or a trustee of any trust, whether pertaining to any matter arising before or after the effective time and (ii) to honor and fulfill, in all respects, the obligations of Tingo and its subsidiaries pursuant to any indemnification agreements between Tingo and any of its subsidiaries, on the one hand, and any indemnified person set forth on the Tingo disclosure schedule to the Merger Agreement or that use the same form in all material respects as the form of indemnification agreement filed by Tingo with the SEC.

The surviving corporation (i) may not amend, repeal or otherwise modify the exculpation, indemnification and advancement of expenses provisions of Tingo’s and any of its subsidiaries’ organizational documents or in any indemnification contracts of Tingo or its subsidiaries with any of their respective directors, officers or employees as in effect immediately prior to the effective time in each case in any manner that would adversely affect the rights thereunder of any individuals who at the effective time were current or former directors, officers or employees of Tingo or any of its subsidiaries.

The Merger Agreement permits Tingo BVI Sub to purchase a six-year “tail” prepaid officers’ and directors’ liability insurance policy prior to the completion of the Merger covering and for the benefit of each indemnified person. MICT will not terminate such policy and will cause all obligations thereunder to be honored by it and the surviving corporation.

For purposes of the Merger Agreement, an “indemnified person” is any person who is now, or has been at any time prior to the effective time, (x) an officer or director of Tingo or any of its subsidiaries or (y) serving at the request of Tingo as an officer or director of another corporation, joint venture or other enterprise or general partner of any partnership or a trustee of any trust.

Conditions to Completion of the Merger

The Merger Agreement contains customary conditions to closing, including the following mutual conditions of the parties (unless waived): (i) the Tingo Stockholder Approval; (ii) the MICT Stockholder Approval; (iii) approvals of any required governmental authorities and completion of any antitrust expiration periods; (iv) receipt of specified third party consents; (v) no law or order preventing the Merger; (vi) the satisfaction of regulatory requirements; (vii) the appointment of the post-closing MICT board of directors and officers of MICT as of the Closing, as noted above; (viii) the Proxy Statement having been declared effective by the SEC; (ix) approval of the issuance of MICT common stock, in connection with the Merger, for listing on Nasdaq, subject to official notice of issuance; and (x) delivery and execution of the Amended Purchaser Loan by the parties.

In addition, unless waived by Tingo, the obligations of Tingo to consummate the Merger are subject to the satisfaction of the following additional closing conditions, in addition to the delivery by MICT of customary certificates and other Closing deliverables: (i) the representations and warranties of MICT being true and correct as of the date of the Closing, except to the extent made as of a particular date (subject to certain materiality qualifiers); (ii) MICT and MICT Delaware Sub having performed in all material respects their respective obligations and complied in all material respects with their respective covenants and agreements under the Merger Agreement required to be performed or complied with by them on or prior to the date of the Closing; (iii) the absence of any Material Adverse Effect with respect to MICT since the date of the Merger Agreement which is continuing and uncured; (iv) the delivery by MICT of ) lock-up agreements from certain MICT stockholders; and (v) a general release which releases Tingo from claims from MICT covering the period prior to the execution of the Merger Agreement.

Unless waived by MICT, the obligations of MICT, MICT Delaware Sub and MICT BVI Sub to consummate the Merger are subject to the satisfaction of the following additional closing conditions, in addition to the delivery by Tingo and Tingo BVI Sub of customary certificates and other closing deliverables: (i) the representations and warranties of Tingo and Tingo BVI Sub being true and correct as of the date of the Closing, except to the extent made as of a particular date (subject to certain materiality qualifiers); (ii) each of Tingo and Tingo BVI Sub having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with or by it on or prior to the date of the Closing; (iii) the absence of any Material Adverse Effect with respect to Tingo or its subsidiaries since the date of the Merger Agreement which is continuing and uncured; (iv) the delivery by Tingo of lock-up agreements from Tingo stockholders that are officers, directors or 5% stockholders of Tingo to subject their Merger Consideration to a six-month lock-up; (v) MICT’s receipt of an employment agreement with Dozy Mmobuosi; (vi) a general release which releases MICT from claims from Tingo covering the period prior to the execution of the Merger Agreement; and (vii) MICT shall have received evidence of the effectiveness of the Target Contribution.

Termination of the Merger Agreement

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including: (i) by mutual written consent of MICT and Tingo; (ii) by either MICT or Tingo if a governmental authority of competent jurisdiction has issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger, and such order or other action has become final and non-appealable; (iii) by either MICT or Tingo in the event of the other party’s uncured breach, if such breach would result in the failure of a closing condition and is incapable of being cured or isn’t cured within 30 days after notice of such breach; (iv) by MICT if there has been a Material Adverse Effect on Tingo and its subsidiaries taken as a whole following the date of the Merger Agreement that remains uncured and continuing; (v) by either MICT or Tingo if the shareholders of MICT or Tingo, respectively, do not provide the necessary stockholder approval at a the special shareholder meeting held by MICT and Tingo, respectively; and (vi) by MICT, if within forty-five (45) days after execution of the Merger Agreement, Tingo has not duly filed certain SEC reports as further delineated in the Merger Agreement.

If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement (except for certain obligations related to publicity, confidentiality, fees and expenses, no recourse, termination and general provisions) will terminate, and no party to the Merger Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Merger Agreement prior to termination. The Merger Agreement provides that MICT must pay Tingo a termination fee equal to $5,000,000 in the event that either party chooses to terminate the Merger upon MICT accepting a Superior Offer as defined in the Merger Agreement after consultation with its legal and financial advisors and in the event of certain specified circumstances, such as by way of the board of MICT withdrawing its approval of the Merger Agreement or otherwise changing its recommendation that MICT’s shareholders vote in favor of consummating the Merger.

Series A Trigger Event

Upon the approval of MICT’s stockholders, each share of Series A Preferred Stock issued by MICT to Tingo shall automatically convert into 10,000 shares of MICT Common Stock in accordance with the terms of the Series A Preferred Stock certificate of designation. If such stockholder approval is not obtained by June 30, 2023, all issued and outstanding shares of Series A Preferred Stock shall be redeemed by MICT in exchange for Tingo receiving 27% of the total issued and outstanding shares of MICT Delaware Sub (“Series A Redemption”).

Series B Trigger Event

Upon approval by Nasdaq of the change of control of MICT and upon the approval of MICT’s stockholders, each share of Series B Preferred Stock issued by MICT to Tingo shall automatically convert into 10,000 shares of MICT Common Stock in accordance with the terms of the Series B Preferred Stock certificate of designation. If such stockholder or Nasdaq approval is not obtained by June 30, 2023, Tingo shall have the right to (i) cause the Series A Redemption to take place within 90 days; and (ii) cause MICT to redeem all of the Series B Preferred Stock in exchange for (x) $666,666,667 or (y) an amount of common stock of MICT Delaware Sub equivalent in value to $666,666,667 (reduced from the aggregate value of the Series B Preferred Stock at issuance, which is $1,000,000,000).

No Third Party Beneficiaries

While the Merger Agreement is not intended to confer upon you or any person other than Tingo, MICT, MICT Delaware Sub any rights or remedies, it provides limited exceptions, including, following the Closing, the right of Tingo or its stockholders to receive the Merger Consideration and the rights of holders of Tingo equity awards to receive certain consideration or, following the termination of the Merger Agreement, the right of Tingo to seek damages on behalf of Tingo stockholders, which may include damages based on a decrease in share value or lost premium. Tingo’s directors and officers will continue to have indemnification and liability insurance coverage after the completion of the Merger. Additionally, the Merger Agreement confers upon the financing sources certain rights, including the rights to enforce (i) the agreement by Tingo and MICT to submit to the jurisdiction of the courts of the State of Delaware and the Delaware Court of Chancery and in certain situations the Federal courts of the United States of America located in the State of Delaware in respect of the interpretation and enforcement of the provisions of the Merger Agreement and the documents referred to therein and (ii) the waiver by each of Tingo, MICT, MICT Delaware Sub of a jury trial in any dispute arising out of or relating to the commitment letter or the financing.

Specific Performance

The parties agreed in the Merger Agreement that irreparable damage would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached, and that no adequate remedy at law would exist for such occurrence. The parties agreed that they shall be entitled to seek an injunction or injunctions to prevent breaches of the Merger Agreement and to enforce specifically the performance of terms and provisions of the Merger Agreement without proof of actual damages. The parties further agreed not to assert that a remedy at law would be adequate.

HOUSEHOLDING OF MATERIALS

SEC rules permit registrants to send a single Information Statement to any household at which two or more stockholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of common stock. If your family has multiple accounts by which you hold common stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the Information Statement or wish to revoke your decision to household, and thereby receive multiple Information Statements. Those options are available to you at any time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AS OF THE DATE OF THE INFORMATION STATEMENT

Class A Common Stock

The following table shows the amount of Tingo’s Class A common stock beneficially owned (unless otherwise indicated) as of the date of this Information Statement, by (1) any person known to Tingo to be the beneficial owner of more than 5% of the outstanding shares of Tingo’s Class A common stock, (2) each director of Tingo, (3) each NEO, and (4) all directors/director nominees and executive officers as a group. The applicable percentage ownership is based upon 1,227,516,211 shares of Class A common stock issued and outstanding.

The number of shares of Class A Common stock beneficially owned by each entity, person, director, or executive officer of Tingo is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of the date of this Information Statement, or within 60 days after the date of this Information Statement, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge, each individual has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the table.

Name	Sole Voting and Investment Power	Other Beneficial Ownership	Total	Percent of Class Outstanding
Adewale Adebayo	6,153,775	—	6,153,775	*
Rory Bowen(1)	6,573,447	—	6,573,447	*
John Brown	10,000,000	—	10,000,000	*
Christopher Cleverly	11,573,447	—	11,573,447	*
Kenneth Denos(1)	11,573,447	—	11,573,447	*
Christophe Charlier	10,000,000	—	10,000,000	*
Gurjinder Johal	6,500,000	—	6,500,000	*
Leslie Kasumba	1,229,378	—	1,229,378	*
Dozy Mmobuosi(2)	148,309,577	691,203,173	839,512,750	68.39%
Onyekachi Onubogu	6,376,273	—	6,376,273	*
Dakshesh Patel	11,573,447	—	11,573,447	*
Derrick Randall	6,146,894	—	6,146,894	*
Tingo International Holdings, Inc.	691,203,173	—	691,203,173	56.31%
All directors and executive officers as a group (12 persons)	236,009,685	691,203,173	927,212,858	75.54%

*        Indicates less than one percent

(1)      Mr. Bowen serves as Tingo’s Chief of Staff. Mr. Denos serves as Tingo’s Executive Vice President and General Counsel, neither of Messrs. Bowen or Denos are directors of Tingo.

(2)      Includes 691,203,173 shares held by Tingo International Holdings, Inc. of which Mr. Mmobuosi is the Chief Executive Officer and controlling beneficial owner.

Class B Common Stock

The following table shows the amount of Tingo’s Class B common stock beneficially owned (unless otherwise indicated) as of the date of this Information Statement, by (1) any person known to Tingo to be the beneficial owner of more than 5% of the outstanding shares of Tingo’s Class B common stock, (2) each director of Tingo, (3) each NEO, and (4) all directors and executive officers as a group. The applicable percentage ownership is based upon 65,000,000 shares of Class B common stock issued and outstanding.

The number of shares of Class B Common stock beneficially owned by each entity, person, director, or executive officer of Tingo is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of the date of this Information Statement, or within 60 days after the date of this Information Statement, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge, each individual has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the table.

Name	Sole Voting and Investment Power	Other Beneficial Ownership	Total	Percent of Class Outstanding
Adewale Adebayo	—	—	—	*
Rory Bowen(1)	—	—	—	*
John Brown	—	—	—	*
Christopher Cleverly	—	—	—	*
Kenneth Denos(1)	—	—	—	*
Christophe Charlier	—	—	—	*
Gurjinder Johal	—	—	—	*
Leslie Kasumba	—	—	—	*
Dozy Mmobuosi	61,000,000	—	61,000,000	93.85%
Onyekachi Onubogu	—	—	—	*
Dakshesh Patel	—	—	—	*
Derrick Randall	—	—	—	*
All directors and executive officers as a group (12 persons)	61,000,000	—	61,000,000	93.85%

*        Indicates less than one percent.

(1)      Mr. Bowen serves as Tingo’s Chief of Staff. Mr. Denos serves as Tingo’s Executive Vice President and General Counsel, neither of Messrs. Bowen or Denos are directors of Tingo.

Combined Voting Power of Tingo Class A and Class B Common Stock

The following table shows the total combined voting power of Tingo’s Class A and Class B common stock beneficially owned (unless otherwise indicated) as of the date of this Information Statement, by (1) any person known to Tingo to be the beneficial owner of more than 5% of the outstanding shares of Tingo’s Class A common stock, (2) each director of Tingo, (3) each named executive officer, and (4) all directors and executive officers as a group. The applicable percentage ownership is based upon 1,877,516,211 votes, represented by 1,227,516,211 shares of Class A common stock issued and outstanding (1,227,516,211 votes) and 65,000,000 shares of Class B common stock issued and outstanding (650,000,000 votes).

The number of votes held by each entity, person, director, or executive officer of Tingo is determined under SEC rules and the information is not necessarily indicative of beneficial ownership of our securities for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual had the right to acquire as of the date of this Information Statement, or within 60 days after the date of this Information Statement, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge, each individual has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the table.

Name	Class A Common Stock Votes	Class B Common Stock Votes	Total	Percent of Total Votes
Adewale Adebayo	6,153,775	—	6,153,775	*
Rory Bowen(1)	6,573,447	—	6,573,447	*
John Brown	10,000,000	—	10,000,000	*
Christopher Cleverly	11,573,447	—	11,573,447	*
Kenneth Denos(1)	11,573,447	—	11,573,447	*
Christophe Francois Charlier	10,000,000	—	10,000,000	*
Gurjinder Johal	6,500,000	—	6,500,000	*
Leslie Kasumba	1,229,378	—	1,229,378	*
Dozy Mmobuosi(2)	839,512,750	610,000,000	1,449,512,750	77.20%
Onyekachi Onubogu	6,376,273	—	6,376,273	*
Dakshesh Patel	11,573,447	—	11,573,447	*
Derrick Randall	6,146,894	—	6,146,894	*
Tingo International Holdings, Inc.	691,203,173	—	691,203,173	36.81%
All directors and executive officers as a group (12 persons)	927,212,858	610,000,000	1,537,212,858	81.87%

*        Indicates less than one percent.

(1)      Mr. Bowen serves as Tingo’s Chief of Staff. Mr. Denos serves as Tingo’s Executive Vice President and General Counsel, neither of Messrs. Bowen or Denos are directors of Tingo.

(2)      Includes 691,203,173 shares held by Tingo International Holdings, Inc. of which Mr. Mmobuosi is the Chief Executive Officer and controlling beneficial owner.

BENEFICIAL OWNERSHIP OF MICT FOLLOWING THE MERGER

The following table sets forth certain information with respect to the beneficial ownership of MICT as if the Merger were consummated, as of the date of this Information Statement, for:

•	each member of the post-closing MICT board of directors;

•	each named executive officer of MICT;

•	the members of the post-closing MICT board of directors and the MICT executive officers as a group; and

•	each person known by us to beneficially own 5% or more of the outstanding shares of MICT’s common stock.

We have determined beneficial ownership of MICT in accordance with the rules of the SEC, and therefore it represents sole or shared voting or investment power with respect to the MICT’s securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of MICT that they beneficially own, subject to community property laws where applicable. We have deemed shares of MICT common stock subject to options and restricted stock units outstanding as the date of this Information Statement that were exercisable or issuable or will become exercisable or issuable within 60 days of the date of this Information Statement to be outstanding and to be beneficially owned by the person holding the option or restricted stock unit for the purpose of computing the percentage ownership of that person, but has not treated them as outstanding for the purpose of computing the percentage ownership of any other person.

The expected beneficial ownership of MICT has been determined based upon the following: (i) the issuance of new shares of MICT to Tingo in connection with the Merger, and (ii) none of the persons set forth in the table below has purchased shares of common stock of MICT or Tingo between the date of this Information Statement and completion of the Merger.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Tingo, Inc.(2)	25,783,675	16.60%

Directors and Named Executive Officers
Robert Benton	100,000	*
John J. Brown	—	*
Hao (Kevin) Chen(3)	100,000	*
Kenneth Denos	—	*
John McMillan Scott(4)	420,000	*
Darren Mercer(5)	15,620,939	10.06%
Sir David Trippier, R.D., J.P., D.L.	40,000	*
Directors and executive officers as a group (7 persons)	16,280,939	10.48%

* Indicates less than one percent (1%)

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o MICT, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645.

(2)      Includes 25,783,675 shares of MICT common stock held directly. Excludes 26,042,808 shares of common stock issuable from the conversion of MICT Series A Preferred Stock held by Tingo, which conversion requires approval of MICT shareholders. Further excludes 336,872,138 shares of common stock issuable from the conversion of MICT Series B Preferred Stock held by Tingo, which conversion requires approval of MICT shareholders and the approval of the Nasdaq Capital Market. If the MICT Series A Preferred Stock and Series B Preferred Stock were converted, Tingo would hold 75.00% of the issued and outstanding shares of MICT common stock, calculated as of the date of this Information Statement. See “The Merger” beginning on page 69.

(3)      MICT Chief Financial Officer. Mr. Chen is not a member of the MICT Board of Directors.

(4)      Includes 100,000 shares of common stock and 100,000 shares of common stock issuable upon the exercise of stock options owned by Mr. Scott.

(5)      MICT Chief Executive Officer.

INFORMATION ABOUT MICT

MICT, Inc.

MICT is a financial technology business principally focused on the growth and development technology company currently selling insurance products across approximately 130 cities in China, with planned expansion into additional markets. MICT has developed highly scalable proprietary platforms for insurance products (B2B, B2B2C and B2C) and financial services/products (B2C), the technology for which is highly adaptable for other applications and markets. MICT has acquired and holds the requisite license and approvals with the Hong Kong Securities and Futures Commission to deal in securities and provide securities advisory and asset management services. MICT also has memberships/registrations with the Hong Kong Stock Exchange, the London Stock Exchange and the requisite Hong Kong and China Direct clearing companies. MICT’s financial services business and first financial services product, the Magpie Invest app, is able to trade securities on NASDAQ, NYSE, TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange. MICT shares have been listed for trading on The Nasdaq Capital Market under the symbol “MICT” since April 29, 2013.

Since July 1, 2020, after MICT completed its acquisition of GFHI (the “GFHI Acquisition”) pursuant to that certain Agreement and Plan of Merger entered into on November 7, 2019 by and between MICT, GFHI, Global Fintech Holding Ltd. (“GFH”), a British Virgin Islands company and the sole shareholder of GFH MICT Holdings Ltd. (“GFHI” or “MICT”), and MICT Merger Subsidiary Inc., a British Virgin Islands company and a wholly owned subsidiary of MICT (“Merger Sub”), as amended and restated on April 15, 2020 (the “Restated Merger Agreement” or “Merger”), MICT has been operating in the financial technology sector. GFHI is a financial technology company with a marketplace in China, as well as other areas of the world and is currently in the process of building various platforms for business opportunities in different verticals and technology segments in order to capitalize on such technology and business. GFHI plans to increase its capabilities and its technological platforms through acquisition and licensing technologies to support its growth efforts in the different market segments. After the Merger, MICT included the business of MICT, MICT’s wholly-owned subsidiary, operating through MICT operating subsidiaries.

Following MICT’s acquisition of Magpie Securities Limited (“Magpie”), a Hong Kong securities and investment services firm, on February 26, 2021 and the subsequent receipt of regulatory approval from the Hong Kong Securities and Futures Commission, Magpie is licensed to deal in securities, futures and options, and also undertake the business of securities advisory services and asset management.

MICT launched Magpie Invest, a global stock trading app, on September 15, 2021, through its wholly owned subsidiary, Magpie. It is a proprietary technology investment trading platform that is currently operational in Hong Kong. Magpie Invest’s technology allows the platform to connect to all major stock exchanges and MICT planned to expand into Australia and Switzerland by Q4 2022.

These opportunities will continue to be realized and executed through MICT’s business development efforts, which include the acquisition of potential target entities, business and assets (such as applicable required licenses) in the relevant business space and segments in which MICT plans to operate. MICT believes that this will allow MICT to enter into the market quickly and leverage existing assets in order to promote MICT’s growth strategy.

Prior to July 1, 2020, MICT operated primarily through its Israel-based then majority-owned subsidiary, Micronet. Micronet, through both its Israeli and U.S. operational offices, designs, develops, manufactures and sells rugged mobile computing devices that provide fleet operators and field workforces with computing solutions in challenging work environments. Micronet’s vehicle portable tablets are designed to increase workforce productivity and enhance corporate efficiency by offering computing power and communication capabilities that provide fleet operators with visibility into vehicle location, fuel usage, speed and mileage. Furthermore, users are able to manage the drivers in various aspects, such as: driver behavior, driver identification, reporting hours worked, customer/organization working procedures and protocols, route management and navigation based on tasks and time schedule. End users may also receive real time messages for various services, such as pickup and delivery, repair and maintenance, status reports, alerts, notices relating to the start and ending of work, digital forms, issuing and printing of invoices and payments. Through its SmartHub product, Micronet provides its consumers with services such as driver recognition, identifying and preventing driver fatigue, recognizing driver behavior, preventive maintenance, fuel efficiency and an advanced driver assistance system. In addition, Micronet provides TSPs a platform to offer services such as “Hours of Service.” Micronet previously commenced and continues to evaluate integration with other TSPs. On May 9, 2021, following the exercise of options by certain minority stockholders, the MICT’s ownership interest of Micronet was diluted to 49.88% and as a result the MICT is no longer required to consolidate Micronet’s financial statements with the MICT’s and include Micronet’s operating results in its financial statements.

MICT’s Insurance Business Platform

MICT is a holding company, that operates through its VIEs entities and MICT’s subsidiaries, including one insurance brokerage company, Beijing Fucheng, and two insurance agency companies, All Weather and Guangxi Zhongtong, MICT conducts insurance brokerage and agency businesses in China and operates an online platform for sales of a wide range of insurance products, including, but not limited to, automobile insurance, property and liability insurance, life insurance and health insurance, which products are underwritten by over forty insurance companies in China.

Market Opportunity

China’s insurance brokerage market has experienced rapid growth due to increased demand for insurance products in the past few years. According to iResearch report, the total insurance premium in China is expected to grow at a CAGR of 12.9% from 2019 to 2024. China is the second biggest insurance market in the world. 497 insurance broker companies, which sell insurance policies underwritten by insurance companies and design and develop insurance products themselves according to customer needs, and 1764 insurance agent companies, which are only licensed to only sell insurance policies underwritten by insurance, sold insurance products with an aggregate premium amount of 3.98 trillion RMB (approximately $0.62 trillion) in the year of 2020.

Although the size of China’s insurance market in terms of insurance premium was the second largest in the world according to the iResearch report, insurance penetration (defined as insurance premium over GDP) and insurance density (defined as insurance premium per capita) in China were still substantially lower than those in developed countries, indicating significant growth potentials. According to the 14th Five Year Plan formulated by the Chinese government, China’s insurance penetration and density are expected to reach 6.8% and RMB6,596 (approximately US$971), respectively, by 2025.

Driven by the significant medical protection gap and rising awareness for protection, the Chinese insurance market is expected to reach RMB7.8 trillion by 2024, representing a CAGR of 12.9% from 2019. Thanks to regulatory tailwinds, growth in household disposable income and increasing awareness for health protection, Chinese insurance market is expected to continue to maintain the strong growth momentum in the long term.

As set forth in the table below, the total insurance market in China in 2019 was RMB 4.3 trillion (approximately $0.68 trillion), according to a report by the China Banking and Insurance Regulatory Commission, which represents a 10% growth in market size from 2018.

	Property Insurance (Unit: RMB 100 Billion)	Life Insurance (Unit: RMB 100 Billion)	Health Insurance (Unit: RMB 100 Billion)	Accident Insurance (Unit: RMB 100 Billion)	Total (Unit: RMB 100 Billion)
2018	10.77	20.72	5.45	1.08	38.02
2019	11.65	22.75	7.07	1.18	42.65

Local insurance companies in China only offer a limited range of insurance products, which cannot meet the needs of a 1.4 billion Chinese population, as compared to the product offerings by U.S. or European insurers in those countries with a smaller population.

Through its regulatory actions, the Chinese government encourages participation of foreign investors in insurance companies and related businesses. Under the PRC law, foreign investors are permitted to have up to 100% ownership in insurance companies. Furthermore, foreign joint venture companies may transact insurance business online and offline.

Products and Services

MICT started to set up its insurance business team in China in November 2020. MICT entered into VIE Agreements with one insurance brokerage company, Beijing Fucheng, and two insurance agency companies, All Weather and Guangxi Zhongtong, to conduct its insurance brokerage and agency businesses. As of the date of this Annual Report, MICT has 120 insurance business branches in China and a business operation team with approximately 500 employees. In addition, MICT has established collaboration relationships with leading insurance companies in China, such as Th’ People’s Insurance Company of China Limited, Ping An Insurance, Pacific Insurance, Sunshine Insurance and Dadi Insurance. For the year ended December 31, 2021, MICT generated income from sales of insurance products through insurance agents, which is the traditional sales model, aka “B (business) to A (agent)” model, and recognized $42.3 million of revenues in this insurance segment.

MICT sells insurance products, mainly consisting of automobile insurance, property and liability insurance products, life insurance products and health insurance products, all of which are underwritten by insurance companies in China.

Automobile Insurance Products

MICT’s primary insurance products are automobile insurance. The standard automobile insurance policies MICT sells typically have a term of one year and cover damages caused to the insured vehicle from collision and other traffic accidents, falling or flying objects, fire, explosion and natural disasters. MICT also sell standard third-party liability insurance policies, which cover bodily injury and property damage caused in an accident involving an insured vehicle to a person not in the insured vehicle.

Property and Liability Insurance Products

MICT also offers commercial property insurance and liability insurance products. The commercial property insurance policies MIC sells typically cover damages to the insured property caused by fire, explosion, thunder and lightning. Comprehensive commercial property insurance policies generally cover damage, to the insured property caused by fire, explosion and certain natural disasters.

The liability insurance products MICT sells are primarily product liability and employer’s liability insurance products. These products generally cover losses to third parties due to the misconduct or negligence of the insured party but exclude losses due to fraud or the willful misconduct of the insured party.

Life Insurance Products

The life insurance products MICT offers can be broadly classified into three categories, as set forth below. Due to constant product innovation by insurance companies, some of the insurance products MICT offers combine features of one or more of the following categories:

•        Individual Whole Life Insurance.    The individual whole life insurance products MICT sells provide insurance for the insured’s entire life in exchange for the periodic payment of fixed premiums over a pre-determined period. The face amount of the policy or, for some policies, the face amount plus accumulated interests, is paid upon the death of the insured.

•        Individual Term Life Insurance.    The individual term life insurance products MICT sells provide insurance for the insured for a specified time period or until the attainment of a certain age, in return for the periodic payment of fixed premiums over a pre-determined period. Term life insurance policies generally expire without value if the insured survives the coverage period.

•        Group Life Insurance.    MICT sells several group life insurance products, including group health insurance. These group products generally have a policy period of one year and require a single premium payment.

Health Insurance Products

The health insurance products MICT sells generally have a policy period of one year and require a single premium payment. These products generally cover medical expenses that arise due to an illness or casualty. The products MICT offers primarily include hospitalization subsidy insurance, group health insurance, group travel casualty insurance and group insurance for senior citizens.

Other Innovative Insurance Products

MICT has also worked together with a number of insurance companies to develop proprietary insurance products, such as student safety insurance, migrant ‘workers’ wage guarantee insurance, golf sports insurance and loan credit guarantee insurance.

Services

In order to enhance customer satisfaction, MICT also provides customer with insurance plan proposal and claim service. Based on risk characteristics of the customer, MICT conducts an in-depth analysis of the risks a customer may encounter, and then uses the analysis as the basis to develop a customized risk management and transfer plan for the customer.

Additionally, as competition among insurance companies in China intensifies, some insurance companies have started to outsource their claim settlement functions to insurance claims adjusting companies. MICT has been providing its customers with insurance adjustment service.

Insurance Platform

Since the beginning of 2021, MICT has started to develop and build an online platform to help insurance brokers with client management and insurance policy sales. This platform supports insurance core data storage, policy management, insurance policy issuance, insurance agent management and service management, and auto insurance after-market (repair and maintenance for members) service management. This platform can be accessed as a mobile application from smart phones and as a built-in program on WeChat. Revenues streams for the insurance platform come from commissions earned on insurance sales, as well as from finance fees, insurer marketing fees and receiving monetization of MICT’s big data technology.

Customers

Through the VIE entities and its subsidiaries, MICT sells insurance products and provides insurance proposal and claim services to both individual and institutional customers, including but not limited to automobile owners, small, medium and large companies, employers, employees, students and their parents, migrant workers, golf players and so on. By providing quality insurance products and premium services to customers, MICT strives to build a loyal customer base.

Licenses

The VIE entities and MICT’s subsidiaries have obtained necessary approvals and licenses from the relevant PRC regulatory entities to operate insurance brokerage and agency business in China. MICT is the only company in China that has National Insurance Brokerage License, the National and Regional Insurance Agency License and the Insurance Adjuster License. The National Insurance Brokerage License enables us not only to sell policies to customers across the most developed China both online and offline, but also to design and develop insurance products and policies by ourselves as broker, which products and policies are underwritten by insurance companies, to better meet customers’ needs. The Insurance Agency License allows us to process the business all over China and locally at designated provinces by connecting to numerous insurance companies and sell a variety of existing insurance products and policies. Insurance Adjuster License allows us to inspect property damage or personal injury claims and collect information from all parties involved and assess the amount of insurance claims. Lastly but not least, MICT is also licensed to operate insurance brokerage and agency business through internet, which enable us to promote MICT’s products and service online to establish a cost-efficient, scalable and sustainable customer acquisition model.

Currently, Beijing Fucheng has valid National Insurance Brokerage License, and All Weather and Guangxi Zhongtong hold valid National and Regional Insurance Agency Licenses and Insurance Adjuster License. The relevant entities have also obtained the ICP licenses to conduct insurance transactions online, which allows customer to evaluate and purchase insurance products and/or receive customer services online.

Competitive Strengths

MICT believes the following strengths contribute to its success and differentiate MICT from its competitors:

•	Strong and Proven Execution Capabilities. MICT has 500 employees, including 450 insurance sales staff, 30 technical staffs and 20 senior management staff. Most of them have over 10 years of experience in insurance industry. These employees are located in MICT’s 120 branches across the country. MICT’s management team has a long track record of operating through large retail stores in China. MICT also has the advantage of being able to sign deals with those people and bring huge amounts of new stores, which are MICT’s new insurance sales channels onto MICT’s platform.

•	Unique and Comprehensive Insurance Licenses. MICT is the only company in China that has National Insurance Brokerage License, the National and Regional Insurance Agency License and the Insurance Adjuster License. Insurance agencies are entities that have obtained an insurance agency license from the regulator and engage in the sale of insurance products for, and within the authorization of, insurance companies. Insurance brokers are entities that have obtained an insurance broker license from the regulator and generally act on behalf the insurance applicants in seeking insurance coverage from insurance companies. Some insurance brokers also engage in reinsurance brokering and act on behalf of insurance companies in their dealings with reinsurance companies. Insurance adjuster firms are entities that have been approved by the regulator to engage in insurance adjusting activities such as the assessment, survey, authentication and loss estimation. With the licenses MICT is able to process the business throughout most of developed China, as well as rural areas across China, develop and provide comprehensive products and services by connecting to numerous insurance companies. With the broad business scope in which the licenses allow us to operate, MICT is able to serve 384 million car drivers on car insurance and repairing services, 280 million students in school and colleges and their parents on safe insurance and health insurance and 500 million farmers in rural areas on health insurance and life insurance.

•	Business Relationships. MICT has established collaboration relationships with a number of other companies, including oil and gas sector, financial services sector, large internet portals and other insurance companies in the PRC, to promote MICT’s insurance products and after-market and after-sales services offerings to their customers.

•	National Network. MICT has built up a nationwide service network including over 120 cities and 30 provinces in China. Any insurance agent, no matter where he or she lives, can register at its local branch and be qualified as an insurance agent. These branches have signed business cooperation agreements with hundreds of local insurance companies to sell their developed insurance products in the region and provide insurance after-sales services for policyholders.

•	Brand Awareness. MICT has established itself as a trusted brand through our VIE entities and subsidiaries. MICT is able to provide standard services with the prestigious brand across China.

Business Challenges

MICT is, and expects for the foreseeable future to be, subject to all the risks and uncertainties, inherent to a development-stage business and in a developing industry in China. These risks and challenges are, among other things:

•	MICT operates in an industry that is heavily regulated by relevant governmental agencies in China;

•	MICT relies on contractual arrangements with VIE entities and MICT’s subsidiaries, including Guangxi Zhongtong, Beijing Fucheng and All Weather, and their respective shareholders for MICT’s operations in China, which arrangement may not be as effective in providing operational control as direct ownership;

•	MICT’s management may lack expertise, human and capital resources to implement important strategic initiatives in all branches across China;

•	MICT may require additional capital to develop and expand MICT’s operations which may not be available to us when MICT requires;

•	MICT marketing and growth strategy may not be successful;

•	MICT’s business may be subject to significant fluctuations in operating results; and

•	MICT may not be able to attract, retain and motivate qualified professionals.

Business Strategy

MICT’s business strategy is to:

•	Upgrade the online insurance plan to attract more insurance agents users for insurance sales through MICT’s platform. MICT plans to devote significant efforts to upgrading online platform to attract individual and institutional insurance agents to register on the MICT’s platform and share commissions. MICT’s platform will provide the application programming interface to insurance agents and allow them to register as MICT’s insurance agents, sell insurance policies under MICT’s MICT’s licenses with MICT’s platform. It will also enable the agents to have access to a vast selection of insurance products and receive higher commission on MICT’s platform through competitive pricing. The platform will also provide registered insurance agents (individuals or stores) with one-stop services, such as online insurance business training, business development, product promotion, policy issuing, claims settlement and after-sales service.

•	Increase automobile insurance product offering. MICT plans to build comprehensive online automobile insurance after-market service features on its insurance platform to (i) connect automobile insurance customers with thousands of auto repair shops and auto wash stores nationwide and (ii) provide customers auto membership services, including online gas card recharge, online shopping, insurance claim settlements, roadside assistance, car wash appointment and maintenance and promotion coupons, insurance loyalty points and other related supporting services for insurance members. Through this platform, MICT will provide competitive insurance products and build a one-stop customer service system, including mobile billing function, online payment, inspection, loss assessment, online claim settlement and car purchase loans.

•	Enhance business partner network and expand distribution network. MICT is currently negotiating collaboration agreements with large organizations in postal industry and gas stations industry, lottery stores, tobacco stores, car wash and maintenance chain stores all of which have big traffic of customers. MICT aims to transform the salesperson from the retail stores into users of MICT’s insurance platform and sell the insurance products online via the platform. Through the implementation of the B (business) to A (agent) to C (customer) and both online and offline promotion service model, MICT will lay out the sales scenarios of auto insurance and non-auto insurance products to reach insurance customers offline and provide customers with insurance product sales and after-sales claim services online. MICT also plans to expand its distribution network through opening more local branches in a number of selective major cities throughout China.

•	Recruit talents and build a stronger sales force. MICT, through its VIE entities and MICT’s subsidiaries, has recruited a team of accomplished insurance industry and technology specialists, including senior executives from several of China’s largest listed and unlisted insurance companies, as well as from a number of China’s leading technology companies. MICT continues to recruit talents to join its professional team and sales force.

•	Build a comprehensive and loyal customer base. In light of MICT’s expanded business and prospect, the increased recognition of MICT’s brand, and the latest market development, MICT has aim to focus on serving 384 million car drivers on car insurance and repairing services, 280 million students in school and colleges and their parents on safe insurance and health insurance and 500 million farmers in rural area on health insurance and life insurance.

Stock Trading and Wealth Management Platform: Magpie Invest

MICT launched Magpie Invest, a global stock trading app, on September 15, 2021, through its wholly owned subsidiary, Magpie Securities Limited (“Magpie”).

Magpie Invest is a proprietary technology investment trading platform that is currently operational in Hong Kong. Magpie Invest’s technology allows the platform to connect to all major stock exchanges and MICT plans to expand into Australia and Switzerland by Q4 2022.

Following MICT’s acquisition of Huapei Global Securities, Ltd. (“Huapei”), a Hong Kong securities and investment services firm, on February 26, 2021 and the subsequent receipt of regulatory approval from the Hong Kong Securities and Futures Commission, Magpie is licensed to deal in securities, futures and options, and also undertake the business of securities advisory services and asset management.

Magpie is a member of the Hong Kong Stock Exchange, the Hong Kong Stock Exchange Clearing Company, the Hong Kong Stock Exchange China Connect and the London Stock Exchange.

In the future, Magpie intends to launch new and differentiated marketing campaigns which MICT believes may attract higher value customers. Magpie has offices in Hong Kong and Singapore and currently employs more than 50 full-time employees and 60 contract staff. Magpie aims to expand into additional jurisdictions and geographical markets, both within Asia and other regions of the world.

The Platform for Securities Trading

MICT believes it offers a unique user experience built upon a scalable and secure platform. The platform is designed to serve the emerging affluent Chinese population and diaspora, and targets generation Z and the millennial population. MICT is pursuing an opportunity to facilitate a shift in the wealth management industry and build a digital gateway into broader financial services. The platform is designed to provide a user experience that integrates clear and relevant market and company data, and easy to use trade execution. MICT aims to continue to enhance this technology and build a comprehensive, user-oriented and cloud-based platform that is fully licensed to conduct securities brokerage business on a global basis as MICT expands MICT’s license portfolio. The stock trading platform will serve as a one of the foundations from which MICT can execute MICT’s growth strategy of building a broader financial services platform.

MICT provides investing services through a proprietary digital platform, which is accessible through any mobile device on IOS and Android. MICT plans to launch a web-based platform in late Q2 of 2022 to offer an alternative to the mobile application. MICT intends for this platform to also complement MICT’s mobile application. MICT’s application currently offers market data, news, research, analytical tools and provides customers with a data foundation to help simplify the investing decision-making process.

Market Opportunity

According to an iResearch Report, published on January 15, 2020, the market size of the online brokerage industry focusing on global Chinese investors in terms of U.S. and Hong Kong stock trading volume experienced rapid growth over the past three years. This presents an attractive market opportunity for online brokerage service providers focused on the global Chinese investor market. MICT believes that the technology, functionality and user experience of MICT’s platform also creates the opportunity for us to target a larger investor market (not only the Chinese investor market) in the major territories throughout the world.

Revenues are currently generated primarily from stock trading commission income. Magpie is also generating income from other revenue streams such as interest from financing and foreign exchange. MICT plans to add derivatives and charges from investment management introductions and consulting to the platform in Q3 2022.

With popularization of mobile technology and growing acceptance of online trading, MICT believes that the online securities market is characterized by the following trends:

•	traditional brokers are shifting online while purely offline brokers are increasingly at a disadvantage or, in some cases, exiting the market altogether;

•	Internet giants continue to invest in online brokerage services, demonstrating the industry’s recognition of online brokerage services as an important component of a financial services business and potentially a gateway to broader opportunities;

•	technological barriers to entry remain high particularly relating to building a secure infrastructure that can transcend geographies and asset classes;

•	operational barriers to entry remain high particularly relating to regulatory and capital requirements;

•	user experience remains a key competitive strength as digitally born investors become a larger component of the addressable market; and

•	revenue models are evolving as competition intensifies, with ancillary and other value-added services underlying platform differentiation.

Challenges

MICT’s ability to execute this business plan is subject to risks and uncertainties, including those relating to MICT’s ability to:

•	manage the continued rollout of MICT’s trading platforms and MICT’s future growth;

•	navigate a complex and evolving regulatory environment;

•	offer personalized and competitive services;

•	increase the utilization of MICT’s services by users and clients;

•	maintain and enhance MICT’s relationships with MICT’s business partners;

•	enhance MICT’s technology infrastructure to support the growth of MICT’s business and maintain the security of MICT’s systems and the confidentiality of the information provided and utilized across MICT’s systems;

•	improve MICT’s operational efficiency;

•	attract, retain and motivate talented employees to support MICT’s business growth;

•	navigate economic condition and fluctuation;

•	defend ourselves against legal and regulatory actions, such as actions involving intellectual property or privacy claims; and

•	obtain any and all licenses necessary for the operation and growth of MICT’s business.

Strategy

MICT intends to provide a high-quality and comprehensive investing experience by focusing on delivering convenience and stability to MICT’s customers.

MICT has designed every step of MICT’s platform’s experience, from sourcing and researching ideas to trade execution and subsequent portfolio management, with a goal to create a simple and convenient experience. MICT identifies certain hurdles that investors, particularly retail investors, face along their investing journey, and MCIT strives to mitigate inconvenience and information asymmetry through MICT’s platform with the use of data and technology.

MICT recognizes that investing is a meaningful component of MICT’s customers’ broader wealth management. With this in mind, MICT’s platform features the following:

•	MICT’s platform features an automated multi-level protection mechanism to ensure the services and functions MICT delivers to MICT’s users and clients are secure;

•	MICT has adopted strict security policies and measures, including encryption technology and a two-factor authentication function, to protect MICT’s proprietary data such as customers’ personal information and trading data;

•	MICT’s cloud technology allows us to process large amounts of data in-house, which should reduce the risks involved in data storage and transmission;

•	MICT backs up MICT’s data at different servers spread across different locations;

•	MICT’s process and execute all of MICT’s orders and transactions electronically, which is designed to minimize the risks associated with human error while maintaining the stability of MICT’s platform.

MICT provides customers with a comprehensive set of services throughout their investing experience. MICT’s core services include trade execution and margin financing. The trade execution process is entirely online and automated. Orders are delivered directly to respective exchanges.

As a result of the operational efficiencies afforded by MICT’s technology, MICT can offer very competitive brokerage commission rates for online trading as compared to many of MICT’s more traditional competitors. MICT’s revenues from securities brokerage services includes brokerage commissions and platform service fees from MICT’s customers, which are recognized on a trade-date basis when the relevant transactions are executed.

Margin Financing

MICT offers margin financing to customers who trade securities listed on the Hong Kong Stock Exchange, the major stock exchanges in the U.S., the United Kingdom and Europe. This feature essentially allows customers to borrow against their own stock and cash holdings in order to buy additional securities on margin. All financing extended to MICT’s customers is secured by stocks MICT feels has enough liquidity and low volatility. They are automatically pledged in cross-market account assets so that the value in a customers’ multiple market trading account, which may include cash in different currencies and acceptable securities listed on the three markets, will be aggregated when calculating the value of the customers’ collateral. In particular, MICT believes this will provide efficiencies as it will eliminate the costs and procedures involved in cross-market currency translation or exchange.

MICT’s customers are eligible for margin financing services when they hold securities that are acceptable as pledges to us in their accounts. MICT maintains a list of acceptable marginable securities on MICT’s website www.MICT-inc.com. The credit line for each eligible customer is determined based on the securities across all of his or her trading accounts. The margin financing services for eligible margin financing customers are activated automatically, when the funds in their accounts are not sufficient to purchase the desired securities and there is still sufficient balance in their credit lines.

MICT has a list of securities acceptable as collateral to us and their respective margin ratios that is regularly updated and shared with MICT’s customers. MICT’s risk management team’s role is to determine the margin ratio for each of the acceptable securities based on the trading frequency, historical price fluctuations and general market volatility. MICT will also reference the financing terms of major financial institutions in establishing MICT’s margin ratios and intend for MICT’s margin requirements to be equal or lower than the financial institutions. MICT believes this will differentiate MICT’s risk controls. MICT’s margin ratios are monitored in real-time and MICT’s risk management team review and adjust the margin ratios for each acceptable security on a quarterly basis and more frequently in the case of a significant and rapid price decline.

Users and Clients

MICT’s current customer is investors living in Hong Kong and in 14 other countries that allowed trading under the Securities and Futures Commission (“SFC”) rules. MICT is growing its customer base mainly through online and offline marketing and promotional activities. Those activities include external marketing channels that MICT cooperates with and directly pay for as well as promotional and marketing campaigns conducted on the platform, word-of-mouth referrals, and MICT’s corporate services.

Risk Management

MICT has established a comprehensive and robust technology-driven risk management system to manage risks across MICT’s business and ensure compliance with relevant laws and regulations. MICT has established a risk management committee which has formulated key risk management policies and procedures and a risk management team having relevant experience to execute these policies and procedures. This committee meets on a weekly basis.

Data Security and Protection

MICT has established a comprehensive security system, to be supported by MICT’s network situational awareness and risk management system. The security system is designed with the capability to handle malicious attacks to safeguard the security of the platform and to protect the privacy of its users and clients.

MICT has established a data security team of engineers and technicians dedicated to protecting the security of MICT’s data. MICT also has a data protection policy and internal protocols to ensure the security of MICT’s proprietary data. On the customer side, MICT has a dual identification verification function to protect MICT’s customer’s account security.

Competition

The market for online stock trading and investment services is rapidly evolving. There are many competitors that are already operating of various sizes offering access to overseas markets and wealth management products.

Licenses

MICT is currently not onboarding customers located in mainland China due to the People’s Bank of China (“PBOC”) and the China Securities Regulatory Commissions (“CSRC”) new guidance regarding the onboarding of residents via Hong Kong through licensed entities under the SFC guidelines.

Under PRC securities laws and regulations, entities operating securities brokerage business in the PRC are now required to obtain a securities brokerage license to onboard mainland residents even if they have overseas bank accounts.

Magpie Securities (Singapore) Pte Ltd has been set up and submitted its MAS license application in late December. and received in-principal approval of its MAS license in June 2022.

MICT’s platforms in China, provided through its operating subsidiaries, will be subject to the following laws and regulations that are specific to the industries in which it plans to conduct businesses, in addition to the PRC laws and regulations that are generally applicable to the contemplated businesses in China.

Impact of COVID-19 and MICT’s Resources and Opportunities

The ongoing COVID-19 pandemic disrupted business operations of many companies in Hong Kong, China and elsewhere. MICT has taken a series of measures in response to the outbreak to protect MICT’s staff, including, among others, combined office and remote working arrangements for MICT’s employees and travel restrictions or suspension. MICT’s operations, including MICT’s services to MICT’s clients and internal control over financial reporting, have not been materially affected by these measures as MICT timely implemented MICT’s business continuity plan without any meaningful resource constraints.

Further, in view of the increased market volatility witnessed in the global capital markets and increased COVID-19 restrictions in Hong Kong, although people are spending more time at home, it has not led to an increased in new account sign-ups, or increasing trading velocity and higher net asset inflow.

This has increased competition and raised the cost of acquisition of customers and also lengthened the cost recovery period which MICT believes is not currently economical.

PRC Regulations Relating to Insurance Agencies, Insurance Brokers and Other Intermediaries

The insurance industry is heavily regulated in the PRC. The applicable laws and regulations governing insurance activities undertaken within the territories of the PRC consist principally of the PRC Insurance Law and rules and regulations promulgated under that law. China Banking and Insurance Regulatory Commission, or the CBIRC, is the authority authorized by the PRC State Council to regulate and supervise the insurance industry in the PRC.

The PRC Insurance Law, which provided the initial framework for regulating the PRC insurance industry, was enacted in 1995, and significantly amended on January 1, 2003, October 1, 2009, August 31, 2014 and April 24, 2015. Among other things, the major provisions of the PRC Insurance Law include: (1) licensing of insurance companies and insurance intermediaries, such as agents and brokers; (2) separation of property and casualty business and life insurance business; (3) regulation of market conduct by participants; (4) substantive regulation of insurance products; (5) regulation of the financial condition and performance of insurance companies; and (6) supervisory and enforcement powers of the CBIRC.

Regulations of Insurance Agencies

According to the Provisions on the Regulation of Insurance Agents, or the PRIA, which was promulgated by the China Banking and Insurance Regulatory Commission (CBIRC) on November 12, 2020 and was effective on January 1, 2021, the establishment of an insurance agency is subject to minimum registered capital requirement and other requirements and to the approval of the CBIRC. The term “insurance agency” refers to an institution or individual, including professional insurance agency, concurrent-business insurance agency and individual insurance agent, who, under the entrustment by an insurance company, collects corresponding commission therefrom, and, within the scope of authorization thereby, handles insurance business on behalf of the insurance company. A professional insurance agency company may take any of the following forms: (i) a limited liability company; or (ii) a joint stock limited company. The minimum registered capital of a professional insurance agency company whose business area is not limited to the province, autonomous region, municipality directly under the central government or city specifically designated in the state plan where its place of registration is located shall be RMB50 million. The minimum registered capital of a professional insurance agency company whose business area is the province, autonomous region, municipality directly under the central government or city specifically designated in the state plan where its place of registration is located shall be RMB20 million. The registered capital of a professional insurance agency company must be paid-in monetary capital. A professional insurance agency may engage in all or part of the following businesses:

•	sales of insurance products as an agency;

•	collection of insurance premiums as an agency;

•	loss investigation and claims settlement of insurance-related services as an agency; and

•	other relevant businesses as prescribed by the insurance regulator under the State Council.

The name of a professional insurance agency company must contain the words “insurance agency”. A professional insurance agency falling under any of the following circumstances shall, within five days from the date on which such circumstance arise, report the same via the regulatory information system prescribed by the insurance regulator under the State Council, and make public disclosure thereof as required: (i) change of name, domicile or business premises; (ii) change of any shareholder, registered capital or form of organization; (iii) change of the name of any shareholder or the amount of capital contribution; (iv) changing the company’s articles of association; (v) making equity investment, establishing any overseas insurance institution or non-business institution; (vi) undergoing division, merger or dissolution, or any of its branches terminating insurance agency business activities; (vii) change of the main principal of any branch other than a provincial-level branch office; (viii) being subjected to administrative punishment or a criminal penalty, or under investigation for being suspected of committing any illegal or criminal offense; or (ix) any other matter to be reported as prescribed by the insurance regulator under the State Council. The senior managers of an insurance agency or its branches must meet specific qualification requirements and each senior manager of a professional insurance agency shall obtain the post-holding qualification approved by the competent insurance regulator prior to holding the post.

Under the PRIA, a professional insurance agency or a concurrent-business insurance agency collecting insurance premiums by proxy shall open an independent account for the collection of insurance premiums by proxy for settlement. A professional insurance agency or a concurrent-business insurance agency shall open an independent account for the collection of commission. They may not engage in the following activities: engaging in insurance agency business that may exceed the business scope and business area of the relevant principal insurance company; modifying any publicity material provided by the relevant principal insurance company without authorization; damaging the commercial goodwill of any competitor by means of fabricating or disseminating misrepresented facts, etc., or disrupting the order of the insurance market through false advertising, false publicity or other acts of unfair competition; having any insurance agency business dealing with an institution or individual illegally engaging in insurance business or insurance intermediary business; deducting any insurance commission directly from insurance premiums collected by proxy.

Regulations of Insurance Brokerages

The principal regulation governing insurance brokerages is the Provisions on the Supervision and Administration of Insurance Brokers, or the “POSAIB”, promulgated by the China Insurance Regulatory Commission, or the CIRC (the predecessor of the CBIRC) on February 1, 2018 and effective on May 1, 2018. The term of “insurance broker” refers to an entity which, representing the interests of insurance applicants, acts as an intermediary between insurance applicants and insurance companies for entering into insurance contracts, and collects commissions for the provision of such brokering services. To engage in insurance brokerage business within the territory of the PRC, an insurance brokerage shall satisfy the requirements prescribed by the CIRC and obtain an insurance brokerage business permit issued by the CIRC, after obtaining a business license. An insurance brokerage may take any of the following forms: (i) a limited liability company; or (ii) a joint stock limited company. The minimum registered capital of an insurance brokerage company whose business area is not limited to the province in which it is registered is RMB50 million while the minimum registered capital of an insurance brokerage company whose business area is limited to its place of registration is RMB10 million. The name of an insurance broker shall include the words “insurance brokerage.” An insurance brokerage may conduct the following insurance brokering businesses:

•	making insurance proposals, selecting insurance companies and handling the insurance application procedures for the insurance applicants;

•	assisting the insured or the beneficiary to claim compensation;

•	reinsurance brokering business;

•	providing consulting services to clients with respect to disaster and damage prevention, risk assessment and risk management; and

•	other business activities approved by the CIRC.

According to the POSAIB, to operate insurance brokerage business, an insurance brokerage company shall satisfy the following conditions: (i) its shareholders meet the requirements thereof, and make capital contribution with their self-owned, true and lawful funds instead of bank loans or non-self-owned funds in various forms; (ii) its registered capital meets the requirements above and is under the custody in accordance with the relevant provisions of the CIRC; (iii) its business scope recorded in the business license is in compliance with the relevant provisions; (iv) its articles of association are in conformity with the relevant provisions; (v) its company name is in conformity with the relevant provisions; (vi) its senior officers meet the qualification requirements thereof; (vii) it has established a governance structure and internal control system as stipulated by the CIRC, and a scientifically and reasonably feasible business mode; (viii) it has a fixed domicile in line with its scale of business; (ix) it has a business and financial information management system as stipulated by the CIRC; and (x) other conditions provided for in laws and administrative regulations and by the CIRC. In addition, any entities or individuals who are under any of the following circumstances may not be a shareholder of an insurance brokerage company: (i) have been punished or subject to major administrative penalties during the last five years; (ii) are being investigated by the relevant departments for suspected major offenses; (iii) have been identified as a subject of joint sanctions against discreditable conduct by relevant state authorities due to a serious discreditable conduct and shall be sanctioned accordingly in the insurance sector, or has had other bad records of serious discredits within the most recent five years; (iv) cannot invest in any enterprises in accordance with laws and administrative regulations; or (v) other circumstances where the CIRC deems the entity or individual inappropriate to be a shareholder of an insurance brokerage company in accordance with the principle of prudential supervision.

An insurance brokerage shall submit a written report to the CIRC and make public disclosure within five days from the date of occurrence of any of the following matters: (i) change of name, domicile or business premises; (ii) change of shareholders, registered capital or form of organization; (iii) change of names of shareholders or capital contributions; (iv) amendment to the articles of association; (v) equity investment, establishment of offshore insurance related entities or non-operational organizations; (vi) division, merger and dissolution or termination of insurance brokering business activities of its branches; (vii) change of the primary person in charge of its branches other than provincial branches; (viii) being a subject of administrative or criminal penalties, or under investigation for suspected involvement in any violation of law or a crime; and (ix) other reportable events prescribed by the CIRC.

Insurance brokerages are not allowed to sell non-insurance financial products, except for those products approved by relevant financial regulatory institutions and the insurance brokerage shall obtain relevant qualification in order to sell non-insurance related financial products that meets regulatory requirements.

Personnel of an insurance brokerage and its branches who engage in any of the insurance brokering businesses described above must comply with the qualification requirements prescribed by the CIRC. The senior managers of an insurance brokerage must meet specific qualification requirements set forth in the POSAIB.

Regulation of Internet Insurance Businesses

The principal regulation governing the operation of Internet insurance business is the Measures for the Regulation of Internet Insurance Business, or Regulation of Internet Insurance Business, promulgated by the CBIRC on December 7, 2020 and effective on February 1, 2021. Under the Regulation of Internet Insurance Business, the term of “Internet insurance business” refers to insurance operating activities in which insurance institutions conclude insurance contracts and provide insurance services relying on the Internet. Insurance institutions include insurance companies (including mutual insurance organizations and internet insurance companies) and insurance intermediaries; insurance intermediaries include insurance agents (excluding individual insurance agents), insurance brokers and insurance loss adjusters; insurance agents (excluding individual insurance agents) include professional insurance agencies, banks as concurrent-business insurance agencies and internet enterprises that have legally obtained insurance agency business permits; and professional insurance intermediaries include professional insurance agencies, insurance brokers and insurance loss adjusters. Self-operated network platform refers to any network platform being independently operated while enjoying complete data permission, which is legally established by an insurance institution for the purpose of internet insurance business operation. No network platform established by any branch of an insurance institution or any non-insurance institution with a related-party relationship with an insurance institution in terms of equity, personnel, etc., belongs to the category of self-operated network platform. Internet insurance product refers to any insurance product sold by an insurance institution via the Internet.

An insurance institution which conducts internet insurance business along with its self-operated network platform shall meet the following conditions: (i) its service access place is located within the territory of the PRC; if its self-operated network platform is a website or mobile application, it shall legally go through the formalities for filing of internet information services with the relevant administrative department for the internet industry and obtain a filing number; or otherwise, it shall comply with relevant laws and regulations and meet the qualification requirements of the competent department for the relevant industry; (ii) it has an information management system and core business system that can support its internet insurance business operation, which can be effectively isolated from its other unrelated information systems; (iii) it has refined cybersecurity monitoring, information notification, emergency disposal working mechanisms as well as such cybersecurity protection means as refined perimeter protection, intrusion detection, data protection and disaster recovery; (iv) it implements the national classified cybersecurity protection system, carries out filing of cybersecurity classification, conducts classified protection evaluation on a regular basis, and implements security protection measures for the corresponding class; in terms of self-operated network platforms with insurance sales or insurance application function, as well as information management systems and core business systems that support their operation, relevant self-operated network platforms and information systems shall be under security protection of Class III or above; and in terms of self-operated network platforms without insurance sales or insurance application function, as well as information management systems and core business systems that support their operation, relevant self-operated network platforms and information systems shall be under security protection of Class II or above; (v) it has a legal and compliant marketing model, and has established an operation and service system that meets the needs for internet insurance operation and complies with the characteristics of internet insurance users while supporting its business coverage regions; (vi) it has established or defined its internet insurance business management department staffed by appropriate professionals, appointed a senior executive to act as the principal in charge of its internet insurance business, and specified the principal of each self-operated network platform; (vii) it has a sound internet insurance business management system and operating procedures; (viii) as an insurance company, it shall, when conducting internet insurance sales, comply with the relevant provisions of the CBIRC on regulatory evaluation of its solvency as well as protection of consumers’ rights and interests, etc.; (ix) as a professional insurance intermediary, it shall be a national institution with its operating area not limited to the province (autonomous region, municipality directly under the central government, or city specifically designated in the state plan) of the place where the business license of its head office is registered while complying with the relevant provisions of the CBIRC on classified regulation of professional insurance intermediaries; and (x) other conditions prescribed by the CBIRC. The Regulation of Internet Insurance Business also specifies requirements on disclosure of information regarding insurance products sold on the Internet and provides guidelines for the operations of the insurance institutions that engage in Internet insurance business.

Regulations of Foreign Investment in Insurance Intermediaries

Historically, PRC laws and regulations have restricted foreign investment in ownership of insurance intermediary companies. In recent years, some rules and regulations governing the insurance intermediary sector in China have begun to encourage foreign investment. For instance, On March 1, 2015, the MOFCOM and the NDRC jointly promulgated the Catalogue for the Guidance of Foreign Investment Industries (Revision 2015), or the 2015 Guidance Catalog, pursuant to which insurance brokerage are removed from the list of industries subject to foreign investment restriction. On April 27, 2018, the CBIRC further promulgated the Circular on Lifting Limits on the Business Scope of Foreign-invested Insurance Broker, which further lifts the restrictions on the business scope of foreign-invested insurance broker, and provides that foreign-invested insurance broker that has obtained the permit of in insurance brokerage business may conduct the following insurance brokerage business: (1) design insurance policy plans, select insurers and handle insurance formalities for policy holders; (2) assist the insured or beneficiaries with insurance claims; (3) reinsurance brokerage business; (4) provide principals with assessment to prevent from disasters, damage or risks, or risk management consulting services; and (5) other business approved by the CBIRC. For insurance agency business, the CBIRC promulgated the Circular on Permitting Foreign Investors to Engage in Insurance Agency Business in China on June 19, 2018, which provides that: (1) a professional insurance agent invested and established in China by an overseas insurance agent that has carried out the insurance agency business for over three years may apply for carrying out the insurance agency business in China, and the scope of specific allowable business and the market access criteria shall be subject to relevant provisions on professional insurance agents; or (2) a professional insurance agent established and invested in China by a China-based foreign-invested insurance company which has commenced its business for over three years may apply for carrying out the insurance agency business in China, and the scope of specific allowable business and the market access criteria shall be subject to relevant provisions on professional insurance agents. In addition, the CBIRC further promulgated the Circular on Clarifying the Measures Relating to the Liberalization of the Insurance Intermediary Market on December 3, 2021, which provides that an insurance brokerage company funded and established in China by an overseas insurance brokerage company, which has the actual business experience and qualifies under the relevant regulations of the CBIRC, is allowed to operate the insurance brokerage business; in the Circular on Issuing the Content relating to the Insurance Sector in the Legal Documentation of China’s Accession to the WTO (Bao Jian Ban Fa 2002 No. 14), the related requirements that the foreign investor to establish a foreign-funded insurance brokerage company in China should have a history of business operations of more than 30 years in any WTO member states, have maintained a representative office in China for a period of at least two consecutive years, and have a total asset of not less than US$200 million in the year immediately prior to the application, shall not longer be applicable.

Regulations Related to Telecommunications Service and Online Trading

The Measures on Telecommunications Business Operating Licenses (2017 Revision), or the Telecom License Measures, which was promulgated by the Ministry of Industry and Information Technology on March 1, 2009 and last amended on July 3, 2017, requires that any approved telecommunications services provider shall conduct its business in accordance with the specifications in its license for value-added telecommunications services, or VATS License. The Administrative Measures on Internet Information Services (2011 Revision), which was promulgated on September 25, 2000 and amended on January 8, 2011 by the State Council, requires that commercial Internet information services providers, which mean providers of information or services to Internet users with charge, shall obtain a VATS License with the business scope of Internet information services, namely the Internet Content Provider License or the ICP License, from competent government authorities before providing any commercial Internet content services within the PRC. However, according to the 2019 Negative List/ the 2020 Negative List, the value-added telecommunications services carried on in PRC falls in the restricted category, and foreign investors cannot hold over 50% of equity interests in entities providing such services.

The Guiding Opinions of the Ministry of Commerce on Online Transactions (Provisional), which was promulgated and implemented on March 6, 2007, aims to regulate online transactions, assist and encourage participants to carry out online transactions, alert and prevent transaction risks, and provide guiding requirements on the basic principles for online transactions, the entering into of contracts by participants of online transactions, and the use of electronic signatures, online payments and advertising.

The Administrative Measures for On-line Trading, which was promulgated on February 17, 2014 and implemented with effect from March 15, 2014, further specifies the relevant measures for protecting on-line consumers’ rights, especially with regard to after-sale service, privacy protection and standard contract management, diversifies the types of unjust competitions conducted by an operator through network or certain media, and clarifies the regulatory and administrative responsibilities of the industry and commerce administration bureaus at different levels.

Pursuant to the E-Commerce Law of the PRC, which was promulgated by the SCNPC on August 31, 2018 and took effect on January 1, 2019, an e-commerce operator shall register itself as a market entity, fulfill its tax obligations pursuant to the relevant laws and obtain the administrative approvals necessary for its business operation, shall also display the information about its business license and the administrative approvals obtained for its business operation, or the links to the webpages with such information in the prominent position on its homepage, and shall expressly indicate the methods and procedures for querying, correcting and deleting its users’ information or deregistering their accounts and shall not set irrational conditions for such purposes.

In the area of online trading, MICT and its operating subsidiaries are subject to the above-mentioned regulations because MICT’s and its operating subsidiaries plan on acting as operators of various online platforms for online transactions in relation to all of its business sectors.

In addition, to the laws and regulations applicable to China which are summarized above, as a BVI incorporated company, to the extent that MICT itself (rather than through its operating subsidiaries) were to conduct certain of the activities referenced above, consideration would need to be given to certain regulatory requirements of the BVI and whether any licenses in the BVI are required.

Employees

As of December 31, 2021, MICT had approximately 431 full-time employees, The Chinese companies had approximately 376 full-time employees. Of these employees, 107 were employed in marketing positions, 87 were employed in Customer Services & Risk positions and the remainder were employed in finance, research and development, management and administrative positions. The HK companies had approximately 48 full-time employees. Of these employees, 4 were employed in marketing positions, 11 were employed in Customer Services & Risk positions and the remainder were employed in finance, research and development, management and administrative positions. The Israeli companies had approximately 3 full-time employees in the finance department. The employees described above does not include Micronet’s employees, which is a separate company.

MICT has never experienced a work stoppage. To the best of MICT’s knowledge, MICT has good and sustainable relations with MICT’s employees, respectively. Israeli labor laws and regulations apply to all employees based in Israel. The laws principally address matters such as paid vacation, paid sick days, length of the workday, payment for overtime and severance payments upon the retirement or death of an employee or termination of employment under specified circumstances. The severance payments may be funded, in whole or in part, through a managers’ insurance fund or a pension fund. The payments to the managers’ insurance fund or pension fund toward severance amount to 8.3% of wages. Furthermore, Israeli employees and employers are required to pay predetermined sums to the National Insurance Institute of Israel. Since January 1, 1995, these amounts also include payments for health insurance.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act relating to our business, financial condition and other matters. Such reports and other information may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain more information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC’s principal office at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The SEC also maintains an internet website located at www.sec.gov, which contains reports, proxy statements and other information that we file with the SEC electronically via the EDGAR system.

Annex A

SECOND AMENDED AND RESTATED
AGREEMENT AND PLAN OF MERGER

by and among

MICT, INC.,

as the Purchaser,

DARREN MERCER,
in the capacity as the Purchaser Representative,

DOZY MMOBUOSI,
in the capacity as the Seller Representative,

and

TINGO, INC.,
as the Seller

Dated as of October 6, 2022

{___________}

TABLE OF CONTENTS

I. MERGER	2
1.1. Merger	2
1.2. Effective Time	2
1.3. Effect of the Merger	2
1.4. Merger Consideration	3
1.5. Amended Company Charter	3
1.6. Tax Treatment	3
1.7. Directors and Officers of Delaware Sub	3
1.8. Directors and Officers of Surviving Company	3
1.9. Purchaser Certificate of Incorporation	4
1.10. Taking of Necessary Action; Further Action	4
1.11. Escrow	4
1.13. Effect of Transaction on Company Stock	5

II. CLOSING	5
2.1. Closing	5

III. representations and warranties of THE purchaser ENTITIES	5
3.1. Organization and Standing	5
3.2. Authorization; Binding Agreement	6
3.3. Capitalization	6
3.4. Subsidiaries	7
3.5. Governmental Approvals	8
3.6. Non-Contravention	8
3.7. SEC Filings and Purchaser Financials	8
3.8. Absence of Certain Changes	9
3.9. Compliance with Laws	9
3.10. Purchaser Permits	10
3.11. Litigation	10
3.12. Material Contracts	10
3.13. Intellectual Property	12
3.14. Taxes and Returns	14
3.15. Real Property	15
3.16. Personal Property	15
3.17. Title to and Sufficiency of Assets	15
3.18. Employee Matters	16
3.19. Benefit Plans	17
3.20. Environmental Matters	18
3.21. Transactions with Related Persons	19
3.22. Purchaser Insurance	20
3.23. Top Purchaser Customers and Top Purchaser Suppliers	20
3.24. Certain Business Practices	21
3.25. Finders and Brokers	21
3.26. Investment Company Act	21
3.27. Independent Investigation	21
3.28. Information Supplied	22
3.29. Ownership of Exchange Consideration	22

i

3.30. Delaware Sub and BVI Sub Activities	22
3.31. No Other Representations	22

Iv. representations and warranties of SELLER AND THE COMPANY	23
4.1. Organization and Standing	23
4.3. Capitalization	24
4.4. Subsidiaries	25
4.5. Governmental Approvals	25
4.6. Non-Contravention	25
4.7. SEC Filings and Company Financials	26
4.8. Absence of Certain Changes	28
4.9. Compliance with Laws	28
4.10. Company Permits	28
4.11. Litigation	28
4.12. Material Contracts	29
4.13. Intellectual Property	30
4.14. Taxes and Returns	33
4.15. Real Property	34
4.16. Personal Property	34
4.17. Title to and Sufficiency of Assets	35
4.18. Employee Matters	35
4.19. Benefit Plans	36
4.20. Environmental Matters	38
4.21. Transactions with Related Persons	39
4.22. Company Insurance	39
4.23. Top Company Customers and Top Company Suppliers	39
4.24 Certain Business Practices	40
4.25. Investment Company Act	40
4.26. Finders and Brokers	40
4.27. Independent Investigation	41
4.28. Information Supplied	41
4.29. Legacy Representations	41
4.30. No Other Representations	41

V. COVENANTS	42
5.1. Access and Information	42
5.2. Conduct of Business of the Company	42
5.3. Conduct of Business of the Purchaser	45
5.4. Annual and Interim Financial Statements	48
5.5. Purchaser and Company Public Filings	48
5.6. No Solicitation	48
5.7. No Trading	51
5.8. Notification of Certain Matters	51
5.9. Efforts	51
5.10. Tax Matters	53
5.11. Further Assurances	53
5.12. The Proxy Statement	53
5.13. The Seller Information Statement	55
5.14. Nasdaq Change of Control Application	56
5.15. Ownership Changes	56
5.16. The Purchaser Post-Closing Registration Statement	57

5.17. Public Announcements	58
5.18. Confidential Information	59
5.19. Post-Closing Board of Directors and Executive Officers	60
5.20. Indemnification of Officers and Directors; Tail Insurance	60
5.21. Reserved	61
5.22. Listing	61
5.23. Purchaser Lock-Up Agreements	61
5.24. Amended Purchaser Loan	61
5.25. Amended Seller SEC Reports	61
5.26. Delaware Sub Formation and Joinder	62
5.27. Company Formation and Joinder	62
5.28. BVI Sub Formation and Joinder	62
5.29. Target Contribution	62
5.30. Mmobuosi Beneficial Interest	62
5.31. Voting Agreements	63
5.32. Seller Budget	63

VI. INDEMNIFICATION	63
6.1. Indemnification	63
6.2. Limitations and General Indemnification Provisions	63
6.3. Indemnification Procedures	64
6.4. Indemnification Payments	65
6.5. Exclusive Remedy	65

VII. Closing conditions	66
7.1. Conditions of Each Party’s Obligations	66
7.2. Conditions to Obligations of the Seller and the Company	67
7.3. Conditions to Obligations of the Purchaser	68
7.4. Frustration of Conditions	70

VIII. TERMINATION AND EXPENSES	70
8.1. Termination	70
8.2. Effect of Termination	71
8.3. Fees and Expenses	72
8.4. Termination Fee	72

Ix. MISCELLANEOUS	72
9.1. Survival	72
9.2. Non-Recourse	72
9.3. Notices	73
9.4. Binding Effect; Assignment	73
9.5. Third Parties	73
9.6. Arbitration	73
9.7. Governing Law; Jurisdiction	74
9.8. WAIVER OF JURY TRIAL	74
9.9. Specific Performance	74
9.10. Severability	75
9.11. Amendment	75
9.12. Waiver	75
9.13. Entire Agreement; Effect of Amendment and Restatement	75
9.14. Interpretation	76

9.15. Counterparts	76
9.16. Purchaser Representative	77
9.17. Seller Representative	78

X. DEFINITIONS	80
10.1. Certain Definitions	80

INDEX OF EXHIBITS

Exhibit	Description

Exhibit A-1	Form of Purchaser Support Agreement
Exhibit A-2	Form of Seller Support Agreement
Exhibit B-1	Form of Purchaser Lock-Up Agreement
Exhibit B-2	Form of Seller Lock-Up Agreement
Exhibit C-1	Form of Series A Certificate of Designation
Exhibit C-2	Form of Series B Certificate of Designation
Exhibit D	Form of Amended Delaware Sub Bylaws
Exhibit E	Form of Intercompany Loan
Exhibit F	Form of Purchaser Loan

SECOND AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

This Second Amended and Restated Agreement and Plan of Merger (this “Agreement”) is made and entered into as of October 6, 2022 by and among (i) MICT, Inc., a Delaware corporation (together with its successors, the “Purchaser”), (ii) Darren Mercer, an individual, in the capacity as the representative from and after the Effective Time (as defined below) for the stockholders of the Purchaser as of immediately prior to the Effective Time and their successors and assignees) in accordance with the terms and conditions of this Agreement (the “Purchaser Representative”), (iii) Tingo, Inc., a Nevada corporation (the “Seller”), and (iv) Dozy Mmobuosi, an individual, in the capacity as the representative for the Seller in accordance with the terms and conditions of this Agreement (the “Seller Representative”). The Purchaser, Delaware Sub (as defined below) (with respect to periods after the Delaware Sub Joinder Date (as defined below)), BVI Sub (as defined below) (with respect to periods after the BVI Sub Joinder Date (as defined below)), the Purchaser Representative, the Seller, the Seller Representative and the Company (as defined below) (with respect to periods from and after the Company Joinder Date (as defined below)) are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS:

A.            The Parties are parties to that certain Amended and Restated Agreement and Plan of Merger dated June 15, 2022 (the “Prior Agreement”);

B.            The Seller, directly and indirectly through its Subsidiaries, is an agri-fintech company which empowers users to manage financial and commercial activity through software services provided on its platform;

C.            The Parties contemplate that the Purchaser will form a Delaware corporation and a wholly-owned subsidiary of the Purchaser (“Delaware Sub”), which will execute the Delaware Sub Joinder (as defined below) and become a Party to this Agreement;

D.            The Parties contemplate that the Seller will (a) form a British Virgin Islands company and a wholly-owned subsidiary of the Seller (the “Company”), which will execute the Company Joinder (as defined below) and become a Party to this Agreement, and (b) transfer all of the Seller’s Subsidiaries (other than the Company) to the Company;

E.            The Parties contemplate that Delaware Sub will form a British Virgin Islands company and a wholly-owned subsidiary of Delaware Sub (“BVI Sub”), which will execute the BVI Sub Joinder (as defined below) and become a Party to this Agreement;

F.            The Parties desire, subject to respective Conversion Approvals and Nasdaq approval, that following the transactions contemplated by this Agreement (i) the stockholders of the Seller own 75% of the Purchaser Common Stock (as defined below) as measured based on the number of shares of Purchaser Common Stock outstanding immediately prior to the Closing and (ii) the Purchaser through wholly-owned subsidiaries own 100% of the operating Subsidiaries of the Seller;

G.            The Parties now desire to enter into this Agreement, which shall amend, restate and supersede in its entirety the Prior Agreement, and pursuant to which the (i) Company shall merge with and into BVI Sub, whereupon the separate corporate existence of the Company shall cease and BVI Sub shall continue as the Surviving Company (defined below), and (ii) the Seller shall receive the Merger Consideration (as defined below), all subject to the terms and conditions set forth herein (collectively, the “Merger”);

H.            The boards of directors of the Purchaser and the Seller have each (i) determined that the Merger is fair, advisable and in the best interests of their respective companies, and stockholders, (ii) approved this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, and (iii) determined to recommend to their respective stockholders the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger;

I.            The Seller has received a voting and support agreement in the form attached as Exhibit A-1 hereto (the “Purchaser Support Agreement”) signed by the Purchaser and by Darren Mercer.

J.            The Purchaser has received voting and support agreements in the form attached as Exhibit A-1 hereto (collectively, the “Seller Support Agreements”) signed by the Seller and, respectively, TIH (as defined below), Dozy Mmobuosi, and the other Significant Seller Holders;

K.            The Parties intend that the Merger will qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code (as defined herein);

L.            Certain capitalized terms used herein are defined in Article X hereof.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

Article I
Merger

1.1            Merger. At the Effective Time and subject to and upon the terms and conditions of this Agreement, BVI Sub and the Company shall consummate the Merger, pursuant to which BVI Sub shall be merged with and into the Company, following which the separate corporate existence of the Company shall cease and BVI Sub shall continue as the surviving company. BVI Sub, as the surviving company after the Merger, is hereinafter sometimes referred to as the “Surviving Company” (provided, that references to BVI Sub or the Company for periods after the Effective Time shall include the Surviving Company).

1.2            Effective Time. The Parties hereto shall cause the Merger to be consummated by (i) executing and filing the Articles of Merger containing: (x) the plan of merger, containing such information as is prescribed by Section 170(2) of the BVI Act, approved by the directors and shareholders of the Company and approved by the directors and shareholder(s) of BVI Sub, with the Registrar of Corporate Affairs of the British Virgin Islands (the “BVI Registrar”), and (ii) make any and all other filings or recordings required under the BVI Act in connection with the Merger (including the filing by BVI Sub’s registered agent of a letter confirming it has no objections to the Merger). The Merger will become effective at such time as the Articles of Merger are duly registered by the BVI Registrar, or at such other date or time as the parties hereto will agree in writing (subject to the requirements of the BVI Act) and will specify in the Articles of Merger (the time the Merger becomes effective, the being the “Effective Time”).

1.3            Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Articles of Merger and the applicable provisions of the BVI Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all rights, privileges, immunities, powers, objects and purposes and claims, debts, Liabilities and obligations of BVI Sub and the Company shall become the rights, privileges, immunities, powers, objects and purposes and claims, debts, Liabilities and obligations of the Surviving Company, which shall include the assumption by the Surviving Company of any and all agreements, covenants, duties and obligations of BVI Sub and the Company set forth in this Agreement to be performed after the Effective Time.

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1.4            Merger Consideration. As consideration for the Merger, the Seller shall receive from the Purchaser: (i) 25,783,675 shares of Purchaser Common Stock equal to approximately 19.9% of the total issued and outstanding Purchaser Common Stock; (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of Purchaser Common Stock equal to approximately 20.1% of the total issued and outstanding Purchaser Common Stock; and (iii) 33,687.21 shares of Series B Preferred Stock convertible into 336,872,138 shares of Purchaser Common Stock equal to approximately 35% of the total issued and outstanding Purchaser Common Stock (the foregoing, collectively, the “Merger Consideration”); provided, that the Merger Consideration otherwise payable to the Seller is subject to the withholding of the Escrow Shares deposited in the Escrow Account in accordance with Section 1.11, and after the Closing is subject to reduction for the indemnification obligations of the Indemnifying Parties set forth in Article VI.

1.5            Amended Delaware Sub Charter, Amended Bylaws and Budget. At the Effective Time, the certificate of incorporation of Delaware Sub, as in effect immediately prior to the Effective Time, shall be amended and restated in a form to be mutually agreed between the Purchaser and the Seller during the Interim Period (the “Amended Delaware Sub Certificate of Incorporation”), and the bylaws of Delaware Sub, as in effect immediately prior to the Effective Time, shall be amended and restated in substantially the form of Exhibit D (the “Amended Delaware Sub Bylaws”, and collectively with the Amended Delaware Sub Certificate of Incorporation, the “Amended Delaware Sub Charter”). The Amended Delaware Sub Bylaws shall provide that the board of directors of Delaware Sub shall annually establish a budget for Delaware Sub and its direct and indirect wholly-owned subsidiaries and shall hire Delaware Sub’s Chief Executive Officer described in Section 1.7 below, who shall have the authority to hire an executive team, pay operating expenses and operate the business in accordance with such budget. Such expenses as required by Delaware Sub and in accordance with such budget for fiscal years 2024 and later shall be funded from the operating proceeds of Delaware Sub and its direct and indirect wholly-owned subsidiaries and the Purchaser shall not be required to make any equity contributions to Delaware Sub in connection with its operations. Prior to Closing, the Purchaser and the Seller shall mutually determine the 2023 annual budget of Delaware Sub. The 2023 annual budget of Delaware Sub shall be funded by the Purchaser through the Intercompany Loan. Additionally, the Amended Delaware Sub Bylaws shall permit Delaware Sub to incur debt financings in the ordinary course of business.

1.6            Tax Treatment. For U.S. federal income tax purposes, the Merger is intended to constitute a “reorganization” within the meaning of Section 368 of the Code. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

1.7            Directors and Officers of Delaware Sub. Initially, the board of directors of Delaware Sub shall be determined by the Purchaser and shall consist of the following individuals: Darren Mercer, Kenneth Denos, John Scott, John J. Brown, John May, and Peter Abbey. Dozy Mmobuosi shall serve as Chief Executive Officer of Delaware Sub pursuant to the Mmobuosi Employment Agreement, and each director and officer shall hold office in accordance with the Amended Delaware Sub Charter until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

1.8            Directors and Officers of Surviving Company. From and after the Effective Time, the board of directors and executive officers of the Surviving Company, shall be the directors and officers of BVI Sub as of immediately prior to the Effective Time. and each director and officer shall hold office in accordance with the Amended Delaware Sub Charter until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

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1.9            Purchaser Certificate of Incorporation.

(a)            Effective upon the Effective Time, the Purchaser shall (i) designate in a certificate of designation, in substantially the form attached as Exhibit C-1, the Series A Preferred Stock and (ii) designate in a certificate of designation, in substantially the form attached as Exhibit C-2, the Series B Preferred Stock From and after the Effective Time, the Purchaser shall invite up to two (2) representatives of the Seller to attend, in a non-voting observer capacity, all meetings of the Post-Closing Purchaser Board, provided that the Purchaser may require any such observer to execute and deliver such written undertakings to the Purchaser relating to confidentiality and other matters relating to the observer’s capacity as such as the Purchaser may reasonably request and in a form reasonably acceptable to the Purchaser and the Seller.

(b)            To the extent the Purchaser, in its discretion, deems it necessary or appropriate for the purpose of facilitating compliance with Nasdaq listing requirements, the Purchaser may undertake prior to or in conjunction with the Closing or at any time when shares of the Series A Preferred Stock or Series B Preferred Stock remain outstanding, to effect a reverse stock split of the then issued and outstanding shares of Purchaser, at a ratio to be determined by the Purchaser, which shall be a Permitted Split.

1.10            Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and possession to all assets, property, rights, privileges, powers and franchises of BVI Sub and the Company, the officers and directors of the Company and BVI Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

1.11            Escrow.

(a)            At or prior to the Closing, the Purchaser Representative, the Seller Representative and a third-party escrow agent mutually acceptable to the Purchaser and the Seller, as escrow agent (the “Escrow Agent”), shall enter into an Escrow Agreement, effective as of the Effective Time, in form and substance reasonably satisfactory to the Purchaser and the Seller (the “Escrow Agreement”), pursuant to which the Purchaser shall issue to the Escrow Agent on the Closing Date, a number of shares equal to five percent (5%) of each of the shares of (i) Purchaser Common Stock, (ii) Series A Preferred Stock, and (iii) Series B Preferred Stock to be transferred as part of the Merger Consideration (all of the foregoing, collectively, the “Escrow Amount”) (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are exchanged or converted, the “Escrow Securities”) to be held, along with any other dividends, distributions or other income on the Escrow Shares (together with the Escrow Shares, the “Escrow Property”), in a segregated escrow account (the “Escrow Account”) and disbursed therefrom in accordance with Article VI hereof and the Escrow Agreement. The Escrow Property shall serve as the sole source of payment for the obligations of the Seller pursuant to Article VI (other than for Fraud Claims). Unless otherwise required by Law, all distributions made from the Escrow Account shall be treated by the Parties as an adjustment to the Merger Consideration received by the Seller pursuant to Article I hereof.

(b)            The Escrow Property shall not be subject to any indemnification claim with respect the extent made after the date that is two (2) years after the Closing Date (the “Escrow Expiration Date”); provided, however, with respect to any indemnification claims made in accordance with Article VI hereof (including with respect to the required timing of Claim Notices) that remain unresolved at the time of the Escrow Expiration Date (“Pending Claims”), all or a portion of the Escrow Property reasonably necessary to satisfy such Pending Claims (as determined based on the amount of the indemnification claim included in the Claim Notice provided by the Purchaser Representative under Article VI and the Purchaser Share Price as of the Escrow Expiration Date) shall remain in the Escrow Account until such time as such Pending Claim shall have been finally resolved and paid pursuant to the provisions of Article VI. After the Escrow Expiration Date, any Escrow Property remaining in the Escrow Account that is not subject to Pending Claims, if any, and not subject to resolved but unpaid claims in favor of an Indemnified Party, shall be transferred by the Escrow Agent to the Seller. Promptly after the final resolution of all Pending Claims and payment of all indemnification obligations in connection therewith, the Escrow Agent shall transfer any remaining Escrow Property remaining in the Escrow Account to the Seller.

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1.12            Effect of Transaction on Company Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holders of any shares of capital stock of the Seller or the Purchaser Entities (as defined below), each share of stock of the Company outstanding immediately prior to the Effective Time shall cease to exist and the shares of BVI Sub shall thereafter constitute the only outstanding shares of capital stock of the Surviving Company.

Article II
CLOSING

2.1            Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VII, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Ellenoff Grossman & Schole LLP, counsel to the Purchaser, 1345 Avenue of the Americas, New York, NY 10105, on a date and at a time to be agreed upon by the Purchaser and the Seller, which date shall be no later than the second (2nd) Business Day after all the Closing conditions to this Agreement have been satisfied or waived, or at such other date, time or place (including remotely) as the Purchaser and the Seller may agree (the date and time at which the Closing is actually held being the “Closing Date”).

Article III
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER ENTITIES

Except as set forth in (i) the disclosure schedules delivered by the Purchaser and Delaware Sub to the Seller on the date hereof (the “Purchaser Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer (provided, however, that an item disclosed in any Section of the Purchaser Disclosure Schedules shall be deemed to have been disclosed with respect to all other Sections of this Article III to which the relevance of such disclosure is reasonably apparent on its face), or (ii) the Purchaser SEC Reports that are available on the SEC’s web site through EDGAR, the Purchaser, Delaware Sub, and BVI Sub (each a “Purchaser Entity” and when taken together, the “Purchaser Entities”) represent and warrant to the Seller, as of the date hereof (except in the case of BVI Sub, which represents and warrants from the BVI Sub Joinder Date) and as of the Closing, as follows:

3.1            Organization and Standing. Each of the Purchaser, Delaware Sub and BVI Sub (from the BVI Sub Joinder Date) is duly incorporated or organized (as the case may be), validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization. Each Purchaser Entity has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Purchaser Entity is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing can be cured without material cost or expense. Each Purchaser Entity has heretofore made available to the Seller accurate and complete copies of its Organizational Documents, as currently in effect. Each Purchaser Entity is not in violation of any provision of its Organizational Documents in any material respect.

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3.2            Authorization; Binding Agreement. Each Purchaser Entity has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform each Purchaser Entity’s respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, subject to obtaining the Required Purchaser Stockholder Approval and the Conversion Approvals. The execution and delivery of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of each Purchaser Entity, and (b) other than the Required Purchaser Stockholder Approval, no other corporate proceedings, other than as set forth elsewhere in the Agreement, on the part of any Purchaser Entity is necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. On or prior to the date of this Agreement (except in each case as it relates to BVI Sub, from the BVI Sub Joinder Date), each Purchaser Entity’s board of directors, by resolutions adopted at a meeting duly called and held or by unanimous written consent, (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interests of each Purchaser Entity’s stockholders in accordance with the Delaware General Corporation Law (as amended, the “DGCL”) and the BVI Act, as applicable, (ii) approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement in accordance with the DGCL and the BVI Act, as applicable, and each Purchaser Entity’s Organizational Documents, (iii) resolved to recommend that the Purchaser’s stockholders vote in favor of the approval of this Agreement, the Merger and the other Purchaser Stockholder Approval Matters in accordance with the DGCL and the BVI Act, as applicable, and the Purchaser’s Organizational Documents (the “Purchaser Recommendation”) and (iv) directed that this Agreement and the other Purchaser Stockholder Approval Matters be submitted to the Purchaser’s stockholders for their approval and adoption. This Agreement has been, and each Ancillary Document to which a Purchaser Entity is a party shall be, when delivered, duly and validly executed and delivered by the corresponding Purchaser Entity and, assuming the due authorization, execution and delivery of this Agreement and such Ancillary Documents by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the corresponding Purchaser Entity, enforceable against that Purchaser Entity in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (collectively, the “Enforceability Exceptions”). The Purchaser Support Agreements, when delivered by the Purchaser, will be in full force and effect.

3.3            Capitalization.

(a)            The authorized shares of the Purchaser consist of (i) 250,000,000 shares of common stock with a par value of $0.001 per share (the “Purchaser Common Stock”), of which 129,566,207 shares are issued and outstanding as of the date hereof; and (ii) 5,000,000 preferred shares with a par value of $0.001 per share, of which no shares are issued and outstanding; provided that, upon the effectiveness of the Amended Purchaser Certificate of Incorporation, the authorized capital stock of the Purchaser shall be as set forth therein. The issued and outstanding Purchaser Securities as of the date of this Agreement are set forth on Schedule 3.3(a). All outstanding shares of Purchaser Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Purchaser’s Organizational Documents or any Contract to which Purchaser is a party. All of the outstanding Purchaser Securities have been granted, offered, sold and issued in compliance with all applicable securities Laws.

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(b)            Prior to giving effect to the Merger, Delaware Sub is authorized to issue 1,000 shares of common stock, of which 1,000 shares are issued and outstanding, and all of which are owned by the Purchaser.

(c)            Except as set forth in Schedule 3.3(a) or Schedule 3.3(c), there are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive, first refusal, first offer or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights or (iii) subscriptions or other rights, agreements, arrangements, Contracts or commitments of any character (other than this Agreement and the Ancillary Documents), (A) relating to the issued or unissued shares of the Purchaser or (B) obligating Purchaser to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or shares or securities convertible into or exchangeable for such shares, or (C) obligating Purchaser to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such capital shares. There are no outstanding obligations of the Purchaser to repurchase, redeem or otherwise acquire any shares of the Purchaser or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. Except as set forth in Schedule 3.3(c), there are no stockholders agreements, proxies, voting trusts or other agreements or understandings to which the Purchaser is a party (or, to the Purchaser’s Knowledge, to which it is not a party) with respect to the voting of any shares of the Purchaser.

(d)            All Indebtedness of the Purchaser as of the date of this Agreement is disclosed on Schedule 3.3(d). No Indebtedness of the Purchaser contains any restriction upon (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by the Purchaser or (iii) the ability of the Purchaser to grant any Lien on its properties or assets.

(e)            Since the date of formation of the Purchaser, and except as contemplated by this Agreement, the Purchaser has not declared or paid any distribution or dividend in respect of its shares and has not repurchased, redeemed or otherwise acquired any of its shares, and the Purchaser’s board of directors has not authorized any of the foregoing.

3.4            Subsidiaries. Schedule 3.4 sets forth the name of each Subsidiary of the Purchaser, and with respect to each Purchaser (a) its jurisdiction of organization, (b) its authorized shares or other equity interests (if applicable), (c) the number of issued and outstanding shares or other equity interests and the record holders and beneficial owners thereof and (d) its Tax election to be treated as a corporate or a disregarded entity under the Code and any state or applicable non-U.S. Tax laws, if any. Except as otherwise described in Schedule 3.4, all of the outstanding equity securities of each Subsidiary of the Purchaser are duly authorized and validly issued, fully paid and non-assessable (if applicable), and were offered, sold and delivered in compliance with all applicable securities Laws, and owned by one or more of the Purchaser or its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents and applicable securities Laws). There are no Contracts to which the Purchaser or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the equity interests of any Subsidiary of the Purchaser other than the Organizational Documents of any such Subsidiary. There are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Purchaser is a party or which are binding upon any Subsidiary of the Purchaser providing for the issuance or redemption of any equity interests of any Subsidiary of the Purchaser. There are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary of the Purchaser. No Subsidiary of the Purchaser has any limitation, whether by Contract, Order or applicable Law, on its ability to make any distributions or dividends to its equity holders or repay any debt owed to the Purchaser or another Subsidiary of the Purchaser. Except for the equity interests of the Subsidiaries listed on Schedule 3.4, other than pursuant to this Agreement, the Purchaser does not own or have any rights to acquire, directly or indirectly, any equity interests of, or otherwise Control, any Person. None of the Purchaser or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement. Except as set forth on Schedule 3.4, there are no outstanding contractual obligations of the Purchaser or its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

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3.5            Governmental Approvals. Except as otherwise described in Schedule 3.5, no Consent of or with any Governmental Authority, on the part of the Purchaser is required to be obtained or made in connection with the execution, delivery or performance by the Purchaser of this Agreement and each Ancillary Document to which it is a party or the consummation by the Purchaser of the transactions contemplated hereby and thereby, other than (a) pursuant to Antitrust Laws, (b) such filings as contemplated by this Agreement, (c) any filings required with Nasdaq or the SEC with respect to the transactions contemplated by this Agreement, (d) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, and (e) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.6            Non-Contravention. Except as otherwise described in Schedule 3.6, the execution and delivery by the Purchaser Entities of this Agreement and each Ancillary Document to which each is a party, the consummation by the Purchaser Entities of the transactions contemplated hereby and thereby, and compliance by the Purchaser Entities with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of the Organizational Documents any of the Purchaser Entities, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.5 hereof, and the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to the Purchaser Entities or any of their respective properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Purchaser Entity under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Purchaser Entity under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Purchaser Material Contract, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.7            SEC Filings and Purchaser Financials.

(a)            Except as set forth on Schedule 3.7, the Purchaser, since January 1, 2020, has filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Purchaser with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement. Except to the extent available on the SEC’s web site through EDGAR, the Purchaser has delivered to the Seller copies in the form filed with the SEC of all of the following: (i) the Purchaser’s annual reports on Form 10-K for each fiscal year of the Purchaser beginning with the first year the Purchaser was required to file such a form, (ii) the Purchaser’s quarterly reports on Form 10-Q for each fiscal quarter that the Purchaser filed such reports to disclose its quarterly financial results in each of the fiscal years of the Purchaser referred to in clause (i) above, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by the Purchaser with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are, collectively, the “Purchaser SEC Reports”) and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Purchaser Public Certifications”). The Purchaser SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of Purchaser SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other Purchaser SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Purchaser Public Certifications are each true as of their respective dates of filing. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to any Purchaser SEC Reports. None of the Purchaser SEC Reports filed on or prior to the date of this Agreement is subject to ongoing SEC review or investigations as of the date of this Agreement. As used in this Section 3.7, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, (A) the Purchaser Public Units, the Purchaser Common Stock and the Purchaser Public Warrants are listed on Nasdaq, (B) the Purchaser has not received any written deficiency notice from Nasdaq relating to the continued listing requirements of such Purchaser Securities, (C) there are no Actions pending or threatened in writing against the Purchaser by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such Purchaser Securities on Nasdaq and (D) such Purchaser Securities are in compliance with all of the applicable corporate governance rules of Nasdaq.

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(b)            The financial statements and notes of the Purchaser contained or incorporated by reference in the Purchaser SEC Reports (the “Purchaser Financials”), fairly present in all material respects the financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Purchaser at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved; (ii) contain and reflect all necessary adjustments and accruals for a fair representations of the Purchaser’s financial condition as of their dates; (iii) contain and reflect adequate provisions for all material Liabilities for all material Taxes applicable to the Purchaser with respect to the periods then ended; and (iv) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable, which are not expected to be material in amount).

(c)            The Purchaser is not subject to any Liabilities required to be reflected on a balance sheet prepared in accordance with GAAP, except for those that are either (i) adequately reflected or reserved on or provided for in the Purchaser Financials or (ii) not material and that were incurred since the most recent Purchaser Financials in the ordinary course of business consistent with past practice (other than Liabilities for breach of any Contract or violation of any law).

3.8            Absence of Certain Changes. Except as set forth on Schedule 3.8, since January 1, 2022, the Purchaser has (a) conducted its business in all material respects in the ordinary course of business consistent with past practice, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 5.3(b) (without giving effect to Schedule 5.3) if such action were taken on or after the date hereof without the consent of the Seller.

3.9            Compliance with Laws. The Purchaser is not and has not been in material conflict or material non-compliance with, or in material default or violation of, nor has the Purchaser received, since January 1, 2017, any written or, to the Knowledge of the Purchaser, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected.

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3.10            Purchaser Permits. The Purchaser and its Subsidiaries (and their employees who are legally required to be licensed by a Governmental Authority in order to perform his or her duties with respect to his or her employment with the Purchaser or any Subsidiary) hold all Permits necessary to lawfully conduct in all material respects its business as presently conducted, and to own, lease and operate its assets and properties (collectively, the “Purchaser Permits”). The Purchaser has made available to the Seller true, correct and complete copies of all material Purchaser Permits, all of which material Purchaser Permits are listed on Schedule 3.10. All of the Purchaser Permits are in full force and effect, and no suspension or cancellation of any of the Purchaser Permits is pending or threatened in writing, and none of the Purchaser Permits will be terminated or impaired or become terminable as a result of the transactions contemplated hereby. Neither the Purchaser nor any Subsidiary is in violation in any material respect of the terms of any Purchaser Permit, and neither the Purchaser nor its Subsidiaries have received any written notice of any Actions relating to the revocation or modification of any Purchaser Permit.

3.11            Litigation. Except as described on Schedule 3.11, there is no (a) Action of any nature currently pending or, to the Purchaser’s Knowledge, threatened, nor is there any reasonable basis for any Action to be made (and no such Action has been brought or, to the Purchaser’s Knowledge, threatened in the past five (5) years); or (b) Order now pending or outstanding or that was rendered by a Governmental Authority in the past five (5) years, in either case of (a) or (b) by or against the Purchaser or any Subsidiary, its current or former directors, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders of the Purchaser or a Subsidiary must be related to the Purchaser’s or Subsidiary’s business, equity securities or assets), its business, equity securities or assets. The items listed on Schedule 3.11, if finally determined adversely to the Purchaser or any Subsidiary, will not have, either individually or in the aggregate, a Material Adverse Effect upon the Purchaser or any Subsidiary. In the past five (5) years, none of the current or former officers, senior management or directors of the Purchaser or any Subsidiary have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud.

3.12            Material Contracts.

(a)            Schedule 3.12 sets forth a true, correct and complete list of, and the Purchaser has made available to the Seller, true, correct and complete copies of, each Contract to which any Purchaser Entity is a party or by which any Purchaser Entity, or any of its properties or assets are bound or affected (each Contract required to be set forth on Schedule 3.12, a “Purchaser Material Contract”) that:

(i)            contains covenants that limit the ability of the Purchaser or any Subsidiary (A) to compete in any line of business or with any Person or in any geographic area or to sell, or provide any service or product or solicit any Person, including any non-competition covenants, employee and customer non-solicit covenants, exclusivity restrictions, rights of first refusal or most-favored pricing clauses or (B) to purchase or acquire an interest in any other Person;

(ii)            involves any joint venture, profit-sharing, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture;

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(iii)           involves any exchange traded, over the counter or other swap, cap, floor, collar, futures contract, forward contract, option or other derivative financial instrument or Contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices;

(iv)           evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) of the Purchaser or any Subsidiary having an outstanding principal amount in excess of $200,000;

(v)            involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets with an aggregate value in excess of $200,000 (other than in the ordinary course of business consistent with past practice) or shares or other equity interests of the Purchaser or any Subsidiary or another Person;

(vi)           relates to any merger, consolidation or other business combination with any other Person or the acquisition or disposition of any other entity or its business or material assets or the sale of the Purchaser or any Subsidiary or their business or material assets;

(vii)          by its terms, individually or with all related Contracts, calls for aggregate payments or receipts by the Purchaser and its Subsidiaries under such Contract or Contracts of at least $200,000 per year or $500,000 in the aggregate;

(viii)         obligates the Purchaser and its Subsidiaries to provide continuing indemnification or a guarantee of obligations of a third party after the date hereof in excess of $200,000;

(ix)            is between the Purchaser or any Subsidiary and any directors, officers or employees of the Purchaser or any Subsidiary (other than at-will employment arrangements with employees entered into in the ordinary course of business consistent with past practice), including all non-competition, severance and indemnification agreements, or any Purchaser Related Person;

(x)            obligates the Purchaser and its Subsidiaries to make any capital commitment or expenditure in excess of $200,000 (including pursuant to any joint venture);

(xi)            relates to a material settlement entered into within three (3) years prior to the date of this Agreement or under which the Purchaser or any Subsidiary has outstanding obligations (other than customary confidentiality obligations);

(xii)           provides another Person (other than a Subsidiary of the Purchaser, or any manager, director or officer of the Purchaser or any Subsidiary) with a power of attorney;

(xiii)          relates to the development, ownership, licensing or use of any material Intellectual Property by, to or from the Purchaser or any Subsidiary, other than Off-the-Shelf Software;

(xiv)          that will be required to be filed with the Registration Statement under applicable SEC requirements or would otherwise be required to be filed by the Seller as an exhibit for a Form S-1 pursuant to Items 601(b)(1), (2), (4), (9) or (10) of Regulation S-K under the Securities Act as if the Purchaser was the registrant; or

(xv)          is otherwise material to the Purchaser and its Subsdiaries and outside of the ordinary course of business and not described in clauses (i) through (xv) above.

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(b)            Except as disclosed in Schedule 3.12(b), with respect to each Purchaser Material Contract: (i) such Purchaser Material Contract is valid and binding and enforceable in all material respects against the Purchaser or any Subsidiary party thereto and, to the Knowledge of the Purchaser, each other party thereto, and is in full force and effect (except, in each case, as such enforcement may be limited by the Enforceability Exceptions); (ii) the consummation of the transactions contemplated by this Agreement will not affect the validity or enforceability of any Purchaser Material Contract in any material respect; (iii) neither the Purchaser nor any Subsidiary is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute a material breach or default by the Purchaser or any Subsidiary, or permit termination or acceleration by the other party thereto, under such Purchaser Material Contract; (iv) to the Knowledge of the Purchaser, no other party to such Purchaser Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a material breach or default by such other party, or permit termination or acceleration by the Purchaser or any Subsidiary, under such Purchaser Material Contract; (v) neither the Purchaser nor any Subsidiary has received written notice of an intention by any party to any such Purchaser Material Contract that provides for a continuing obligation by any party thereto to terminate such Purchaser Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not adversely affect the Purchaser or any Subsidiary in any material respect; and (vi) neither the Purchaser nor any Subsidiary has waived any material rights under any such Purchaser Material Contract.

3.13            Intellectual Property.

(i)            Schedule 3.13(a) sets forth: (i) all U.S. and foreign registered Patents, Trademarks, Copyrights and Internet Assets and applications owned by ab Purchaser or otherwise used or held for use by the Purchaser in which Purchaser is the owner, applicant or assignee (“Purchaser Registered IP”), specifying as to each item, as applicable: (A) the nature of the item, including the title, (B) the owner of the item, (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed and (D) the issuance, registration or application numbers and dates; and (ii) all material unregistered Intellectual Property owned or purported to be owned by the Purchaser. Schedule 3.13(a)(ii) sets forth all Intellectual Property licenses, sublicenses and other agreements or permissions (“Purchaser IP Licenses”) (other than “shrink wrap,” “click wrap,” and “off the shelf” software agreements and other agreements for Software commercially available on reasonable terms to the public generally with license, maintenance, support and other fees of less than $50,000 per year (collectively, “Off-the-Shelf Software”), which are not required to be listed, although such licenses are “Purchaser IP Licenses” as that term is used herein), under which the Purchaser is a licensee or otherwise is authorized to use or practice any Intellectual Property, and such Purchaser IP Licenses describe all such Intellectual Property licenses under such Purchaser IP Licenses. The Purchaser owns, free and clear of all Liens (other than Permitted Liens), has valid and enforceable rights in, and has the unrestricted right to use, sell, license, transfer or assign, all Intellectual Property currently used, licensed or held for use by the Purchaser, except for the Intellectual Property that is the subject of the Purchaser IP Licenses. To the Knowledge of the Purchaser, no item of Purchaser Registered IP that consists of a pending Patent application fails to identify all pertinent inventors, and for each Patent and Patent application in the Purchaser Registered IP, the Purchaser has obtained valid assignments of inventions from each inventor and have been prepared without material defects in form or substance and are being prosecuted diligently in accordance with all duty of disclosure obligations. To the Knowledge of the Purchaser, all other Purchaser Registered IP and material unregistered Intellectual Property owned or purported to be owned by the Purchaser is valid and enforceable. Except as set forth on Schedule 3.13(a)(iii), all Purchaser Registered IP is owned exclusively by the Purchaser without obligation to pay royalties, licensing fees or other fees, or otherwise account to any third party with respect to such Purchaser Registered IP, and the Purchaser has recorded assignments of all Purchaser Registered IP.

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(b)            Purchaser has a valid and enforceable license to use all Intellectual Property that is the subject of the Purchaser IP Licenses. To the Knowledge of the Purchaser, the Purchaser IP Licenses include all of the licenses, sublicenses and other agreements or permissions necessary to operate the business of the Purchaser as presently conducted. The Purchaser has performed all obligations imposed on it in the Purchaser IP Licenses, has made all payments required to date, and the Purchaser is not, nor is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder. The continued use by the Purchaser of the Intellectual Property that is the subject of the Purchaser IP Licenses in the same manner that it is currently being used is not restricted by any applicable license of the Purchaser other than by any applicable terms regarding term and renewal of such licenses. All registrations for Copyrights, Patents, Trademarks and Internet Assets that are owned by or exclusively licensed to Purchaser are valid, in force and in good standing with all required fees and maintenance fees having been paid with no Actions pending, and all current applications to register any Copyrights, Patents and Trademarks are pending and in good standing, and being diligently prosecuted, all without challenge of any kind other than office actions or similar administrative refusals in the ordinary course of seeking governmental recognition of such rights. The Purchaser is not party to any Contract that requires the Purchaser to assign to any Person all of its rights in any Intellectual Property developed by the Purchaser under such Contract.

(c)            Schedule 3.13(c) sets forth all licenses, sublicenses and other agreements or permissions under which Purchaser is the licensor (each, an “Purchaser Outbound IP License”). The Purchaser has performed all obligations imposed on it in the Purchaser Outbound IP Licenses, and the Purchaser is not, nor, to the Knowledge of the Purchaser, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder.

(d)            No Action is pending or threatened in writing against Purchaser that challenges the validity, enforceability, ownership, or right to use, sell, license or sublicense, or that otherwise relates to, any Intellectual Property currently owned by or licensed to the Purchaser, nor, to the Knowledge of the Purchaser, is there any reasonable basis for any such Action. The Purchaser has not received any written notice or claim asserting or suggesting that any infringement, misappropriation, violation, dilution or unauthorized use of the Intellectual Property of any other Person is or may be occurring or has or may have occurred, as a consequence of the business activities of the Purchaser, nor to the Knowledge of the Purchaser is there a reasonable basis therefor. There are no Orders to which Purchaser is a party or its otherwise bound that (i) restrict the rights of the Purchaser to use, transfer, license or enforce any Intellectual Property owned by the Purchaser, (ii) restrict the conduct of the business of the Purchaser in order to accommodate a third Person’s Intellectual Property, or (iii) other than any applicable Purchaser Outbound IP Licenses, grant any third Person any right with respect to any Intellectual Property owned by the Purchaser. To the Knowledge of the Purchaser, the Purchaser is not currently nor will be infringing, or has, in the past, infringed, misappropriated or violated any Intellectual Property of any other Person in connection with operating the business of the Purchaser as presently conducted or contemplated to be conducted or in connection with the ownership, use or license of any Intellectual Property owned or purported to be owned by the Purchaser or, to the Knowledge of the Purchaser, otherwise in connection with the conduct of the respective businesses of the Purchaser. To the Purchaser’s Knowledge, no third party is currently, or in the past five (5) years has been, infringing upon, misappropriating or otherwise violating any Intellectual Property owned, licensed by, licensed to, or otherwise used or held for use by the Purchaser in any material respect.

(e)            Except as set forth on Schedule 3.13(e), all officers, directors, employees and independent contractors of the Purchaser (and each of their respective Affiliates) are obligated to assign and have assigned to the Purchaser all Intellectual Property arising from the services performed for Purchaser by such Persons and all such assignments of Purchaser Registered IP have been recorded. No current or former officers, employees or independent contractors of the Purchaser have claimed any ownership interest in any Intellectual Property owned by the Purchaser. To the Knowledge of the Purchaser, there has been no violation of the Purchaser’s policies or practices related to protection of the Purchaser or any confidentiality or nondisclosure Contract relating to the Intellectual Property owned by the Purchaser. The Purchaser has made available to the Seller true and complete copies of all written Contracts referenced in subsections under which employees and independent contractors assigned their Intellectual Property to Purchaser. To the Purchaser’s Knowledge, none of the employees of Purchaser is obligated under any Contract, or subject to any Order, that would materially interfere with the use of such employee’s best efforts to promote the interests of the Purchaser, or that would materially conflict with the business of Purchaser as presently conducted or contemplated to be conducted. The Purchaser has taken reasonable security measures in order to protect the secrecy, confidentiality and value of the material Purchaser IP.

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(f)            To the Knowledge of the Purchaser, no Person has obtained unauthorized access to material third party information and data (including personally identifiable information) in the possession of Purchaser, nor has there been any other material compromise of the security, confidentiality or integrity of such information or data, and no written complaint relating to an improper use or disclosure of, or a breach in the security of, any such information or data has been received by the Purchaser. The Purchaser has complied in all material respects with all applicable Laws and Contract requirements relating to privacy, personal data protection, and the collection, processing and use of personal information and its own privacy policies and guidelines. The operation of the business of the Purchaser has not and does not violate any right to privacy or publicity of any third person, or constitute unfair competition or trade practices under applicable Law.

(g)            The consummation of any of the transactions contemplated by this Agreement will not result in the material breach, material modification, material cancellation, material termination, material suspension of, or material acceleration of any payments with respect to, or release of source code because of (i) any Contract providing for the license or other use of Intellectual Property owned by the Purchaser, or (ii) any Purchaser IP License.

3.14            Taxes and Returns.

(a)            The Purchaser has timely filed, or caused to be timely filed, all material Tax Returns required to be filed by it, which such Tax Returns are accurate and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP. Schedule 3.14(a) sets forth each jurisdiction where the Purchaser files or is required to file a Tax Return. There are no audits, examinations, investigations or other proceedings pending against the Purchaser in respect of any Tax, and the Purchaser has not been notified in writing of any proposed Tax claims or assessments against the Purchaser (other than, in each case, claims or assessments for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP or are immaterial in amount). There are no Liens with respect to any Taxes upon any of the Purchaser’s assets, other than Permitted Liens. The Purchaser has no outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by the Purchaser for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(b)            Since the date of its formation, the Purchaser has not (i) changed any Tax accounting methods, policies or procedures except as required by a change in Law, (ii) made, revoked, or amended any material Tax election, (iii) filed any amended Tax Returns or claim for refund or (iv) entered into any closing agreement affecting or otherwise settled or compromised any material Tax Liability or refund.

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3.15            Real Property. Schedule 3.15 contains a complete and accurate list of all premises currently leased or subleased or otherwise used or occupied by the Purchaser or any Subsidiary for the operation of its business, and of all current leases, lease guarantees, agreements and documents related thereto, including all amendments, terminations and modifications thereof or waivers thereto (collectively, the “Purchaser Real Property Leases”), as well as the current annual rent and term under each Purchaser Real Property Lease. The Purchaser has provided to the Seller a true and complete copy of each of the Purchaser Real Property Leases. The Purchaser Real Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect (except, in each case, as such enforcement may be limited by Enforcement Exceptions). To the Knowledge of the Purchaser, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of the Purchaser or any other party under any of the Purchaser Real Property Leases, and neither the Purchaser nor any Subsidiary has received notice of any such condition. Neither the Purchaser nor any Subsidiary owns or has ever owned any real property or any interest in real property (other than the leasehold interests in the Purchaser Real Property Leases).

3.16            Personal Property. Each item of Personal Property which is currently owned, used or leased by the Purchaser or any Subsidiary with a book value or fair market value of greater than $50,000 is set forth on Schedule 3.16, along with, to the extent applicable, a list of lease agreements, lease guarantees, security agreements and other agreements related thereto, including all amendments, terminations and modifications thereof or waivers thereto (“Purchaser Personal Property Leases”). Except as set forth in Schedule 3.16, all such items of Personal Property are in good operating condition and repair (reasonable wear and tear excepted consistent with the age of such items) in all material respects, and are suitable for their intended use in the business of the Purchaser and its Subsidiaries. The operation of the Purchaser’s and its Subsidiaries’ business as it is now conducted or presently proposed to be conducted is not dependent upon the right to use the Personal Property of Persons other than the Purchaser and its Subsidiaries, except for such Personal Property that is owned, leased or licensed by or otherwise contracted to the Purchaser and its Subsidiaries. The Purchaser has provided to the Seller a true and complete copy of each of the Purchaser Personal Property Leases. The Purchaser Personal Property Leases are valid, binding and enforceable in accordance with their terms (except, in each case, as such enforcement may be limited by Enforcement Exceptions) and are in full force and effect in all material respects. To the Knowledge of the Purchaser, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of the Purchaser, any of its Subsidiaries or any other party under any of the Purchaser Personal Property Leases, and neither the Purchaser nor any Subsidiary has received notice of any such condition.

3.17            Title to and Sufficiency of Assets. The Purchaser and each Subsidiary has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests, (c) Liens specifically identified on the balance sheet as of March 31, 2022 and (d) Liens set forth on Schedule 3.17. The assets (including Intellectual Property rights and contractual rights) of the Purchaser constitute all of the material assets, rights and properties that are currently used in the operation of the businesses of the Purchaser as it is now conducted or that are used or held by the Purchaser for use in the operation of the business of the Purchaser, and taken together, are adequate and sufficient for the operation of the business of the Purchaser as currently conducted.

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3.18            Employee Matters.

(i)            Neither the Purchaser nor any Subsidiary is a party to any collective bargaining agreement or other Contract covering any group of employees, labor organization or other representative of any of the employees of the Purchaser or any Subsidiary, and the Purchaser has no Knowledge of any activities or proceedings of any labor union or other party to organize or represent such employees. There has not occurred or, to the Knowledge of the Purchaser, been threatened any strike, slow-down, picketing, work-stoppage, or other similar labor activity with respect to any such employees. Schedule 3.18(a) sets forth all unresolved labor controversies (including unresolved grievances and age or other discrimination claims), if any, that are pending or threatened in writing between the Purchaser or any Subsidiary and Persons employed by or providing services as independent contractors to the Purchaser or any Subsidiary. No current officer or key employee of the Purchaser or any Subsidiary has provided the Purchaser or any Subsidiary written notice of his or her plan to terminate his or her employment with the Purchaser or any Subsidiary. No material employee layoff, facility closure or shutdown (whether voluntary or by Law or Order), reduction-in-force, furlough, temporary layoff, material work schedule change or reduction in hours, salary or wages, or other workforce changes affecting Purchaser Entity employees has occurred since January 1, 2020, or is currently contemplated, planned or announced, including as a result of COVID-19 or any COVID-19 Measures. Since January 1, 2020, neither the Purchaser nor any Subsidiary has implemented any plant closing or employee layoffs that would trigger notice obligations under the WARN Act.

(b)            The Purchaser and each Subsidiary thereof (i) is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, health and safety and wages and hours, and other Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and has not received written notice that there is any pending Action involving unfair labor practices against the Purchaser or any Subsidiary, (ii) is not liable for any material past due arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) is not liable for any material payment to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). There are no Actions pending or threatened in writing against the Purchaser or a Subsidiary brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(c)            The Purchaser has provided the Seller with a complete and accurate list as of the date hereof of all employees of the Purchaser Entities showing for each as of such date (i) the employee’s name, job title or description, employer, location, salary level (including any bonus, commission, deferred compensation or other remuneration payable (other than any such arrangements under which payments are at the discretion of the Purchaser or its Subsidiaries)), and (ii) any wages, salary, bonus, commission or other compensation due and owing to each employee during or for the fiscal year ending December 31, 2021. Except as set forth on Schedule 3.18(c), (A) no employee is a party to a written employment Contract with the Purchaser or any Subsidiary and each is employed “at will”, and (B) the Purchaser and its Subsidiaries have paid in full to all their employees all wages, salaries, commission, bonuses and other compensation due to their employees, including overtime compensation, and neither the Purchaser nor any Subsidiary has any obligation or Liability (whether or not contingent) with respect to severance payments to any such employees under the terms of any written agreement, or commitment or any applicable Law, custom, trade or practice. Except as set forth in Schedule 3.18(c), each employee of the Purchaser and its Subsidiaries has entered into the Purchaser’s standard form of employee non-disclosure, inventions and restrictive covenants agreement with the Purchaser or a Subsidiary (whether pursuant to a separate agreement or incorporated as part of such employee’s overall employment agreement), a copy of which has been made available to the Seller by the Purchaser.

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(d)            Schedule 3.18(d) contains a list of all independent contractors (including consultants) currently engaged by the Purchaser or a Subsidiary, along with the position, the entity engaging such Person, date of retention and rate of remuneration for each such Person. Except as set forth on Schedule 3.18(d), all of such independent contractors are a party to a written Contract with the Purchaser or a Subsidiary. Except as set forth on Schedule 3.18(d), each such independent contractor has entered into customary covenants regarding confidentiality, non-solicitation and assignment of inventions and copyrights in such Person’s agreement with the Purchaser or a Subsidiary, a copy of which has been provided to the Seller by the Purchaser. For the purposes of applicable Law, including the Code, all independent contractors who are currently, or within the past six (6) years, have been, engaged by the Purchaser or a Subsidiary are bona fide independent contractors and not employees of the Purchaser or a Subsidiary. Each independent contractor is terminable on fewer than thirty (30) days’ notice, without any obligation of the Purchaser or any Subsidiary to pay a material amount in severance or a termination fee.

3.19            Benefit Plans.

(i)            Set forth on Schedule 3.19(a) is a true and complete list of each material Benefit Plan of the Purchaser and its Subsidiaries (each, a “Purchaser Benefit Plan”). With respect to each Purchaser Benefit Plan, there are no funded benefit obligations for which contributions have not been materially made or properly accrued and there are no material unfunded benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP on the Purchaser Financials. Except as set forth on Schedule 3.19(a), neither the Purchaser nor any Subsidiary or has in the past been a member of a “controlled group” for purposes of Section 414(b), (c), (m) or (o) of the Code other than with the Purchaser or another Subsidiary, nor does the Purchaser or any Subsidiary have any Liability with respect to any collectively-bargained for plans, whether or not subject to the provisions of ERISA.

(ii)            Each Purchaser Benefit Plan in all material respects is and has been operated in compliance with all applicable Laws in all material respects, including ERISA and the Code. Each Purchaser Benefit Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code (i) has been determined by the IRS to be so qualified (or is based on a prototype plan which has received a favorable opinion letter) during the period from its adoption to the date of this Agreement and (ii) is funded through a trust exempt from taxation under Section 501(a) of the Code. To the Knowledge of the Purchaser, no fact exists which could adversely affect the qualified status of such Purchaser Benefit Plans or the exempt status of such trusts.

(iii)            With respect to each Purchaser Benefit Plan, the Purchaser has made available to the Seller accurate and complete copies, if applicable, of: (i) all Purchaser Benefit Plan documents and agreements and related trust agreements or annuity Contracts (including any amendments, modifications or supplements thereto); (ii) all summary plan descriptions and material modifications thereto; (iii) the three (3) most recent Forms 5500, if applicable, and annual report, including all schedules thereto; (iv) the most recent annual and periodic accounting of plan assets; (v) the three (3) most recent nondiscrimination testing reports; (vi) the most recent determination letter received from the IRS, if any; (vii) the most recent actuarial valuation; and (viii) all material written communications between the Purchaser or any Subsidiary or any Purchaser Benefit Plan and any Governmental Authority and relating to a Purchaser Benefit Plan within six (6) years preceding the date of this Agreement.

(iv)            With respect to each Purchaser Benefit Plan: (i) such Purchaser Benefit Plan has been administered and enforced in all material respects in accordance with its terms, the Code and ERISA; (ii) neither the Purchaser nor any Subsidiary nor any employee, officer or director thereof that is a fiduciary (under ERISA) with respect to such Purchaser Benefit Plan has breached any of its fiduciary responsibilities, obligations or duties imposed on it by ERISA; (iii) no Action is pending or threatened in writing (other than routine claims for benefits arising in the ordinary course of administration); (iv) nothing has occurred with respect to any Purchaser Benefit Plan that has subjected the Purchaser or any Subsidiary to any material penalty under Section 502 of ERISA or Section 4975 of the Code; and (v) all contributions and premiums due through the Closing Date have been made in all material respects as required under ERISA or have been fully accrued in all material respects on the Purchaser Financials.

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(v)            No Purchaser Benefit Plan is, and neither the Purchaser or any Subsidiary or any of their respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or otherwise has or could reasonably be expected to have any current or contingent Liability under or with respect to, a “defined benefit plan” (as defined in Section 414(j) of the Code), a “multiemployer plan” (as defined in Section 3(37) of ERISA) or a “multiple employer plan” (as described in Section 413(c) of the Code) or is otherwise subject to Title IV of ERISA or Section 412 of the Code. To the Purchaser’s Knowledge, no Purchaser Benefit Plan will become a multiple employer plan with respect to any Purchaser Entity immediately after the Closing Date. Neither the Purchaser nor any Subsidiary currently maintains or has ever maintained, or is required currently or has ever been required to contribute to or otherwise participate in, a multiple employer welfare arrangement or voluntary employees’ beneficiary association as defined in Section 501(c)(9) of the Code. For purposes of this Agreement, “ERISA Affiliate” means, with respect to any Person, any Person or entity (whether or not incorporated) that is under common control or treated as one employer under Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code.

(vi)            There is no arrangement under any Purchaser Benefit Plan with respect to any employee that would result in the payment of any amount that by operation of Sections 280G or 162(m) of the Code would not be deductible by the Purchaser Entities and no arrangement exists pursuant to which the Purchaser or any Subsidiary will be required to “gross up” or otherwise compensate any person because of the imposition of any excise tax on a payment to such person.

(vii)            With respect to each Purchaser Benefit Plan which is a “welfare plan” (as described in Section 3(1) of ERISA): (i) no such plan provides medical or death benefits with respect to current or former employees of the Purchaser or any Subsidiary beyond their termination of employment (other than coverage mandated by Law, which is paid solely by such employees); and (ii) there are no reserves, assets, surplus or prepaid premiums under any such plan. The Purchaser and each Subsidiary has complied with the provisions of Section 601 et seq. of ERISA and Section 4980B of the Code.

(viii)            Except as set forth on Schedule 3.19(h), the consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not: (i) entitle any individual to severance pay, unemployment compensation or other benefits or compensation; or (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due, or in respect of, any individual. Neither the Purchaser nor any Subsidiary has incurred any Liability for any Tax imposed under Chapter 43 of the Code or civil liability under Section 502(i) or (l) of ERISA.

(ix)            Each Purchaser Benefit Plan that constitutes, in any part, a “nonqualified deferred compensation plan” (as defined in Section 409A of the Code) is listed on Schedule 3.19(i) and has been, in all material respects, in documentary and operational compliance with Section 409A of the Code and all applicable IRS guidance promulgated thereunder. There is no Contract or plan to which the Purchaser or any Subsidiary is a party or by which it is bound to compensate any employee, consultant or director for penalty taxes incurred pursuant to Section 409A of the Code.

3.20            Environmental Matters. Except as set forth in Schedule 3.20:

(a)            Each of the Purchaser and its Subsidiaries is and has been in compliance in all material respects with all applicable Environmental Laws, including obtaining, maintaining in good standing, and complying in all material respects with all Permits required for its business and operations by Environmental Laws (“Environmental Permits”), no Action is pending or threatened in writing to revoke, modify, or terminate any such Environmental Permit, and, to the Purchaser’s Knowledge, no facts, circumstances, or conditions currently exist that could adversely affect such continued compliance in all material respects with Environmental Laws and Environmental Permits or require capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

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(b)            Neither the Purchaser nor any of its Subsidiaries is the subject of any outstanding Order or Contract with any Governmental Authority or other Person in respect of any (i) Environmental Laws, (ii) Remedial Action, or (iii) Release or threatened Release of a Hazardous Material. Neither the Purchaser nor any Subsidiary has assumed, contractually or by operation of Law, any Liabilities or obligations under any Environmental Laws.

(c)            No Action has been made or is pending or threatened in writing against the Purchaser or any Subsidiary or any assets of the Purchaser or any Subsidiary alleging either or both that the Purchaser or any Subsidiary may be in material violation of any Environmental Law or Environmental Permit or may have any material Liability under any Environmental Law.

(d)            Neither the Purchaser nor any Subsidiary has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or Released any Hazardous Material, or owned or operated any property or facility, in a manner that has given or would reasonably be expected to give rise to any material Liability or material obligation under applicable Environmental Laws. No fact, circumstance, or condition exists in respect of the Purchaser or any Subsidiary or any property currently or formerly owned, operated, or leased by the Purchaser or any Subsidiary or any property to which a Purchaser Entity arranged for the disposal or treatment of Hazardous Materials that would reasonably be expected to result in the Purchaser or any Subsidiary incurring any material Environmental Liabilities.

(e)            There is no investigation of the business, operations, or currently owned, operated, or leased property of the Purchaser or any Subsidiary or, to the Purchaser’s Knowledge, previously owned, operated, or leased property of the Purchaser or any Subsidiary pending or threatened in writing that would lead to the imposition of any Liens under any Environmental Law or material Environmental Liabilities.

(f)            To the Knowledge of the Purchaser, there is not located at any of the properties of the Purchaser or any Subsidiary any (i) underground storage tanks, (ii) asbestos-containing material, or (iii) equipment containing polychlorinated biphenyls.

(g)            The Purchaser has provided to the Seller all environmentally related site assessments, audits, studies, reports, analysis and results of investigations that have been performed in respect of the currently or previously owned, leased, or operated properties of the Purchaser or any Subsidiary.

3.21            . Transactions with Related Persons. Except as set forth on Schedule 3.21, neither Purchaser nor its Subsidiaries, nor, with respect of the foregoing, any of its officers, directors, managers, employees, trustee or beneficiary of Purchaser or any of its Affiliates, nor any immediate family member of any of the foregoing (whether directly or indirectly through an Affiliate of such Person) (each of the foregoing, a “Purchaser Related Person”) is presently, or in the past three (3) years, has been, a party to any transaction with Purchaser, including any Contract or other arrangement (a) providing for the furnishing of services by (other than as officers, directors or employees of the Purchaser), (b) providing for the rental of real property or Personal Property from or (c) otherwise requiring payments to (other than for services or expenses as directors, officers or employees of the Purchaser in the ordinary course of business consistent with past practice) any Purchaser Related Person or any Person in which any Purchaser Related Person has an interest as an owner, officer, manager, director, trustee or partner or in which any Purchaser Related Person has any direct or indirect interest (other than the ownership of securities representing no more than two percent (2%) of the outstanding voting power or economic interest of a publicly traded company). Except as set forth on Schedule 3.21, neither the Purchaser nor any Subsidiary has outstanding any Contract or other arrangement or commitment with any Purchaser Related Person, and no Purchaser Related Person owns any real property or Personal Property, or right, tangible or intangible (including Intellectual Property) which is used in the business of Purchaser. The assets of the Purchaser do not include any receivable or other obligation from a Purchaser Related Person, and the liabilities of the Purchaser do not include any payable or other obligation or commitment to any Purchaser Related Person.

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3.22            Purchaser Insurance.

(a)            Schedule 3.22(a) lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by the Purchaser or any of its Subsidiaries relating to the Purchaser or its Subsidiaries or their respective businesses, properties, assets, directors, officers and employees, copies of which have been provided to the Seller. All premiums due and payable under all such insurance policies have been timely paid and the Purchaser and it Subsidiaries are otherwise in material compliance with the terms of such insurance policies. Each such insurance policy (i) is legal, valid, binding, enforceable and in full force and effect and (ii) will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing. Neither the Purchaser nor any Subsidiary has any self-insurance or co-insurance programs. Since January 1, 2020, neither the Purchaser nor any Subsidiary has received any notice from, or on behalf of, any insurance carrier relating to or involving any adverse change or any change other than in the ordinary course of business, in the conditions of insurance, any refusal to issue an insurance policy or non-renewal of a policy.

(b)            Schedule 3.22(b) identifies each individual insurance claim in excess of $50,000 made by the Purchaser or any Subsidiary since January 1, 2020. Each of the Purchaser and its Subsidiaries has reported to its insurers all claims and pending circumstances that would reasonably be expected to result in a claim, except where such failure to report such a claim would not be reasonably likely to be material to the Purchaser and its Subsidiaries. To the Knowledge of the Purchaser, no event has occurred, and no condition or circumstance exists, that would reasonably be expected to (with or without notice or lapse of time) give rise to or serve as a basis for the denial of any such insurance claim. Neither the Purchaser nor any of its Subsidiaries has made any claim against an insurance policy as to which the insurer is denying coverage.

3.23            Top Purchaser Customers and Top Purchaser Suppliers. Schedule 3.23 lists, by dollar volume received or paid, as applicable, for each of (a) the twelve (12) months ended on December 31, 2020 and (b) the period from January 1, 2021 through March 31, 2022, the ten (10) largest customers of the Purchaser and its Subsidiaries (the “Top Purchaser Customers”) and the ten largest suppliers of goods or services to the Purchaser and its Subsidiaries (the “Top Purchaser Suppliers”), along with the amounts of such dollar volumes. The relationships of the Purchaser and its Subsidiaries with such suppliers and customers are good commercial working relationships and (i) no Top Purchaser Supplier or Top Purchaser Customer within the last twelve (12) months has cancelled or otherwise terminated, or, to the Purchaser’s Knowledge, intends to cancel or otherwise terminate, any material relationships of such Person with the Purchaser or its Subsidiaries, (ii) no Top Purchaser Supplier or Top Purchaser Customer has during the last twelve (12) months decreased materially or, to the Purchaser’s Knowledge, threatened to stop, decrease or limit materially, or intends to modify materially its material relationships with the Purchaser or its Subsidiaries or intends to stop, decrease or limit materially its products or services to the Purchaser or its Subsidiaries or its usage or purchase of the products or services of the Purchaser or its Subsidiaries, (iii) to the Purchaser’s Knowledge, no Top Purchaser Supplier or Top Purchaser Customer intends to refuse to pay any amount due to the Purchaser or its Subsidiaries or seek to exercise any remedy against the Purchaser or its Subsidiaries, (iv) neither the Purchaser nor any Subsidiary has within the past two (2) years been engaged in any material dispute with any Top Purchaser Supplier or Top Purchaser Customer, and (v) to the Purchaser’s Knowledge, the consummation of the transactions contemplated in this Agreement and the Ancillary Documents will not adversely affect the relationship of the Purchaser or any Subsidiary with any Top Purchaser Supplier or Top Purchaser Customer.

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3.24            Certain Business Practices.

(a)            Neither the Purchaser, nor any of its Representatives acting on its behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other local or foreign anti-corruption or bribery Law, (iii) made any other unlawful payment or (iv) since the formation of the Purchaser, directly or indirectly, given or agreed to give any unlawful gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Purchaser or assist it in connection with any actual or proposed transaction.

(b)            The operations of the Purchaser are and have been conducted at all times in material compliance with money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving the Purchaser with respect to any of the foregoing is pending or threatened in writing.

(c)            None of the Purchaser or any of its directors or officers, or, to the Knowledge of the Purchaser, any other Representative acting on behalf of the Purchaser is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the Purchaser has not, in the last five (5) fiscal years, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC.

3.25            Finders and Brokers. Except as set forth on Schedule 3.25, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from the Purchaser Entities or any of their respective Affiliates in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Purchaser.

3.26            Investment Company Act. The Purchaser is not an “investment company”, a Person directly or indirectly “controlled” by or acting on behalf of an “investment company” or required to register as an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

3.27            Independent Investigation. The Purchaser has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Purchaser, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Purchaser for such purpose. The Purchaser acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Seller set forth in this Agreement and in any certificate delivered to the Purchaser pursuant hereto, and the information provided by or on behalf of the Company for the Proxy Statement; and (b) none of the Company nor its respective Representatives have made any representation or warranty as to the Purchaser, or this Agreement, except as expressly set forth in this Agreement or in any certificate delivered to the Purchaser pursuant hereto, or with respect to the information provided by or on behalf of the Company for the Proxy Statement.

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3.28            Information Supplied. None of the information supplied or to be supplied by the Purchaser expressly for inclusion or incorporation by reference: (a) in any current report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Governmental Authority or stock exchange with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Statement; or (c) in the mailings or other distributions to the Purchaser’s stockholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Purchaser expressly for inclusion or incorporation by reference in any of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Purchaser makes no representation, warranty or covenant with respect to any information supplied by or on behalf of the Company or the Seller or any of their Affiliates.

3.29            Ownership of Merger Consideration. All shares of (i) Purchaser Common Stock, (ii) Series A Preferred Stock, and (iii) Series B Preferred Stock to be issued and delivered to the Seller shall be issued in compliance with all applicable securities Laws and, upon issuance and delivery of such stock, be fully paid and non-assessable, free and clear of all Liens, other than restrictions arising from applicable securities Laws, any applicable Company Lock-Up Agreement, the Escrow Agreement, the corresponding certificate of designations and any Liens incurred by the Seller, and the issuance and sale of such Purchaser Common Stock pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal or first offer.

3.30            Delaware Sub and BVI Sub Activities. Since their formation, each of Delaware Sub and BVI Sub has not engaged in any business activities other than as contemplated by this Agreement, does not own directly or indirectly any ownership, equity, profits or voting interest in any Person (except for Delaware Sub’s ownership of BVI Sub) and has no assets or Liabilities except those incurred in connection with this Agreement and the Ancillary Documents to which it is a party and the Transactions, and, other than this Agreement and the Ancillary Documents to which it is a party, neither Delaware Sub nor BVI Sub is a party to or bound by any Contract.

3.31            No Other Representations. Except for the representations and warranties expressly made by the Purchaser Entities in this Article III (as modified by the Purchaser Disclosure Schedules and the Purchaser SEC Reports) or as expressly set forth in an Ancillary Document, none of the Purchaser Entities nor any other Person on their behalf makes any express or implied representation or warranty with respect to any Purchaser Entity or their business, operations, assets or Liabilities, or the transactions contemplated by this Agreement or any of the other Ancillary Documents, and each Purchaser Entity hereby expressly disclaims any other representations or warranties, whether implied or made by the Purchaser Entities or any of their Representatives. Except for the representations and warranties expressly made by the Purchaser Entities in this Article III (as modified by the Purchaser Disclosure Schedules) or in an Ancillary Document, the Purchaser Entities hereby expressly disclaim all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to the Seller or any of its Representatives (including any opinion, information, projection or advice that may have been or may be provided to the Seller or any of its Representatives by any Representative of the Purchaser Entities), including any representations or warranties regarding the probable success or profitability of the businesses of the Purchaser Entities.

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Article IV
REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY AND SELLER

Except as set forth in (i) the disclosure schedules delivered by the Seller to the Purchaser on the date hereof (the “Seller Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer (provided, however, that an item disclosed in any Section of the Seller Disclosure Schedules shall be deemed to have been disclosed with respect to all other Sections of this Article IV to which the relevance of such disclosure is reasonably apparent on its face), or (ii) the Seller SEC Reports that are available on the SEC’s web site through EDGAR, the Seller and, from the Company Joinder Date, the Company hereby represent and warrant to the Purchaser, as of the date hereof (and, with respect to the Seller and Company Signing Reps, the Seller represents and warrants as of the date hereof and the Company represents and warrants as of the Company Joinder Date) and as of the Closing, as follows:

4.1            Organization and Standing. The Seller and each Subsidiary of the Seller, and (from the Company Joinder Date) the Company, is an entity duly formed, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate or limited liability company (as the case may be) power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Target Entity is duly qualified or licensed and in good standing in the jurisdiction in which it is incorporated or registered and in each other jurisdiction where it does business or operates to the extent that the character of the property owned, or leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where failure to be so qualified or licensed or in good standing can be cured without material cost or expense. Schedule 4.1 lists all jurisdictions in which any Target Entity is qualified to conduct business and all names other than its legal name under which any Target Entity does business. The Seller has provided to the Purchaser accurate and complete copies of its Organizational Documents and the Organizational Documents of each of its Subsidiaries, each as amended to date and as currently in effect. No Target Entity is in violation of any provision of its Organizational Documents in any material respect.

4.2            Each of the Seller and Company has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform the Seller’s and Company’s respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, subject to obtaining the Required Seller Stockholder Approval. The execution and delivery of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of the Seller and Company, and (b) other than the Required Seller Stockholder Approval, no other corporate proceedings, other than as set forth elsewhere in the Agreement, on the part of the Seller or the Company are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which each of the Seller and Company is or is required to be a party shall be when delivered, duly and validly executed and delivered by the Seller or the Company, as applicable, and assuming the due authorization, execution and delivery of this Agreement and any such Ancillary Document by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the legal, valid and binding obligation of the Seller or the Company, as applicable, enforceable against the Seller or the Company, as applicable, in accordance with its terms, subject to the Enforceability Exceptions. On or prior to the date of this Agreement, each of the Seller’s and Company’s boards of directors, by resolutions adopted at a meeting duly called and held or by unanimous written consent, (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interests of the Seller’s or the Company’s stockholders in accordance with the BVI Act or NRS, as applicable; (ii) approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement in accordance with the BVI Act or NRS, and the Seller’s or the Company’s Organizational Documents, in each case as applicable; (iii) resolved to recommend that the Seller’s and the Company’s stockholders vote in favor of the approval of this Agreement, in accordance with the BVI Act and NRS, as applicable; and (iv) resolved to recommend that the Seller’s stockholders adopt and approve this Agreement and the other matters required for the Required Seller Stockholder Approval (the “Seller Recommendation”). The Seller Support Agreements, when delivered by the Seller, will include holders of Seller Stock representing at least the Required Seller Stockholder Approval, and such Seller Support Agreements, when delivered by the Seller and Company, will be in full force and effect.

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4.3            Capitalization.

(a)            The Seller is authorized to issue (i) 2,250,000,000 shares of Seller Class A Common Stock, of which 1,227,516,211 shares are issued and outstanding; (ii) 200,000,000 shares of Seller Class B Common Stock, of which 65,000,000 shares are issued and outstanding; and (iii) 50,000,000 shares of Seller Preferred Stock, of which no shares are issued and outstanding. Prior to giving effect to the transactions contemplated by this Agreement, all of the issued and outstanding Seller Stock and other equity interests of the Seller are set forth on Schedule 4.3(a), all of which shares and other equity interests are owned free and clear of any Liens other than those imposed under the Seller Charter and applicable securities Laws. All of the outstanding shares of Seller Stock have been duly authorized, are fully paid and non-assessable and not in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the NRS, any other applicable Law, the Seller Charter or any Contract to which the Seller is a party or by which it or its securities are bound. The Seller holds no shares or other equity interests of the Seller in its treasury. None of the outstanding shares or other equity interests of the Seller were issued in violation of any applicable securities Laws. The rights, privileges and preferences of the Seller Preferred Stock are as stated in the Seller Charter and as provided by the NRS.

(b)            Other than as set forth on Schedule 4.3(b), there are no other Company Convertible Securities, or preemptive rights or rights of first refusal or first offer, nor are there any Contracts, commitments, arrangements or restrictions to which the Company or, to the Knowledge of the Seller, any of its stockholders is a party or bound relating to any equity securities of the Company, whether or not outstanding. There are no outstanding or authorized stock option, restricted stock, equity appreciation, phantom equity or similar rights or plans with respect to the Company. There are no voting trusts, proxies, stockholder agreements or any other agreements or understandings with respect to the voting of the Company’s equity interests. Except as set forth in the Company Charter, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any equity interests or securities of the Company, nor, except as set forth on Schedule 4.3(b), has the Company granted any registration rights to any Person with respect to the Company’s equity securities. All of the Company’s securities have been granted, offered, sold and issued in compliance with all applicable securities Laws. As a result of the consummation of the transactions contemplated by this Agreement, no equity interests of the Company are issuable and, no rights in connection with any interests, warrants, rights, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

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(c)            Except as disclosed in the Seller Financials, since January 1, 2020, no Target Entity has declared or paid any distribution or dividend in respect of its equity interests and no Target Entity has repurchased, redeemed or otherwise acquired any equity interests in another Target Entity, and the board of directors of the Company has not authorized any of the foregoing.

(d)            No Seller Stockholder is entitled to exercise appraisal, dissenter’s or similar rights pursuant to Section 92A.300 et seq. of the NRS or any other Law with respect to the transactions contemplated by this Agreement or the Ancillary Documents.

4.4            Subsidiaries. Schedule 4.4 sets forth the name of each Subsidiary of the Seller, and with respect to each Subsidiary (a) its jurisdiction of organization, (b) its authorized shares or other equity interests (if applicable), (c) the number of issued and outstanding shares or other equity interests and the record holders and beneficial owners thereof and (d) its Tax election to be treated as a corporate or a disregarded entity under the Code and any state or applicable non-U.S. Tax laws, if any. All of the outstanding equity securities of each Subsidiary of the Seller are duly authorized and validly issued, fully paid and non-assessable (if applicable), and were offered, sold and delivered in compliance with all applicable securities Laws, and owned by one or more of the Seller or its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents and applicable securities Laws). There are no Contracts to which the Company or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the equity interests of any Subsidiary of the Seller other than the Organizational Documents of any such Subsidiary. There are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Company is a party or which are binding upon any Subsidiary of the Company providing for the issuance or redemption of any equity interests of any Subsidiary of the Company. There are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary of the Seller. No Subsidiary of the Seller has any limitation, whether by Contract, Order or applicable Law, on its ability to make any distributions or dividends to its equity holders or repay any debt owed to another Target Entity. Except for the equity interests of the Subsidiaries listed on Schedule 4.4, the Seller does not own or have any rights to acquire, directly or indirectly, any equity interests of, or otherwise Control, any Person. None of the Seller or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement (unless contemplated pursuant to this Agreement). Except as set forth on Schedule 4.4, there are no outstanding contractual obligations of the Seller or its Subsidiaries (except as may be contemplated pursuant to this Agreement) to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

4.5            Governmental Approvals. Except as otherwise described in Schedule 4.5, no Consent of or with any Governmental Authority on the part of any Target Entity is required to be obtained or made in connection with the execution, delivery or performance by the Seller or the Company of this Agreement or any Ancillary Documents or the consummation by the Seller or the Company of the transactions contemplated hereby or thereby other than (a) such filings as are expressly contemplated by this Agreement, (b) pursuant to Antitrust Laws, (c) any filings required with OTC Markets or the SEC with respect to the transactions contemplated by this Agreement, or (d) where the failure to obtain or make such Consents or to make such filings or notifications, would not, individually or in the aggregate, be or reasonably be expected to be material to the Target Entities, taken as a whole, or their respective abilities to perform their obligations under this Agreement or the Ancillary Documents or consummate the transactions contemplated hereby or thereby.

4.6            Non-Contravention. Except as otherwise described in Schedule 4.6, the execution and delivery by the Seller or the Company (or any other Target Entity, as applicable) of this Agreement and each Ancillary Document to which any Target Entity is or is required to be a party or otherwise bound, and the consummation by any Target Entity of the transactions contemplated hereby and thereby and compliance by any Target Entity with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of any Target Entity’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 4.5 hereof, the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to any Target Entity or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Target Entity under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Target Entity under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any Company Material Contract, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not, individually or in the aggregate, be or reasonably be expected to be material to the Target Entities, taken as a whole, or their respective abilities to perform their obligations under this Agreement or the Ancillary Documents or consummate the transactions contemplated hereby or thereby.

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4.7            SEC Filings and Seller Financials.

(a)            The Seller has filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Seller with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement. Except to the extent available on the SEC’s web site through EDGAR, the Seller has delivered to the Purchaser copies in the form filed with the SEC of all of the following: (i) the Seller’s annual reports on Form 10-K for the past fiscal year, (ii) the Seller’s quarterly reports on Form 10-Q for each fiscal quarter from and after August 15, 2021, that the Seller filed such reports to disclose its quarterly financial results in each of the fiscal years of the Seller referred to in clause (i) above, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by the Seller with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are, collectively (and including the Amended Seller SEC Reports once filed), the “Seller SEC Reports”), and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Seller Public Certifications”). The Seller SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of Seller SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other Seller SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Seller Public Certifications are each true as of their respective dates of filing. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to any Seller SEC Reports. None of the Seller SEC Reports filed on or prior to the date of this Agreement is subject to ongoing SEC review or investigations as of the date of this Agreement. As used in this Section 4.7, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, (A) the Seller Common Stock is listed on the OTC Markets, (B) the Seller has not received any written deficiency notice from the OTC Markets relating to the continued listing requirements of such Seller Common Stock, (C) there are no Actions pending or threatened in writing against the Seller by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such Seller Common Stock on the OTC Markets and (D) such Seller Common Stock is compliance with all of the applicable corporate governance rules of the OTC Markets.

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(b)            As used herein, the term “Seller Financials” means (i) the audited consolidated financial statements of the Target Entities (including, in each case, any related notes thereto), consisting of the consolidated balance sheets of the Target Entities as of December 31, 2021 and December 31, 2020, and the related consolidated audited income statements, changes in stockholders’ equity and statements of cash flows for the fiscal years then ended, each audited by a PCAOB qualified auditor in accordance with GAAP and PCAOB standards, and (ii) the unaudited consolidated financial statements of the Target Entities, consisting of the consolidated balance sheet of the Target Entities as of March 31, 2022 (the “Interim Balance Sheet Date”), and the related unaudited consolidated income statement, changes in stockholder equity and statement of cash flows for the three (3) months then ended. Except to the extent contained in the Seller SEC Reports and available on the SEC’s web site through EDGAR, true and correct copies of the Seller Financials have been provided to the Purchaser. The Seller Financials (i) accurately reflect the books and records of the Target Entities as of the times and for the periods referred to therein, (ii) were prepared in accordance with GAAP, consistently applied throughout and among the periods involved (except that the unaudited statements exclude the footnote disclosures and other presentation items required for GAAP and exclude year-end adjustments which are not expected to be material in amount), (iii) comply with all applicable accounting requirements under the Securities Act and the rules and regulations of the SEC thereunder including Regulation S-X or Regulation S-K, as applicable, and (iv) fairly present in all material respects the consolidated financial position of the Target Entities as of the respective dates thereof and the consolidated results of the operations and cash flows of the Target Entities for the periods indicated. No Target Entity other than the Seller has ever been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

(c)            All of the financial books and records of the Target Entities are complete and accurate in all material respects and have been maintained in the ordinary course consistent with past practice and in accordance in all material respects with applicable Laws. No Target Entity has been subject to or involved in any material fraud that involves management or other employees who have a significant role in the internal controls over financial reporting of any Target Entity. In the past five (5) years, no Subsidiary or its Representatives has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of any Subsidiary or its internal accounting controls, including any material written complaint, allegation, assertion or claim that any Subsidiary has engaged in questionable accounting or auditing practices. Since August 15, 2021, neither the Seller nor its Representatives has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Seller or its internal accounting controls, including any material written complaint, allegation, assertion or claim that the Seller has engaged in questionable accounting or auditing practices.

(d)            The Target Entities do not have any Indebtedness other than the Indebtedness set forth on Schedule 4.7(d), which schedule sets forth the amounts (including principal and any accrued but unpaid interest or other obligations through the date of this Agreement) with respect to such Indebtedness. True, complete and correct copies of all Contracts representing Indebtedness have been made available to Purchaser for review by the Purchaser.

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(e)            Except as set forth on Schedule 4.7(e), no Target Entity is subject to any Liabilities or obligations (whether or not required to be reflected on a balance sheet prepared in accordance with GAAP), except for those that are either (i) adequately reflected or reserved on or provided for in the consolidated balance sheet of the Seller and its Subsidiaries as of the Interim Balance Sheet Date contained in the Seller Financials or (ii) not material and that were incurred after the Interim Balance Sheet Date in the ordinary course of business consistent with past practice (other than Liabilities for breach of any Contract or violation of any Law).

4.8            Absence of Certain Changes. Except as set forth on Schedule 4.8, since January 1, 2022, each Target Entity has (a) conducted its business in all material respects in the ordinary course of business consistent with past practice, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 5.2(b) (without giving effect to Schedule 5.2) if such action were taken on or after the date hereof without the consent of the Purchaser.

4.9            Compliance with Laws. No Subsidiary is or has been in material conflict or material non-compliance with, or in material default or violation of, nor has any Subsidiary received, since January 1, 2017, any written or, to the Knowledge of the Seller, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected. The Seller Group is not nor has it been in material conflict or material non-compliance with, or in material default or violation of, nor has the Seller Group received, since August 15, 2021, any written or, to the Knowledge of the Seller, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected.

4.10            Company Permits. Each Target Entity (and its employees who are legally required to be licensed by a Governmental Authority in order to perform his or her duties with respect to his or her employment with any Target Entity), holds all Permits necessary to lawfully conduct in all material respects its business as presently conducted, and to own, lease and operate its assets and properties (collectively, the “Company Permits”). The Seller Group has made available to the Purchaser true, correct and complete copies of all material Company Permits, all of which material Company Permits are listed on Schedule 4.10. All of the Company Permits are in full force and effect, and no suspension or cancellation of any of the Company Permits is pending or threatened in writing, and none of the Company Permits will be terminated or impaired or become terminable as a result of the transactions contemplated hereby. No Target Entity is in violation in any material respect of the terms of any Company Permit, and no Target Entity has received any written notice of any Actions relating to the revocation or modification of any Company Permit.

4.11            Litigation. Except as described on Schedule 4.11, there is no (a) Action of any nature currently pending or, to the Seller’s Knowledge, threatened, nor is there any reasonable basis for any Action to be made (and no such Action has been brought or, to the Seller’s Knowledge, threatened in the past five (5) years); or (b) Order now pending or outstanding or that was rendered by a Governmental Authority in the past five (5) years, in either case of (a) or (b) by or against any Target Entity, its current or former directors, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders of a Target Entity must be related to the Target Entity’s business, equity securities or assets), its business, equity securities or assets. The items listed on Schedule 4.11, if finally determined adversely to the Target Entities, will not have, either individually or in the aggregate, a Material Adverse Effect upon any Target Entity. In the past five (5) years, none of the current or former officers, senior management or directors of any Target Entity have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud.

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4.12            Material Contracts.

(a)            Schedule 4.12(a) sets forth a true, correct and complete list of, and the Company has made available to the Purchaser, true, correct and complete copies of, each Contract to which any Target Entity is a party or by which any Target Entity, or any of its properties or assets are bound or affected (each Contract required to be set forth on Schedule 4.12(a), a “Company Material Contract”) that:

(i)            contains covenants that limit the ability of any Target Entity (A) to compete in any line of business or with any Person or in any geographic area or to sell, or provide any service or product or solicit any Person, including any non-competition covenants, employee and customer non-solicit covenants, exclusivity restrictions, rights of first refusal or most-favored pricing clauses or (B) to purchase or acquire an interest in any other Person;

(ii)          involves any joint venture, profit-sharing, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture;

(iii)            involves any exchange traded, over the counter or other swap, cap, floor, collar, futures contract, forward contract, option or other derivative financial instrument or Contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices;

(iv)            evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) of any Target Entity having an outstanding principal amount in excess of $200,000;

(v)            involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets with an aggregate value in excess of $200,000 (other than in the ordinary course of business consistent with past practice) or shares or other equity interests of any Target Entity or another Person;

(vi)            relates to any merger, consolidation or other business combination with any other Person or the acquisition or disposition of any other entity or its business or material assets or the sale of any Target Entity, its business or material assets;

(vii)            by its terms, individually or with all related Contracts, calls for aggregate payments or receipts by the Target Entities under such Contract or Contracts of at least $200,000 per year or $500,000 in the aggregate;

(viii)            is with any Top Company Customer or Top Company Supplier;

(ix)            obligates the Target Entities to provide continuing indemnification or a guarantee of obligations of a third party after the date hereof in excess of $200,000;

(x)            is between any Target Entity and any directors, officers or employees of a Target Entity (other than at-will employment arrangements with employees entered into in the ordinary course of business consistent with past practice), including all non-competition, severance and indemnification agreements, or any Company Related Person;

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(xi)            obligates the Target Entities to make any capital commitment or expenditure in excess of $200,000 (including pursuant to any joint venture);

(xii)            relates to a material settlement entered into within three (3) years prior to the date of this Agreement or under which any Target Entity has outstanding obligations (other than customary confidentiality obligations);

(xiii)            provides another Person (other than another Target Entity or any manager, director or officer of any Target Entity) with a power of attorney;

(xiv)            relates to the development, ownership, licensing or use of any material Intellectual Property by, to or from any Target Entity, other than Off-the-Shelf Software;

(xv)            that will be required to be filed with the Proxy Statement under applicable SEC requirements or would otherwise be required to be filed by the Seller as an exhibit for a Form S-1 pursuant to Items 601(b)(1), (2), (4), (9) or (10) of Regulation S-K under the Securities Act as if the Seller was the registrant; or

(xvi)            is otherwise material to any Target Entity and outside of the ordinary course of business and not described in clauses (i) through (xv) above.

(b)            Except as disclosed in Schedule 4.12(b), with respect to each Company Material Contract: (i) such Company Material Contract is valid and binding and enforceable in all material respects against the Target Entity party thereto and, to the Knowledge of the Seller, each other party thereto, and is in full force and effect (except, in each case, as such enforcement may be limited by the Enforceability Exceptions); (ii) the consummation of the transactions contemplated by this Agreement will not affect the validity or enforceability of any Company Material Contract in any material respect; (iii) no Target Entity is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute a material breach or default by any Target Entity, or permit termination or acceleration by the other party thereto, under such Company Material Contract; (iv) to the Knowledge of the Seller, no other party to such Company Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a material breach or default by such other party, or permit termination or acceleration by any Target Entity, under such Company Material Contract; (v) no Target Entity has received written notice of an intention by any party to any such Company Material Contract that provides for a continuing obligation by any party thereto to terminate such Company Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not adversely affect any Target Entity in any material respect; and (vi) no Target Entity has waived any material rights under any such Company Material Contract.

4.13            Intellectual Property.

(a)            Schedule 4.13(a)(i) sets forth: (i) all U.S. and foreign registered Patents, Trademarks, Copyrights and Internet Assets and applications owned by a Target Entity or otherwise used or held for use by a Target Entity in which a Target Entity is the owner, applicant or assignee (“Company Registered IP”), specifying as to each item, as applicable: (A) the nature of the item, including the title, (B) the owner of the item, (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed and (D) the issuance, registration or application numbers and dates; and (ii) all material unregistered Intellectual Property owned or purported to be owned by a Target Entity. Schedule 4.13(a)(ii) sets forth all Intellectual Property licenses, sublicenses and other agreements or permissions (“Company IP Licenses”) (other than “shrink wrap,” “click wrap,” and “off the shelf” software agreements and other agreements for Off-the-Shelf Software, which are not required to be listed, although such licenses are “Company IP Licenses” as that term is used herein), under which a Target Entity is a licensee or otherwise is authorized to use or practice any Intellectual Property, and such Company IP Licenses describe all such Intellectual Property licenses under such Company IP Licenses. Each Target Entity owns, free and clear of all Liens (other than Permitted Liens), has valid and enforceable rights in, and has the unrestricted right to use, sell, license, transfer or assign, all Intellectual Property currently used, licensed or held for use by such Target Entity, except for the Intellectual Property that is the subject of the Company IP Licenses. To the Knowledge of the Seller, no item of Company Registered IP that consists of a pending Patent application fails to identify all pertinent inventors, and for each Patent and Patent application in the Company Registered IP, the Target Entities have obtained valid assignments of inventions from each inventor and have been prepared without material defects in form or substance and are being prosecuted diligently in accordance with all duty of disclosure obligations. To the Knowledge of the Target Entities, all other Company Registered IP and material unregistered Intellectual Property owned or purported to be owned by a Target Entity is valid and enforceable. Except as set forth on Schedule 4.13(a)(iii), all Company Registered IP is owned exclusively by the applicable Target Entity without obligation to pay royalties, licensing fees or other fees, or otherwise account to any third party with respect to such Company Registered IP, and such Target Entity has recorded assignments of all Company Registered IP.

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(b)            Each Target Entity has a valid and enforceable license to use all Intellectual Property that is the subject of the Company IP Licenses applicable to such Target Entity. To the Knowledge of the Seller, the Company IP Licenses include all of the licenses, sublicenses and other agreements or permissions necessary to operate the Target Entities as presently conducted. Each Target Entity has performed all obligations imposed on it in the Company IP Licenses, has made all payments required to date, and such Target Entity is not, nor is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder. The continued use by the Target Entities of the Intellectual Property that is the subject of the Company IP Licenses in the same manner that it is currently being used is not restricted by any applicable license of any Target Entity other than by any applicable terms regarding term and renewal of such licenses. All registrations for Copyrights, Patents, Trademarks and Internet Assets that are owned by or exclusively licensed to any Target Entity are valid, in force and in good standing with all required fees and maintenance fees having been paid with no Actions pending, and all current applications to register any Copyrights, Patents and Trademarks are pending and in good standing, and being diligently prosecuted, all without challenge of any kind other than office actions or similar administrative refusals in the ordinary course of seeking governmental recognition of such rights. No Target Entity is party to any Contract that requires a Target Entity to assign to any Person all of its rights in any Intellectual Property developed by a Target Entity under such Contract.

(c)            Schedule 4.13(c) sets forth all licenses, sublicenses and other agreements or permissions under which a Target Entity is the licensor (each, a “Company Outbound IP License”). Each Target Entity has performed all obligations imposed on it in the Company Outbound IP Licenses, and such Target Entity is not, nor, to the Knowledge of the Seller, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder.

(d)            No Action is pending or threatened in writing against a Target Entity that challenges the validity, enforceability, ownership, or right to use, sell, license or sublicense, or that otherwise relates to, any Intellectual Property currently owned by or licensed to the Target Entities, nor, to the Knowledge of the Seller, is there any reasonable basis for any such Action. No Target Entity has received any written notice or claim asserting or suggesting that any infringement, misappropriation, violation, dilution or unauthorized use of the Intellectual Property of any other Person is or may be occurring or has or may have occurred, as a consequence of the business activities of any Target Entity, nor to the Knowledge of the Seller is there a reasonable basis therefor. There are no Orders to which any Target Entity is a party or its otherwise bound that (i) restrict the rights of a Target Entity to use, transfer, license or enforce any Intellectual Property owned by a Target Entity, (ii) restrict the conduct of the business of a Target Entity in order to accommodate a third Person’s Intellectual Property, or (iii) other than any applicable Company Outbound IP Licenses, grant any third Person any right with respect to any Intellectual Property owned by a Target Entity. To the Knowledge of the Seller, no Target Entity is currently or will be infringing, or has, in the past, infringed, misappropriated or violated any Intellectual Property of any other Person in connection with operating the business of any Target Entity as presently conducted or contemplated to be conducted or in connection with the ownership, use or license of any Intellectual Property owned or purported to be owned by a Target Entity or, to the Knowledge of the Seller, otherwise in connection with the conduct of the respective businesses of the Target Entities. To the Seller’s Knowledge, no third party is currently, or in the past five (5) years has been, infringing upon, misappropriating or otherwise violating any Intellectual Property owned, licensed by, licensed to, or otherwise used or held for use by any Target Entity (“Company IP”) in any material respect.

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(e)            Except as set forth on Schedule 4.13(e), all officers, directors, employees and independent contractors of a Target Entity (and each of their respective Affiliates) are obligated to assign and have assigned to the Target Entities all Intellectual Property arising from the services performed for a Target Entity by such Persons and all such assignments of Company Registered IP have been recorded. No current or former officers, employees or independent contractors of a Target Entity have claimed any ownership interest in any Intellectual Property owned by a Target Entity. To the Knowledge of the Seller, there has been no violation of a Target Entity’s policies or practices related to protection of Company IP or any confidentiality or nondisclosure Contract relating to the Intellectual Property owned by a Target Entity. The Company has made available to the Purchaser true and complete copies of all written Contracts referenced in subsections under which employees and independent contractors assigned their Intellectual Property to a Target Entity. To the Seller’s Knowledge, none of the employees of any Target Entity is obligated under any Contract, or subject to any Order, that would materially interfere with the use of such employee’s best efforts to promote the interests of the Target Entities, or that would materially conflict with the business of any Target Entity as presently conducted or contemplated to be conducted. Each Target Entity has taken reasonable security measures in order to protect the secrecy, confidentiality and value of the material Company IP.

(f)            To the Knowledge of the Seller, no Person has obtained unauthorized access to material third party information and data (including personally identifiable information) in the possession of a Target Entity, nor has there been any other material compromise of the security, confidentiality or integrity of such information or data, and no written complaint relating to an improper use or disclosure of, or a breach in the security of, any such information or data has been received by a Target Entity. Each Target Entity has complied in all material respects with all applicable Laws and Contract requirements relating to privacy, personal data protection, and the collection, processing and use of personal information and its own privacy policies and guidelines. The operation of the business of the Target Entities has not and does not violate any right to privacy or publicity of any third person, or constitute unfair competition or trade practices under applicable Law.

(g)            The consummation of any of the transactions contemplated by this Agreement will not result in the material breach, material modification, material cancellation, material termination, material suspension of, or material acceleration of any payments with respect to, or release of source code because of (i) any Contract providing for the license or other use of Intellectual Property owned by a Target Entity, or (ii) any Company IP License. Immediately following the Closing, the Company shall be permitted to exercise, directly or indirectly through its Subsidiaries, all of the Target Entities’ rights under such Contracts or Company IP Licenses to the same extent that the Target Entities would have been able to exercise had the transactions contemplated by this Agreement not occurred, without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Target Entities would otherwise be required to pay in the absence of such transactions.

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4.14            Taxes and Returns.

(a)            Each Target Entity has or will have filed, or caused to be filed, all material federal, state, local and foreign Tax Returns required to be filed by it (taking into account all available extensions), which Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Seller Financials have been established.

(b)            There is no material Action currently pending or threatened in writing against a Target Entity by a Governmental Authority in a jurisdiction where the Target Entity does not file Tax Returns that it is subject to taxation by that jurisdiction.

(c)            No Target Entity is being audited by any Tax authority or has been notified in writing by any Tax authority that any such audit is contemplated or pending. There are no formal claims, assessments, audits, examinations, investigations or other Actions pending against a Target Entity in respect of any Tax, and no Target Entity has been notified in writing of any proposed Tax claims or assessments against it (other than, in each case, claims or assessments for which adequate reserves in the Seller Financials have been established).

(d)            There are no material Liens with respect to any Taxes upon any Target Entity’s assets, other than Permitted Liens.

(e)            Each Target Entity has collected or withheld all material Taxes currently required to be collected or withheld by it, and all such Taxes have been paid to the appropriate Governmental Authorities or set aside in appropriate accounts for future payment when due.

(f)            No Target Entity has any outstanding waivers or extensions of any applicable statute of limitations to assess any amount of Taxes. There are no outstanding requests by a Target Entity for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(g)            No Target Entity has made any change in accounting method (except as required by a change in Law) or received a ruling from, or signed an agreement with, any taxing authority that would reasonably be expected to have a material impact on its Taxes following the Closing.

(h)            No Target Entity has participated in, or sold, distributed or otherwise promoted, any “reportable transaction,” as defined in U.S. Treasury Regulation section 1.6011-4.

(i)            No Target Entity has any material Liability or potential material Liability for the Taxes of another Person (other than another Target Entity) that are not adequately reflected in the Seller Financials (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by contract, indemnity or otherwise (excluding commercial agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes). No Target Entity is a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement, arrangement or practice (excluding commercial agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes or with another Target Entity) with respect to Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority) that will be binding on any Target Entity with respect to any period following the Closing Date.

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(j)            No Target Entity has requested, or is the subject of or bound by any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Authority with respect to any Taxes, nor is any such request outstanding.

(k)            No Target Entity: (i) has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of securities (to any Person or entity that is not a member of the consolidated group of which the Company is the common parent corporation) qualifying for, or intended to qualify for, Tax-free treatment under Section 355 of the Code (A) within the two-year period ending on the date hereof or (B) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement; or (ii) is or has ever been (A) a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code, or (B) a member of any consolidated, combined, unitary or affiliated group of corporations for any Tax purposes other than a group of which the Company is or was the common parent corporation.

(l)            No Target Entity is aware of any fact or circumstance that would reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

4.15            Real Property. Schedule 4.15 contains a complete and accurate list of all premises currently leased or subleased or otherwise used or occupied by a Target Entity for the operation of the business of a Target Entity, and of all current leases, lease guarantees, agreements and documents related thereto, including all amendments, terminations and modifications thereof or waivers thereto (collectively, the “Company Real Property Leases”), as well as the current annual rent and term under each Company Real Property Lease. The Company has provided to the Purchaser a true and complete copy of each of the Company Real Property Leases. The Company Real Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect (except, in each case, as such enforcement may be limited by Enforcement Exceptions). To the Knowledge of the Seller, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Entity or any other party under any of the Company Real Property Leases, and no Target Entity has received notice of any such condition. No Target Entity owns or has ever owned any real property or any interest in real property (other than the leasehold interests in the Company Real Property Leases).

4.16            Personal Property. Each item of Personal Property which is currently owned, used or leased by a Target Entity with a book value or fair market value of greater than $50,000 is set forth on Schedule 4.16, along with, to the extent applicable, a list of lease agreements, lease guarantees, security agreements and other agreements related thereto, including all amendments, terminations and modifications thereof or waivers thereto (“Company Personal Property Leases”). Except as set forth in Schedule 4.16, all such items of Personal Property are in good operating condition and repair (reasonable wear and tear excepted consistent with the age of such items) in all material respects, and are suitable for their intended use in the business of the Target Entities. The operation of each Target Entity’s business as it is now conducted or presently proposed to be conducted is not dependent upon the right to use the Personal Property of Persons other than a Target Entity, except for such Personal Property that is owned, leased or licensed by or otherwise contracted to a Target Entity. The Company has provided to the Purchaser a true and complete copy of each of the Company Personal Property Leases. The Company Personal Property Leases are valid, binding and enforceable in accordance with their terms (except, in each case, as such enforcement may be limited by Enforcement Exceptions) and are in full force and effect in all material respects. To the Knowledge of the Seller, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Entity or any other party under any of the Company Personal Property Leases, and no Target Entity has received notice of any such condition.

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4.17            Title to and Sufficiency of Assets. Each Target Entity has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests, (c) Liens specifically identified on the balance sheet as of the Interim Balance Sheet Date included in the Seller Financials and (d) Liens set forth on Schedule 4.17. The assets (including Intellectual Property rights and contractual rights) of the Target Entities constitute all of the material assets, rights and properties that are currently used in the operation of the businesses of the Target Entities as it is now conducted or that are used or held by the Target Entities for use in the operation of the businesses of the Target Entities, and taken together, are adequate and sufficient for the operation of the businesses of the Target Entities as currently conducted.

4.18            Employee Matters.

(a)            No Target Entity is a party to any collective bargaining agreement or other Contract covering any group of employees, labor organization or other representative of any of the employees of any Target Entity, and the Company has no Knowledge of any activities or proceedings of any labor union or other party to organize or represent such employees. There has not occurred or, to the Knowledge of the Seller, been threatened any strike, slow-down, picketing, work-stoppage, or other similar labor activity with respect to any such employees. Schedule 4.18(a) sets forth all unresolved labor controversies (including unresolved grievances and age or other discrimination claims), if any, that are pending or threatened in writing between any Target Entity and Persons employed by or providing services as independent contractors to a Target Entity. No current officer or key employee of a Target Entity has provided any Target Entity written notice of his or her plan to terminate his or her employment with any Target Entity. No material employee layoff, facility closure or shutdown (whether voluntary or by Law or Order), reduction-in-force, furlough, temporary layoff, material work schedule change or reduction in hours, salary or wages, or other workforce changes affecting Target Entity employees has occurred since January 1, 2020, or is currently contemplated, planned or announced, including as a result of COVID-19 or any COVID-19 Measures. Since January 1, 2020, no Target Entity has implemented any plant closing or employee layoffs that would trigger notice obligations under the WARN Act.

(b)            Each Target Entity (i) is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, health and safety and wages and hours, and other Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and has not received written notice that there is any pending Action involving unfair labor practices against a Target Entity, (ii) is not liable for any material past due arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) is not liable for any material payment to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). There are no Actions pending or threatened in writing against a Target Entity brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

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(c)            The Seller has provided the Purchaser with a complete and accurate list as of the date hereof of all employees of the Target Entities making in excess of $100,000 per year in compensation, showing for each as of such date (i) the employee’s name, job title or description, employer, location, salary level (including any bonus, commission, deferred compensation or other remuneration payable (other than any such arrangements under which payments are at the discretion of the Target Entities)), and (ii) any wages, salary, bonus, commission or other compensation due and owing to each employee during or for the fiscal year ending December 31, 2021. Except as set forth on Schedule 4.18(c), (A) no employee is a party to a written employment Contract with a Target Entity and each is employed “at will”, and (B) the Target Entities have paid in full to all their employees all wages, salaries, commission, bonuses and other compensation due to their employees, including overtime compensation, and no Target Entity has any obligation or Liability (whether or not contingent) with respect to severance payments to any such employees under the terms of any written agreement, or commitment or any applicable Law, custom, trade or practice. Except as set forth in Schedule 4.18(c), each Target Entity employee has entered into the Company’s standard form of employee non-disclosure, inventions and restrictive covenants agreement with a Target Entity (whether pursuant to a separate agreement or incorporated as part of such employee’s overall employment agreement), a copy of which has been made available to the Purchaser by the Company.

(d)            Schedule 4.18(d) contains a list of all independent contractors (including consultants) currently engaged by any Target Entities making in excess of $100,000 per year in compensation , along with the position, the entity engaging such Person, date of retention and rate of remuneration for each such Person. Except as set forth on Schedule 4.18(d), all of such independent contractors are a party to a written Contract with a Target Entity. Except as set forth on Schedule 4.18(d), each such independent contractor has entered into customary covenants regarding confidentiality, non-solicitation and assignment of inventions and copyrights in such Person’s agreement with a Target Entity, a copy of which has been provided to the Purchaser by the Seller. For the purposes of applicable Law, including the Code, all independent contractors who are currently, or within the past six (6) years, have been, engaged by a Target Entity are bona fide independent contractors and not employees of a Target Entity. Each independent contractor is terminable on fewer than thirty (30) days’ notice, without any obligation of any Target Entity to pay a material amount in severance or a termination fee.

4.19            Benefit Plans.

(i)            Set forth on Schedule 4.19(a) is a true and complete list of each material Benefit Plan of a Target Entity (each, a “Company Benefit Plan”). With respect to each Company Benefit Plan, there are no funded benefit obligations for which contributions have not been materially made or properly accrued and there are no material unfunded benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP on the Seller Financials. Except as set forth on Schedule 4.19(a), no Target Entity is or has in the past been a member of a “controlled group” for purposes of Section 414(b), (c), (m) or (o) of the Code other than with another Target Entity, nor does any Target Entity have any Liability with respect to any collectively-bargained for plans, whether or not subject to the provisions of ERISA.

(ii)            Each Company Benefit Plan in all material respects is and has been operated in compliance with all applicable Laws in all material respects, including ERISA and the Code. Each Company Benefit Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code (i) has been determined by the IRS to be so qualified (or is based on a prototype plan which has received a favorable opinion letter) during the period from its adoption to the date of this Agreement and (ii) is funded through a trust exempt from taxation under Section 501(a) of the Code. To the Knowledge of the Seller, no fact exists which could adversely affect the qualified status of such Company Benefit Plans or the exempt status of such trusts.

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(iii)            With respect to each Company Benefit Plan, the Company has made available to the Purchaser accurate and complete copies, if applicable, of: (i) all Company Benefit Plan documents and agreements and related trust agreements or annuity Contracts (including any amendments, modifications or supplements thereto); (ii) all summary plan descriptions and material modifications thereto; (iii) the three (3) most recent Forms 5500, if applicable, and annual report, including all schedules thereto; (iv) the most recent annual and periodic accounting of plan assets; (v) the three (3) most recent nondiscrimination testing reports; (vi) the most recent determination letter received from the IRS, if any; (vii) the most recent actuarial valuation; and (viii) all material written communications between a Target Entity or any Company Benefit Plan and any Governmental Authority and relating to a Company Benefit Plan within six (6) years preceding the date of this Agreement.

(iv)            With respect to each Company Benefit Plan: (i) such Company Benefit Plan has been administered and enforced in all material respects in accordance with its terms, the Code and ERISA; (ii) no Target Entity nor any employee, officer or director thereof that is a fiduciary (under ERISA) with respect to such Company Benefit Plan has breached any of its fiduciary responsibilities, obligations or duties imposed on it by ERISA; (iii) no Action is pending or threatened in writing (other than routine claims for benefits arising in the ordinary course of administration); (iv) nothing has occurred with respect to any Company Benefit Plan that has subjected any Target Entity to any material penalty under Section 502 of ERISA or Section 4975 of the Code; and (v) all contributions and premiums due through the Closing Date have been made in all material respects as required under ERISA or have been fully accrued in all material respects on the Seller Financials.

(v)            No Company Benefit Plan is, and no Target Entity or any of its respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or otherwise has or could reasonably be expected to have any current or contingent Liability under or with respect to, a “defined benefit plan” (as defined in Section 414(j) of the Code), a “multiemployer plan” (as defined in Section 3(37) of ERISA) or a “multiple employer plan” (as described in Section 413(c) of the Code) or is otherwise subject to Title IV of ERISA or Section 412 of the Code. To the Seller’s Knowledge, no Company Benefit Plan will become a multiple employer plan with respect to any Target Entity immediately after the Closing Date. No Target Entity currently maintains or has ever maintained, or is required currently or has ever been required to contribute to or otherwise participate in, a multiple employer welfare arrangement or voluntary employees’ beneficiary association as defined in Section 501(c)(9) of the Code.

(vi)            There is no arrangement under any Company Benefit Plan with respect to any employee that would result in the payment of any amount that by operation of Sections 280G or 162(m) of the Code would not be deductible by the Target Entities and no arrangement exists pursuant to which a Target Entity will be required to “gross up” or otherwise compensate any person because of the imposition of any excise tax on a payment to such person.

(vii)            With respect to each Company Benefit Plan which is a “welfare plan” (as described in Section 3(1) of ERISA): (i) no such plan provides medical or death benefits with respect to current or former employees of a Target Entity beyond their termination of employment (other than coverage mandated by Law, which is paid solely by such employees); and (ii) there are no reserves, assets, surplus or prepaid premiums under any such plan. Each Target Entity has complied with the provisions of Section 601 et seq. of ERISA and Section 4980B of the Code.

(viii)            Except as set forth on Schedule 4.19(h), the consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not: (i) entitle any individual to severance pay, unemployment compensation or other benefits or compensation; or (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due, or in respect of, any individual. No Target Entity has incurred any Liability for any Tax imposed under Chapter 43 of the Code or civil liability under Section 502(i) or (l) of ERISA.

(ix)            Each Company Benefit Plan that constitutes, in any part, a “nonqualified deferred compensation plan” (as defined in Section 409A of the Code) is listed on Schedule 4.19(i) and has been, in all material respects, in documentary and operational compliance with Section 409A of the Code and all applicable IRS guidance promulgated thereunder. There is no Contract or plan to which any Target Entity is a party or by which it is bound to compensate any employee, consultant or director for penalty taxes incurred pursuant to Section 409A of the Code.

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4.20            Environmental Matters. Except as set forth in Schedule 4.20:

(a)            Each Target Entity is and has been in compliance in all material respects with all applicable Environmental Laws, including obtaining, maintaining in good standing, and complying in all material respects with all Environmental Permits, no Action is pending or threatened in writing to revoke, modify, or terminate any such Environmental Permit, and, to the Seller’s Knowledge, no facts, circumstances, or conditions currently exist that could adversely affect such continued compliance in all material respects with Environmental Laws and Environmental Permits or require capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

(b)            No Target Entity is the subject of any outstanding Order or Contract with any Governmental Authority or other Person in respect of any (i) Environmental Laws, (ii) Remedial Action, or (iii) Release or threatened Release of a Hazardous Material. No Target Entity has assumed, contractually or by operation of Law, any Liabilities or obligations under any Environmental Laws.

(c)            No Action has been made or is pending or threatened in writing against any Target Entity or any assets of a Target Entity alleging either or both that a Target Entity may be in material violation of any Environmental Law or Environmental Permit or may have any material Liability under any Environmental Law.

(d)            No Target Entity has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or Released any Hazardous Material, or owned or operated any property or facility, in a manner that has given or would reasonably be expected to give rise to any material Liability or material obligation under applicable Environmental Laws. No fact, circumstance, or condition exists in respect of any Target Entity or any property currently or formerly owned, operated, or leased by any Target Entity or any property to which a Target Entity arranged for the disposal or treatment of Hazardous Materials that would reasonably be expected to result in a Target Entity incurring any material Environmental Liabilities.

(e)            There is no investigation of the business, operations, or currently owned, operated, or leased property of a Target Entity or, to the Seller’s Knowledge, previously owned, operated, or leased property of a Target Entity pending or threatened in writing that would lead to the imposition of any Liens under any Environmental Law or material Environmental Liabilities.

(f)            To the Knowledge of the Seller, there is not located at any of the properties of a Target Entity any (i) underground storage tanks, (ii) asbestos-containing material, or (iii) equipment containing polychlorinated biphenyls.

(g)            The Company has provided to the Purchaser all environmentally related site assessments, audits, studies, reports, analysis and results of investigations that have been performed in respect of the currently or previously owned, leased, or operated properties of any Target Entity.

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4.21            Transactions with Related Persons. Except as set forth on Schedule 4.21, no Target Entity nor any of its Affiliates, nor any officer, director, manager, employee, trustee or beneficiary of a Target Entity or any of its Affiliates, nor any immediate family member of any of the foregoing (whether directly or indirectly through an Affiliate of such Person) (each of the foregoing, a “Company Related Person”) is presently, or in the past three (3) years, has been, a party to any transaction with a Target Entity, including any Contract or other arrangement (a) providing for the furnishing of services by (other than as officers, directors or employees of the Target Entity), (b) providing for the rental of real property or Personal Property from or (c) otherwise requiring payments to (other than for services or expenses as directors, officers or employees of the Target Entity in the ordinary course of business consistent with past practice) any Company Related Person or any Person in which any Company Related Person has an interest as an owner, officer, manager, director, trustee or partner or in which any Company Related Person has any direct or indirect interest (other than the ownership of securities representing no more than two percent (2%) of the outstanding voting power or economic interest of a publicly traded company). Except as set forth on Schedule 4.21, no Target Entity has outstanding any Contract or other arrangement or commitment with any Company Related Person, and no Company Related Person owns any real property or Personal Property, or right, tangible or intangible (including Intellectual Property) which is used in the business of any Target Entity. The assets of the Target Entities do not include any receivable or other obligation from a Company Related Person, and the liabilities of the Target Entities do not include any payable or other obligation or commitment to any Company Related Person.

4.22            Company Insurance.

(a)            Schedule 4.22(a) lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by a Target Entity relating to a Target Entity or its business, properties, assets, directors, officers and employees, copies of which have been provided to the Purchaser. All premiums due and payable under all such insurance policies have been timely paid and the Target Entities are otherwise in material compliance with the terms of such insurance policies. Each such insurance policy (i) is legal, valid, binding, enforceable and in full force and effect and (ii) will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing. No Target Entity has any self-insurance or co-insurance programs. Since January 1, 2020, no Target Entity has received any notice from, or on behalf of, any insurance carrier relating to or involving any adverse change or any change other than in the ordinary course of business, in the conditions of insurance, any refusal to issue an insurance policy or non-renewal of a policy.

(b)            Schedule 4.22(b) identifies each individual insurance claim in excess of $50,000 made by a Target Entity since January 1, 2020. Each Target Entity has reported to its insurers all claims and pending circumstances that would reasonably be expected to result in a claim, except where such failure to report such a claim would not be reasonably likely to be material to the Target Entities. To the Knowledge of the Seller, no event has occurred, and no condition or circumstance exists, that would reasonably be expected to (with or without notice or lapse of time) give rise to or serve as a basis for the denial of any such insurance claim. No Target Entity has made any claim against an insurance policy as to which the insurer is denying coverage.

4.23            Top Company Customers and Top Company Suppliers. Schedule 4.23 lists, by dollar volume received or paid, as applicable, for each of (a) the twelve (12) months ended on December 31, 2020 and (b) the period from January 1, 2021 through the Interim Balance Sheet Date, the ten (10) largest customers of the Subsidiaries (the “Top Company Customers”) and the ten largest suppliers of goods or services to the Subsidiaries (the “Top Company Suppliers”), along with the amounts of such dollar volumes. The relationships of each Subsidiary with such suppliers and customers are good commercial working relationships and (i) no Top Company Supplier or Top Company Customer within the last twelve (12) months has cancelled or otherwise terminated, or, to the Seller’s Knowledge, intends to cancel or otherwise terminate, any material relationships of such Person with a Subsidiary, (ii) no Top Company Supplier or Top Company Customer has during the last twelve (12) months decreased materially or, to the Seller’s Knowledge, threatened to stop, decrease or limit materially, or intends to modify materially its material relationships with a Subsidiary or intends to stop, decrease or limit materially its products or services to any Subsidiary or its usage or purchase of the products or services of any Subsidiary, (iii) to the Seller’s Knowledge, no Top Company Supplier or Top Company Customer intends to refuse to pay any amount due to any Subsidiary or seek to exercise any remedy against any Subsidiary, (iv) no Subsidiary has within the past two (2) years been engaged in any material dispute with any Top Company Supplier or Top Company Customer, and (v) to the Seller’s Knowledge, the consummation of the transactions contemplated in this Agreement and the Ancillary Documents will not adversely affect the relationship of any Subsidiary with any Top Company Supplier or Top Company Customer.

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4.24            Certain Business Practices.

(a)            No Target Entity, nor any of their respective officers or directors, nor, to the Knowledge of the Seller, any of their other Representatives acting on their behalf has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other local or foreign anti-corruption or bribery Law or (iii) made any other unlawful payment. No Target Entity, nor any of their respective officers or directors, nor, to the Knowledge of the Seller, any of their other Representatives acting on their behalf has directly or indirectly, given or agreed to give any unlawful gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder any Target Entity or assist any Target Entity in connection with any actual or proposed transaction.

(b)            The operations of each Target Entity are and have been conducted at all times in compliance with money laundering Laws in all applicable jurisdictions, the rules and regulations thereunder in all material respects and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving a Target Entity with respect to any of the foregoing is pending or threatened in writing.

(c)            No Target Entity or any of their respective directors or officers, or, to the Knowledge of the Seller, any other Representative acting on behalf of a Target Entity is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by OFAC, and no Target Entity has in the last five (5) fiscal years, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC; provided, that the representations in this sentence with respect to the Company (but not any other Target Entity) for periods prior to February 12, 2021 shall be made to the Seller’s Knowledge.

4.25            Investment Company Act. No Target Entity is an “investment company or required to register as an “investment company within the meaning of the Investment Company Act of 1940, as amended.

4.26            Finders and Brokers. Except as set forth on Schedule 4.26, no Target Entity has incurred or will incur any Liability for any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby.

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4.27            Independent Investigation. The Company has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Purchaser, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Purchaser for such purpose. The Company acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Purchaser set forth in Agreement (including the related portions of the Purchaser Disclosure Schedules) and in any certificate delivered to the Company pursuant hereto; and (b) neither the Purchaser nor any of its Representatives have made any representation or warranty as to the Purchaser or this Agreement, except as expressly set forth in this Agreement (including the related portions of the Purchaser Disclosure Schedules) or in any certificate delivered to the Company pursuant hereto.

4.28            Information Supplied. None of the information supplied or to be supplied by the Seller or the Company expressly for inclusion or incorporation by reference: (a) in any current report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Governmental Authority or stock exchange with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Statement; or (c) in the mailings or other distributions to the Purchaser’s stockholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Seller or the Company expressly for inclusion or incorporation by reference in any of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Seller and the Company make no representation, warranty or covenant with respect to any information supplied by or on behalf of the Purchaser or its Affiliates.

4.29            Legacy Representations. Reference is made to that certain Acquisition Agreement dated July 29, 2021 (the “Tingo Acquisition Agreement”) by and among Tingo International Holdings Inc., as seller thereunder (“TIH”), Tingo Mobile PLC, as target company thereunder (“TMP”), and i-WEB INC. as parent company thereunder (“IWI”). Without prejudice to, and without limiting or restricting the scope of, any other representation or warranty of the Company in this Article IV, the Company hereby makes to the Purchaser, mutatis mutandis, each of the representations and warranties that IWI made to TIH and TMP in the Tingo Acquisition Agreement, including, but not limited to, such representations and warranties of IWI set forth in Article V of the Tingo Acquisition Agreement.

4.30            No Other Representations. Except for the representations and warranties expressly made by the Company in this Article IV (as modified by the Seller Disclosure Schedules) or as expressly set forth in an Ancillary Document, neither the Company nor any other Person on its behalf makes any express or implied representation or warranty with respect to any of the Target Entities or their respective business, operations, assets or Liabilities, or the transactions contemplated by this Agreement or any of the other Ancillary Documents, and the Company hereby expressly disclaims any other representations or warranties, whether implied or made by the Company or any of its Representatives. Except for the representations and warranties expressly made by the Company in this Article IV (as modified by the Seller Disclosure Schedules) or in an Ancillary Document, the Company hereby expressly disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished to the Purchaser, Delaware Sub, BVI Sub or any of their respective Representatives, in writing or orally (including any opinion, information, projection or advice that may have been or may be provided to the Purchaser, Delaware Sub, BVI Sub or any of their respective Representatives by any Representative of the Company or Seller), including any representations or warranties regarding the probable success or profitability of the businesses of the Target Entities.

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Article V
COVENANTS

5.1            Access and Information.

(a)            During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Section 8.1 or the Closing (the “Interim Period”), subject to Section 5.18, the Seller Group shall give, and shall cause its Representatives to give, the Purchaser and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, reasonable access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Target Entities, as the Purchaser or its Representatives may reasonably request regarding the Target Entities and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and cause each of the Company’s Representatives to reasonably cooperate with the Purchaser and its Representatives in their investigation; provided, however, that the Purchaser and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Target Entities.

(b)            During the Interim Period, subject to Section 5.18, the Purchaser Entities shall give, and shall cause its Representatives to give, the Seller and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, reasonable access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Purchaser or its Subsidiaries, as the Seller or its Representatives may reasonably request regarding the Purchaser, its Subsidiaries and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and cause each of the Purchaser’s Representatives to reasonably cooperate with the Seller and its Representatives in their investigation; provided, however, that the Seller and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Purchaser or any of its Subsidiaries.

5.2            Conduct of Business of the Seller .

(a)            Unless the Purchaser shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, except as expressly contemplated by this Agreement or the Ancillary Documents, as required by applicable Law (including COVID-19 Measures) or as set forth on Schedule 5.2, the Seller shall, and shall cause its Subsidiaries (including for the avoidance of doubt, the Company after its formation) to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, and (ii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

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(b)            Without limiting the generality of Section 5.2(a) and except as contemplated by the terms of this Agreement or the Ancillary Documents, as required by applicable Law (including COVID-19 Measures) or as set forth on Schedule 5.2, during the Interim Period, without the prior written consent of the Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), the Seller shall not, and shall cause its Subsidiaries to not:

(i)            amend, waive or otherwise change, in any respect, the Organizational Documents of any of the Target Entities, except as required by applicable Law;

(ii)            with respect to any of the Target Entities, authorize for pledge, dispose of or propose to pledge or dispose of any of its equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its shares or other equity securities or securities of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities;

(iii)            with respect to any of the Target Entities, pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)            with respect to any of the Target Entities (other than the Seller, with respect to debt financings in the ordinary course of business), incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) make a loan or advance to or investment in any third party (other than advancement of expenses to employees of any of the Target Entities in the ordinary course of business), or guarantee or endorse any Indebtedness, Liability or obligation of any Person;

(v)            increase the wages, salaries or compensation of its employees of any of the Target Entities other than in the ordinary course of business, consistent with past practice, and in any event not in the aggregate by more than five percent (5%), or make or commit to make any bonus payment (whether in cash, property or securities) to any employee, or materially increase other benefits of employees generally, or enter into, establish, materially amend or terminate any Company Benefit Plan, in each case other than as required by applicable Law, pursuant to the terms of any Company Benefit Plans or in the ordinary course of business consistent with past practice;

(vi)            transfer or license to any Person or otherwise extend, materially amend or modify, permit to lapse or fail to preserve any material Company Registered IP, Company Licensed IP or other Company IP (excluding non-exclusive licenses of Company IP to Target Entity customers in the ordinary course of business consistent with past practice), or disclose to any Person who has not entered into a confidentiality agreement any Trade Secrets;

(vii)            with respect to any of the Target Entities, terminate, or waive or assign any material right under, any Company Material Contract or enter into any Contract that would be a Company Material Contract, in any case outside of the ordinary course of business consistent with past practice or in connection with the terms of this Section 5.2 during the Interim Period;

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(viii)            fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(ix)            establish any Subsidiary that is not directly or indirectly wholly-owned by the Company or enter into any new line of business;

(x)            fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage substantially similar to that which is currently in effect;

(xi)            revalue any of its material assets or make any material change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting with the Company’s outside auditors;

(xii)            with respect to any of the Target Entities, waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, a Target Entity or its Affiliates) not in excess of $200,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Seller Financials;

(xiii)            with respect to any of the Target Entities, close or materially reduce its activities, or effect any layoff or other personnel reduction or change, at any of its facilities;

(xiv)            with respect to any of the Target Entities, acquire, including by merger, consolidation, acquisition of equity interests or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business consistent with past practice;

(xv)            with respect to any of the Target Entities, make capital expenditures in excess of $200,000 (individually for any project (or set of related projects) or $500,000 in the aggregate) other than in the ordinary course of business (excluding for the avoidance of doubt, incurring any Expenses);

(xvi)            adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than with respect to the Merger);

(xvii)            with respect to any of the Target Entities, voluntarily incur any Liability or obligation (whether absolute, accrued, contingent or otherwise) in excess of $200,000 individually or $500,000 in the aggregate other than pursuant to the terms of a Company Material Contract or Company Benefit Plan or otherwise in the ordinary course of business;

(xviii)            with respect to any of the Target Entities or of the Seller’s interest therein, sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xix)            enter into any agreement, understanding or arrangement with respect to the voting of equity securities of the Company;

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(xx)            take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents of any Governmental Authority to be obtained in connection with this Agreement;

(xxi)            accelerate the collection of any trade receivables or delay the payment of trade payables or any other liabilities other than in the ordinary course of business consistent with past practice;

(xxii)            with respect to any of the Target Entities, enter into or amend, or waive any material rights under, any transaction with any Company Related Person (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business consistent with past practice); or

(xxiii)            authorize or agree to do any of the foregoing actions.

5.3            Conduct of Business of the Purchaser.

(a)            Unless the Seller shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, except as expressly contemplated by this Agreement or the Ancillary Documents as required by applicable Law (including COVID-19 Measures) or as set forth on Schedule 5.3, the Purchaser shall, and shall cause its Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to the Purchaser and its Subsidiaries and their respective businesses, assets and employees in all material respects, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b)            Without limiting the generality of Section 5.3(a) and except as contemplated by the terms of this Agreement or the Ancillary Documents, as required by applicable Law (including COVID-19 Measures) or as set forth on Schedule 5.3, during the Interim Period, without the prior written consent of the Seller (such consent not to be unreasonably withheld, conditioned or delayed), the Purchaser shall not, and shall cause its Subsidiaries to not:

(i)            amend, waive or otherwise change, in any respect, its Organizational Documents except as required by applicable Law;

(ii)            except with respect to Permitted Splits, authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any of its equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its equity securities or other security interests of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities; provided that neither the exercise or settlement of any option to acquire Purchaser Common Stock under any Purchaser Benefit Plan, in accordance with its terms, nor the exercise or conversion or conversion of any other convertible securities of the Purchaser, in each case in accordance with its terms, shall require the consent of the Seller and provided, further, that, during the Interim Period, the Purchaser shall be authorized to grant options exercisable for up to the number of shares of Purchaser Common Stock set forth in Schedule 5.3(b)(ii), provided that any such grants are made only to current employees or new hires of the Purchaser or any Subsidiary on terms substantially equivalent to then-outstanding options and are made on or prior to the date that the first amendment to the Proxy Statement (defined below) is filed by the Purchaser with the SEC;

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(iii)            except with respect to Permitted Splits, split, combine, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its shares or other equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)            incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $200,000 individually or $500,000 in the aggregate, make a loan or advance to or investment in any third party (other than advancement of expenses to employees in the ordinary course of business), or guarantee or endorse any Indebtedness, Liability or obligation of any Person in excess of $200,000 individually or $500,000 in the aggregate (excluding, for the avoidance of doubt, the Intercompany Loan);

(v)            increase the wages, salaries or compensation of its employees other than in the ordinary course of business, consistent with past practice, and in any event not in the aggregate by more than five percent (5%), or make or commit to make any bonus payment (whether in cash, property or securities) to any employee, or materially increase other benefits of employees generally, or enter into, establish, materially amend or terminate any Purchaser Benefit Plan, in each case other than as required by applicable Law, pursuant to the terms of any Purchaser Benefit Plans or in the ordinary course of business consistent with past practice;

(vi)            make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

(vii)            transfer or license to any Person or otherwise extend, materially amend or modify, permit to lapse or fail to preserve any material Purchaser Registered IP, Purchaser Licensed IP or other Purchaser IP (excluding non-exclusive licenses of Purchaser IP to the Purchaser’s or its Subsidiaries’ customers in the ordinary course of business consistent with past practice), or disclose to any Person who has not entered into a confidentiality agreement any Trade Secrets;

(viii)            terminate, or waive or assign any material right under, any Purchaser Material Contract or enter into any Contract that would be a Purchaser Material Contract, in any case outside of the ordinary course of business consistent with past practice or in connection with the terms of this Section 5.3 during the Interim Period;

(ix)            fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(x)            establish any Subsidiary that is not directly or indirectly wholly-owned by the Purchaser or enter into any new line of business;

(xi)          fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage substantially similar to that which is currently in effect;

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(xii)            revalue any of its material assets or make any material change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting the Purchaser’s outside auditors;

(xiii)            waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, the Purchaser or its Subsidiary) not in excess of $200,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Purchaser Financials;

(xiv)            close or materially reduce its activities, or effect any layoff or other personnel reduction or change, at any of its facilities;

(xv)            acquire, including by merger, consolidation, acquisition of equity interests or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business consistent with past practice;

(xvi)             make capital expenditures in excess of $200,000 (individually for any project (or set of related projects) or $500,000 in the aggregate) other than in the ordinary course of business (excluding for the avoidance of doubt, incurring any Expenses);

(xvii)            adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than with respect to the Merger);

(xviii)            voluntarily incur any Liability or obligation (whether absolute, accrued, contingent or otherwise) in excess of $200,000 individually or $500,000 in the aggregate (excluding the incurrence of any Expenses) other than pursuant to the terms of a Purchaser Material Contract or Purchaser Benefit Plan or otherwise in the ordinary course of business;

(xix)            sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xx)             enter into any agreement, understanding or arrangement with respect to the voting of Purchaser Securities;

(xxi)            take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents of any Governmental Authority to be obtained in connection with this Agreement;

(xxii)            accelerate the collection of any trade receivables or delay the payment of trade payables or any other liabilities other than in the ordinary course of business consistent with past practice;

(xxiii)            enter into or amend, or waive any material rights under, any transaction with any Purchaser Related Person (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business consistent with past practice); or

(xxiv)            authorize or agree to do any of the foregoing actions.

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5.4            Annual and Interim Financial Statements.

(i)            During the Interim Period, within thirty (30) calendar days following the end of each calendar month, and within forty-five (45) calendar days following the end of each three-month calendar quarterly period and each fiscal year, the Seller shall deliver to the Purchaser an unaudited consolidated income statement and an unaudited consolidated balance sheet of the Target Entities for the period from the Interim Balance Sheet Date through the end of such monthly or quarterly period or fiscal year and the applicable comparative period in the preceding fiscal year, in each case accompanied by a certificate of the Chief Financial Officer of the Company to the effect that all such financial statements fairly present the consolidated financial position and results of operations of the Target Entities as of the date or for the periods indicated, in accordance with GAAP, subject to year-end audit adjustments and excluding footnotes. From the date hereof through the Closing Date, the Seller will also promptly deliver to the Purchaser copies of any audited consolidated financial statements of the Target Entities that the Target Entities’ certified public accountants may issue.

(ii)            During the Interim Period, within fifteen (15) calendar days following the end of each calendar month, and within thirty (30) calendar days following the end of each three-month calendar quarterly period and each fiscal year, the Purchaser shall deliver to the Seller an unaudited consolidated income statement and an unaudited consolidated balance sheet of the Purchaser for the period from the March 31, 2022 through the end of such monthly or quarterly period or fiscal year and the applicable comparative period in the preceding fiscal year, in each case accompanied by a certificate of the Chief Financial Officer of the Purchaser to the effect that all such financial statements fairly present the consolidated financial position and results of operations of the Purchaser as of the date or for the periods indicated, in accordance with GAAP, subject to year-end audit adjustments and excluding footnotes. From the date hereof through the Closing Date, the Purchaser will also promptly deliver to the Seller copies of any audited consolidated financial statements of the Purchaser that the Purchaser’s certified public accountants may issue.

5.5            Purchaser and Seller Public Filings.

(a)            During the Interim Period, the Purchaser will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws and shall use its commercially reasonable efforts prior to the Closing to maintain the listing of the Purchaser Public Units, the Purchaser Common Stock and the Purchaser Public Warrants on Nasdaq; provided, that the Parties acknowledge and agree that from and after the Closing, the Parties intend to continue to list on Nasdaq only the Purchaser Common Stock and the Purchaser Public Warrants.

(b)            During the Interim Period, the Seller will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws and shall use its commercially reasonable efforts prior to the Closing to maintain the listing of the Seller Common Stock.

5.6            No Solicitation.

(i)            For purposes of this Agreement, (i) an “Acquisition Proposal” means any proposal or offer from any Person or group at any time relating to an Alternative Transaction, (ii) an “Alternative Transaction” means (A) with respect to the Seller, the Company and their Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning the sale of (x) all or any material part of the business or assets of the Target Entities (other than in the ordinary course of business consistent with past practice) or (y) any of the shares or other equity interests or profits of the Target Entities, in any case, whether such transaction takes the form of a sale of shares or other equity interests, assets, merger, consolidation, issuance of debt securities, management Contract, joint venture or partnership, or otherwise and (B) with respect to the Purchaser and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning any merger, acquisition or business combination which would restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of this Agreement involving Purchaser and (iii) a “Purchaser Superior Offer” means an Acquisition Proposal on terms that the board of directors of the Purchaser determines, in good faith, based upon consultations with its outside legal counsel and its financial advisors, are more favorable to the Purchaser’s stockholders than this Agreement and the transactions contemplated hereby, taken as a whole, after giving effect to any adjustments to the terms and conditions of this Agreement agreed to in writing by the Seller in response to such Acquisition Proposal, and is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of, and conditions to, the Purchaser Superior Offer and the Person making the Purchaser Superior Offer (including any financing required by such Person).

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(b)            During the Interim Period, in order to induce the other Parties to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, each Party shall not, and shall cause its Representatives to not, without the prior written consent of the Seller and the Purchaser, directly or indirectly, (i) solicit, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or is intended or would reasonably be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party.

(c)            Each Party shall notify the others as promptly as practicable (and in any event within 48 hours) in writing of the receipt by such Party or any of its Representatives of (i) any Acquisition Proposal or any bona fide requests for information or requests for discussions or negotiations that would reasonably be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to such Party or its Affiliates in connection with any such Acquisition Proposal, specifying in each case, the material terms and conditions thereof. Each Party shall keep the others promptly informed of the status of any such proposals, offers or requests for information. During the Interim Period, each Party shall, and shall cause its Representatives to, immediately cease and cause to be terminated any solicitations, discussions or negotiations with any Person with respect to any Acquisition Proposal and shall, and shall direct its Representatives to, cease and terminate any such solicitations, discussions or negotiations.

(i)            Notwithstanding anything in this Agreement to the contrary, including Section 5.6(b) during the Interim Period, the board of directors of the Purchaser, or any committee thereof, may, at any time prior to the date of the Purchaser Special Meeting: (a) (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Purchaser Recommendation; (ii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Purchaser Superior Offer; (iii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, or allow Purchaser to execute or enter into, any agreement related to an Purchaser Superior Offer; (iv) enter into any agreement, letter of intent, or agreement in principle requiring Purchaser or the effects of which is to require to abandon, terminate or fail to consummate the transactions contemplated hereby; (v) fail to recommend against a Purchaser Superior Offer; (vi) fail to re-affirm the Purchaser Recommendation at the written request of the Seller within five (5) Business Days of such request; or (vii) fail to include the Purchaser Recommendation in the Proxy Statement. If, in the cases of clauses (i) through (vii) above: (x) an unsolicited, bona fide written offer is made to the Purchaser by a third party for an Acquisition Proposal; (y) the board of directors of the Purchaser determines in good faith, after consultation with its financial advisors, that such offer constitutes a Purchaser Superior Offer; and (z) following consultation with outside legal counsel, the board of directors of the Purchaser determines that the withdrawal or modification of its approval of this Agreement or the transactions contemplated hereby or its recommendation that holders of Purchaser Securities adopt this Agreement and approve the transactions contemplated hereby is required to comply with the fiduciary duties of the board of directors of the Purchaser to the stockholders of the Purchaser under applicable Law, but only, in the case of clause (i) through (vii) above, (i) after providing written notice to Purchaser (a “Notice of Purchaser Superior Offer” advising the Seller that the board of directors of the Purchaser has received a Purchaser Superior Offer specifying the material terms and conditions of such Purchaser Superior Offer and identifying the person or persons making such Purchaser Superior Offer, and (ii) if the Seller does not, within three (3) Business Days of the Seller’s receipt of the Notice of Purchaser Superior Offer, make an offer that the board of directors of the Purchaser determines in good faith, after consultation with its financial advisors, to be at least as favorable to Purchaser’s stockholders as the Purchaser Superior Offer; provided that during such three (3) Business Day period, the Purchaser shall, and shall use commercially reasonable efforts to cause its financial and legal advisors to, negotiate in good faith with the Seller (to the extent the Seller wishes to negotiate) to enable the Seller to make such an offer; or (ii) other than in connection with an Acquisition Proposal, withdraw or modify its approval of this Agreement or the transactions contemplated hereby or its recommendation that holders of Purchaser Securities adopt this Agreement and approve the transactions contemplated hereby, if the board of directors of the Purchaser reasonably determines (after consultation with outside legal counsel) that the withdrawal or modification of such approval or recommendation is required to comply with the fiduciary duties of the board of directors of the Purchaser to the stockholders of the Purchaser under applicable Law.

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(d)            Nothing contained in this Agreement shall prohibit the Purchaser or the board of directors of the Purchaser or any committee thereof from (x) taking and disclosing to the Purchaser’s stockholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act or issuing a “stop, look and listen” statement to the Purchaser’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act pending disclosure of its position thereunder or (ii) directing any Person (or the Representative of that Person) who makes an Acquisition Proposal to the provisions of this Section 5.6.

(e)            During the Interim Period, the board of directors of the Seller, or any committee thereof, shall not: (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Seller Recommendation; (ii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Alternative Transaction with respect to the Seller; (iii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, or allow the Seller or the Company to execute or enter into, any agreement related to an Alternative Transaction; (iv) enter into any agreement, letter of intent, or agreement in principle requiring or the effects of which is to require the Seller or the Company to abandon, terminate or fail to consummate the transactions contemplated hereby; (v) fail to recommend against any Alternative Transaction with respect to the Seller or the Company; (vi) fail to re-affirm the Seller Recommendation at the written request of the Purchaser within five (5) Business Days of such request; (vi) fail to include the Seller Recommendation in any solicitation materials that its prepares or sends to Seller Stockholders; or (vii) resolve or agree in writing to do any of the foregoing.

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5.7            No Trading. Each of the Seller and the Purchaser acknowledges and agrees that it is aware, and that its Affiliates are aware (and each of their respective Representatives is aware or, upon receipt of any material nonpublic information of the Purchaser, will be advised) of the restrictions imposed by U.S. federal securities laws and the rules and regulations of the SEC and Nasdaq promulgated thereunder or otherwise (the “Federal Securities Laws”) and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. Each of the Seller and the Purchaser hereby agrees that, while it is in possession of such material nonpublic information, it shall not purchase or sell any securities of the other (other than to engage in the Merger in accordance with Article I), communicate such information to any third party, take any other action with respect to the other Party in violation of such Laws, or cause or encourage any third party to do any of the foregoing.

5.8            Notification of Certain Matters. During the Interim Period, each Party shall give prompt notice to the other Parties if such Party or its Affiliates: (a) receives any notice or other communication in writing from any third party (including any Governmental Authority) alleging (i) that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or (ii) any non-compliance with any Law by such Party or its Affiliates; (b) receives any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; (c) discovers any fact or circumstance that, or becomes aware of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions to the Closing set forth in Article VII not being satisfied or the satisfaction of those conditions being materially delayed; or (d) becomes aware of the commencement or threat, in writing, of any Action against such Party or any of its Affiliates, or any of their respective properties or assets, or, to the Knowledge of such Party, any officer, director, partner, member or manager, in his, her or its capacity as such, of such Party or of its Affiliates with respect to the consummation of the transactions contemplated by this Agreement. No such notice shall constitute an acknowledgement or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached.

5.9            Efforts.

(a)            Subject to the terms and conditions of this Agreement, each Party shall use its commercially reasonable efforts, and shall cooperate fully with the other Parties, to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement (including the receipt of all applicable Consents of Governmental Authorities) and to comply as promptly as practicable with all requirements of Governmental Authorities applicable to the transactions contemplated by this Agreement.

(b)            In furtherance and not in limitation of Section 5.9(a), to the extent required under any Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (“Antitrust Laws”), each Party hereto agrees to make any required filing or application under Antitrust Laws, as applicable, at such Party’s sole cost and expense (subject to the last sentence of Section 8.3 with respect to Antitrust Expenses), with respect to the transactions contemplated hereby as promptly as practicable, to supply as promptly as reasonably practicable any additional information and documentary material that may be reasonably requested pursuant to Antitrust Laws and to take all other actions reasonably necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the Antitrust Laws. Each Party shall, in connection with its efforts to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under any Antitrust Law, use its commercially reasonable efforts to: (i) cooperate in all respects with each other Party or its Affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private Person; (ii) keep the other Parties reasonably informed of any communication received by such Party or its Representatives from, or given by such Party or its Representatives to, any Governmental Authority and of any communication received or given in connection with any proceeding by a private Person, in each case regarding any of the transactions contemplated by this Agreement; (iii) permit a Representative of the other Parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Authority or, in connection with any proceeding by a private Person, with any other Person, and to the extent permitted by such Governmental Authority or other Person, give a Representative or Representatives of the other Parties the opportunity to attend and participate in such meetings and conferences; (iv) in the event a Party’s Representative is prohibited from participating in or attending any meetings or conferences, the other Parties shall keep such Party promptly and reasonably apprised with respect thereto; and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the transactions contemplated hereby, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Authority.

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(c)            As soon as reasonably practicable following the date of this Agreement, the Parties shall reasonably cooperate with each other and use (and shall cause their respective Affiliates to use) their respective commercially reasonable efforts to prepare and file with Governmental Authorities requests for approval of the transactions contemplated by this Agreement and shall use all commercially reasonable efforts to have such Governmental Authorities approve the transactions contemplated by this Agreement. Each Party shall give prompt written notice to the other Parties if such Party or any of its Representatives receives any notice from such Governmental Authorities in connection with the transactions contemplated by this Agreement, and shall promptly furnish the other Parties with a copy of such Governmental Authority notice. If any Governmental Authority requires that a hearing or meeting be held in connection with its approval of the transactions contemplated hereby, whether prior to the Closing or after the Closing, each Party shall arrange for Representatives of such Party to be present for such hearing or meeting. If any objections are asserted with respect to the transactions contemplated by this Agreement under any applicable Law or if any Action is instituted (or threatened in writing to be instituted) by any applicable Governmental Authority or any private Person challenging any of the transactions contemplated by this Agreement or any Ancillary Document as violative of any applicable Law or which would otherwise prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby, the Parties shall use their commercially reasonable efforts to resolve any such objections or Actions so as to timely permit consummation of the transactions contemplated by this Agreement and the Ancillary Documents, including in order to resolve such objections or Actions which, in any case if not resolved, would reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby. In the event any Action is instituted (or threatened in writing to be instituted) by a Governmental Authority or private Person challenging the transactions contemplated by this Agreement, or any Ancillary Document, the Parties shall, and shall cause their respective Representatives to, reasonably cooperate with each other and use their respective commercially reasonable efforts to contest and resist any such Action and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement or the Ancillary Documents.

(d)            Prior to the Closing, each Party shall use its commercially reasonable efforts to obtain any Consents of Governmental Authorities or other third Persons as may be necessary for the consummation by such Party or its Affiliates of the transactions contemplated by this Agreement or required as a result of the execution or performance of, or consummation of the transactions contemplated by, this Agreement by such Party or its Affiliates, and the other Parties shall provide reasonable cooperation in connection with such efforts.

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5.10            Tax Matters. Each of the Parties shall use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Parties shall (and each of the Parties shall cause their respective Subsidiaries not to) take any action, or fail to take any action, that would reasonably be expected to cause the Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The Parties intend to report and, except to the extent otherwise required by a change in Law, shall report, for U.S. federal income tax purposes, the Merger as a “reorganization” within the meaning of Section 368(a) of the Code.

5.11            Further Assurances. The Parties hereto shall further cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as reasonably practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

5.12            The Proxy Statement.

(a)            On or prior to December 31, 2022, the Purchaser shall prepare with the reasonable assistance of the Seller, and file with the SEC a Proxy Statement (as amended, the “Proxy Statement”) for the purpose of soliciting proxies from Purchaser stockholders for the matters to be acted upon at the Purchaser Special Meeting. The Proxy Statement shall include proxy materials for the purpose of soliciting proxies from Purchaser stockholders to vote, at a special meeting of the Purchaser’s stockholders to be called and held for such purpose (the “Purchaser Special Meeting”), in favor of resolutions approving (i) the adoption and approval of this Agreement, and the transactions contemplated hereby or referred to herein, including the Merger, by the holders of Purchaser Common Stock in accordance with the Purchaser’s Organizational Documents, the DCGL and the rules and regulations of the SEC and Nasdaq and (ii) the approval of the Amended Purchaser Certificate of Incorporation to in part increase the authorized capital stock of the Purchaser; and (iii) such other matters as the Seller and the Purchaser shall hereafter mutually determine to be necessary or appropriate in order to effect the Merger and the other transactions contemplated by this Agreement (the approvals described in foregoing clauses (i) through (iii), collectively, the “Purchaser Stockholder Approval Matters”); and (iv) the adjournment of the Purchaser Special Meeting, if necessary or desirable in the reasonable determination of the Purchaser. If on the date for which the Purchaser Special Meeting is scheduled, the Purchaser has not received proxies representing a sufficient number of shares to obtain the Required Purchaser Stockholder Approval, whether or not a quorum is present, the Purchaser may make one or more successive postponements or adjournments of the Purchaser Special Meeting. In connection with the Proxy Statement, the Purchaser will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable Law and applicable proxy solicitation rules set forth in the Purchaser’s Organizational Documents and the rules and regulations of the SEC and Nasdaq. The Purchaser shall cooperate and provide the Seller (and its counsel) with sufficient opportunity to review and comment on the Proxy Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Seller shall provide the Purchaser with such information concerning the Target Entities and their stockholders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Proxy Statement, or in any amendments or supplements thereto.

(b)            The Purchaser shall use its best efforts take any and all reasonable and necessary actions required to satisfy the requirements of the Exchange Act and other applicable Laws in connection with the Proxy Statement and the Purchaser Special Meeting. Each of the Purchaser and the Seller shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Seller, the Purchaser and, after the Closing, the Purchaser Representative, and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Proxy Statement, and responding in a timely manner to comments from the SEC. Each Party shall promptly correct any information provided by it for use in the Proxy Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by applicable Laws. The Purchaser shall amend or supplement the Proxy Statement and cause the Proxy Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to the Purchaser’s stockholders, in each case as and to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and the Purchaser’s Organizational Documents.

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(c)            The Purchaser, with the assistance of the other Parties, shall use its commercially reasonable best efforts to promptly respond to any SEC comments on the Proxy Statement and shall otherwise use its commercially reasonable best efforts to cause the Proxy Statement to “clear” comments from the SEC and become effective. The Purchaser shall provide the Seller with copies of any written comments, and shall inform the Seller of any material oral comments, that the Purchaser or its Representatives receive from the SEC or its staff with respect to the Proxy Statement, the Purchaser Special Meeting promptly after the receipt of such comments and shall give the Seller a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments.

(d)            As soon as practicable following the Proxy Statement “clearing” comments from the SEC and becoming effective, the Purchaser shall distribute the Proxy Statement to the Purchaser’s stockholders, and, pursuant thereto, shall call the Purchaser Special Meeting in accordance with the DGCL for a date no later than thirty (30) days following the “clearing” of comments on the Proxy Statement.

(e)          The Purchaser shall comply with all applicable Laws, any applicable rules and regulations of Nasdaq, the Purchaser’s Organizational Documents and this Agreement in the preparation, filing and distribution of the Proxy Statement, any solicitation of proxies thereunder, the calling and holding of the Purchaser Special Meeting.

(f)            If (i) the Purchaser or its counsel fail to respond to SEC comments related to the Proxy Statement within five (5) Business Days following receipt all required documentation required from third parties, including, but not limited to the Seller, auditors of each of the Purchaser and the Seller and any other third party advisors of the Purchaser and the Seller, (ii) the Purchaser does not cause the Proxy Statement to be mailed to its stockholders within ten (10) days following SEC clearance, or (iii) a quorate meeting of the Purchaser’s stockholders is not duly convened for the purpose of obtaining the Conversion Approvals within forty (40) days following the mailing of the Proxy Statement to the Purchaser’s stockholders, then unless prohibited by Delaware law governing distributions to stockholders, all issued and outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall be immediately and automatically redeemed by the Corporation, and all accrued and unpaid dividends thereon to the date of redemption extinguished, in consideration of the right to receive an aggregate amount, in respect of all shares of Series A Preferred Stock and Series B Preferred Stock, for $1.00 in cash (with any accrued but unpaid dividends being extinguished) and Delaware Sub shall issue to the Seller a number of shares of its common stock so that the Seller shall own 93.3% of Delaware Sub following such issuance and the Purchaser shall own 6.7% of Delaware Sub. Notwithstanding anything to the contrary herein, if the occurrence of the events described herein are due to the failure of the Seller or its Representatives to provide to the Purchaser or its Representatives on a reasonably timely basis any information, document or statement reasonably requested or required by the Purchaser in connection therewith, the Series A Preferred Stock and Series B Preferred Stock shall not be redeemed nor shall the shares of Delaware Sub be issued pursuant to this Section 5.12(f).

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5.13            The Seller Information Statement.

(a)            As promptly as practicable after the date hereof, the Seller shall prepare with the reasonable assistance of the Purchaser, and file with the SEC an Information Statement (as amended, the “Information Statement”) for the purpose of informing the Seller’s stockholders of the matters approved by the Seller by written consent. The Information Statement shall include information regarding (i) the adoption and approval of this Agreement, and the transactions contemplated hereby or referred to herein, including the Merger, by the holders of Seller Common Stock in accordance with the Seller’s Organizational Documents, the NRS and the rules and regulations of the SEC and (ii) the approval of such other matters as the Seller and the Purchaser shall hereafter mutually determine to be necessary or appropriate in order to effect the Merger and the other transactions contemplated by this Agreement (the approvals described in the foregoing clauses (i) and (ii), collectively, the “Seller Stockholder Approval Matters”). In connection with the Information Statement, the Seller will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable Law and applicable written consent rules set forth in the Seller’s Organizational Documents and the rules and regulations of the SEC. The Seller shall cooperate and provide the Purchaser (and its counsel) with sufficient opportunity to review and comment on the Information Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Purchaser shall provide the Seller with such information concerning their stockholders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Information Statement, or in any amendments or supplements thereto.

(b)            The Seller shall use its best efforts take any and all reasonable and necessary actions required to satisfy the requirements of the Exchange Act and other applicable Laws in connection with the Information Statement. The Purchaser shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Seller, and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Information Statement, and responding in a timely manner to comments from the SEC. Each Party shall promptly correct any information provided by it for use in the Information Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by applicable Laws. The Seller shall amend or supplement the Information Statement and cause the Information Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to the Seller’s stockholders, in each case as and to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and the Seller’s Organizational Documents.

(c)            The Seller, with the assistance of the other Parties, shall use its best efforts to promptly respond to any SEC comments on the Information Statement and shall otherwise use its commercially reasonable best efforts to cause the Information Statement to “clear” comments from the SEC. The Seller shall provide the Purchaser with copies of any written comments, and shall inform the Purchaser of any material oral comments, that the Seller or its Representatives receive from the SEC or its staff with respect to the Information Statement, promptly after the receipt of such comments and shall give the Purchaser a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments.

(d)            As soon as practicable following the Information Statement “clearing” comments from the SEC and becoming effective, the Seller shall distribute the Information Statement to the Seller’s stockholders.

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(e)            The Seller shall comply with all applicable Laws, any applicable rules and regulations of the Seller’s Organizational Documents and this Agreement in the preparation, filing and distribution of the Information Statement.

(f)            If (i) the Seller or its counsel fail to respond to SEC comments related to the Information Statement within five (5) Business Days following receipt of all required documentation required from third parties, including, but not limited to the Purchaser, auditors of each of the Purchaser and the Seller and any other third party advisors of the Purchaser and the Seller, (ii) the Seller does not cause the Information Statement to be mailed to its stockholders within ten (10) days following SEC clearance, or (iii) the Required Seller Stockholder Approval has not been received by December 1, 2022, Seller shall pay to the Purchaser an amount equal to $50,000 per day of delay, and if the Required Seller Stockholder Approval has not been received by January 1, 2023, the Seller shall pay to the Purchaser an amount equal to $10,000,000. For the avoidance of doubt, for purposes of the foregoing clause (iii) of this Section 5.13(f), receipt of the Required Seller Stockholder Approval requires compliance with Rule 14(c)(2) of the Exchange Act and expiration of the waiting period prescribed thereunder. The Parties expressly acknowledge and agree that the payment of the amounts provided in this paragraph shall, in light of the difficulty of accurately determining actual damages, constitute partial liquidated damages.

5.14            Nasdaq Change of Control Application . The Parties shall use commercially reasonable best efforts to ensure that the application for Purchaser's change of control is filed with Nasdaq (the "Nasdaq Change of Control Application"). Each of the Parties shall use commercially reasonable best efforts to respond to any questions from Nasdaq with respect to the Nasdaq Change of Control Application promptly following receipt of such questions, but in no event later than ten (10) Business Days following receipt of such questions.

5.15            Ownership Changes. As stated in the recitals to this Agreement, the Parties desire, subject to respective Conversion Approvals and Nasdaq approval, that following the transactions contemplated by this Agreement (i) the stockholders of the Seller own 75% of the Purchaser Common Stock as measured based on the number of shares of Purchaser Common Stock outstanding immediately prior to the Closing and (ii) the Purchaser through wholly-owned subsidiaries own 100% of the operating Subsidiaries of the Seller; provided, however, that:

(a)            In the event that the Purchaser does not receive by June 30, 2023 the Series A Conversion Approval with respect to the issuance by the Purchaser of more than 20% of its issued and outstanding Common Stock related to the shares of Purchaser Common Stock underlying the Series A Preferred Stock (the “Series A Trigger Event”), then (i) unless prohibited by Delaware law governing distributions to stockholders, all issued and outstanding shares of Series A Preferred Stock shall be immediately and automatically redeemed by the Purchaser, and all accrued and unpaid dividends thereon to the date of redemption extinguished, in consideration of the right to receive an aggregate amount, in respect of all shares of Series A Preferred Stock, of $1.00 in cash, and (ii) the Purchaser shall, within ten (10) Business Days following the Series A Trigger Event, cause Delaware Sub to issue to the Seller the amount of shares of the common stock of Delaware Sub as needed to cause the Seller to own 27% of the total issued and outstanding common stock of Delaware Sub. The recipient of the proceeds of any redemption hereunder shall reimburse the Purchaser for any excise or similar tax imposed in connection therewith. Notwithstanding anything to the contrary herein, if the occurrence of the Series A Trigger Event is due to the failure of the Seller or its Representatives to provide to the Purchaser or its Representatives on a reasonably timely basis any information, document or statement reasonably requested or required by the Purchaser in connection therewith, no Series A Preferred Stock shall be redeemed pursuant to this Section 5.15(a) and no common stock of Delaware Sub shall be issued to the Seller by Delaware Sub.

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(b)            In the event that (i) the Purchaser does not receive by June 30, 2023 the Series B Conversion Approval with respect to the issuance by the Purchaser of more than 20% of its issued and outstanding Purchaser Common Stock related to the shares of Purchaser Common Stock underlying the Series B Preferred Stock or (ii) the Nasdaq Change of Control Application is rejected or (iii) Nasdaq requires Material Restrictions in order to approve the Nasdaq Change of Control Application (each, a “Series B Trigger Event”), the holders of the Series B Preferred Stock, at its sole option, shall have the right, but not the obligation, to reduce the stated value of the Series B Preferred Stock (at issuance $1,000,000,000 in the aggregate) to no less than $500,000,000 in exchange for shares of common stock of Delaware Sub and force the Purchaser to redeem the Series A Preferred within ninety (90) days of such Series B Trigger Event. The maximum number of shares of common stock of Delaware Sub that Delaware Sub shall be forced to issue if the conditions of this Section 5.15(b), are satisfied shall be 33% of its issued and outstanding shares of common stock. The recipient of the proceeds of any redemption hereunder shall reimburse the Purchaser for any excise or similar tax imposed in connection therewith. Notwithstanding anything to the contrary herein, if the occurrence of the Series B Trigger Event is due to the failure of the Seller or its Representatives to provide to the Purchaser or its Representatives on a reasonably timely basis any information, document or statement reasonably requested or required by the Purchaser in connection therewith, no Series B Preferred Stock shall be redeemed pursuant to this Section 5.15(b) and no common stock of Delaware Sub shall be issued to the Seller by Delaware Sub. Further notwithstanding the foregoing, if Seller refuses to comply with the reasonable requests of the Nasdaq Stock Market in connection with the Nasdaq Change of Control Application, no Series B Preferred Stock shall be redeemed pursuant to this Section 5.15(b) and no common stock of Delaware Sub shall be issued to the Seller by Delaware Sub.

(c)            The Parties hereby agree that the total amount owed by the Purchaser in connection with the redemptions of either the Series A Preferred or the Series B Preferred pursuant to this Section 5.15 and their respective Certificate of Designation shall be offset by any and all amounts of any outstanding intercompany loans as between the Purchaser and Delaware Sub.

5.16            The Purchaser Post-Closing Registration Statement

(a)            Within six (6) months following the Closing, the Purchaser shall prepare with the reasonable assistance of the Seller, and file with the SEC a registration statement on Form S-1 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of the Seller Distribution. In connection with the Registration Statement, the Purchaser will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable Law and applicable registration statement rules set forth in the Purchaser’s Organizational Documents and the rules and regulations of the SEC and Nasdaq. The Purchaser shall cooperate and provide the Seller (and its counsel) with sufficient opportunity to review and comment on the Registration Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Seller shall provide the Purchaser with such information concerning the Target Companies and their stockholders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Registration Statement, or in any amendments or supplements thereto.

(b)            The Purchaser shall take any and all reasonable and necessary actions required to satisfy the requirements of the Securities Act, the Exchange Act and other applicable Laws in connection with the Registration Statement. Each of the Purchaser and the Seller shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Seller, the Purchaser and, after the Closing, the Purchaser Representative, and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Registration Statement, and responding in a timely manner to comments from the SEC. Each Party shall promptly correct any information provided by it for use in the Registration Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by applicable Laws. The Purchaser shall amend or supplement the Registration Statement and cause the Registration Statement, as so amended or supplemented, to be filed with the SEC to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and the Purchaser’s Organizational Documents.

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(c)            The Purchaser, with the assistance of the other Parties, shall promptly respond to any SEC comments on the Registration Statement and shall otherwise use its commercially reasonable efforts to cause the Registration Statement to “clear” comments from the SEC and become effective. The Purchaser shall provide the Seller with copies of any written comments, and shall inform the Seller of any material oral comments, that the Purchaser or its Representatives receive from the SEC or its staff with respect to the Registration Statement promptly after the receipt of such comments and shall give the Seller a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments.

(d)            As soon as practicable following the Registration Statement “clearing” comments from the SEC and becoming effective, the Purchaser shall request the SEC to declare the Registration Statement effective.

5.17            Public Announcements.

(a)            The Parties agree that during the Interim Period no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any Party or any of their Affiliates without the prior written consent of the Purchaser and the Seller (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by applicable Law or the rules or regulations of any securities exchange, in which case the applicable Party shall use commercially reasonable efforts to allow the other Parties reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b)            The Parties shall mutually agree upon and, as promptly as practicable after the execution of this Agreement (but in any event within four (4) Business Days thereafter), issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release, each of the Purchaser and the Seller shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Federal Securities Laws, which the Seller shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Purchaser and the Seller reviewing, commenting upon and approving each other’s Signing Filing in any event no later than the third (3rd) Business Day after the execution of this Agreement). The Parties shall mutually agree upon and, as promptly as practicable after the Closing (but in any event within four (4) Business Days thereafter), issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release, the Purchaser shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Federal Securities Laws. In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a Party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each Party shall, upon request by any other Party, furnish the Parties with all information concerning themselves, their respective directors, officers and equity holders, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby, or any other report, statement, filing, notice or application made by or on behalf of a Party to any third party and/ or any Governmental Authority in connection with the transactions contemplated hereby.

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5.18            Confidential Information.

(a)            The Seller Group hereby agrees that, during the Interim Period and, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, it shall, and shall cause its Representatives to: (i) treat and hold in strict confidence any Purchaser Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing their obligations hereunder or thereunder, enforcing their rights hereunder or thereunder, or in furtherance of their authorized duties on behalf of the Purchaser or its Subsidiaries), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Purchaser Confidential Information without the Purchaser’s prior written consent; and (ii) in the event that the Seller Group or any of its Representatives, during the Interim Period or, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, becomes legally compelled to disclose any Purchaser Confidential Information, (A) provide the Purchaser to the extent legally permitted with prompt written notice of such requirement so that the Purchaser or an Affiliate thereof may seek, at Purchaser’s cost, a protective Order or other remedy or waive compliance with this Section 5.18(a), and (B) in the event that such protective Order or other remedy is not obtained, or the Purchaser waives compliance with this Section 5.18(a), furnish only that portion of such Purchaser Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Purchaser Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Seller Group shall, and shall cause its Representatives to, promptly deliver to the Purchaser or destroy (at the Purchaser’s election) any and all copies (in whatever form or medium) of Purchaser Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon; provided, however, that the Seller Group and its Representatives shall be entitled to keep any records required by applicable Law or bona fide record retention policies; and provided, further, that any Purchaser Confidential Information that is not returned or destroyed shall remain subject to the confidentiality obligations set forth in this Agreement. Notwithstanding the foregoing, the Seller Group and its Representatives shall be permitted to disclose any and all Purchaser Confidential Information to the extent required by the Federal Securities Laws.

(b)            The Purchaser hereby agrees that during the Interim Period and, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, it shall, and shall cause its Representatives to: (i) treat and hold in strict confidence any Seller Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing its obligations hereunder or thereunder or enforcing its rights hereunder or thereunder), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Seller Confidential Information without the Seller’s prior written consent; and (ii) in the event that the Purchaser or any of its Representatives, during the Interim Period or, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination (and continuing with respect to Seller Confidential Information that is a Trade Secret so long as such Trade Secret is protectable under applicable Law), becomes legally compelled to disclose any Seller Confidential Information, (A) provide the Seller to the extent legally permitted with prompt written notice of such requirement so that the Seller may seek, at the Seller’s sole expense, a protective Order or other remedy or waive compliance with this Section 5.18(b) and (B) in the event that such protective Order or other remedy is not obtained, or the Seller waives compliance with this Section 5.18(b), furnish only that portion of such Seller Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Seller Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Purchaser shall, and shall cause its Representatives to, promptly deliver to the Seller or destroy (at the Seller’s election) any and all copies (in whatever form or medium) of Seller Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon; provided, however, that the Purchaser and its Representatives shall be entitled to keep any records required by applicable Law or bona fide record retention policies; and provided, further, that any Seller Confidential Information that is not returned or destroyed shall remain subject to the confidentiality obligations set forth in this Agreement. Notwithstanding the foregoing, the Purchaser and its Representatives shall be permitted to disclose any and all Seller Confidential Information to the extent required by the Federal Securities Laws.

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5.19            Post-Closing Board of Directors and Executive Officers.

(a)            The Parties shall take all necessary action, including causing the directors of the Purchaser to resign, so that as of the Effective Time (and giving effect to the effectiveness of the Amended Purchaser Certificate of Incorporation), the Purchaser’s board of directors (the “Post-Closing Purchaser Board”) will consist of six (6) individuals, comprised of (i) two (2) Preferred Board Members designated by the holder of the majority of Series B Preferred Stock, and (ii) four (4) directors designated by the Purchaser, at least three (3) of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, one of whom shall be Darren Mercer and the other of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, in each case subject to each individual’s ability and willingness to serve and who shall serve until such individual’s successor is duly elected or appointed and qualified in accordance with applicable Law. The Parties will use commercially reasonable efforts to identify the designees not named herein in advance of and for inclusion in the Proxy Statement. In the event any designee becomes unable or unwilling to serve prior to the Effective Time on the Post-Closing Purchaser Board in the role identified, a replacement for such designee shall be determined prior to the Effective Time in accordance with the principles set forth in this Section 5.19. The Purchaser will enter into customary indemnification agreements with such designees in form and substance reasonably acceptable to them. The Parties contemplate that from and after the Effective Time, the Post-Closing Purchaser Board will constitute and appoint an advisory board composed of six (6) members as a consultative body to advise the Post-Closing Purchaser Board.

5.20            Indemnification of Directors and Officers; Tail Insurance.

(a)            The Parties agree that all rights to exculpation, indemnification and advancement of expenses existing in favor of the current or former directors and officers of the Purchaser Entities and each Person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of the Purchaser Entities (the “D&O Indemnified Persons”) as provided in their respective Organizational Documents or under any indemnification, employment or other similar agreements between any D&O Indemnified Person and the Purchaser, in each case as in effect on the date of this Agreement, shall survive the Closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law. For a period of six (6) years after the Effective Time, the Purchaser shall cause the Organizational Documents of the Purchaser and the Surviving Company to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses to D&O Indemnified Persons than are set forth as of the date of this Agreement in the Organizational Documents of the Purchaser Entities to the extent permitted by applicable Law. The provisions of this Section 5.17 shall survive the consummation of the Merger and are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Persons and their respective heirs and Representatives.

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(b)            For the benefit of the Purchaser Entities’ directors and officers, the Purchaser shall be permitted prior to the Effective Time to obtain and fully pay the premium for a “tail” insurance policy that provides coverage for up to a six-year period from and after the Effective Time for events occurring prior to the Effective Time (the “Purchaser D&O Tail Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than the Purchaser’s existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage. If obtained, the Purchaser shall maintain the Purchaser D&O Tail Insurance in full force and effect, and continue to honor the obligations thereunder, and the Purchaser shall timely pay or caused to be paid all premiums with respect to the Purchaser D&O Tail Insurance.

(c)            For the benefit of the Company’s and its Subsidiary’s directors, managers and officers, the Company shall be permitted prior to the Effective Time to obtain and fully pay the premium for a “tail” insurance policy that provides coverage for up to a six-year period from and after the Effective Time for events occurring prior to the Effective Time (the “Company D&O Tail Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than the Company’s existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage. If obtained, the Purchaser shall maintain the Company D&O Tail Insurance in full force and effect from and after the Closing, and continue to honor the obligations thereunder, and the Purchaser shall from and after the Closing timely pay or cause to be paid all premiums with respect to the Company D&O Tail Insurance.

5.21            Reserved.

5.22            Listing.

(a)            During the Interim Period, (i) the Purchaser shall use its commercially reasonable efforts to ensure that the Purchaser remains listed as a public company on, and for Purchaser Common Stock, Purchaser Public Warrants and Purchaser Public Units to be listed on, Nasdaq, and (ii) the Seller shall use its commercially reasonable efforts to ensure that the Seller remains listed as a public company on, and for shares of Seller Common Stock to be listed on, the OTC Markets.

(b)            The Purchaser shall use its commercially reasonable efforts to cause the Purchaser Common Stock to be issued in connection with the transactions to be approved for listing on Nasdaq as promptly as practicable following the issuance thereof, subject to official notice of issuance, prior to the Closing Date.

5.23            Purchaser Lock-Up Agreements. During the Interim Period, the Purchaser shall use its commercially reasonable efforts to cause each institutional holder of at least 5% of Purchaser Common Stock to enter into a lock-up agreement, providing for a lock-up period of six (6) months, and substantially in the form of Exhibit B-1, to become effective upon or prior to the Closing (each, a “Purchaser Lock-Up Agreement”).

5.24            Amended Purchaser Loan. On the date hereof, the Purchaser shall irrevocably amend and restate the previously extended loan to the Seller in the form of Exhibit F hereto (the “Amended Purchaser Loan”), to, in part, increase the principal amount of the Purchaser Loan from $3.5 million to $23.7 million and shall fund the unfunded balance of such Amended Purchaser Loan within three (3) Business Days after the date hereof.

5.25            Amended Seller SEC Reports. The Company shall use commercially reasonable efforts to cause each of the Amended Seller SEC Reports to be duly filed with the SEC as promptly as practicable after the date hereof, but in any event not later than forty-five (45) days following the date hereof.

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5.26            Delaware Sub Formation and Joinder. The Purchaser shall, as soon as reasonably practicable following the execution and delivery of this Agreement, take all requisite action to cause Delaware Sub (i) to be duly formed and organized under the DGCL as a wholly-owned subsidiary of the Seller, (ii) to execute a joinder to this Agreement in form and substance reasonably acceptable to the Purchaser (the “Delaware Sub Joinder”), and (ii) take all requisite corporate action to approve and authorize this Agreement and the transactions contemplated hereby. At or immediately prior to the Closing, the Purchaser and Delaware Sub shall enter into the Intercompany Loan. From and after the date of execution of the Delaware Sub Joinder (the “Delaware Sub Joinder Date”), Delaware Sub shall for all purposes be deemed a Party to and bound by this Agreement

5.27            Company Formation and Joinder. The Seller shall, as soon as reasonably practicable following the execution and delivery of this Agreement, take all requisite action to cause the Company (a) to be duly incorporated under the BVI Act as a wholly-owned subsidiary of the Seller, (b) to execute a joinder to this Agreement in form and substance reasonably acceptable to the Purchaser (the “Company Joinder”), and (c) take all requisite corporate action to approve and authorize this Agreement and the transactions contemplated hereby. From and after the date of execution of the Company Joinder (the “Company Joinder Date”), the Company shall for all purposes be deemed a Party to and bound by this Agreement.

5.28            BVI Sub Formation and Joinder. The Purchaser (and, from and after the Delaware Sub Joinder Date, Delaware Sub) shall, as soon as reasonably practicable following the execution and delivery of this Agreement, take all requisite action to cause BVI Sub (a) to be duly incorporated under the BVI Act as a wholly-owned subsidiary of Delaware Sub, (b) to execute a joinder to this Agreement in form and substance reasonably acceptable to the Seller (the “BVI Sub Joinder”), and (c) take all requisite corporate action to approve and authorize this Agreement and the transactions contemplated hereby. From and after the date of execution of the BVI Sub Joinder (the “BVI Sub Joinder Date”), BVI Sub shall for all purposes be deemed a Party to and bound by this Agreement.

5.29            Target Contribution. The Seller (and, from and after the Company Joinder Date, the Company, and from and after the Delaware Sub Joinder Date, Delaware Sub and the Purchaser) shall, as soon as reasonably practicable prior to the Closing (or within thirty (30) days following the Required Seller Stockholder Approval in the case of the Purchaser’s payment of the Assumed Liabilities), take all requisite action to effect the Target Contribution.

5.30            Mmobuosi Beneficial Interest. The Parties agree that if, at the time of the Seller Distribution and as a result thereof, Dozy Mmobuosi would become the beneficial owner of more than 19.9% of the issued and outstanding Purchaser Common Stock, then at the time of the Seller Distribution all of the Purchaser Common Stock beneficially held by him will be exchanged for shares (the “Mmobuosi Series C Preferred Shares”) of a new series of preferred stock of the Purchaser, to be designated Series C Preferred Stock, having such rights, preferences and privileges as shall be mutually agreed between the Purchaser and the Seller, provided that the Mmobuosi Series C Preferred Shares shall carry the full economic benefits of the Purchaser Common Stock for which they were exchanges, but which shall confer voting rights in the aggregate not greater than 19.9% of the aggregate voting rights of all voting securities of the Purchaser from time to time.

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5.31            Voting Agreements. During the Interim Period, the Purchaser shall use its commercially reasonable efforts to procure Purchaser Support Agreements in the form of Exhibit A-1 from additional significant stockholders.

5.32            Seller Budget. During the Interim Period, the Purchaser and the Seller shall mutually agree on a budget for Seller for the remaining fiscal year ending December 31, 2022 and the fiscal year ended December 31, 2023. The Purchaser agrees to loan to the Seller the amounts needed to fund such budget for such period and upon the conversion or redemption of the Series B Preferred, the Purchaser shall forgive such loan, provided however, if the Series B is redeemed, the outstanding amount of such loan, plus accrued interest shall offset any amounts owed under such redemption.

Article VI
INDEMNIFICATION

6.1            Indemnification. Subject to the terms and conditions of this Article VI and as acknowledged in the Letter of Transmittal executed by the Seller Group, from and after the Closing, the Seller Group and their respective successors and assigns (each, with respect to any claim made pursuant to this Agreement, an “Indemnifying Party”) will severally indemnify, defend and hold harmless the Purchaser, the Purchaser Representative, their respective Affiliates and each of their respective officers, directors, managers, employees, successors and permitted assigns (each, with respect to any claim made pursuant to this Agreement, an “Indemnified Party”) from and against any and all losses, Actions, Orders, Liabilities, damages (including consequential damages), diminution in value, Taxes, interest, penalties, Liens, amounts paid in settlement, costs and expenses (including reasonable expenses of investigation and court costs and reasonable attorneys’ fees and expenses), (any of the foregoing, a “Loss”) paid, suffered or incurred by, or imposed upon, any Indemnified Party to the extent arising in whole or in part out of or resulting directly or indirectly from (whether or not involving a Third Party Claim) the Indemnifiable Matters.

6.2            Limitations and General Indemnification Provisions.

(a)            Except as otherwise expressly provided in this this Article VI, the Indemnified Parties will not be entitled to receive any indemnification payments under Section 6.1 with respect to Special Litigation Indemnity Matters unless and until the aggregate amount of Losses incurred by the Indemnified Parties for which they are otherwise entitled to indemnification in respect of Special Litigation Indemnity Matters under this Article VI exceeds One Million U.S. Dollars ($1,000,000) (the “Basket”), in which case the Indemnifying Parties shall be obligated to the Indemnified Parties for the amount of all Losses of the Indemnified Parties in respect of Special Litigation Indemnity Matters from the first dollar of Losses of the Indemnified Parties required to reach the Basket; provided, however, that for the avoidance of doubt the Basket shall not apply to claims in respect of any Indemnifiable Matters other than the Special Litigation Indemnity Matters.

(b)            The maximum amount of indemnification payments which the Indemnifying Parties will be obligated to pay in the aggregate, including all Indemnifiable Matters, shall not exceed the amount of the Escrow Property in the Escrow Account at such time.

(c)            In no event shall any Indemnified Party be entitled to recover or make a claim for any amounts in respect of, and in no event shall Losses be deemed to include, any punitive, special or exemplary damages except to the extent actually paid to a third party in a Third Party Claim.

(d)            No investigation or knowledge by an Indemnified Party or the Purchaser Representative or their respective Representatives of an Indemnifiable Matter shall affect the covenants and agreements of the Indemnifying Party or the recourse available to the Indemnified Parties under this Article VI, with respect thereto.

(e)            The amount of any Losses suffered or incurred by any Indemnified Party shall be reduced by the amount of any insurance proceeds paid to the Indemnified Party or any Affiliate thereof as a reimbursement with respect to such Losses (and no right of subrogation shall accrue to any insurer hereunder, except to the extent that such waiver of subrogation would prejudice any applicable insurance coverage), net of the costs of collection and the increases in insurance premiums resulting from such Loss or insurance payment.

(f)            The Indemnifying Parties shall have no indemnification obligation in respect of any Claim Notice which is delivered by the Purchaser Representative in accordance with Section 6.3 hereof after the Escrow Expiration Date.

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6.3            Indemnification Procedures.

(a)            The Purchaser Representative shall have the sole right to act on behalf of the Indemnified Parties with respect to any indemnification claims made pursuant to this Article VI, including bringing and settling any indemnification claims hereunder and receiving any notices on behalf of the Indemnified Parties. The Seller Representative shall have the sole right to act on behalf of the Indemnifying Parties with respect to any indemnification claims made pursuant to this Article VI, including defending and settling any indemnification claims hereunder and receiving any notices on behalf of the Indemnifying Parties.

(b)            In order to make a claim for indemnification hereunder, the Purchaser Representative on behalf of an Indemnified Party must provide written notice (a “Claim Notice”) of such claim to the Seller Representative on behalf of the Indemnifying Parties and to the Escrow Agent, which Claim Notice shall include (i) a reasonable description of the facts and circumstances which relate to the subject matter of such indemnification claim to the extent then known and (ii) the amount of Losses suffered by the Indemnified Party in connection with the claim to the extent known or reasonably estimable (provided, that the Purchaser Representative may thereafter in good faith adjust the amount of Losses with respect to the claim by providing a revised Claim Notice to the Seller Representative and the Escrow Agent); provided, that the copy of any Claim Notice provided to the Escrow Agent shall be redacted for any confidential or proprietary information of the Indemnifying Party or the Indemnified Party described in clause (i).

(c)            In the case of any claim for indemnification under this Article VI arising from a claim of a third party (including any Governmental Authority) (a “Third Party Claim”), the Purchaser Representative must give a Claim Notice with respect to such Third Party Claim to the Seller Representative promptly (but in no event later than thirty (30) days) after the Indemnified Party’s receipt of notice of such Third Party Claim; provided, that the failure to give such notice will not relieve the Indemnifying Party of its indemnification obligations except to the extent that the defense of such Third Party Claim is materially and irrevocably prejudiced by the failure to give such notice. The Seller Representative will have the right to defend and to direct the defense against any such Third Party Claim in its name and at its expense, and with counsel selected by the Seller Representative, unless (i) the Seller Representative fails to acknowledge fully to the Purchaser Representative the obligations of the Indemnifying Party to the Indemnified Party within twenty (20) days after receiving notice of such Third Party Claim or contests, in whole or in part, its indemnification obligations therefor or (ii) at any time while such Third Party Claim is pending, (A) there is a conflict of interest between the Seller Representative on behalf of the Indemnifying Party and the Purchaser Representative on behalf of the Indemnified Party in the conduct of such defense, (B) the applicable third party alleges a Fraud Claim, (C) such claim is criminal in nature, could reasonably be expected to lead to criminal proceedings, or seeks an injunction or other equitable relief against the Indemnified Party or (D) the amount of the Third Party Claim exceeds or is reasonably expected to exceed the value of the remaining Escrow Property in the Escrow Account (after deducting any amounts for pending but unresolved indemnification claims and resolved but unpaid indemnification claims). If the Seller Representative on behalf of the Indemnifying Party elects, and is entitled, to compromise or defend such Third Party Claim, it will within twenty (20) days (or sooner, if the nature of the Third Party Claim so requires) notify the Purchaser Representative of its intent to do so, and the Purchaser Representative and the Indemnified Party will, at the request and expense of the Seller Representative, cooperate in the defense of such Third Party Claim. If the Seller Representative on behalf of the Indemnifying Party elects not to, or at any time is not entitled under this Section 6.3 to, compromise or defend such Third Party Claim, fails to notify the Purchaser Representative of its election as herein provided or refuses to acknowledge or contests its obligation to indemnify under this Agreement, the Purchaser Representative on behalf of the Indemnified Party may pay, compromise or defend such Third Party Claim. Notwithstanding anything to the contrary contained herein, the Indemnifying Party will have no indemnification obligations with respect to any such Third Party Claim which is settled by the Indemnified Party or the Purchaser Representative without the prior written consent of the Seller Representative on behalf of the Indemnifying Party (which consent will not be unreasonably withheld, delayed or conditioned); provided, however, that notwithstanding the foregoing, the Indemnified Party will not be required to refrain from paying any Third Party Claim which has matured by a final, non-appealable Order, nor will it be required to refrain from paying any Third Party Claim where the delay in paying such claim would result in the foreclosure of a Lien upon any of the property or assets then held by the Indemnified Party or where any delay in payment would cause the Indemnified Party material economic loss. The Seller Representative’s right on behalf of the Indemnifying Party to direct the defense will include the right to compromise or enter into an agreement settling any Third Party Claim; provided, that no such compromise or settlement will obligate the Indemnified Party to agree to any settlement that that requires the taking or restriction of any action (including the payment of money and competition restrictions) by the Indemnified Party other than the execution of a release for such Third Party Claim and/or agreeing to be subject to customary confidentiality obligations in connection therewith, except with the prior written consent of the Purchaser Representative on behalf of the Indemnified Party (such consent to be withheld, conditioned or delayed only for a good faith reason). Notwithstanding the Seller Representative’s right on behalf of the Indemnifying Party to compromise or settle in accordance with the immediately preceding sentence, the Seller Representative on behalf of the Indemnifying Party may not settle or compromise any Third Party Claim over the objection of the Purchaser Representative on behalf of the Indemnified Party; provided, however, that consent by the Purchaser Representative on behalf of the Indemnified Party to settlement or compromise will not be unreasonably withheld, delayed or conditioned. The Purchaser Representative on behalf of the Indemnified Party will have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Seller Representative’s right on behalf of the Indemnifying Party to direct the defense.

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(d)            With respect to any direct indemnification claim that is not a Third Party Claim, the Seller Representative on behalf of the Indemnifying Party will have a period of thirty (30) days after receipt of the Claim Notice to respond thereto. If the Seller Representative on behalf of the Indemnifying Party does not respond within such thirty (30) days, the Seller Representative on behalf of the Indemnifying Party will be deemed to have accepted responsibility for the Losses set forth in such Claim Notice subject to the limitations on indemnification set forth in this Article VI and will have no further right to contest the validity of such Claim Notice. If the Seller Representative responds within such thirty (30) days and rejects such claim in whole or in part, the Purchaser Representative on behalf of the Indemnified Party will be free to pursue such remedies as may be available under this Agreement (subject to Section 9.6), any Ancillary Documents or applicable Law.

6.4            Indemnification Payments. Any indemnification claims against the Indemnifying Parties (other than for Fraud Claims) shall be satisfied solely by the Escrow Property (with such indemnification first be applied against the Escrow Shares and then against any other Escrow Property), and no Indemnifying Party shall be required to make any out-of-pocket payment for indemnification other than in connection with Fraud Claims. Any indemnification obligation of an Indemnifying Party under this Article VI will be paid within five (5) Business Days after the determination of such obligation in accordance with Section 6.2(a) (and the Purchaser Representative and the Seller Representative will provide or cause to be provided to the Escrow Agent any written instructions or other information or documents required by the Escrow Agent to do so). Notwithstanding anything to the contrary contained herein, any indemnification payments will be made to Purchaser or its successors. With respect to any indemnification payment, the value of each Escrow Share or any other share of Purchaser Common Stock for purposes of determining the indemnification payment shall be the Purchaser Share Price on the date that the indemnification claim is finally determined in accordance with this Article VI. Any Escrow Shares or other shares of Purchaser Common Stock received by the Purchaser as an indemnification payment shall be promptly cancelled by the Purchaser after its receipt thereof. Without limiting any of the foregoing or any other rights of the Indemnified Parties under this Agreement or any Ancillary Document or at law or equity, in the event that an Indemnifying Party fails or refuses to promptly indemnify an Indemnified Party as provided herein or otherwise fails or refuses to make any payments required under any Ancillary Document, in either case, where it is established that such Indemnifying Party is obligated to provide such indemnification or to make such payment, the applicable Indemnified Party shall, in its sole discretion, be entitled to claim a portion of the shares of Purchaser Common Stock then owned by such Indemnifying Party up to an amount equal in value (based on the then current Purchaser Share Price) to the amount owed by such Indemnifying Party. In the event that such Indemnifying Party fails to promptly transfer any such shares of Purchaser Common Stock pursuant to this Section 6.4, the Purchaser Representative on behalf of Purchaser shall be and hereby is authorized as the attorney-in-fact for such Indemnifying Party to transfer such shares of Purchaser Common Stock to the proper recipient thereof as required by this Section 6.4, and may transfer such shares of Purchaser Common Stock and cancel the stock certificates for such shares on the books and records of Purchaser and issue new stock certificates to such transferee and may instruct its agents and any exchanges on which Purchaser Common Stock is listed or traded to do the same.

6.5            Exclusive Remedy. From and after the Closing, except with respect to Fraud Claims or claims seeking injunctions, specific performance or other equitable relief (including pursuant to Section 9.9), or claims under the terms of the Letters of Transmittal or other Ancillary Documents, indemnification pursuant to this Article VI shall be the sole and exclusive remedy for the Parties with respect to matters arising under this Agreement of any kind or nature, including for any misrepresentation or breach of any warranty, covenant, or other provision contained in this Agreement or in any certificate or instrument delivered pursuant to this Agreement or otherwise relating to the subject matter of this Agreement, including the negotiation and discussion thereof.

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Article VII
CLOSING CONDITIONS

7.1            Conditions to Each Party’s Obligations. The obligations of each Party to consummate the Merger and the other transactions described herein shall be subject to the satisfaction or written waiver (where permissible) by the Seller and the Purchaser of the following conditions:

(a)            Required Purchaser Stockholder Approval. The Purchaser Stockholder Approval Matters that are submitted to the vote of the stockholders of the Purchaser at the Purchaser Special Meeting in accordance with the Proxy Statement shall have been approved by the requisite vote of the stockholders of the Purchaser at the Purchaser Special Meeting in accordance with the Purchaser’s Organizational Documents, applicable Law and the Proxy Statement (the “Required Purchaser Stockholder Approval”).

(b)            Required Seller Stockholder Approval. The Seller Special Meeting or action by written consent, as applicable, shall have been held in accordance with the NRS and the Seller’s Organizational Documents, and at such meeting or written consent, the requisite vote of the Seller Stockholders (including any separate class or series vote that is required, whether pursuant to the Seller’s Organizational Documents, any stockholder agreement or otherwise) shall have authorized, approved and consented to, the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which the Seller is or is required to be a party or bound, and the consummation of the transactions contemplated hereby and thereby, including the Merger (the “Required Seller Stockholder Approval”).

(c)            Antitrust Laws. Any waiting period (and any extension thereof), if any, applicable to the consummation of this Agreement under any Antitrust Laws shall have expired or been terminated.

(d)            Requisite Regulatory Approvals. All Consents required to be obtained from or made with any Governmental Authority in order to consummate the transactions contemplated by this Agreement shall have been obtained or made.

(e)            Requisite Consents. The Consents required to be obtained from or made with any third Person (other than a Governmental Authority) in order to consummate the transactions contemplated by this Agreement that are set forth in Schedule 7.1(e) shall have each been obtained or made.

(f)            No Adverse Law or Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the transactions or agreements contemplated by this Agreement illegal or change the anticipated tax treatment or which otherwise prevents or prohibits consummation of the transactions contemplated by this Agreement.

(g)            Nasdaq. The Purchaser Common Stock to be issued in connection with the transactions shall have been approved for listing on Nasdaq, subject to official notice of issuance.

(h)            Appointment to the Board and Officers. The members of the Post-Closing Purchaser Board shall have been elected or appointed as of the Closing consistent with the requirements of Section 5.19, and the post-Closing officers of the Purchaser shall have been approved and appointed consistent with the requirements of Section 5.19.

(i)            Proxy Statement. The Proxy Statement shall have been declared effective by the SEC and shall remain effective as of the Closing, and no stop order or similar order shall be in effect with respect to the Proxy Statement.

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7.2            Conditions to Obligations of the Seller and the Company. In addition to the conditions specified in Section 7.1, the obligations of the Seller and the Company to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Seller and the Company) of the following conditions:

(a)            Representations and Warranties. All of the representations and warranties of the Purchaser set forth in this Agreement and in any certificate delivered by or on behalf of the Purchaser pursuant hereto shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, the Purchaser.

(b)            Agreements and Covenants. The Purchaser Entities shall have each performed, in all material respects, all of the Purchaser Entities’ obligations and complied, in all material respects, with all of the Purchaser Entities’ agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)            No Purchaser Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Purchaser since the date of this Agreement which is continuing and uncured.

(d)            Amended Purchaser Certificate of Incorporation. At or prior to the Closing, the Amended Purchaser Certificate of Incorporation (including the respective certificates of designation for the Series A Preferred Stock and Series B Preferred Stock) shall have been filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL.

(e)            Amended Purchaser Loan. The Purchaser shall have advanced the Amended Purchaser Loan to the Seller.

(f)            Closing Deliveries.

(i)            Officer Certificate. The Purchaser shall have delivered to the Seller a certificate, dated the Closing Date, signed by an executive officer of the Purchaser in such capacity, certifying as to the satisfaction of the conditions specified in Sections 7.2(a), 7.2(b) and 7.2(c).

(ii)            Secretary Certificate. The Purchaser shall have delivered to the Seller a certificate from its secretary or other executive officer certifying as to, and attaching, (A) copies of the Purchaser’s Organizational Documents as in effect as of the Closing Date, (B) the resolutions of the Purchaser’s board of directors authorizing and approving the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which it is a party or by which it is bound, and the adoption of the Amended Delaware Sub Charter and the consummation of the Merger and other transactions contemplated hereby and thereby, (C) evidence that the Required Purchaser Stockholder Approval has been obtained and (D) the incumbency of officers authorized to execute this Agreement or any Ancillary Document to which the Purchaser is or is required to be a party or otherwise bound.

(iii)            Good Standing. The Purchaser shall have delivered to the Seller a good standing certificate (or similar documents applicable for such jurisdictions) for the Purchaser certified as of a date no earlier than thirty (30) days prior to the Closing Date from the proper Governmental Authority of the Purchaser’s jurisdiction of organization and from each other jurisdiction in which the Purchaser is qualified to do business as a foreign entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(iv)            Voting Agreement. The Purchaser shall have delivered to the Seller a voting agreement, providing for the voting by Darren Mercer of his shares of Purchaser Common Stock in accordance with the vote or recommendation (where applicable) of a majority of the independent directors on the Post-Closing Purchaser Board for a period of two (2) years following the Closing, and otherwise in form and substance reasonably acceptable to the Seller and the Purchaser, executed by Darren Mercer in his individual capacity, and which shall become effective immediately after Closing.

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(v)            Purchaser Lock-Up Agreements. The Purchaser shall have delivered to the Seller a Purchaser Lock-Up Agreement executed by Darren Mercer in his individual capacity and any other Purchaser Lock-Up Agreement that has been agreed during the Interim Period.

(vi)            Escrow Agreement. The Seller shall have received a copy of the Escrow Agreement, duly executed by the Purchaser and the Escrow Agent.

(vii)            Mmobousi Employment Agreement. The Seller shall have received a copy of the Mmobuosi Employment Agreement, duly executed by Delaware Sub.

(viii)            Amended Delaware Sub Charter. The Purchaser shall have delivered an executed copy of the Amended Delaware Sub Charter substantially in the form of Exhibits D-1 and D-2.

(ix)            Release. The Purchaser shall have delivered to the Seller a general release of claims covering the period prior to the execution and delivery of this Agreement and which release shall include, without limitation, the Seller and its directors and executive officers, in a form to be mutually agreed by the Purchaser and the Seller, duly executed by the Purchaser.

7.3            Conditions to Obligations of the Purchaser. In addition to the conditions specified in Section 7.1, the obligations of the Purchaser Entities to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Purchaser) of the following conditions:

(a)            Representations and Warranties. All of the representations and warranties of the Seller and the Company set forth in this Agreement and in any certificate delivered by or on behalf of the Seller or the Company pursuant hereto shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, the Target Entities, taken as a whole.

(b)            Agreements and Covenants. The Seller and the Company shall have performed in all material respects all of their obligations and complied in all material respects with all of its agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)            No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Target Entities taken as a whole since the date of this Agreement which is continuing and uncured.

(d)            Closing Deliveries.

(i)            Officer Certificate. The Purchaser shall have received a certificate from the Seller, dated as the Closing Date, signed by an executive officer of the Seller in such capacity, certifying as to the satisfaction of the conditions specified in Sections 7.3(a), 7.3(b) and 7.3(c)

(ii)            Seller Secretary Certificate. The Seller shall have delivered to the Purchaser a certificate executed by the Seller’s secretary certifying as to the validity and effectiveness of, and attaching, (A) copies of the Seller’s Organizational Documents as in effect as of the Closing Date (immediately prior to the Effective Time), (B) the requisite resolutions of the Seller’s board of directors authorizing and approving the execution, delivery and performance of this Agreement and each Ancillary Document to which the Seller is or is required to be a party or bound, and the consummation of the Merger and the other transactions contemplated hereby and thereby, and recommending the approval and adoption of the same by the Seller Stockholders at a duly called meeting of stockholders, (C) evidence that the Required Seller Stockholder Approval has been obtained and (D) the incumbency of officers of the Seller authorized to execute this Agreement or any Ancillary Document to which the Seller is or is required to be a party or otherwise bound.

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(iii)            Company Secretary Certificate. The Company shall have delivered to the Purchaser a certificate executed by the Company’s secretary certifying as to the validity and effectiveness of, and attaching, (A) copies of the Company’s Organizational Documents as in effect as of the Closing Date (immediately prior to the Effective Time), (B) the requisite resolutions of the Company’s member and managers authorizing and approving the execution, delivery and performance of this Agreement and each Ancillary Document to which the Company is or is required to be a party or bound, and the consummation of the Merger and the other transactions contemplated hereby and thereby, and (C) the incumbency of officers of the Company authorized to execute this Agreement or any Ancillary Document to which the Company is or is required to be a party or otherwise bound.

(iv)            Good Standing. The Seller and the Company shall have delivered to the Purchaser good standing certificates (or similar documents applicable for such jurisdictions) for the Seller and each Target Entity certified as of a date no earlier than thirty (30) days prior to the Closing Date from the proper Governmental Authority of the Seller’s or Target Entity’s jurisdiction of organization and from each other jurisdiction in which the Seller or Target Entity is qualified to do business as a foreign corporation or other entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(v)            Certified Charter. The Company shall have delivered to the Purchaser a copy of the Company Charter, as in effect as of immediately prior to the Effective Time, certified by the Registry of Corporate Affairs of the British Virgin Islands as of a date no more than ten (10) Business Days prior to the Closing Date.

(vi)            Mmobuosi Employment Agreement. The Purchaser shall have received a copy of the Mmobuosi Employment Agreement, duly executed by Dozy Mmobuosi.

(vii)            Seller Lock-Up Agreements. The Purchaser shall have received from each Significant Company Holder a lock-up agreement, providing for a lock-up period of six (6) months, and substantially in the form of Exhibit B-2 (each, a “Seller Lock-Up Agreement”), duly executed by such Significant Company Holder.

(viii)            Registered Agent Letter. The Purchaser shall have received a copy of the letter, executed by all parties thereto, in the agreed form, to the British Virgin Islands registered agent of the Company from the client of record of such registered agent instructing it to take instruction from the Purchaser (or its nominees) from Closing.

(ix)            Resignations. The Purchaser shall have received written resignations effective as of the Closing, of each of the directors and officers of the Company as mutually agreed by the Purchaser and the Seller prior to the Closing.

(x)            Escrow Agreement. The Purchaser shall have received a copy of the Escrow Agreement, duly executed by the Seller Representative and the Escrow Agent.

(xi)            Target Contribution. The Purchaser shall have received evidence reasonably acceptable to the Purchaser that the Target Contribution has been effected in its entirety.

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(xii)            Release. The Seller shall have delivered to the Purchaser a general release of claims covering the period prior to the execution and delivery of this Agreement and which release shall include, without limitation, the Purchaser and its directors and executive officer, in a form to be mutually agreed by the Purchaser and the Seller, duly executed by the Seller.

7.4            Frustration of Conditions. Notwithstanding anything contained herein to the contrary, no Party may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by the failure of such Party or its Affiliates (or with respect to the Company, any Target Entity or Seller Stockholder) failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

Article VIII
TERMINATION AND EXPENSES

8.1            Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing as follows:

(a)            by mutual written consent of the Purchaser and the Seller;

(b)            by written notice by the Purchaser or the Seller if any of the conditions to the Closing set forth in Article VII have not been satisfied or waived by December 31, 2022 (the “Outside Date”); provided, however, the right to terminate this Agreement under this Section 8.1(b) shall not be available to a Party if the breach or violation by such Party or its Affiliates of any representation, warranty, covenant or obligation under this Agreement was the case of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c)            by written notice by either the Purchaser or the Seller if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action has become final and non-appealable;

(d)            by written notice by the Seller to the Purchaser, if (i) there has been a breach by the Purchaser of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of the Purchaser shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) thirty (30) days after written notice of such breach or inaccuracy is provided to the Purchaser or (B) the Outside Date;

(e)            by written notice by the Purchaser to the Seller, if (i) there has been a breach by the Seller or the Company of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of such Parties shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) thirty (30) days after written notice of such breach or inaccuracy is provided to the Seller or (B) the Outside Date;

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(f)            by written notice by the Purchaser to the Seller, if there shall have been a Material Adverse Effect on the Target Entities taken as a whole following the date of this Agreement which is uncured and continuing;

(g)            by written notice by the Seller to the Purchaser, if there shall have been a Material Adverse Effect on the Purchaser and its Subsidiaries taken as a whole following the date of this Agreement which is uncured and continuing;

(h)            by written notice by the Purchaser to the Seller within ten (10) days following the date hereof, but not prior to such date;

(i)            by written notice by the Purchaser, if its board of directors shall have withdrawn or modified in a manner adverse to the Seller its approval of this Agreement or the transactions contemplated hereby or its recommendation that holders of Purchaser Securities adopt this Agreement and approve the transactions contemplated hereby in accordance with Section 5.6(d) of this Agreement;

(j)            by written notice by the Seller, if the Seller receives written notice that the Purchaser’s board of directors has withdrawn or modified in a manner adverse to the Seller its approval of this Agreement or the transactions contemplated hereby or its recommendation that holders of Purchaser Securities adopt this Agreement and approve the transactions contemplated hereby in accordance with Section 5.6(d) of this Agreement;

(k)            by written notice by either the Purchaser or the Seller to the other, if the Purchaser Special Meeting is held (including any adjournment or postponement thereof) and has concluded, the Purchaser’s stockholders have duly voted, and the Required Purchaser Stockholder Approval was not obtained;

(l)            by written notice by either the Purchaser or the Seller to the other, if the Seller Special Meeting is held (including any adjournment or postponement thereof) and has concluded, the Seller Stockholders have duly voted, and the Required Seller Stockholder Approval was not obtained; or

(m)            by written notice by the Purchaser to the Company, if within forty-five (45) days following the date hereof the Company has not duly filed each of the Amended Seller SEC Reports with the SEC.

8.2            Effect of Termination. This Agreement may only be terminated in the circumstances described in Section 8.1 and pursuant to a written notice delivered by the applicable Party to the other applicable Parties, which sets forth the basis for such termination, including the provision of Section 8.1 under which such termination is made. In the event of the valid termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, and there shall be no Liability on the part of any Party or any of their respective Representatives, and all rights and obligations of each Party shall cease, except: (i) Sections 5.17, 5.18, 8.3, 8.4, Article IX and this Section 8.2 shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any Party from Liability for any willful breach of any representation, warranty, covenant or obligation under this Agreement or any Fraud Claim against such Party, in either case, prior to termination of this Agreement. Without limiting the foregoing, and except as provided in Sections 8.3 and this Section 8.2 and subject to the right to seek injunctions, specific performance or other equitable relief in accordance with Section 9.9, the Parties’ sole right prior to the Closing with respect to any breach of any representation, warranty, covenant or other agreement contained in this Agreement by another Party or with respect to the transactions contemplated by this Agreement shall be the right, if applicable, to terminate this Agreement pursuant to Section 8.1.

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8.3            Fees and Expenses. All Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses. As used in this Agreement, “Expenses” shall include all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financial advisors, financing sources, experts and consultants to a Party hereto or any of its Affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution or performance of this Agreement or any Ancillary Document related hereto and all other matters related to the consummation of this Agreement. Notwithstanding the foregoing, the Purchaser and the Seller each agree to each be responsible for fifty percent (50%) of all filing fees and expenses, if any, under (a) any applicable Antitrust Laws, including the fees and expenses relating to any pre-merger notification required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended (“Antitrust Expenses”) or for other regulatory filings made prior to the Closing, if any, and (b) fees with respect to the Proxy Statement.

8.4            Termination Fee. Notwithstanding Section 8.3 above, in the event that there is a valid and effective termination of this Agreement by the Purchaser pursuant to Section 8.1(i) or by the Company pursuant to Section 8.1(j), then the Purchaser shall pay to the Company a termination fee equal to Five Million U.S. Dollars ($5,000,000) (such amount, the “Termination Fee”). The Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing by the Company within ten (10) days after the effective date of such termination. Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that, with respect to any termination of this Agreement in circumstances where the Termination Fee is payable, the payment of the Termination Fee shall, in light of the difficulty of accurately determining actual damages, constitute liquidated damages with respect to any claim for damages or any other claim which the Company would otherwise be entitled to assert against the Purchaser or any of its Affiliates or any of their respective assets, or against any of their respective directors, officers, employees or shareholders with respect to this Agreement and the transactions contemplated hereby and shall constitute the sole and exclusive remedy available to the Company, provided, that the foregoing shall not limit the Purchaser’s Liability for any Fraud Claim relating to events occurring prior to termination of this Agreement.

Article IX
MISCELLANEOUS

9.1            Survival. The representations and warranties of the Parties contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Parties pursuant to this Agreement shall not survive the Closing, and from and after the Closing, the Parties and their respective Representatives shall not have any further obligations, nor shall any claim be asserted or action be brought against the Parties or their respective Representatives with respect thereto. The covenants and agreements made by the Parties in this Agreement or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

9.2            Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or Representative or Affiliate of any Party and (b) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or Representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Purchaser Entities, the Seller or the Company under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

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9.3            Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means (including email), with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

9.4            Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the Purchaser and the Seller (and after the Closing, the Purchaser Representative and the Seller Representative), and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

9.5            Third Parties. Except for the rights of the D&O Indemnified Persons set forth in Section 5.20, which the Parties acknowledge and agree are each express third party beneficiaries of such respective sections of this Agreement, nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

9.6            Arbitration. Any and all disputes, controversies and claims (other than applications for specific performance, a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 9.6) arising out of, related to, or in connection with this Agreement or the transactions contemplated hereby (a “Dispute”) shall be governed by this Section 9.6. A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by such other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to and finally resolved by arbitration pursuant to the then-existing Expedited Procedures (as defined in the AAA Procedures) of the Commercial Arbitration Rules (the “AAA Procedures”) of the AAA. Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the state of New York. Time is of the essence. Each party subject to the Dispute shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do, or to refrain from doing, anything consistent with this Agreement, the Ancillary Documents and applicable Law, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply (i) with respect to monetary relief, within the parameters established by the two proposals with respect to monetary damages (the parties expressly understand and agree that the arbitrator’s power shall be constrained with respect to monetary relief such that he or she may not grant greater monetary relief than sought by a party) and (ii) with respect to non-monetary relief, with only one or the other of the proposals (the parties expressly understand and agree that the arbitrator’s power shall be constrained with respect to non-monetary relief such that he or she may not award non-monetary relief, including declaratory or injunctive relief, which has not explicitly been sought by one of the parties in their respective resolution proposals). The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in New York, New York. The language of the arbitration shall be English.

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9.7            Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof. Subject to Section 9.6, all Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate court thereof) (the “Specified Courts”). Subject to Section 9.6, each Party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, in the manner provided for notices in Section 9.3. Nothing in this Section 9.7 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

9.8            WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8.

9.9            Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

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9.10            Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

9.11            Amendment. This Agreement may be further amended, supplemented or modified only by execution of a written instrument signed by the Purchaser, the Company, the Purchaser Representative and the Seller Representative.

9.12            Waiver. The Purchaser on behalf of itself and its Affiliates, the Company on behalf of itself and its Affiliates, and the Seller Representative on behalf of itself and the Seller, may in its sole discretion (i) extend the time for the performance of any obligation or other act of any other non-Affiliated Party hereto, (ii) waive any inaccuracy in the representations and warranties by such other non-Affiliated Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by such other non-Affiliated Party with any covenant or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby (including by the Purchaser Representative or the Seller Representative in lieu of such Party to the extent provided in this Agreement). Notwithstanding the foregoing, no failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Notwithstanding the foregoing, any waiver of any provision of this Agreement after the Closing shall also require the prior written consent of the Purchaser Representative.

9.13            Entire Agreement; Effect of Amendment and Restatement.

(i)            This Agreement and the documents or instruments referred to herein, including any exhibits and schedules attached hereto, which exhibits and schedules are incorporated herein by reference, together with the Ancillary Documents, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or the documents or instruments referred to herein, which collectively supersede all prior agreements and the understandings among the Parties with respect to the subject matter contained herein.

(ii)            Without prejudice to the generality of the foregoing, this Agreement amends, restates, supersedes and replaces in its entirety the Prior Agreement. All references to the Prior Agreement in any other document shall, from and after the date hereof, be deemed to refer to this Agreement (except to the extent, if any, that such interpretation would conflict with the terms of this Agreement as they refer or pertain to the Prior Agreement).

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9.14            Interpretation. The table of contents and the Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement, unless the context otherwise requires: (a) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and words in the singular, including any defined terms, include the plural and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity; (c) any accounting term used and not otherwise defined in this Agreement or any Ancillary Document has the meaning assigned to such term in accordance with GAAP; (d) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; I the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement; (f) the word “if” and other words of similar import when used herein shall be deemed in each case to be followed by the phrase “and only if”; (g) the term “or” means “and/or”; (h) any reference to the term “ordinary course” or “ordinary course of business” shall be deemed in each case to be followed by the words “consistent with past practice”; (i) any agreement, instrument, insurance policy, Law or Order defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, insurance policy, Law or Order as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, regulations, rules or orders) by succession of comparable successor statutes, regulations, rules or orders and references to all attachments thereto and instruments incorporated therein; (j) except as otherwise indicated, all references in this Agreement to the words “Section,” “Article”, “Schedule” and “Exhibit” are intended to refer to Sections, Articles, Schedules and Exhibits to this Agreement; and (k) the term “Dollars” or “$” means United States dollars. Any reference in this Agreement to a Person’s directors shall include any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall include any Person filling a substantially similar position for such Person. Any reference in this Agreement or any Ancillary Document to a Person’s shareholders or stockholders shall include any applicable owners of the equity interests of such Person, in whatever form, including with respect to the Purchaser its stockholders under the DGCL or its Organizational Documents. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. To the extent that any Contract, document, certificate or instrument is represented and warranted to by the Company to be given, delivered, provided or made available by the Company, in order for such Contract, document, certificate or instrument to have been deemed to have been given, delivered, provided and made available to the Purchaser or its Representatives, such Contract, document, certificate or instrument shall have been posted to the electronic data site maintained on behalf of the Company and made available to the Purchaser and its Representatives and the Purchaser and its Representatives have been given access to the electronic folders containing such information.

9.15            Counterparts. This Agreement and each Ancillary Document may be executed and delivered (including by facsimile, pdf or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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9.16            Purchaser Representative.

(a)            The Purchaser, on behalf of itself and its Subsidiaries, successors and assigns, by execution and delivery of this Agreement, hereby irrevocably appoints Darren Mercer, in the capacity as the Purchaser Representative, as each such Person’s agent, attorney-in-fact and representative, with full power of substitution to act in the name, place and stead of such Person, to act on behalf of such Person from and after the Closing in connection with: (i) bringing, managing, controlling, defending and settling on behalf of an Indemnified Party any indemnification claims by any of them under Article VI; (ii) acting on behalf of such Person under the Escrow Agreement; (iii) terminating, amending or waiving on behalf of such Person any provision of this Agreement or any Ancillary Documents to which the Purchaser Representative is a party or otherwise has rights in such capacity (together with this Agreement, the “Purchaser Representative Documents”); (iv) signing on behalf of such Person any releases or other documents with respect to any dispute or remedy arising under any Purchaser Representative Documents; (v) employing and obtaining the advice of legal counsel, accountants and other professional advisors as the Purchaser Representative, in its reasonable discretion, deems necessary or advisable in the performance of its duties as the Purchaser Representative and to rely on their advice and counsel; (vi) incurring and paying reasonable out-of-pocket costs and expenses, including fees of brokers, attorneys and accountants incurred pursuant to the transactions contemplated hereby, and any other out-of-pocket fees and expenses allocable or in any way relating to such transaction or any indemnification claim; and (vii) otherwise enforcing the rights and obligations of any such Persons under any Purchaser Representative Documents, including giving and receiving all notices and communications hereunder or thereunder on behalf of such Person; provided, that the Parties acknowledge that the Purchaser Representative is specifically authorized and directed to act on behalf of, and for the benefit of, the holders of Purchaser Securities (other than the Seller or the Seller Stockholders immediately prior to the Effective Time and their respective successors and assigns). All decisions and actions by the Purchaser Representative, including any agreement between the Purchaser Representative and the Company, the Seller Representative, the Seller or any Indemnifying Party relating to the defense or settlement of any claims for which an Indemnifying Party may be required to indemnify an Indemnified Party pursuant to Article VI, shall be binding upon the Purchaser and its Subsidiaries, successors and assigns, and neither they nor any other Party shall have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 9.16 are irrevocable and coupled with an interest. The Purchaser Representative hereby accepts its appointment and authorization as the Purchaser Representative under this Agreement.

(b)            The Purchaser Representative shall not be liable for any act done or omitted under any Purchaser Representative Document as the Purchaser Representative while acting in good faith and without willful misconduct or gross negligence, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Purchaser shall indemnify, defend and hold harmless the Purchaser Representative from and against any and all Losses incurred without gross negligence, bad faith or willful misconduct on the part of the Purchaser Representative (in its capacity as such) and arising out of or in connection with the acceptance or administration of the Purchaser Representative’s duties under any Purchaser Representative Document, including the reasonable fees and expenses of any legal counsel retained by the Purchaser Representative. In no event shall the Purchaser Representative in such capacity be liable under or in connection with any Purchaser Representative Document for any indirect, punitive, special or consequential damages. The Purchaser Representative shall be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine, including facsimiles or copies thereof, and no Person shall have any Liability for relying on the Purchaser Representative in the foregoing manner. In connection with the performance of its rights and obligations hereunder, the Purchaser Representative shall have the right at any time and from time to time to select and engage, at the cost and expense of the Purchaser, attorneys, accountants, investment bankers, advisors, consultants and clerical personnel and obtain such other professional and expert assistance, maintain such records and incur other out-of-pocket expenses, as the Purchaser Representative may deem necessary or appropriate from time to time. All of the indemnities, immunities, releases and powers granted to the Purchaser Representative under this Section 9.16 shall survive the Closing and continue indefinitely.

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(c)            The Person serving as the Purchaser Representative may resign upon ten (10) days’ prior written notice to the Purchaser and the Seller Representative, provided, that the Purchaser Representative appoints in writing a replacement Purchaser Representative. Each successor Purchaser Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Purchaser Representative, and the term “Purchaser Representative” as used herein shall be deemed to include any such successor Purchaser Representatives.

9.17            Seller Representative.

(a)            Seller Group, by delivery of a Letter of Transmittal, on behalf of itself and its successors and assigns, hereby irrevocably constitutes and appoints Dozy Mmobousi, in the capacity as the Seller Representative, as the true and lawful agent and attorney-in-fact of such Persons with full powers of substitution to act in the name, place and stead of thereof with respect to the performance on behalf of such Person under the terms and provisions of this Agreement and the Ancillary Documents to which the Seller Representative is a party or otherwise has rights in such capacity (together with this Agreement, the “Seller Representative Documents”), as the same may be from time to time amended, and to do or refrain from doing all such further acts and things, and to execute all such documents on behalf of such Person, if any, as the Seller Representative will deem necessary or appropriate in connection with any of the transactions contemplated under the Seller Representative Documents, including: (i) managing, controlling, defending and settling on behalf of an Indemnifying Party any indemnification claims against any of them under Article VI, including controlling, defending, managing, settling and participating in any Third Party Claim in accordance with Section (a); (ii) acting on behalf of such Person under the Escrow Agreement; (iii) terminating, amending or waiving on behalf of such Person any provision of any Seller Representative Document (provided, that any such action, if material to the rights and obligations of the Seller in the reasonable judgment of the Seller Representative, will be taken in the same manner with respect to the Seller unless otherwise agreed by each Seller Stockholder who is subject to any disparate treatment of a potentially material and adverse nature); (iv) signing on behalf of such Person any releases or other documents with respect to any dispute or remedy arising under any Seller Representative Document; (v) employing and obtaining the advice of legal counsel, accountants and other professional advisors as the Seller Representative, in its reasonable discretion, deems necessary or advisable in the performance of its duties as the Seller Representative and to rely on their advice and counsel; (vi) incurring and paying reasonable costs and expenses, including fees of brokers, attorneys and accountants incurred pursuant to the transactions contemplated hereby, and any other reasonable fees and expenses allocable or in any way relating to such transaction or any indemnification claim, whether incurred prior or subsequent to Closing; (vii) receiving all or any portion of the consideration provided to the Seller under this Agreement and to distribute the same to the Seller; and (viii) otherwise enforcing the rights and obligations of any such Persons under any Seller Representative Document, including giving and receiving all notices and communications hereunder or thereunder on behalf of such Person. All decisions and actions by the Seller Representative, including any agreement between the Seller Representative and the Purchaser Representative, the Purchaser or any Indemnified Party relating to the defense or settlement of any claims for which an Indemnifying Party may be required to indemnify an Indemnified Party pursuant to Article VI, shall be binding upon the Seller and its respective successors and assigns, and neither they nor any other Party shall have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 9.17 are irrevocable and coupled with an interest. The Seller Representative hereby accepts its appointment and authorization as the Seller Representative under this Agreement.

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(b)            Any other Person, including the Purchaser Representative, the Purchaser, the Company and the Indemnified Parties and the Indemnifying Parties may conclusively and absolutely rely, without inquiry, upon any actions of the Seller Representative as the acts of the Seller under any Seller Representative Documents. The Purchaser Representative, the Purchaser, the Company and each Indemnified Party and Indemnifying Party shall be entitled to rely conclusively on the instructions and decisions of the Seller Representative as to (i) the settlement of any indemnification claims by an Indemnified Party pursuant to Article VI, (ii) any payment instructions provided by the Seller Representative or (iii) any other actions required or permitted to be taken by the Seller Representative hereunder, and neither the Seller nor any Indemnifying Party shall have any cause of action against the Purchaser Representative, the Purchaser, the Company or any other Indemnified Party for any action taken by any of them in reliance upon the instructions or decisions of the Seller Representative. The Purchaser Representative, the Purchaser, the Company and the other Indemnified Parties shall not have any Liability to the Seller or any Indemnifying Party for any allocation or distribution to the Seller by the Seller Representative of payments made to or at the direction of the Seller Representative. All notices or other communications required to be made or delivered to the Seller under any Seller Representative Document shall be made to the Seller Representative for the benefit of the Seller, and any notices so made shall discharge in full all notice requirements of the other parties hereto or thereto to the Seller with respect thereto. All notices or other communications required to be made or delivered by the Seller shall be made by the Seller Representative (except for a notice under Section 9.17(d) of the replacement of the Seller Representative).

(c)            The Seller Representative will act for the Seller on all of the matters set forth in this Agreement in the manner the Seller Representative believes to be in the best interest of the Seller, but the Seller Representative will not be responsible to the Seller for any Losses that the Seller or any Indemnifying Party may suffer by reason of the performance by the Seller Representative of the Seller Representative’s duties under this Agreement, other than Losses arising from the bad faith, gross negligence or willful misconduct by the Seller Representative in the performance of its duties under this Agreement. From and after the Closing, the Seller shall indemnify, defend and hold the Seller Representative harmless from and against any and all Losses reasonably incurred without gross negligence, bad faith or willful misconduct on the part of the Seller Representative (in its capacity as such) and arising out of or in connection with the acceptance or administration of the Seller Representative’s duties under any Seller Representative Document, including the reasonable fees and expenses of any legal counsel retained by the Seller Representative. In no event shall the Seller Representative in such capacity be liable hereunder or in connection herewith for any indirect, punitive, special or consequential damages. The Seller Representative shall not be liable for any act done or omitted under any Seller Representative Document as the Seller Representative while acting in good faith and without willful misconduct or gross negligence, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Seller Representative shall be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine, including facsimiles or copies thereof, and no Person shall have any Liability for relying on the Seller Representative in the foregoing manner. In connection with the performance of its rights and obligations hereunder, the Seller Representative shall have the right at any time and from time to time to select and engage, at the reasonable cost and expense of the Seller, attorneys, accountants, investment bankers, advisors, consultants and clerical personnel and obtain such other professional and expert assistance, maintain such records and incur other reasonable out-of-pocket expenses, as the Seller Representative may reasonably deem necessary or appropriate from time to time. All of the indemnities, immunities, releases and powers granted to the Seller Representative under this Section 9.17 shall survive the Closing and continue indefinitely.

(d)            If the Seller Representative shall die, become disabled, dissolve, resign or otherwise be unable or unwilling to fulfill its responsibilities as representative and agent of the Seller, then Seller shall, within ten (10) days after such death, disability, dissolution, resignation or other event, appoint a successor Seller Representative (as determined by the board of directors of the Seller, within two (2) Business Days after such appointment) notify the Purchaser Representative and the Purchaser in writing of the identity of such successor. Any such successor so appointed shall become the “Seller Representative” for purposes of this Agreement.

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Article X
DEFINITIONS

10.1            Certain Definitions. For purpose of this Agreement, the following capitalized terms have the following meanings:

“AAA” means the American Arbitration Association or any successor entity conducting arbitrations.

“Accounting Principles” means in accordance with GAAP as in effect at the date of the financial statement to which it refers or if there is no such financial statement, then as of the Closing Date, using and applying the same accounting principles, practices, procedures, policies and methods (with consistent classifications, judgments, elections, inclusions, exclusions and valuation and estimation methodologies) used and applied by the Target Entities in the preparation of the latest audited Seller Financials.

“Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

“Ancillary Documents” means each agreement, instrument or document attached hereto as an Exhibit, and the other agreements, certificates and instruments to be executed or delivered by any of the Parties hereto in connection with or pursuant to this Agreement.

“Amended Seller SEC Reports” means the amendment and/or restatement after the date hereof of the following Seller SEC Reports (including all accompanying financial statements, exhibits and annexes thereto): (i) any current reports on Form 8-K relating to the transactions contemplated by the Tingo Acquisition Agreement; (ii) the quarterly report on Form 10-Q for the period ended September 30, 2021;(iii) the annual report on Form 10-K for the period ended December 31, 2021; and (iv) the quarterly report on Form 10-Q for the period ended March 31, 2022.

“Articles of Merger” means the articles of merger entered into between the Company and BVI Sub containing such information as is prescribed by Section 171(1) of the BVI Act.

“Benefit Plans” of any Person means any and all deferred compensation, executive compensation, incentive compensation, equity purchase or other equity-based compensation plan, employment or consulting, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee benefit plan, program, agreement or arrangement, including each “employee benefit plan” as such term is defined under Section 3(3) of ERISA, maintained or contributed to or required to be contributed to by a Person for the benefit of any employee or terminated employee, independent contractor, director, or officer of such Person, or with respect to which such Person has any Liability, whether direct or indirect, actual or contingent.

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“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.

“BVI Act” means the BVI Business Companies Act (As Revised) of the British Virgin Islands.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as amended. Reference to a specific section of the Code shall include such section and any valid treasury regulation promulgated thereunder.

“Company Charter” means the memorandum and articles of association of the Company.

“Company Convertible Securities” any other options, warrants or rights to subscribe for or purchase any shares in the Company or securities convertible into or exchangeable for, or otherwise confer on the holder any right to acquire any shares in the Company.

“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

“Contracts” means all contracts, agreements, binding arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses (and all other contracts, agreements or binding arrangements concerning Intellectual Property), franchises, leases and other instruments or obligations of any kind (including any amendments and other modifications thereto).

“Contributed Subsidiaries” means all Subsidiaries of the Seller other than the Company.

“Contributed Subsidiary Interests” means any capital stock, equity security or other direct or indirect equity, membership or ownership interest, and any option, warrant, right or security exercisable for or convertible into, any equity security or any direct or indirect equity, membership or ownership interest in the Contributed Subsidiaries.

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority) of the Controlled Person; or (b) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

“Copyrights” means any works of authorship, mask works and all copyrights therein, including all renewals and extensions, copyright registrations and applications for registration and renewal, and non-registered copyrights.

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“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or any other related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, directive, guidelines or recommendations by any Governmental Authority (including the Centers for Disease Control and the World Health Organization) in each case in connection with, related to or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (CARES) or any changes thereto.

“Effective Time” means the date of the Closing or on such other date as agreed upon by the Parties.

“Environmental Law” means any Law in any way relating to (a) the protection of human health and safety, (b) the protection, preservation or restoration of the environment and natural resources (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (c) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §§6901 et seq., the Toxic Substances Control Act, 15 U.S.C. §§2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §§1151 et seq., the Clean Air Act, 42 U.S.C. §§7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§111 et seq., Occupational Safety and Health Act, 29 U.S.C. §§651 et seq. (to the extent it relates to exposure to Hazardous Substances), the Asbestos Hazard Emergency Response Act, 15 U.S.C. §§2601 et seq., the Safe Drinking Water Act, 42 U.S.C. §§300f et seq., the Oil Pollution Act of 1990 and analogous state acts.

“Environmental Liabilities” means, in respect of any Person, all Liabilities, obligations, responsibilities, Remedial Actions, Losses, damages, costs, and expenses (including all reasonable fees, disbursements, and expenses of counsel, experts, and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any other Person or in response to any violation of Environmental Law, whether known or unknown, accrued or contingent, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, to the extent based upon, related to, or arising under or pursuant to any Environmental Law, Environmental Permit, Order, or Contract with any Governmental Authority or other Person, that relates to any environmental, health or safety condition, violation of Environmental Law, or a Release or threatened Release of Hazardous Materials.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fraud Claim” means any claim based in whole or in part upon fraud.

“GAAP” means generally accepted accounting principles as in effect in the United States of America.

“Governmental Authority” means any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

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“Hazardous Material” means any waste, gas, liquid or other substance or material that is defined, listed or designated as a “hazardous substance”, “pollutant”, “contaminant”, “hazardous waste”, “regulated substance”, “hazardous chemical”, or “toxic chemical” (or by any similar term) under any Environmental Law, or any other material regulated, or that could result in the imposition of Liability or responsibility, under any Environmental Law, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, mold, and urea formaldehyde insulation.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest), (b) all obligations for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (c) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (d) all obligations of such Person under leases that should be classified as capital leases in accordance with GAAP, (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (f) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (g) all obligations secured by an Lien (other than a Permitted Lien) on any property of such Person, (h) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness described in clauses (a) through (g) above of such Person and (i) all obligation described in clauses (a) through (h) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

“Indemnifiable Matters” means, collectively and without duplication, Special Tax Indemnity Matters, Special Dissenting Shares Indemnity Matters, Special IWI Indemnity Matters and Special Litigation Indemnity Matters.

“Intellectual Property” means all of the following as they exist in any jurisdiction throughout the world: Patents, Trademarks, Copyrights, Trade Secrets, Internet Assets, Software and other intellectual property, and all licenses, sublicenses and other agreements or permissions related to the preceding property.

“Intercompany Loan” means the extension of a loan by the Purchaser to Delaware Sub to be memorialized by, and in such principal amount and on such other terms and conditions set forth in, an intercompany promissory note to be made by Delaware Sub in favor of the Purchaser substantially in the form of Exhibit E hereto.

“Internet Assets” means any and all domain name registrations, web sites and web addresses and related rights, items and documentation related thereto, and applications for registration therefor.

“IRS” means the U.S. Internal Revenue Service (or any successor Governmental Authority).

“Knowledge” means, with respect to (i) the Seller, the actual knowledge of the executive officers or directors of any Target Entity, after reasonable inquiry or (ii) any other Party, (A) if an entity, the actual knowledge of its directors and executive officers, after reasonable inquiry, or (B) if a natural person, the actual knowledge of such Party after reasonable inquiry.

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“Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, Order or Consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under GAAP or other applicable accounting standards), including Tax liabilities due or to become due.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another Person, or any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Losses” means any and all losses, Actions, Orders, Liabilities, damages, Taxes, interest, penalties, Liens, amounts paid in settlement, costs and expenses (including reasonable expenses of investigation and court costs and reasonable attorneys’ fees and expenses).

“Material Adverse Effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person or any of its Subsidiaries on a timely basis to consummate the transactions contemplated by this Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder; provided, however, that for purposes hereof, any facts, events, occurrences, changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the following (by themselves or when aggregated with any other, changes or effects) shall not be deemed to be, constitute, or be taken into account when determining whether there has or may, would or could have occurred a Material Adverse Effect: (i) general changes in the financial or securities markets (including changes in the credit, debt, securities and capital markets) or general economic or political conditions in the country or region in which such Person or any of its Subsidiaries do business; (ii) changes, conditions or effects that generally affect the industries in which such Person or any of its Subsidiaries principally operate; (iii) changes in applicable Laws (including COVID-19 Measures) or GAAP or other applicable accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which such Person and its Subsidiaries principally operate; (iv) conditions caused by acts of God, terrorism, war (whether or not declared), natural disaster or pandemic (including COVID-19) or the worsening thereof; (v) any failure in and of itself by such Person and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying cause of any such failure may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein); (vi) the announcement or pendency of the transactions contemplated by this Agreement (including the Merger) (provided that this clause (vi) shall not apply to any representation or warranty to the extent such representation or warranty relates to the consequences resulting from the execution, announcement, performance or existence of this Agreement); and (vii) in the case of the Company, the ability of the Company to make any of the representations and warranties contained in this Agreement as of the date hereof; provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i) - (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such Person or any of its Subsidiaries compared to other participants in the industries in which such Person or any of its Subsidiaries primarily conducts its businesses. Notwithstanding the foregoing, with respect to the Purchaser, the failure to obtain the Required Purchaser Shareholder Approval shall not be deemed to be a Material Adverse Effect on or with respect to the Purchaser.

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“Material Restrictions” means any condition or restriction imposed by Nasdaq in connection with the Nasdaq Change of Control Application that would substantially inhibit the ability of Dozy Mmobuosi, as the controlling beneficial owner of Tingo, Inc., to (i) appoint or remove the members of the Purchaser’s board of directors, or (ii) otherwise exercise voting control over the Purchaser.

“Mmobuosi Employment Agreement” means an employment agreement between Delaware Sub and Dozy Mmobuosi in form and substance mutually agreed by the Seller and the Purchaser.

“Nasdaq” means the Nasdaq Capital Market.

“NRS” means the Nevada Revised Statutes.

“Order” means any order, decree, ruling, judgment, injunction, writ, determination, binding decision, verdict, judicial award or other action that is or has been made, entered, rendered, or otherwise put into effect by or under the authority of any Governmental Authority.

“Organizational Documents” means, with respect to any Person that is an entity, its certificate of incorporation or formation, bylaws, operating agreement, memorandum and articles of association or similar organizational documents, in each case, as amended.

“OTC Markets” means the marketplace for trading over-the-counter securities operated by OTC Markets Group Inc.

“Patents” means any patents, patent applications and the inventions, designs and improvements described and claimed therein, patentable inventions, and other patent rights (including any divisionals, provisionals, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are amended, modified, withdrawn, or refiled).

“PCAOB” means the U.S. Public Company Accounting Oversight Board (or any successor thereto).

“Permits” means all federal, state, local or foreign or other third-party permits, grants, easements, consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, designations, ratings, registrations, qualifications or orders of any Governmental Authority or any other Person.

“Permitted Splits” means any stock split, reverse stock split, stock dividend or similar event affecting the issued and outstanding shares of Purchaser Common Stock as agreed to by the Purchaser and the Seller Group for the purpose of facilitating compliance with Nasdaq listing requirements or as the Purchaser and the Seller Group may otherwise agree.

“Permitted Liens” means (a) Liens for Taxes or assessments and similar governmental charges or levies, which either are (i) not delinquent or (ii) being contested in good faith and by appropriate proceedings, and adequate reserves have been established with respect thereto, (b) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens incurred or deposits made in the ordinary course of business in connection with social security, (d) Liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business or (e) Liens arising under this Agreement or any Ancillary Document.

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“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Personal Property” means any machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, parts and other tangible personal property.

“Purchaser Confidential Information” means all confidential or proprietary documents and information concerning the Purchaser or any of its Representatives; provided, however, that Purchaser Confidential Information shall not include any information which, (i) at the time of disclosure by the Company or any of its Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Purchaser or its Representatives to the Company or any of its Representatives, was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Purchaser Confidential Information. For the avoidance of doubt, from and after the Closing, Purchaser Confidential Information will include the confidential or proprietary information of the Target Entities.

“Purchaser Securities” means the securities of the Purchaser listed on Schedule 3.3(a) hereto.

“Purchaser Share Price” means an amount equal to the VWAP of the Purchaser Common Stock over the twenty (20) Trading Days ending at the close of business on the principal securities exchange or securities market on which shares of the Purchaser Common Stock are then traded immediately prior to the date of determination, as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the date of this Agreement.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

“Remedial Action” means all actions to (i) clean up, remove, treat, or in any other way address any Hazardous Material, (ii) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care, or (iv) correct a condition of noncompliance with Environmental Laws.

“Representatives” means, as to any Person, such Person’s Affiliates and the respective managers, directors, officers, employees, independent contractors, consultants, advisors (including financial advisors, counsel and accountants), agents and other legal representatives of such Person or its Affiliates.

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“SEC” means the U.S. Securities and Exchange Commission (or any successor Governmental Authority).

“Securities Act” means the Securities Act of 1933, as amended.

“Seller and Company Signing Reps” means the representations and warranties of the Seller and the Company contained in Sections 4.1 (Organization and Standing) and 4.2 (Authorization; Binding Agreement).

“Seller Class A Common Stock” mean the Class A Common Stock, par value $0.001 per share, of the Seller.

“Seller Class B Common Stock” mean the Class B Common Stock, par value $0.001 per share, of the Seller.

“Seller Common Stock” means the Seller Class A Common Stock and the Seller Class B Common Stock.

“Seller Confidential Information” means all confidential or proprietary documents and information concerning the Target Entities or any of their respective Representatives, furnished in connection with this Agreement or the transactions contemplated hereby; provided, however, that Seller Confidential Information shall not include any information which, (i) at the time of disclosure by the Purchaser or its Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Seller or its Representatives to the Purchaser or its Representatives was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Seller Confidential Information.

“Seller Distribution” means the distribution by the Seller of (i) securities of the Purchaser received by the Seller pursuant to this Agreement and the transactions contemplated hereby and (ii) any securities of Delaware Sub received by the Seller pursuant to this Agreement and the transactions contemplated hereby.

“Seller Group” means the Seller and Company, taken together.

“Seller Preferred Stock” means the preferred stock of the Seller.

“Seller Stock” means any shares of the Seller Common Stock and the Seller Preferred Stock.

“Seller Stockholders” means, collectively, the holders of Seller Stock.

“Series A Preferred Stock” means the Series A Preferred Stock of the Purchaser, par value $0.001 per share.

“Series B Preferred Stock” means the Series B Preferred Stock of the Purchaser, par value $0.001 per share.

“Series C Preferred Stock” means the Series C Preferred Stock of the Purchaser, par value $0.001 per share.

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“Preferred Board Members” means two members of the board of directors of the Purchaser, which shall exclusively be appointed by the holder of a majority of the Series B Preferred Stock.

“Series A Preferred Shares” means shares of Series A Preferred Stock.

“Series B Preferred Shares” means shares of Series B Preferred Stock.

“Series C Preferred Shares” means shares of Series C Preferred Stock.

“Series A Conversion” means the conversion of all of the total issued and outstanding shares of Series A Preferred Stock into an amount of shares equal to 20% of the total issued and outstanding shares of Purchaser Common Stock.

“Series B Conversion” means the conversion of all of the total issued and outstanding shares of Series B Preferred Stock into an amount of shares equal to 35% of the total issued and outstanding shares of Purchaser Common Stock.

“Series A Conversion Approval” means the Series A Conversion shall have been approved by the requisite vote of the Purchaser Stockholders (including any separate class or series vote that is required, whether pursuant to the Purchaser’s Organizational Documents, any stockholder agreement or otherwise) at a Purchaser Special Meeting or action by written consent, as applicable, held in accordance with the DGCL and the Purchaser’s Organizational Documents.

“Series B Conversion Approval” means the Series B Conversion shall have been approved by the requisite vote of the Purchaser Stockholders (including any separate class or series vote that is required, whether pursuant to the Purchaser’s Organizational Documents, any stockholder agreement or otherwise) at a Purchaser Special Meeting or action by written consent, as applicable, held in accordance with the DGCL and the Purchaser’s Organizational Documents.

“Conversion Approval(s)” means either the Series A Conversion or the Series B Conversion Approval or both.

“Significant Seller Holder” means any Seller Stockholder who (i) is an executive officer or director of the Seller or (ii) owns more than five percent (5%) of the issued and outstanding shares of the Seller (treating any Seller Preferred Stock and Seller Convertible Securities on an as-converted to Seller Common Stock basis).

“Software” means any computer software programs, including all source code, object code, and documentation related thereto and all software modules, tools and databases.

“SOX” means the U.S. Sarbanes-Oxley Act of 2002, as amended.

“Special Dissenting Shares Indemnity Matters” means any Actions by dissenting Seller Stockholders arising under or pursuant to Section 92A.300 et seq. of the NRS or otherwise arising from or in connection with the Merger or other transactions contemplated by this Agreement (but excluding any other Indemnifiable Matters).

“Special IWI Indemnity Matters” means claims or Actions resulting or arising from or in relation to (i) the IWI business or assets and (ii) facts and circumstances occurring on or prior to August 15, 2021 (but excluding any other Indemnifiable Matters).

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“Special Litigation Indemnity Matters” means claims or Actions against the Company or (after the Closing) the Purchaser resulting or arising from acts or omissions of the Seller occurring prior to the Effective Time (but excluding any other Indemnifiable Matters).

“Special Tax Indemnity Matters” means any unpaid Taxes owed to any Governmental Authority by the Seller or any Subsidiary, predecessor or successor, or any Tax Returns filed or required to be filed with any Governmental Authority by the Seller or any Subsidiary or predecessor or successor, Authority, in each case in respect of the 2021 tax year or any prior tax year (or portion thereof) and resulting or arising from or in relation to the IWI business or assets (but excluding any other Indemnifiable Matters).

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity. A Subsidiary of a Person will also include any variable interest entity which is consolidated with such Person under applicable accounting rules.

“Target Contribution” means (a) the effective assignment, transfer, conveyance and contribution by the Seller to the Company of all of the Seller’s right, title and interest in the Contributed Subsidiary Interests and to all other assets on the Seller’s balance sheet and (b) the effective assumption by the Company of reasonable and documented Liabilities on the Seller’s balance sheet up to $4 million (“Assumed Liabilities”), and (c) the payment and satisfaction by the Purchaser of the Assumed Liabilities within thirty (30) days following the Required Seller Stockholder Approval.

“Target Entity” means each of the Company and its direct and indirect Subsidiaries (provided that with respect to any time prior to the completion of the Target Contribution, “Target Entity” shall mean the Seller and each of its direct and indirect Subsidiaries).

“Tax Return” means any return, declaration, report, claim for refund, information return or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes.

“Taxes” means (a) all direct or indirect federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, social security and related contributions due in relation to the payment of compensation to employees, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (b) any Liability for payment of amounts described in clause (a) whether as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law and (c) any Liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax group, tax indemnity or tax allocation agreement with, or any other express or implied agreement to indemnify, any other Person.

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“Trade Secrets” means any trade secrets, confidential business information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, trademark, or trade secret protection).

“Trademarks” means any trademarks, service marks, trade dress, trade names, brand names, internet domain names, designs, logos, or corporate names (including, in each case, the goodwill associated therewith), whether registered or unregistered, and all registrations and applications for registration and renewal thereof.

“Trading Day” means any day on which shares of Purchaser Common Stock are actually traded on the principal securities exchange or securities market on which the Purchaser Common Stock is then traded.

“VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value as determined reasonably and in good faith by a majority of the disinterested independent directors of the board of directors (or equivalent governing body) of the applicable issuer. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar federal, state, local or foreign Laws.

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IN WITNESS WHEREOF, each Party hereto has caused this Second Amended and Restated Agreement and Plan of Merger to be signed and delivered as of the date first written above.

The Purchaser:

MICT, INC.

By:	/s/Darren Mercer
Name: Darren Mercer
Title: CEO

The Purchaser Representative:

/s/Darren Mercer
Darren Mercer, solely in the capacity as the Purchaser Representative hereunder

The Seller:

TINGO, INC.

By:	/s/Dozy Mmobuosi
Name:Dozy Mmobuosi
Title:CEO

The Seller Representative:

/s/Dozy Mmobuosi
Dozy Mmobuosi, solely in the capacity as the Seller Representative hereunder

[Signature Page to Second Amended and Restated Agreement and Plan of Merger]